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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4815

Ultra Series Fund
(Exact name of registrant as specified in charter)
550 Science Drive, Madison, WI 53711
(Address of principal executive offices)(Zip code)

Lisa R. Lange
Chief Legal Officer and Chief Compliance Officer
Madison Legal and Compliance Department
550 Science Drive
Madison, WI 53711
(Name and address of agent for service)

Registrant’s telephone number, including area code: 608-274-0300

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Semi-annual Report
June 30, 2016

| ULTRA SERIES FUND

Ultra Series Fund | June 30, 2016

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. For more complete information about Ultra Series Fund, including charges and expenses, request a prospectus from your financial advisor or from CMFG Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677.

Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company. For more current Ultra Series Fund performance information, please call 1-800-670-3600. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

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Ultra Series Fund | June 30, 2016

Economic Overview and Market Outlook

After a rocky start to calendar year 2016, stocks quickly recouped lost ground and finished the six months ended June 30, 2016 with solid, if unspectacular, gains. The S&P 500 Index® returned 3.84% over the last six months. Mid cap stocks, as measured by the Russell Mid Cap Index®, returned 5.50%, and small caps advanced 2.22% based on the Russell 2000 Index®. Global equities, as measured by the MSCI EAFE Index (net), returned -4.42% as European economies continued to struggle with sub-par economic growth, a strong U.S. dollar, the need for stimulative monetary policies, and near the end of the quarter, an affirmative vote by the United Kingdom to leave the European Union. Bonds were the lead performer in U.S. capital markets, with the Barclays U.S. Aggregate Bond Index returning 5.31% for the period, and the Barclays Intermediate Government/Credit Index returning 4.07%. Lower long-term interest rates allowed bonds to fare favorably as the U.S. Federal Reserve paused after its initial increase in the Federal Funds Rate pending further information on the health of the U.S. economy. A late quarter flight to quality after the “Brexit” vote left 10 year maturity U.S. Treasury yields within 10 basis points of the lows recorded during the financial crisis.

Growth in U.S. output continues to be sluggish, uneven and sub-par by historical standards, with first quarter 2016 real GDP growing 1.1% at an annualized rate. Inflation remains tame, helped overall by a significant pullback in energy prices during the period despite a recovery surge during the second quarter. Even without the volatile food and energy sectors included, inflation rates remain within a range that gives comfort, for now, to Fed policy makers. As a result, it seems unlikely that the Fed will raise rates in the near-term, preferring to continue its wait-and-see stance. One bright spot for the economy continues to be the labor market, with the unemployment rate continuing a gradual decline and labor costs beginning to show signs of advance. A higher rate of compensation growth would be a welcome development for U.S. workers, putting more discretionary income in their pockets and supporting a higher rate of consumption spending.

The wild card, as the year continues, will be developments on the political front, both globally and here at home in the U.S. Uncertainty surrounding the implications of the UK’s decision to withdraw from the EU continue to weigh on global markets, and political upheaval in the UK and tough rhetoric from Europe are contributing to heightened daily price volatility. As we head in earnest into election season here in the U.S., it’s difficult to predict how political projections will affect the markets. Fortunately, the direct impact on the types of companies in which we invest should be minor, as they continue to produce solid results in a slowly expanding domestic economy. We will be carefully monitoring the political backdrop around the world as the summer progresses for signs of impact on the markets and the companies we hold.

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Ultra Series Fund | June 30, 2016

Review of Period (unaudited)

ALLOCATION FUNDS SUMMARY

The Ultra Series Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds (the “Funds”) invest primarily in shares of registered investment companies (the “Underlying Funds”). The Funds will be diversified among a number of asset classes and their allocation among Underlying Funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the Funds’ investment adviser. The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

•	Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the Funds’ aim to achieve a favorable overall risk profile for any targeted portfolio return.

•	Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the Funds under different economic and market conditions.

•	Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection. In addition, Madison has a flexible mandate which permits the Funds, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

CONSERVATIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Conservative Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments and 65% fixed income investments. Underlying Funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including other Madison Funds (the “Affiliated Underlying Funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and Underlying Funds is expected to be approximately:

•	0-20% money market funds;
•	20-80% debt securities (e.g., bond funds and convertible bond funds);
•	0-20% below-investment grade (“junk”) debt securities (e.g., high income funds);
•	10-50% equity securities (e.g., U.S. stock funds);
•	0-40% foreign securities (e.g., international stock and bond funds, including emerging market securities); and
•	0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

PERFORMANCE DISCUSSION

The Ultra Series Conservative Allocation Fund (Class I) returned 4.70% for the period, outperforming the Conservative Allocation Fund Custom Index return of 4.51%. The Fund exceeded its peers as measured by the Morningstar Conservative Allocation Category, which advanced 3.37%.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/16

Alternative Funds	2.6%
Bond Funds	57.0%
Foreign Stock Funds	8.2%
Money Market Funds	4.3%
Stock Funds	27.9%
Net Other Assets and Liabilities	0.0%

MODERATE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Moderate Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying Funds in which the Fund

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Ultra Series Fund | Review of Period (unaudited) - continued | June 30, 2016

invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and Underlying Funds is expected to be approximately:

•	0-15% money market funds;
•	10-60% debt securities (e.g., bond funds and convertible bond funds);
•	0-20% below-investment grade (“junk”) debt securities (e.g., high income funds);
•	20-80% equity securities (e.g., U.S. stock funds);
•	0-50% foreign securities (e.g., international stock and bond funds, including emerging market securities); and
•	0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

PERFORMANCE DISCUSSION

The Ultra Series Moderate Allocation Fund (Class I) returned 4.32% for the period, while its blended benchmark, the Moderate Allocation Fund Custom Index, returned 3.86%. The Fund also beat its Morningstar peer group as the Moderate Allocation Category returned an average of 2.83%.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/16

Alternative Funds	2.6%
Bond Funds	32.6%
Foreign Stock Funds	13.9%
Money Market Funds	3.1%
Stock Funds	48.0%
Net Other Assets and Liabilities	(0.2)%

AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Aggressive Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 85% equity investments and 15% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and Underlying Funds is expected to be approximately:

•	0-10% money market funds;
•	0-30% debt securities, all of which could be in below investment grade (“junk”) debt securities (e.g., bond funds, convertible bond funds and high income funds);
•	30-90% equity securities (e.g., U.S. stock funds);
•	0-60% foreign securities (e.g., international stock and bond funds, including emerging market securities); and
•	0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

PERFORMANCE DISCUSSION

The Ultra Series Aggressive Allocation Fund (Class I) returned 3.84% for the period, outperforming its blended benchmark, the Aggressive Allocation Fund Custom Index, which returned 3.30%. The Fund outperformed its Morningstar Aggressive Allocation Category peer group, which averaged a 2.18% return.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/16

Alternative Funds	2.6%
Bond Funds	14.2%
Foreign Stock Funds	19.2%
Money Market Funds	2.0%
Stock Funds	62.3%
Net Other Assets and Liabilities	(0.3)%

CORE BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Core Bond Fund invests at least 80% of its net assets in bonds. To keep current income relatively stable and to limit share price volatility, the Fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration. The Fund also strives to add incremental return in the portfolio by making strategic decisions relating to credit risk, sector exposure and yield curve positioning. The Fund may invest in corporate

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Ultra Series Fund | Review of Period (unaudited) - continued | June 30, 2016

debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

PERFORMANCE DESCRIPTION

The Ultra Series Core Bond Fund (Class I) returned 4.93% for the period, moderately trailing the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which advanced 5.31%. The Morningstar Intermediate-Term Bond peer group gained 4.99% for the period.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/16

Asset Backed Securities	2.2%
Collateralized Mortgage Obligations	1.9%
Commercial Mortgage-Backed Securities	2.3%
Corporate Notes and Bonds	30.6%
Long Term Municipal Bonds	7.7%
Mortgage Backed Securities	26.8%
Short-Term Investments	3.8%
U.S. Government and Agency Obligations	25.3%
Net Other Assets and Liabilities	(0.6)%

HIGH INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

PERFORMANCE DISCUSSION

The Ultra Series High Income Fund (Class I) returned 6.29% during the period, lagging the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index’s 9.32% return. The Fund also trailed its Morningstar High Yield Bond category peer group, which returned 7.02%.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/16

Consumer Discretionary	24.0%
Consumer Staples	3.3%
Energy	3.7%
Financials	4.5%
Health Care	11.4%
Industrials	17.6%
Information Technology	7.9%
Materials	5.9%
Money Market Funds	8.2%
Telecommunication Services	4.1%
Utilities	6.8%
Net Other Assets and Liabilities	2.6%

DIVERSIFIED INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds; however, under normal market conditions, the Fund’s portfolio managers generally attempt to target a 40% bond and 60% stock investment allocation. Nevertheless, bonds (including investment grade, high yield and mortgage- or asset-backed) may constitute up to 80% of the Fund’s assets, stocks (including common stocks, preferred stocks and convertible bonds) may constitute up to 70% of the Fund’s assets, real estate securities may constitute up to 25% of the Fund’s assets, foreign (including emerging market) stocks and bonds may constitute up to 25% of the Fund’s assets, and money market instruments may constitute up to 25% of the Fund’s assets. Although the Fund is permitted to invest up to 80% of its assets in lower credit quality bonds, under normal circumstances, the Fund intends to limit the investment in lower credit quality bonds to less than 50% of the Fund’s assets. The balance between the two strategies of the Fund (fixed income and equity investing) is determined after reviewing the risks associated with each type of investment, with the goal of meaningful risk reduction as market conditions demand.

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Ultra Series Fund | Review of Period (unaudited) - continued | June 30, 2016

PERFORMANCE DISCUSSIONS

The Ultra Series Diversified Income Fund (Class I) advanced 6.31% for the period, outpacing its blended index (50% Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index and 50% S&P 500®) which returned 4.76%. The Fund’s designated Morningstar peer group, the Moderate Allocation category, averaged a 2.83% return for the period.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/16

Asset Backed Securities	1.2%
Collateralized Mortgage Obligations	1.0%
Commercial Mortgage-Backed Securities	0.7%
Common Stocks	53.8%
Corporate Notes and Bonds	15.5%
Long Term Municipal Bonds	3.8%
Mortgage Backed Securities	10.4%
Short-Term Investments	2.8%
U.S. Government and Agency Obligations	10.2%
Net Other Assets and Liabilities	0.6%

LARGE CAP VALUE FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Large Cap Value Fund will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. The Fund follows a “value” approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the Fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The Fund will diversify its holdings among various industries and among companies within those industries.

PERFORMANCE DISCUSSIONS

The Ultra Series Large Cap Value Fund (Class I) returned 5.79% for the period, trailing its benchmark, the Russell 1000® Value Index, which advanced 6.30%. The Fund outperformed its Morningstar peer group, Large Cap Value category, which showed a 3.88% return.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/16

Consumer Discretionary	6.1%
Consumer Staples	11.2%
Energy	12.7%
Financials†	28.2%
Health Care	8.0%
Industrials	14.2%
Information Technology	8.0%
Money Market Funds	4.3%
Telecommunication Services	4.9%
Utilities	2.7%
Net Other Assets and Liabilities	(0.3)%

†Financials includes securities in the following industries: Capital Markets; Commercial Banks; Diversified Financial Services; Insurance; and Real Estate Management & Development.

LARGE CAP GROWTH FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. Stocks selected for the Fund will represent primarily well-established companies that have a demonstrated pattern of consistent growth. To a lesser extent, the Fund may invest in less established companies that may offer more rapid growth potential.

PERFORMANCE DISCUSSION

The Ultra Series Large Cap Growth Fund (Class I) returned 0.81% for the period, trailing its benchmark, the Russell 1000® Growth Index, which returned 1.36%. The Fund outperformed its peer group, Morningstar Large Growth category, which averaged a return of -2.38% over the same period.

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Ultra Series Fund | Review of Period (unaudited) - continued | June 30, 2016

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/16

Consumer Discretionary	17.6%
Consumer Staples	9.9%
Energy	1.9%
Financials	7.2%
Health Care	22.0%
Industrials	10.4%
Information Technology†	28.6%
Money Market Funds	2.4%
Net Other Assets and Liabilities	0.0%

†Information Technology includes securities in the following industries: Communications Equipment; Computers and Peripherals; Electronic Equipment; Instruments & Components; Internet Software & Services; IT Services; Semiconductors & Semiconductor Equipment; and Software.

MID CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Mid Cap Fund generally invests in common stocks of midsize companies and will, under normal market conditions, maintain at least 80% of its net assets in mid cap securities. The Fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The Fund’s portfolio managers believe in selecting stocks for the Fund that show steady, sustainable growth and reasonable valuations. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment.

PERFORMANCE DISCUSSION

The Ultra Series Mid Cap Fund (Class I) returned 5.03% for the period, underperforming its benchmark, the Russell Midcap® Index, with a 5.50% return. The Fund outperformed its peer group, the Morningstar Mid-Cap Growth category, whose average return was 0.28%.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/16

Consumer Discretionary*	28.5%
Consumer Staples	0.9%
Energy	3.2%
Financials†	28.1%
Health Care	7.9%
Industrials	13.4%
Information Technology	5.0%
Materials	3.2%
Money Market Funds	7.2%
Net Other Assets and Liabilities	2.6%

*Consumer Discretionary includes securities in the following industries: Media and Specialty Retail.

†Financials includes securities in the following industries: Commercial Banks; Insurance; Real Estate Investment Trusts (REITs); and Real Estate Management & Development.

INTERNATIONAL STOCK FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series International Stock Fund will invest, under normal market conditions, at least 80% of its net assets in the stock of foreign companies. Typically, a majority of the Fund’s assets are invested in relatively large cap stocks of companies located or operating in developed countries. The Fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the Fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The Fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

PERFORMANCE DISCUSSION

The Ultra Series International Stock Fund (Class I) returned -4.03% for the period, beating the -4.42% return of the MSCI EAFE Index (net). The Fund underperformed its peer group, with the Morningstar Foreign Large Blend Category averaging a -3.58% return.

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Ultra Series Fund | Review of Period (unaudited) - continued | June 30, 2016

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/16

United Kingdom	26.7%
Switzerland	14.9%
France	14.0%
Japan	9.2%
Netherlands	6.2%
Ireland	4.2%
Denmark	4.0%
United States	3.5%
Germany	3.1%
South Korea	3.0%
Sweden	2.1%
Cayman Islands	2.0%
Israel	1.8%
Australia	1.7%
Singapore	1.7%
Brazil	1.3%
Net Other Assets and Liabilities	0.6%

BENCHMARK DESCRIPTIONS

ALLOCATION FUND CUSTOM INDEXES*

The Conservative Allocation Fund Custom Index consists of 28% Russell 3000® Index, 7% MSCI ACWI ex-US Index and 65% Barclays US Aggregate Bond Index. See market index descriptions below.

The Moderate Allocation Fund Custom Index consists of 48% Russell 3000® Index, 12% MSCI ACWI ex-US Index and 40% Barclays US Aggregate Bond Index. See market index descriptions below.

The Aggressive Allocation Fund Custom Index consists of 64% Russell 3000® Index, 16% MSCI ACWI ex-US Index and 20% Barclays US Aggregate Bond Index. See market index descriptions below.

HYBRID FUND CUSTOM INDEXES*

The Custom Blended Index consists of 50% S&P 500® Index and 50% of Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index. See market indexes’ descriptions below.

*The Custom Indexes are calculated using a monthly re-balancing frequency (i.e., rebalanced back to original constituent weight every calendar month-end).

MARKET INDEXES

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The Barclays U.S. Intermediate Government Credit Bond Index measures the performance of U.S. dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities with maturities between one and 10 years.

The Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed-securities, asset-backed securities and corporate securities, with maturities greater than one year.

The MSCI ACWI ex-USA (net) Index is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the

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Ultra Series Fund | Review of Period (unaudited) - concluded | June 30, 2016

world, with the exception of U.S.-based companies. The Index includes both developed and emerging markets.

The MSCI EAFE (Europe, Australasia & Far East) Index (net) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

The Russell 1000® Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000® Index.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

© Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Past performance is no guarantee of future results.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

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Ultra Series Fund | June 30, 2016

Conservative Allocation Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 100.0%

Alternative Funds - 2.6%
SPDR Gold Shares*	33,153	$4,194,516

Bond Funds - 57.0%
Baird Aggregate Bond Fund Institutional Shares	920,814	10,202,616
iShares 3-7 Year Treasury Bond ETF	12,829	1,633,773
iShares 7-10 Year Treasury Bond ETF	72,233	8,160,162
iShares Intermediate Credit Bond ETF	14,654	1,630,990
iShares TIPS Bond Fund ETF	69,856	8,150,099
Madison Core Bond Fund Class Y (A)	3,765,353	38,594,867
Madison Corporate Bond Fund Class Y (A)	1,017,856	11,939,448
Madison High Quality Bond Fund Class Y (A)	141,375	1,573,503
Metropolitan West Total Return Bond Fund Class I	727,276	7,992,761
SPDR Barclays Short-Term High Yield Bond ETF	64,992	1,754,134

		91,632,353
Foreign Stock Funds - 8.2%
iShares Core MSCI EAFE ETF	46,760	2,426,376
iShares Edge MSCI Minimum Volatility EAFE ETF	47,237	3,136,065
Madison NorthRoad International Fund Class Y (A)	296,156	2,819,403
Vanguard FTSE All-World ex-U.S.ETF	75,434	3,232,347
WisdomTree Europe Hedged Equity Fund	32,272	1,630,704

		13,244,895
Money Market Funds - 4.3%
State Street Institutional U.S. Government Money Market Fund, 0.25%, Premier Class	6,931,102	6,931,102

Stock Funds - 27.9%
Energy Select Sector SPDR Fund	14,792	1,009,406
iShares Russell Mid-Cap ETF	43,686	7,345,364
Madison Dividend Income Fund Class Y (A)	513,823	11,596,988
Madison Investors Fund Class Y (A)	444,587	8,705,006
Madison Large Cap Value Fund Class Y (A)	108,141	1,655,636
Madison Mid Cap Fund Class Y (A)	491,803	4,229,508
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	136,559	2,049,744
VanEck Vectors Agribusiness ETF	40,682	1,953,143
Vanguard Information Technology ETF	25,875	2,770,954
Vanguard Value ETF	41,493	3,526,490

		44,842,239

TOTAL INVESTMENTS - 100.0% (Cost $154,344,587**)		160,845,105
NET OTHER ASSETS AND LIABILITIES - 0.0%		41,468

TOTAL NET ASSETS - 100.0%		$160,886,573

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $154,855,374.
(A)	Affiliated Company (see Note 11).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2016

Moderate Allocation Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 100.2%

Alternative Funds - 2.6%
SPDR Gold Shares*	56,051	$7,091,572

Bond Funds - 32.6%
Baird Aggregate Bond Fund Institutional Shares	252,273	2,795,185
iShares 7-10 Year Treasury Bond ETF	112,085	12,662,242
iShares Intermediate Credit Bond ETF	86,441	9,620,883
iShares TIPS Bond Fund ETF	58,907	6,872,680
Madison Core Bond Fund Class Y (A)	4,828,221	49,489,265
Madison Corporate Bond Fund Class Y (A)	481,207	5,644,557
Metropolitan West Total Return Bond Fund Class I	127,386	1,399,973

		88,484,785
Foreign Stock Funds - 13.9%
iShares Core MSCI EAFE ETF	144,672	7,507,030
iShares Edge MSCI Minimum Volatility EAFE ETF	121,476	8,064,792
Madison NorthRoad International Fund Class Y (A)	921,386	8,771,592
Vanguard FTSE All-World ex-U.S. ETF	184,543	7,907,668
WisdomTree Europe Hedged Equity Fund	108,229	5,468,811

		37,719,893
Money Market Funds - 3.1%
State Street Institutional U.S. Government Money Market Fund, 0.25%, Premier Class	8,474,352	8,474,352

Stock Funds - 48.0%
Energy Select Sector SPDR Fund	61,215	4,177,312
iShares Core S&P Mid-Cap ETF	99,942	14,930,335
Madison Dividend Income Fund Class Y (A)	1,128,073	25,460,599
Madison Investors Fund Class Y (A)	1,478,835	28,955,587
Madison Large Cap Value Fund Class Y (A)	803,269	12,298,048
Madison Mid Cap Fund Class Y (A)	1,172,762	10,085,750
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	818,707	12,288,790
VanEck Vectors Agribusiness ETF	110,145	5,288,062
Vanguard Information Technology ETF	75,221	8,055,417
Vanguard Value ETF	105,257	8,945,792

		130,485,692

TOTAL INVESTMENTS - 100.2% (Cost $254,797,596**)		272,256,294
NET OTHER ASSETS AND LIABILITIES - (0.2%)		(507,078)

TOTAL NET ASSETS - 100.0%		$271,749,216

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $256,462,617.
(A)	Affiliated Company (see Note 11).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2016

Aggressive Allocation Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 100.3%

Alternative Funds - 2.6%
SPDR Gold Shares*	18,805	$2,379,209

Bond Funds - 14.2%
iShares 7-10 Year Treasury Bond ETF	24,863	2,808,773
iShares Intermediate Credit Bond ETF	9,904	1,102,315
Madison Core Bond Fund Class Y (A)	881,077	9,031,039

		12,942,127
Foreign Stock Funds - 19.2%
iShares Core MSCI EAFE ETF	69,712	3,617,356
iShares Edge MSCI Minimum Volatility EAFE ETF	60,971	4,047,865
Madison NorthRoad International Fund Class Y (A)	339,920	3,236,041
Vanguard FTSE All-World ex-U.S. ETF	90,411	3,874,111
WisdomTree Europe Hedged Equity Fund	54,113	2,734,330

		17,509,703
Money Market Funds - 2.0%
State Street Institutional U.S. Government Money Market Fund, 0.25%, Premier Class	1,810,148	1,810,148

Stock Funds - 62.3%
Energy Select Sector SPDR Fund	27,072	1,847,393
iShares Core S&P Mid-Cap ETF	49,406	7,380,762
Madison Dividend Income Fund Class Y (A)	439,066	9,909,717
Madison Investors Fund Class Y (A)	572,775	11,214,934
Madison Large Cap Value Fund Class Y (A)	350,615	5,367,921
Madison Mid Cap Fund Class Y (A)	711,381	6,117,876
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	387,730	5,819,826
VanEck Vectors Agribusiness ETF	42,113	2,021,845
Vanguard Information Technology ETF	35,684	3,821,400
Vanguard Value ETF	37,540	3,190,525

		56,692,199

TOTAL INVESTMENTS - 100.3% (Cost $84,422,312**)		91,333,386
NET OTHER ASSETS AND LIABILITIES - (0.3%)		(254,475)

TOTAL NET ASSETS - 100.0%		$91,078,911

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $85,105,526.
(A)	Affiliated Company (see Note 11).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2016

Core Bond Fund Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

ASSET BACKED SECURITIES - 2.2%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$652,045	$677,305
CarMax Auto Owner Trust, Series 2015-1, Class A2, 0.88%, 3/15/18	302,829	302,837
Ford Credit Auto Owner Trust, Series 2014-A, Class A3, 0.79%, 5/15/18	269,129	269,129
GreatAmerica Leasing Receivables, Series 2015-1, Class A2 (B), 1.12%, 6/20/17	222,737	222,636
Hyundai Auto Receivables Trust, Series 2014-A, Class A3, 0.79%, 7/16/18	81,028	80,992
Santander Drive Auto Receivables Trust, Series 2012-5, Class D, 3.3%, 9/17/18	750,000	758,135
Santander Drive Auto Receivables Trust, Series 2012-2A, Class E (B), 5.95%, 4/15/19	250,000	251,244
Santander Drive Auto Receivables Trust, Series 2013-A, Class C (B), 3.12%, 10/15/19	680,000	688,223
Santander Drive Auto Receivables Trust, Series 2013-4, Class C, 3.25%, 1/15/20	1,050,000	1,060,880
Volkswagen Auto Lease Trust, Series 2014-A, Class A3, 0.8%, 4/20/17	135,071	135,060

Total Asset Backed Securities
(Cost $4,441,345)		4,446,441

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.9%
Fannie Mae REMICS, Series 2015-12, Class NI, IO, 3.5%, 3/25/30	3,309,993	395,774
Fannie Mae REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	375,000	407,743
Fannie Mae REMICS, Series 2011-36, Class QB, 4%, 5/25/31	500,000	555,190
Fannie Mae REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	712,680	815,205
Fannie Mae REMICS, Series 2016-21, Class BA, 3%, 3/25/42	962,858	1,005,491
Freddie Mac REMICS, Series 4066, Class DI, IO, 3%, 6/15/27	4,203,038	398,349
Government National Mortgage Association, Series 2015-53, Class IL, IO, 3%, 9/20/44	3,031,185	282,039

Total Collateralized Mortgage Obligations (Cost $4,039,625)		3,859,791

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.3%
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A1A (A), 5.65%, 6/11/50	930,046	964,506
FHLMC Multifamily Structured Pass Through Certificates, Series K718, Class X1, IO (A), 0.771%, 1/25/22	24,329,985	738,469
FREMF Mortgage Trust, Series 2011-K702, Class B (A) (B), 4.931%, 4/25/44	500,000	521,288
FREMF Mortgage Trust, Series 2012-K708, Class B (A) (B), 3.883%, 2/25/45	1,000,000	1,033,253
FREMF Mortgage Trust, Series 2013-K502, Class B (A) (B), 2.742%, 3/25/45	400,000	401,076
FREMF Mortgage Trust, Series 2011-K701, Class C (A) (B), 4.436%, 7/25/48	1,000,000	1,008,714
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A4, 5.399%, 5/15/45	118,663	118,504

Total Commercial Mortgage-Backed Securities (Cost $4,883,458)		4,785,810

CORPORATE NOTES AND BONDS - 30.6%

Consumer Discretionary - 6.2%
Advance Auto Parts Inc, 4.5%, 12/1/23	1,000,000	1,074,091
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (B), 4.464%, 7/23/22	800,000	859,789
ERAC USA Finance LLC (B), 6.7%, 6/1/34	500,000	662,450
Expedia Inc. (B), 5%, 2/15/26	300,000	311,017
Ford Motor Credit Co. LLC, MTN, 2.943%, 1/8/19	1,000,000	1,029,148
GameStop Corp. (B), 6.75%, 3/15/21	200,000	197,500
General Motors Financial Co. Inc., 3.2%, 7/6/21	750,000	751,193
General Motors Financial Co. Inc., 4.375%, 9/25/21	900,000	949,724
GLP Capital LP/ GLP Financing II Inc., 4.875%, 11/1/20	253,000	262,171
Harman International Industries Inc., 4.15%, 5/15/25	400,000	417,149
Lennar Corp., 4.75%, 4/1/21	500,000	520,000
Lowe’s Cos.Inc, 2.5%, 4/15/26	500,000	509,252
Marriott International Inc., Series R, 3.125%, 6/15/26	400,000	404,860
McDonald’s Corp., MTN, 4.875%, 12/9/45	400,000	467,712
Newell Brands Inc., 4.2%, 4/1/26	800,000	867,241
Omnicom Group Inc., 3.6%, 4/15/26	750,000	789,923
Priceline Group Inc./The, 3.65%, 3/15/25	300,000	317,801
Priceline Group Inc./The, 3.6%, 6/1/26	500,000	516,400
Sirius XM Radio Inc. (B), 6%, 7/15/24	350,000	361,813
Toll Brothers Finance Corp., 4%, 12/31/18	500,000	518,250
Under Armour Inc., 3.25%, 6/15/26	225,000	227,179
Walgreens Boots Alliance Inc., 3.45%, 6/1/26	600,000	615,924

		12,630,587

See accompanying Notes to Financial Statements.

13

Ultra Series Fund | June 30, 2016

Core Bond Fund Portfolio of Investments (unaudited) - continued

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - continued

Consumer Staples - 2.1%
Anheuser-Busch InBev Finance Inc., 4.9%, 2/1/46	$300,000	$351,552
CVS Health Corp., 4.75%, 12/1/22	1,060,000	1,210,746
CVS Health Corp., 5.125%, 7/20/45	1,000,000	1,240,576
Kraft Heinz Foods Co. (B), 4.375%, 6/1/46	1,000,000	1,057,522
Molson Coors Brewing Co., 2.1%, 7/15/21	400,000	401,216

		4,261,612
Energy - 3.7%
Antero Resources Corp., 5.625%, 6/1/23	300,000	291,000
Energy Transfer Partners L.P., 5.2%, 2/1/22	1,000,000	1,053,549
Enterprise Products Operating LLC, 3.75%, 2/15/25	750,000	782,238
Helmerich & Payne International Drilling Co., 4.65%, 3/15/25	400,000	426,797
Hess Corp., 7.875%, 10/1/29	960,000	1,143,371
Marathon Oil Corp., 2.7%, 6/1/20	750,000	706,268
Marathon Petroleum Corp., 2.7%, 12/14/18	400,000	408,982
Valero Energy Corp., 7.5%, 4/15/32	2,000,000	2,380,992
Williams Partners L.P./ ACMP Finance Corp., 4.875%, 5/15/23	450,000	434,950

		7,628,147
Financials - 8.2%
AerCap Ireland Capital Ltd./ AerCap Global Aviation Trust (C), 3.75%, 5/15/19	400,000	403,000
Affiliated Managers Group Inc., 4.25%, 2/15/24	1,500,000	1,587,762
Air Lease Corp., 3.875%, 4/1/21	500,000	515,000
Air Lease Corp., 3.75%, 2/1/22	700,000	717,041
Apollo Management Holdings L.P. (B), 4%, 5/30/24	720,000	740,149
Berkshire Hathaway Inc., 3.125%, 3/15/26	250,000	262,136
Boston Properties L.P., 3.65%, 2/1/26	450,000	479,572
Brookfield Finance Inc.(C), 4.25%, 6/2/26	500,000	511,078
Fifth Third Bancorp, 2.3%, 3/1/19	500,000	509,372
Glencore Funding LLC (B), 3.125%, 4/29/19	525,000	511,875
Goldman Sachs Group Inc./The, 5.75%, 1/24/22	1,500,000	1,741,440
Huntington National Bank/The, 2.4%, 4/1/20	1,000,000	1,014,971
Iron Mountain Inc. (B), 4.375%, 6/1/21	350,000	352,625
JPMorgan Chase & Co., 3.125%, 1/23/25	900,000	920,097
Liberty Mutual Group Inc. (B), 4.25%, 6/15/23	1,000,000	1,062,237
Morgan Stanley, 4.3%, 1/27/45	1,000,000	1,052,546
Nasdaq Inc., 3.85%, 6/30/26	100,000	101,602
Regions Bank, 2.25%, 9/14/18	250,000	251,665
Regions Financial Corp., 3.2%, 2/8/21	750,000	771,973
Synchrony Financial, 3.75%, 8/15/21	1,100,000	1,139,531
Wells Fargo & Co., MTN, 3%, 2/19/25	1,000,000	1,024,226
Welltower Inc., 4.5%, 1/15/24	1,000,000	1,084,374

		16,754,272
Health Care - 1.7%
AbbVie Inc., 4.45%, 5/14/46	300,000	304,212
Actavis Funding SCS (C), 4.55%, 3/15/35	435,000	447,059
Cardinal Health Inc., 1.95%, 6/15/18	800,000	809,272
Express Scripts Holding Co., 3.3%, 2/25/21	500,000	524,307
Forest Laboratories Inc. (B), 5%, 12/15/21	250,000	279,783
Gilead Sciences Inc., 4.75%, 3/1/46	450,000	511,696
HCA Inc., 3.75%, 3/15/19	500,000	517,500
Prospect Medical Holdings Inc. (B), 8.375%, 5/1/19	100,000	104,000

		3,497,829
Industrials - 3.0%
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	1,500,000	1,821,250
CRH America Inc. (B), 3.875%, 5/18/25	300,000	316,550
Equifax Inc., 2.3%, 6/1/21	400,000	405,654
Fortive Corp. (B), 2.35%, 6/15/21	225,000	228,300
Hertz Corp./The, 7.5%, 10/15/18	400,000	407,500
International Lease Finance Corp., 8.875%, 9/1/17	400,000	426,500
Masco Corp., 4.375%, 4/1/26	650,000	670,468
Norfolk Southern Corp., 5.59%, 5/17/25	1,268,000	1,536,915
United Rentals North America Inc., 4.625%, 7/15/23	350,000	353,063

		6,166,200
Information Technology - 2.5%
Analog Devices Inc., 5.3%, 12/15/45	600,000	722,868
Apple Inc., 2.25%, 2/23/21	500,000	514,439
Autodesk Inc., 4.375%, 6/15/25	300,000	313,556
Broadridge Financial Solutions Inc., 3.95%, 9/1/20	1,000,000	1,067,143
Diamond 1 Finance Corp./ Diamond 2 Finance Corp. (B), 8.35%, 7/15/46	250,000	268,777
First Data Corp. (B), 6.75%, 11/1/20	400,000	417,796
Fiserv Inc., 2.7%, 6/1/20	300,000	310,584
Hewlett-Packard Enterprise Co. (B), 6.35%, 10/15/45	300,000	298,691
Oracle Corp., 4%, 7/15/46	750,000	756,152
Visa Inc., 3.15%, 12/14/25	500,000	534,556

		5,204,562
Materials - 0.7%
WestRock MWV LLC, 8.2%, 1/15/30	1,000,000	1,342,410

See accompanying Notes to Financial Statements.

14

Ultra Series Fund | June 30, 2016

Core Bond Fund Portfolio of Investments (unaudited) - continued

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - continued

Telecommunication Services - 0.9%
Frontier Communications Corp., 1.1%, 9/15/25	$200,000	$207,000
Verizon Communications Inc., 3.45%, 3/15/21	500,000	535,715
Verizon Communications Inc., 5.15%, 9/15/23	626,000	729,056
Verizon Communications Inc., 4.4%, 11/1/34	300,000	309,344

		1,781,115
Utilities - 1.6%
Indianapolis Power & Light Co. (B) (D), 6.05%, 10/1/36	1,000,000	1,291,231
Interstate Power & Light Co., 6.25%, 7/15/39	1,425,000	1,955,730

		3,246,961

Total Corporate Notes and Bonds
(Cost $58,368,090)		62,513,695

LONG TERM MUNICIPAL BONDS - 7.7%

General - 7.7%
City of West Palm Beach Revenue, Series A, 3.998%, 10/1/35	1,210,000	1,252,822
County of Clark NV, General Obligation, Series C, 7%, 7/1/38	2,000,000	2,398,720
County of Pasco FL Water & Sewer Revenue, Series B, 6.76%, 10/1/39	1,000,000	1,150,170
County of Pima, COP, 3.625%, 12/1/27	1,145,000	1,181,594
East Baton Rouge Sewerage Commission Revenue, Series B, 6.087%, 2/1/45	1,000,000	1,126,770
Kansas Development Finance Authority Revenue, 6.6%, 10/1/39	500,000	576,405
Los Angeles Department of Water & Power Revenue, 6.166%, 7/1/40	1,000,000	1,153,580
Metropolitan Transportation Authority Revenue, 6.548%, 11/15/31	1,000,000	1,379,140
New York City Transitional Finance Authority Future Tax Secured Revenue, 6.267%, 8/1/39	500,000	560,770
Palomar Community College District, General Obligation, 7.194%, 8/1/45	1,000,000	1,205,530
State of Iowa Revenue, 6.75%, 6/1/34	1,000,000	1,150,100
State of Michigan Revenue, Series B, 7.625%, 9/15/27	1,000,000	1,135,270
Washington County School District #1 West Union, General Obligation, 4.355%, 6/30/34	800,000	868,176
West Contra Costa Unified School District, General Obligation, 8.46%, 8/1/34	500,000	600,645

		15,739,692

Total Long Term Municipal Bonds
(Cost $15,352,785)		15,739,692

MORTGAGE BACKED SECURITIES - 26.8%

Fannie Mae - 17.3%
3.5%, 8/1/29 Pool # MA2003	1,355,966	1,437,876
3%, 4/1/30 Pool # AS4877	468,702	491,638
3%, 9/1/30 Pool # 890696	1,765,170	1,857,144
3%, 2/1/31 Pool # 890710	716,013	751,051
7%, 11/1/31 Pool # 607515	29,854	33,028
6.5%, 3/1/32 Pool # 631377	59,336	68,283
7%, 5/1/32 Pool # 644591	20,320	22,881
6.5%, 6/1/32 Pool # 545691	427,410	502,032
5.5%, 11/1/33 Pool # 555880	561,763	637,006
7%, 7/1/34 Pool # 792636	39,059	40,768
4%, 2/1/35 Pool # MA2177	2,123,776	2,300,235
5%, 8/1/35 Pool # 829670	642,878	714,955
5%, 9/1/35 Pool # 820347	819,600	929,006
5%, 9/1/35 Pool # 835699	656,470	728,478
3.5%, 12/1/35 Pool # MA2473	1,426,637	1,516,093
5%, 12/1/35 Pool # 850561	274,309	305,023
5.5%, 10/1/36 Pool # 901723	742,142	835,861
6.5%, 10/1/36 Pool # 894118	344,856	396,855
6%, 11/1/36 Pool # 902510	666,714	774,739
6%, 10/1/37 Pool # 947563	760,567	886,510
6.5%, 8/1/38 Pool # 987711	1,178,322	1,443,708
4.5%, 8/1/40 Pool # AD8243	490,911	538,189
4%, 1/1/41 Pool # AB2080	2,020,187	2,191,295
4.5%, 7/1/41 Pool # AB3274	812,159	894,300
5.5%, 7/1/41 Pool # AL6588	1,816,476	2,049,217
4%, 9/1/41 Pool # AJ1406	1,706,952	1,837,308
3.5%, 6/1/42 Pool # AO4136	2,214,981	2,344,805
4%, 6/1/42 Pool # MA1087	580,009	623,466
3.5%, 8/1/42 Pool # AP2133	957,674	1,013,829
3.5%, 9/1/42 Pool # AB6228	1,582,218	1,674,195
3.5%, 3/1/43 Pool # AT0310	1,076,275	1,139,526
4%, 1/1/45 Pool # AS4257	370,703	399,970
4.5%, 2/1/45 Pool # MA2193	1,417,986	1,552,039
4%, 7/1/45 Pool # MA2342	668,991	717,652
3.5%, 8/1/45 Pool # AS5645	938,651	991,136
3.5%, 11/1/45 Pool # BA4907	729,672	770,547

		35,410,644

See accompanying Notes to Financial Statements.

15

Ultra Series Fund | June 30, 2016

Core Bond Fund Portfolio of Investments (unaudited) - continued

	Par Value	Value (Note 2)

MORTGAGE BACKED SECURITIES - continued

Freddie Mac - 9.4%
4.5%, 2/1/25 Pool # J11722	$346,254	$370,478
4.5%, 5/1/25 Pool # J12247	584,930	625,051
8%, 6/1/30 Pool # C01005	19,345	24,675
7%, 3/1/31 Pool # C48129	58,534	60,145
5.5%, 11/1/34 Pool # A28282	1,001,025	1,137,601
5.5%, 1/1/37 Pool # G04593	330,190	370,860
5%, 10/1/39 Pool # G60465	2,472,597	2,746,669
4%, 10/1/41 Pool # Q04092	971,330	1,052,903
3%, 9/1/42 Pool # C04233	2,749,288	2,857,194
3%, 4/1/43 Pool # V80025	2,393,902	2,488,891
3%, 4/1/43 Pool # V80026	2,364,881	2,457,075
3.5%, 8/1/44 Pool # Q27927	811,174	862,058
4%, 5/1/45 Pool # G08642	1,684,885	1,804,240
3%, 7/1/45 Pool # G08653	948,909	984,650
3.5%, 8/1/45 Pool # Q35614	1,418,789	1,503,075

		19,345,565
Ginnie Mae - 0.1%
6.5%, 2/20/29 Pool # 2714	72,688	86,619
6.5%, 4/20/31 Pool # 3068	50,621	61,391

		148,010

Total Mortgage Backed Securities
(Cost $53,067,912)		54,904,219

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 25.3%

U.S. Treasury Bonds - 8.1%
6.625%, 2/15/27	6,600,000	9,922,427
4.500%, 5/15/38	4,000,000	5,802,656
3.000%, 5/15/45	750,000	862,060

		16,587,143

U.S. Treasury Notes - 17.2%
4.250%, 11/15/17	1,000,000	1,050,312
2.750%, 2/15/19	7,250,000	7,641,950
3.375%, 11/15/19	8,500,000	9,236,117
2.625%, 11/15/20	6,500,000	6,964,139
2.000%, 11/15/21	5,000,000	5,241,210
2.750%, 11/15/23	3,500,000	3,858,204
2.250%, 11/15/25	1,000,000	1,066,875

		35,058,807

Total U.S. Government and Agency Obligations (Cost $45,419,512)		51,645,950

SHORT-TERM INVESTMENTS - 3.8%
State Street Institutional U.S. Government Money Market Fund, 0.25%, Premier Class	7,797,927	7,797,927

Total Short-Term Investments
(Cost $7,797,927)		7,797,927

TOTAL INVESTMENTS - 100.6% (Cost $193,370,654**)		205,693,525
NET OTHER ASSETS AND LIABILITIES - (0.6%)		(1,157,259)

TOTAL NET ASSETS - 100.0%		$204,536,266

**	Aggregate cost for Federal tax purposes was $193,370,654.
(A)	Floating rate or variable rate note. Rate shown is as of June 30, 2016.
(B)	Security sold within terms of a private placement memorandum exempt from registration under rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors”.
(C)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars The aggregate of these securities is 0.7% of total net assets.
(D)	Illiquid security (See Note 2).
MTN	Medium Term Note.

See accompanying Notes to Financial Statements.

16

Ultra Series Fund | June 30, 2016

High Income Fund Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 89.2%

Consumer Discretionary - 24.0%
Altice Financing S.A. (A) (B), 7.5%, 5/15/26	$250,000	$245,000
Cablevision Systems Corp., 5.875%, 9/15/22	100,000	89,600
CCO Holdings LLC / CCO Holdings Capital Corp. (A), 5.125%, 5/1/23	350,000	351,969
CCO Holdings LLC / CCO Holdings Capital Corp. (A), 5.875%, 4/1/24	200,000	207,500
Cequel Communications Holdings I LLC / Cequel Capital Corp. (A), 6.375%, 9/15/20	200,000	203,360
CST Brands Inc., 5%, 5/1/23	150,000	152,250
Dana Holding Corp., 5.5%, 12/15/24	250,000	237,500
Deck Chassis Acquisition Inc. (A), 10%, 6/15/23	100,000	103,500
DISH DBS Corp., 5.125%, 5/1/20	500,000	508,437
DISH DBS Corp., 5.875%, 11/15/24	100,000	93,000
GameStop Corp. (A), 675%, 3/15/21	325,000	320,938
Herc Spinoff Escrow Issuer LLC/Herc Spinoff Escrow Issuer Corp. (A), 7.5%, 6/1/22	300,000	294,750
Isle of Capri Casinos Inc., 5.875%, 3/15/21	300,000	311,250
Lear Corp., 5.25%, 1/15/25	200,000	209,750
LTF Merger Sub Inc. (A), 8.5%, 6/15/23	250,000	236,250
Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 4/1/23	400,000	418,000
New Red Finance Inc. (A) (B), 6%, 4/1/22	400,000	414,876
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.25%, 2/15/22	150,000	152,250
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.625%, 2/15/24	500,000	515,000
Penske Automotive Group Inc., 5.75%, 10/1/22	250,000	250,000
Pinnacle Entertainment Inc. (A), 5.625%, 5/1/24	250,000	249,375
Scientific Games International Inc., 6.25%, 9/1/20	300,000	189,750
Sinclair Television Group Inc., 5.375%, 4/1/21	150,000	154,500
Sinclair Television Group Inc., 6.125%, 10/1/22	250,000	258,125
Sirius XM Radio Inc. (A), 4.625%, 5/15/23	250,000	242,520
Viking Cruises Ltd. (A) (B), 8.5%, 10/15/22	500,000	426,250

		6,835,700
Consumer Staples - 3.3%
Cott Beverages Inc., 5.375%, 7/1/22	250,000	250,000
First Quality Finance Co. Inc. (A) (C), 4.625%, 5/15/21	400,000	378,000
Post Holdings Inc. (A), 6.75%, 12/1/21	100,000	105,750
Post Holdings Inc. (A), 6%, 12/15/22	200,000	205,000

		938,750
Energy - 3.7%
Rice Energy Inc., 6.25%, 5/1/22	500,000	496,250
Tesoro Logistics L.P./ Tesoro Logistics Finance Corp., 6.375%, 5/1/24	250,000	261,875
Unit Corp., 6.625%, 5/15/21	400,000	309,000

		1,067,125
Financials - 4.5%
Ally Financial Inc., 3.75%, 11/18/19	400,000	401,000
Equinix Inc., 5.875%, 1/15/26	100,000	104,187
Iron Mountain Inc., 6%, 8/15/23	200,000	210,500
Iron Mountain Inc., 5.75%, 8/15/24	150,000	151,500
Quicken Loans Inc. (A), 5.75%, 5/1/25	200,000	193,000
Solera LLC / Solera Finance Inc. (A), 10.5%, 3/1/24	200,000	210,250

		1,270,437
Health Care - 11.4%
Acadia Healthcare Co. Inc., 5.125%, 7/1/22	500,000	485,000
Alere Inc. (A), 6.375%, 7/1/23	250,000	260,625
Centene Corp. (A), 5.625%, 2/15/21	250,000	260,625
CHS/Community Health Systems Inc., 6.875%, 2/1/22	250,000	218,750
Grifols Worldwide Operations Ltd. (B), 5.25%, 4/1/22	250,000	254,375
HCA Inc., 5.875%, 2/15/26	100,000	103,750
Jaguar Holding Co. II / Pharmaceutical Product Development LLC (A), 6.375%, 8/1/23	100,000	102,250
Mallinckrodt International Finance S.A. (B), 4.75%, 4/15/23	300,000	243,000
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC (A) (B), 4.875%, 4/15/20	500,000	482,500
Prospect Medical Holdings Inc. (A), 8.375%, 5/1/19	400,000	416,000
Surgical Care Affiliates Inc. (A), 6%, 4/1/23	250,000	255,000
Valeant Pharmaceuticals International Inc. (A) (B), 5.625%, 12/1/21	200,000	165,000

		3,246,875

See accompanying Notes to Financial Statements.

17

Ultra Series Fund | June 30, 2016

High Income Fund Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - continued

Industrials - 17.6%
ACCO Brands Corp., 6.75%, 4/30/20	$300,000	$317,625
Avis Budget Car Rental LLC / Avis Budget Finance Inc. (A), 5.25%, 3/15/25	250,000	226,250
Bombardier Inc. (A) (B), 6.125%, 1/15/23	200,000	170,500
Covanta Holding Corp., 5.875%, 3/1/24	500,000	485,000
FTI Consulting Inc., 6%, 11/15/22	500,000	525,250
GCP Applied Technologies Inc. (A), 9.5%, 2/1/23	150,000	167,625
Griffon Corp., 5.25%, 3/1/22	300,000	296,250
Hertz Corp./The, 6.75%, 4/15/19	200,000	204,181
Hertz Corp./The, 5.875%, 10/15/20	450,000	461,250
Manitowoc Foodservice Inc. (A), 9.5%, 2/15/24	300,000	335,250
Nielsen Finance LLC / Nielsen Finance Co. (A), 5%, 4/15/22	420,000	428,400
Nortek Inc., 8.5%, 4/15/21	250,000	259,375
Prime Security Services Borrower LLC / Prime Finance Inc. (A), 9.25%, 5/15/23	125,000	132,500
Standard Industries Inc. (A), 5.375%, 11/15/24	250,000	254,375
Summit Materials LLC / Summit Materials Finance Corp. (A), 8.5%, 4/15/22	250,000	264,687
TransDigm Inc. (A), 6.375%, 6/15/26	125,000	124,688
US Concrete Inc. (A), 6.375%, 6/1/24	125,000	125,000
West Corp. (A), 5.375%, 7/15/22	250,000	232,500

		5,010,706
Information Technology - 7.9%
Alliance Data Systems Corp. (A), 6.375%, 4/1/20	400,000	403,000
Belden Inc. (A), 5.5%, 9/1/22	500,000	503,750
Diebold Inc. (A), 8.5%, 4/15/24	395,000	392,037
ViaSat Inc., 6.875%, 6/15/20	300,000	309,750
Western Digital Corp. (A), 7.375%, 4/1/23	400,000	426,000
Western Digital Corp. (A), 1.05%, 4/1/24	200,000	214,000

		2,248,537
Materials - 5.9%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc. (A) (B), 6.75%, 1/31/21	400,000	402,500
Berry Plastics Corp., 5.125%, 7/15/23	250,000	250,000
Boise Cascade Co., 6.375%, 11/1/20	600,000	612,000
Sealed Air Corp. (A), 5.125%, 12/1/24	400,000	410,500

		1,675,000
Telecommunication Services - 4.1%
Altice S.A. (A) (B), 7.625%, 2/15/25	400,000	390,500
CenturyLink Inc., 7.5%, 4/1/24	250,000	252,188
GCI Inc., 6.875%, 4/15/25	250,000	252,970
Intelsat Luxembourg S.A. (B), 7.75%, 6/1/21	100,000	24,500
T-Mobile USA Inc., 6.633%, 4/28/21	150,000	156,750
T-Mobile USA Inc., 6.5%, 1/15/26	100,000	105,500

		1,182,408
Utilities - 6.8%
AES Corp., 5.5%, 4/15/25	200,000	200,500
AmeriGas Finance LLC / AmeriGas Finance Corp., 7%, 5/20/22	350,000	369,467
AmeriGas Partners L.P. / AmeriGas Finance Corp., 5.875%, 8/20/26	100,000	100,250
Dynegy Inc., 7.625%, 11/1/24	150,000	144,000
Ferrellgas L.P. / Ferrellgas Finance Corp., 6.75%, 1/15/22	400,000	364,000
NRG Energy Inc., 6.25%, 7/15/22	300,000	291,000
NRG Energy Inc., 6.25%, 5/1/24	200,000	190,376
Talen Energy Supply LLC (A), 4.625%, 7/15/19	300,000	264,000

		1,923,593

Total Corporate Notes and Bonds
(Cost $25,631,145)		25,399,131
	Shares

SHORT-TERM INVESTMENTS - 8.2%
State Street Institutional U.S. Government Money Market Fund, 0.25%, Premier Class	2,321,523	2,321,523

Total Short-Term Investments
(Cost $2,321,523)		2,321,523

TOTAL INVESTMENTS - 97.4% (Cost $27,952,668**)		27,720,654
NET OTHER ASSETS AND LIABILITIES - 2.6%		748,498

TOTAL NET ASSETS - 100.0%		$28,469,152

**	Aggregate cost for Federal tax purposes was $27,952,668.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors”.
(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars The aggregate of these securities is 11.3% of total net assets.
(C)	Illiquid security (See Note 2).
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

18

Ultra Series Fund | June 30, 2016

Diversified Income Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - 53.8%

Consumer Discretionary - 4.5%
Home Depot Inc./The	30,000	$3,830,700
McDonald’s Corp.	45,500	5,475,470
Omnicom Group Inc.	33,000	2,689,170
Tiffany & Co.	25,000	1,516,000

		13,511,340
Consumer Staples - 6.4%
Coca-Cola Co./The	64,000	2,901,120
Hershey Co./The	16,500	1,872,585
JM Smucker Co./The	23,000	3,505,430
Nestle S.A., ADR	50,500	3,904,155
PepsiCo Inc.	29,500	3,125,230
Procter & Gamble Co./The	48,000	4,064,160

		19,372,680
Energy - 4.5%
Chevron Corp.	35,000	3,669,050
Exxon Mobil Corp.	68,500	6,421,190
Schlumberger Ltd.	43,500	3,439,980

		13,530,220
Financials - 8.3%
BB&T Corp.	66,000	2,350,260
CME Group Inc.	31,500	3,068,100
Northern Trust Corp.	31,500	2,087,190
PNC Financial Services Group Inc./The	19,500	1,587,105
Travelers Cos. Inc./The	62,000	7,380,480
US Bancorp	103,000	4,153,990
Wells Fargo & Co.	93,000	4,401,690

		25,028,815
Health Care - 7.8%
Amgen Inc.	14,000	2,130,100
Johnson & Johnson	62,500	7,581,250
Medtronic PLC	44,000	3,817,880
Merck & Co. Inc.	68,500	3,946,285
Pfizer Inc.	174,000	6,126,540

		23,602,055
Industrials - 9.2%
3M Co.	21,500	3,765,080
Boeing Co./The	25,500	3,311,685
Emerson Electric Co.	35,000	1,825,600
General Electric Co.	162,000	5,099,760
Union Pacific Corp.	25,000	2,181,250
United Parcel Service Inc., Class B	38,500	4,147,220
United Technologies Corp.	37,000	3,794,350
Waste Management Inc.	57,500	3,810,525

		27,935,470
Information Technology - 6.9%
Accenture PLC, Class A	38,500	4,361,665
Automatic Data Processing Inc.	19,500	1,791,465
Cisco Systems Inc.	94,500	2,711,205
Linear Technology Corp.	70,500	3,280,365
Microsoft Corp.	95,500	4,886,735
Texas Instruments Inc.	63,500	3,978,275

		21,009,710
Materials - 1.7%
Monsanto Co.	19,000	1,964,790
Praxair Inc.	28,000	3,146,920

		5,111,710
Telecommunication Service - 1.9%
Verizon Communications Inc.	102,000	5,695,680

Utilities - 2.6%
Duke Energy Corp.	53,000	4,546,870
NextEra Energy Inc.	26,000	3,390,400

		7,937,270

Total Common Stocks
(Cost $111,137,951)		162,734,950
	Par Value

ASSET BACKED SECURITIES - 1.2%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$599,648	622,879
Ally Master Owner Trust, Series 2014-4, Class A2, 1.43%, 6/17/19	550,000	551,295
CarMax Auto Owner Trust, Series 2015-1, Class A2, 0.88%, 3/15/18	227,122	227,127
CNH Equipment Trust, Series 2014-A, Class A3, 0.84%, 5/15/19	211,780	211,662
Ford Credit Auto Owner Trust, Series 2014-A, Class A3, 0.79%, 5/15/18	173,632	173,631
Hyundai Auto Receivables Trust, Series 2014-A, Class A3, 0.79%, 7/16/18	92,603	92,563
Santander Drive Auto Receivables Trust, Series 2012-2A, Class E (B), 5.95%, 4/15/19	250,000	251,244
Santander Drive Auto Receivables Trust, Series 2013-5, Class C, 2.25%, 6/17/19	500,000	503,149
Santander Drive Auto Receivables Trust, Series 2013-4, Class C, 3.25%, 1/15/20	710,000	717,357
Volkswagen Auto Lease Trust, Series 2014-A, Class A3, 0.8%, 4/20/17	39,962	39,959
Volvo Financial Equipment LLC, Series 2014-1A, Class A3 (B), 0.82%, 4/16/18	151,690	151,410

Total Asset Backed Securities
(Cost $3,537,608)		3,542,276

See accompanying Notes to Financial Statements.

19

Ultra Series Fund | June 30, 2016

Diversified Income Fund Portfolio of Investments (unaudited) - continued

	Par Value	Value (Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.0%
Fannie Mae REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	$350,000	$380,560
Fannie Mae REMICS, Series 2011-36, Class QB, 4%, 5/25/31	481,000	534,092
Fannie Mae REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	650,320	743,875
Fannie Mae REMICS, Series 2016-21, Class BA, 3%, 3/25/42	577,715	603,295
Freddie Mac REMICS, Series 3825, Class CB, 3.5%, 3/15/26	400,000	433,554
Freddie Mac REMICS, Series 4037, Class B, 3%, 4/15/27	450,000	479,415

Total Collateralized Mortgage Obligations (Cost $3,126,581)		3,174,791

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.7%
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A1A (A), 5.65%, 6/11/50	356,518	369,727
FREMF Mortgage Trust, Series 2011-K702, Class B (A) (B), 4.931%, 4/25/44	395,000	411,818
FREMF Mortgage Trust, Series 2012-K708, Class B (A) (B), 3.883%, 2/25/45	700,000	723,277
FREMF Mortgage Trust, Series 2011-K701, Class C (A) (B), 4.436%, 7/25/48	750,000	756,536

Total Commercial Mortgage-Backed Securities (Cost $2,311,137)		2,261,358

CORPORATE NOTES AND BONDS - 15.5%

Consumer Discretionary - 2.6%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. (B), 4.464%, 7/23/22	600,000	644,842
ERAC USA Finance LLC (B), 6.7%, 6/1/34	875,000	1,159,287
Ford Motor Credit Co. LLC, MTN, 2.943%, 1/8/19	500,000	514,574
GameStop Corp. (B), 6.75%, 3/15/21	200,000	197,500
General Motors Financial Co. Inc., 3.2%, 7/6/21	650,000	651,034
General Motors Financial Co. Inc., 4.375%, 9/25/21	650,000	685,912
GLP Capital L.P. / GLP Financing II Inc., 4.875%, 11/1/20	450,000	466,313
Lennar Corp., 4.75%, 4/1/21	350,000	364,000
Lowe’s Cos. Inc., 2.5%, 4/15/26	400,000	407,402
Marriott International Inc., Series R, 3.125%, 6/15/26	400,000	404,860
Newell Brands Inc., 5.5%, 4/1/46	450,000	535,377
Omnicom Group Inc., 3.6%, 4/15/26	650,000	684,600
Priceline Group Inc./The, 3.6%, 6/1/26	500,000	516,400
Under Armour Inc., 3.25%, 6/15/26	150,000	151,453
Walgreens Boots Alliance Inc., 3.45%, 6/1/26	350,000	359,289

		7,742,843
Consumer Staples - 0.4%
Anheuser-Busch InBev Finance Inc., 4.9%, 2/1/46	150,000	175,776
CVS Health Corp., 5.125%, 7/20/45	400,000	496,231
Kraft Heinz Foods Co. (B), 4.375%, 6/1/46	500,000	528,761

		1,200,768
Energy - 2.3%
Antero Resources Corp., 5.625%, 6/1/23	200,000	194,000
ConocoPhillips, 6.65%, 7/15/18	1,500,000	1,630,357
Energy Transfer Partners L.P., 5.2%, 2/1/22	600,000	632,129
Enterprise Products Operating LLC, 3.75%, 2/15/25	400,000	417,194
Exxon Mobil Corp., 4.114%, 3/1/46	500,000	563,909
Hess Corp., 7.875%, 10/1/29	1,150,000	1,369,664
Marathon Oil Corp., 2.7%, 6/1/20	500,000	470,846
Phillips 66, 4.65%, 11/15/34	500,000	532,998
Schlumberger Holdings Corp. (B), 4%, 12/21/25	400,000	430,494
Williams Partners L.P. / ACMP Finance Corp., 4.875%, 5/15/23	750,000	724,916

		6,966,507
Financials - 2.1%
Air Lease Corp., 3.75%, 2/1/22	500,000	512,172
Berkshire Hathaway Inc., 3.125%, 3/15/26	250,000	262,136
Brookfield Finance Inc. (C), 4.25%, 6/2/26	300,000	306,647
Goldman Sachs Group Inc./The, 5.75%, 1/24/22	975,000	1,131,936
Huntington National Bank/The, 2.2%, 4/1/19	1,200,000	1,211,086
Iron Mountain Inc. (B), 4.375%, 6/1/21	300,000	302,250
Morgan Stanley, MTN, 3.875%, 1/27/26	200,000	212,318
Morgan Stanley, 4.3%, 1/27/45	500,000	526,273
Nasdaq Inc., 3.85%, 6/30/26	75,000	76,201
Regions Financial Corp., 3.2%, 2/8/21	500,000	514,649
Synchrony Financial, 3.75%, 8/15/21	600,000	621,562
Welltower Inc., 4.5%, 1/15/24	725,000	786,171

		6,463,401
Health Care - 1.9%
AbbVie Inc., 2%, 11/6/18	1,200,000	1,212,251
AbbVie Inc., 4.45%, 5/14/46	400,000	405,616
Actavis Funding SCS (C), 4.75%, 3/15/45	300,000	315,022
Amgen Inc., 5.85%, 6/1/17	2,000,000	2,084,580
Express Scripts Holding Co., 3.3%, 2/25/21	375,000	393,230
HCA Inc., 3.75%, 3/15/19	300,000	310,500
Prospect Medical Holdings Inc. (B), 8.375%, 5/1/19	100,000	104,000
UnitedHealth Group Inc., 2.875%, 3/15/23	1,000,000	1,041,068

		5,866,267

See accompanying Notes to Financial Statements.

20

Ultra Series Fund | June 30, 2016

Diversified Income Fund Portfolio of Investments (unaudited) - continued

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - continued

Industrials - 1.3%
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	$1,365,000	$1,657,338
Fortive Corp. (B), 2.35%, 6/15/21	150,000	152,200
International Lease Finance Corp., 8.875%, 9/1/17	450,000	479,812
Masco Corp., 4.375%, 4/1/26	400,000	412,596
Norfolk Southern Corp., 5.59%, 5/17/25	957,000	1,159,959

		3,861,905
Information Technology - 1.4%
Analog Devices Inc., 5.3%, 12/15/45	350,000	421,673
Apple Inc., 2.25%, 2/23/21	500,000	514,439
Broadridge Financial Solutions Inc., 3.4%, 6/27/26	650,000	657,019
Cisco Systems Inc., 2.2%, 2/28/21	700,000	721,432
Diamond 1 Finance Corp. / Diamond 2 Finance
Corp. (B), 8.35%, 7/15/46	175,000	188,144
Intel Corp., 4.9%, 7/29/45	400,000	465,948
Oracle Corp., 4%, 7/15/46	500,000	504,101
Thomson Reuters Corp. (C), 4.3%, 11/23/23	600,000	654,517

		4,127,273
Materials - 0.5%
WestRock MWV LLC, 8.2%, 1/15/30	1,025,000	1,375,970

Telecommunication Services - 1.7%
AT&T Inc., 4.75%, 5/15/46	500,000	512,437
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	1,780,000	2,538,552
Frontier Communications Corp., 11%, 9/15/25	150,000	155,250
Harris Corp., 5.054%, 4/27/45	500,000	567,118
Verizon Communications Inc., 5.15%, 9/15/23	1,260,000	1,467,429

		5,240,786
Utilities - 1.3%
Indianapolis Power & Light Co. (B) (D), 6.05%, 10/1/36	1,555,000	2,007,864
Interstate Power & Light Co., 6.25%, 7/15/39	1,365,000	1,873,383

		3,881,247

Total Corporate Notes and Bonds
(Cost $42,696,562)		46,726,967

LONG TERM MUNICIPAL BONDS - 3.8%

General - 3.8%
City of West Palm Beach Revenue, Series A, 3.998%, 10/1/35	250,000	258,847
County of Clark NV, General Obligation, Series C, 7%, 7/1/38	1,000,000	1,199,360
County of Pasco FL Water & Sewer Revenue, Series B, 6.76%, 10/1/39	1,000,000	1,150,170
County of Pima, COP, Series B, 3.475%, 12/1/26	1,105,000	1,140,570
Los Angeles Department of Water & Power Revenue, 6.166%, 7/1/40	1,000,000	1,153,580
Metropolitan Transportation Authority Revenue, 6.548%, 11/15/31	1,000,000	1,379,140
Metropolitan Water District of Southern California Revenue, Series D, 6.538%, 7/1/39	500,000	566,385
New York City Transitional Finance Authority Future Tax Secured Revenue, 6.267%, 8/1/39	500,000	560,770
Northside Independent School District, General Obligation, Series B, (PSF-GTD), 5.741%, 8/15/35	850,000	939,879
Rancho Water District Financing Authority Revenue, Series A, 6.337%, 8/1/40	800,000	919,696
State of Iowa Revenue, 6.75%, 6/1/34	500,000	575,050
State of Michigan Revenue, Series B, 7.625%, 9/15/27	500,000	567,635
University of Massachusetts Building Authority Revenue, 6.573%, 5/1/39	1,000,000	1,119,250

		11,530,332

Total Long Term Municipal Bonds
(Cost $11,247,381)		11,530,332

MORTGAGE BACKED SECURITIES - 10.4%

Fannie Mae - 7.1%
3%, 5/1/27 Pool # AL1715	703,425	738,741
3.5%, 8/1/29 Pool # MA2003	544,771	577,680
3%, 4/1/30 Pool # AS4877	468,702	491,638
3%, 9/1/30 Pool # 890696	836,133	879,700
3%, 2/1/31 Pool # 890710	954,684	1,001,402
7%, 11/1/31 Pool # 607515	29,854	33,028
7%, 5/1/32 Pool # 644591	11,171	12,579
5.5%, 10/1/33 Pool # 254904	211,116	239,526
5.5%, 11/1/33 Pool # 555880	561,763	637,006
5%, 5/1/34 Pool # 780890	735,464	817,973
7%, 7/1/34 Pool # 792636	18,695	19,513
4%, 2/1/35 Pool # MA2177	1,021,046	1,105,882
5%, 9/1/35 Pool # 820347	334,974	379,690
5%, 9/1/35 Pool # 835699	274,790	304,932
5%, 12/1/35 Pool # 850561	114,751	127,599
5.5%, 9/1/36 Pool # 831820	568,338	655,683
6%, 9/1/36 Pool # 831741	312,445	356,787
5.5%, 10/1/36 Pool # 901723	278,303	313,448
5.5%, 12/1/36 Pool # 903059	476,291	546,264
4%, 1/1/41 Pool # AB2080	897,861	973,909
4.5%, 7/1/41 Pool # AB3274	256,007	281,899
5.5%, 7/1/41 Pool # AL6588	1,047,967	1,182,240
4%, 9/1/41 Pool # AJ1406	758,645	816,581

See accompanying Notes to Financial Statements.

21

Ultra Series Fund | June 30, 2016

Diversified Income Fund Portfolio of Investments (unaudited) - continued

	Par Value	Value (Note 2)

MORTGAGE BACKED SECURITIES - continued

Fannie Mae - continued
4%, 10/1/41 Pool # AJ4046	$804,440	$877,759
3.5%, 6/1/42 Pool # AO4134	631,911	671,828
3.5%, 6/1/42 Pool # AO4136	830,618	879,302
3.5%, 8/1/42 Pool # AP2133	798,062	844,857
3%, 2/1/43 Pool # AB8486	1,187,574	1,235,150
3%, 2/1/43 Pool # AL3072	909,889	954,645
3.5%, 3/1/43 Pool # AT0310	684,903	725,153
4%, 1/1/45 Pool # AS4257	267,730	288,868
4.5%, 2/1/45 Pool # MA2193	800,756	876,457
3.5%, 4/1/45 Pool # MA2229	667,895	705,069
3.5%, 11/1/45 Pool # BA4907	729,672	770,547

		21,323,335
Freddie Mac - 3.3%
4.5%, 2/1/25 Pool # J11722	207,752	222,287
4.5%, 5/1/25 Pool # J12247	164,512	175,796
8%, 6/1/30 Pool # C01005	15,476	19,740
6.5%, 1/1/32 Pool # C62333	89,748	103,220
5%, 10/1/39 Pool # G60465	1,561,616	1,734,712
3.5%, 11/1/40 Pool # G06168	410,238	433,103
4.5%, 9/1/41 Pool # Q03516	746,103	816,619
4%, 10/1/41 Pool # Q04092	971,330	1,052,903
3%, 9/1/42 Pool # C04233	1,413,919	1,469,414
3%, 4/1/43 Pool # V80025	957,561	995,556
3%, 4/1/43 Pool # V80026	945,952	982,830
4%, 5/1/45 Pool # G08642	1,010,931	1,082,544
3.5%, 8/1/45 Pool # Q35614	945,860	1,002,050

		10,090,774
Ginnie Mae - 0.0%
6.5%, 4/20/31 Pool # 3068	41,688	50,558

Total Mortgage Backed Securities
(Cost $30,482,518)		31,464,667

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 10.2%

U.S. Treasury Bonds - 2.0%
6.625%, 2/15/27	2,270,000	3,412,713
3.000%, 5/15/42	1,000,000	1,155,078
2.500%, 2/15/45	1,250,000	1,301,416

		5,869,207
U.S. Treasury Notes - 8.2%
2.375%, 7/31/17	1,000,000	1,019,766
4.250%, 11/15/17	4,000,000	4,201,248
3.875%, 5/15/18	1,000,000	1,062,227
2.750%, 2/15/19	1,300,000	1,370,281
3.125%, 5/15/19	2,000,000	2,137,656
3.625%, 8/15/19	1,250,000	1,361,426
3.375%, 11/15/19	1,000,000	1,086,602
2.000%, 7/31/20	1,000,000	1,043,633
2.625%, 11/15/20	7,400,000	7,928,404
2.000%, 2/15/22	1,750,000	1,832,989
1.750%, 5/15/22	1,750,000	1,808,310

		24,852,542

Total U.S. Government and Agency
Obligations (Cost $28,528,564)		30,721,749

	Shares

SHORT-TERM INVESTMENTS - 2.8%
State Street Institutional U.S. Government Money Market Fund, 0.25%, Premier Class	8,540,459	8,540,459

Total Short-Term Investments
(Cost $8,540,459)		8,540,459

TOTAL INVESTMENTS - 99.4% (Cost $241,608,761**)		300,697,549
NET OTHER ASSETS AND LIABILITIES - 0.6%		1,704,838

TOTAL NET ASSETS - 100.0%		$302,402,387

**	Aggregate cost for Federal tax purposes was $242,183,122.
(A)	Floating rate or variable rate note. Rate shown is as of June 30, 2016.
(B)	Security sold within terms of a private placement memorandum exempt from registration under rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.”
(C)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.4% of total net assets.
(D)	Illiquid security (See Note 2).
ADR	American Depositary Receipt
MTN	Medium Term Note
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

22

Ultra Series Fund | June 30, 2016

Large Cap Value Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - 96.0%

Consumer Discretionary - 6.1%
Mattel Inc.	334,000	$10,450,860
McDonald’s Corp.	96,500	11,612,810

		22,063,670
Consumer Staples - 11.2%
General Mills Inc.	146,500	10,448,380
JM Smucker Co./The	97,000	14,783,770
Procter & Gamble Co./The	135,500	11,472,785
Whole Foods Market Inc.	110,000	3,522,200

		40,227,135
Energy - 12.7%
Apache Corp.	125,000	6,958,750
Baker Hughes Inc.	164,000	7,401,320
Chevron Corp.	69,500	7,285,685
Exxon Mobil Corp.	180,000	16,873,200
Occidental Petroleum Corp.	94,000	7,102,640

		45,621,595
Financials - 28.2%

Capital Markets - 2.1%
Bank of New York Mellon Corp./The	190,500	7,400,925

Commercial Banks - 7.0%
Citigroup Inc.	100,000	4,239,000
US Bancorp	225,500	9,094,415
Wells Fargo & Co.	254,000	12,021,820

		25,355,235
Diversified Financial Services - 4.6%
Berkshire Hathaway Inc., Class B*	54,000	7,818,660
Nasdaq Inc.	135,000	8,730,450

		16,549,110
Insurance - 10.7%
Aflac Inc.	103,000	7,432,480
American International Group Inc.	224,002	11,847,466
Arch Capital Group Ltd.*	74,000	5,328,000
Markel Corp.*	14,400	13,720,032

		38,327,978
Real Estate Investment Trusts (REITs) - 3.8%
Digital Realty Trust Inc.	126,500	13,787,235

		101,420,483
Health Care - 8.0%
Baxter International Inc.	278,000	12,571,160
Johnson & Johnson	83,500	10,128,550
Pfizer Inc.	177,000	6,232,170

		28,931,880
Industrials - 14.2%
Fluor Corp.	81,000	3,991,680
General Electric Co.	507,500	15,976,100
Jacobs Engineering Group Inc.*	311,000	15,490,910
Republic Services Inc.	307,500	15,777,825

		51,236,515
Information Technology - 8.0%
Cisco Systems Inc.	308,500	8,850,865
Microsoft Corp.	246,000	12,587,820
Oracle Corp.	175,000	7,162,750

		28,601,435
Telecommunication Services - 4.9%
AT&T Inc.	116,000	5,012,360
T-Mobile U.S. Inc.*	293,000	12,678,110

		17,690,470
Utilities - 2.7%
NextEra Energy Inc.	45,000	5,868,000
PG&E Corp.	62,000	3,963,040

		9,831,040

Total Common Stocks
(Cost $288,924,386)		345,624,223

SHORT-TERM INVESTMENTS - 4.3%
State Street Institutional U.S. Government Money Market Fund, 0.25%, Premier Class	15,485,267	15,485,267

Total Short-Term Investments
(Cost $15,485,267)		15,485,267

TOTAL INVESTMENTS - 100.3% (Cost $304,409,653**)		361,109,490
NET OTHER ASSETS AND LIABILITIES - (0.3%)		(1,167,224)

TOTAL NET ASSETS - 100.0%		$359,942,266

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $304,449,250.

See accompanying Notes to Financial Statements.

23

Ultra Series Fund | June 30, 2016

Large Cap Growth Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - 97.6%

Consumer Discretionary - 17.6%
Amazon.com Inc.*	4,210	$3,012,760
CBS Corp., Class B	80,000	4,355,200
Discovery Communications Inc., Class C*	110,556	2,636,761
Home Depot Inc./The	40,295	5,145,269
Liberty Global PLC, Series C*	105,590	3,025,153
Liberty Global PLC LiLAC, Class C*	13,174	428,034
McDonald’s Corp.	37,940	4,565,700
Nordstrom Inc.	60,000	2,283,000
Omnicom Group Inc.	64,500	5,256,105
Starbucks Corp.	52,000	2,970,240
TJX Cos. Inc./The	74,660	5,765,992
Walt Disney Co./The	67,150	6,568,613

		46,012,827
Consumer Staples - 9.9%
Costco Wholesale Corp.	25,940	4,073,618
CVS Health Corp.	70,270	6,727,650
Diageo PLC, ADR	37,466	4,229,162
JM Smucker Co./The	34,350	5,235,283
PepsiCo Inc.	53,515	5,669,379

		25,935,092
Energy - 1.9%
Schlumberger Ltd.	61,940	4,898,215

Financials - 7.2%
Berkshire Hathaway Inc., Class B*	35,695	5,168,279
Brookfield Asset Management Inc., Class A	138,890	4,593,092
S&P Global Inc.	43,390	4,654,012
T. Rowe Price Group Inc.	60,000	4,378,200

		18,793,583
Health Care - 22.0%
Allergan PLC*	15,707	3,629,731
Amgen Inc.	46,935	7,141,160
Biogen Inc.*	24,430	5,907,663
Celgene Corp.*	32,180	3,173,913
Express Scripts Holding Co.*	68,415	5,185,857
Gilead Sciences Inc.	90,890	7,582,044
HCA Holdings Inc.*	57,945	4,462,345
Johnson & Johnson	42,500	5,155,250
McKesson Corp.	32,865	6,134,252
Thermo Fisher Scientific Inc.	34,865	5,151,652
Varian Medical Systems Inc.*	50,000	4,111,500

		57,635,367
Industrials - 10.4%
3M Co.	21,137	3,701,511
Boeing Co./The	32,760	4,254,541
Danaher Corp.	52,766	5,329,366
PACCAR Inc.	49,225	2,553,301
United Parcel Service Inc., Class B	64,000	6,894,080
W.W. Grainger Inc.	18,950	4,306,388

		27,039,187
Information Technology - 28.6%

Communications Equipment - 1.6%
QUALCOMM Inc.	78,000	4,178,460

Computers & Peripherals - 4.4%
Apple Inc.	120,660	11,535,096

Electronic Equipment, Instruments & Components - 1.4%
TE Connectivity Ltd.	66,265	3,784,394

Internet Software & Services - 4.7%
Alphabet Inc., Class C*	17,597	12,178,883

IT Services - 6.5%
Accenture PLC, Class A	57,532	6,517,801
PayPal Holdings Inc.*	118,222	4,316,285
Visa Inc., Class A	83,684	6,206,842

		17,040,928
Semiconductors & Semiconductor Equipment - 2.0%
Linear Technology Corp.	114,510	5,328,150

Software - 8.0%
Microsoft Corp.	191,700	9,809,289
Oracle Corp.	269,632	11,036,038

		20,845,327

		74,891,238

Total Common Stocks
(Cost $175,124,974)		255,205,509

SHORT-TERM INVESTMENTS - 2.4%
State Street Institutional U.S. Government Money Market Fund, 0.25%, Premier Class	6,380,939	6,380,939

Total Short-Term Investments
(Cost $6,380,939)		6,380,939

TOTAL INVESTMENTS - 100.0% (Cost $181,505,913**)		261,586,448
NET OTHER ASSETS AND LIABILITIES - 0.0%		(50,678)

TOTAL NET ASSETS - 100.0%		$261,535,770

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $181,895,940.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

24

Ultra Series Fund | June 30, 2016

Mid Cap Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - 90.2%

Consumer Discretionary - 28.5%

Media - 13.0%
Discovery Communications Inc., Class C*	221,805	$5,290,049
Liberty Broadband Corp., Class C*	130,214	7,812,840
Liberty Global PLC, Series C*	253,601	7,265,669
Liberty Global PLC LiLAC, Class C*	31,642	1,028,033
Omnicom Group Inc.	85,100	6,934,799

		28,331,390
Specialty Retail - 15.5%
CarMax Inc.*	141,692	6,947,159
Ross Stores Inc.	218,810	12,404,339
Sally Beauty Holdings Inc.*	337,765	9,933,668
Tiffany & Co.	71,345	4,326,361

		33,611,527

		61,942,917
Consumer Staples - 0.9%
Brown-Forman Corp., Class B	20,299	2,025,028

Energy - 3.2%
Oceaneering International Inc.	60,010	1,791,899
World Fuel Services Corp.	109,962	5,222,095

		7,013,994
Financials - 28.1%

Commercial Banks - 4.1%
Glacier Bancorp Inc.	163,713	4,351,492
M&T Bank Corp.	37,818	4,471,222

		8,822,714
Insurance - 16.3%
Arch Capital Group Ltd.*	68,494	4,931,568
Brown & Brown Inc.	328,400	12,305,148
Markel Corp.*	11,846	11,286,632
WR Berkley Corp.	115,607	6,927,171

		35,450,519
Real Estate Investment Trusts (REITs) - 3.7%
American Tower Corp.	32,059	3,642,223
Crown Castle International Corp.	42,906	4,351,956

		7,994,179
Real Estate Management & Development - 4.0%
Brookfield Asset Management Inc., Class A	265,562	8,782,135

		61,049,547
Health Care - 7.9%
DaVita HealthCare Partners Inc.*	89,020	6,883,026
Laboratory Corp. of America Holdings*	58,287	7,593,048
Perrigo Co. PLC	29,906	2,711,577

		17,187,651
Industrials - 13.4%
Copart Inc.*	226,861	11,118,458
Expeditors International of Washington Inc.	164,070	8,045,993
Fastenal Co.	100,850	4,476,731
IHS Inc., Class A*	48,081	5,558,644

		29,199,826
Information Technology - 5.0%
Amphenol Corp., Class A	82,106	4,707,137
CDW Corp.	153,521	6,153,122

		10,860,259
Materials - 3.2%
Crown Holdings Inc.*	136,629	6,922,991

Total Common Stocks
(Cost $131,263,905)		196,202,213

SHORT-TERM INVESTMENTS - 7.2%
State Street Institutional U.S. Government Money Market Fund, 0.25%, Premier Class	15,644,251	15,644,251

Total Short-Term Investments
(Cost $15,644,251)		15,644,251

TOTAL INVESTMENTS - 97.4% (Cost $146,908,156**)		211,846,464
NET OTHER ASSETS AND LIABILITIES - 2.6%		5,733,910

TOTAL NET ASSETS - 100.0%		$217,580,374

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $147,145,381.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

25

Ultra Series Fund | June 30, 2016

International Stock Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - 95.9%

Australia - 1.7%
BHP Billiton Ltd. (A)	50,995	$726,316

Brazil - 1.3%
Estacio Participacoes S.A. (A)	104,487	551,661

Cayman Islands - 2.0%
Baidu Inc., ADR*	5,023	829,548

Denmark - 4.0%
Carlsberg AS, Class B (A)	8,950	849,358
ISS AS (A)	21,324	798,477

		1,647,835
France - 14.0%
AXA S.A. (A)	39,185	787,211
BNP Paribas S.A. (A)	14,160	636,605
LVMH Moet Hennessy Louis Vuitton SE (A)	7,591	1,149,407
Schneider Electric SE (A)	16,655	985,662
Technip S.A. (A)	18,525	1,007,524
Total S.A. (A)	26,323	1,269,339

		5,835,748
Germany - 3.1%
SAP SE (A)	16,955	1,267,346

Ireland - 4.2%
CRH PLC (A)	34,724	1,022,461
Perrigo Co. PLC	7,907	716,928

		1,739,389
Israel - 1.8%
Teva Pharmaceutical Industries Ltd., ADR	15,170	761,989

Japan - 9.2%
Hitachi Ltd. (A)	211,265	878,208
Mitsubishi UFJ Financial Group Inc. (A)	183,120	816,226
Secom Co. Ltd. (A)	17,343	1,280,116
Seven & I Holdings Co. Ltd. (A)	20,024	835,988

		3,810,538

Netherlands - 6.2%
Akzo Nobel N.V. (A)	12,800	805,288
ING Groep N.V. (A)	69,965	727,204
Sensata Technologies Holding N.V.*	30,189	1,053,294

		2,585,786
Singapore - 1.7%
DBS Group Holdings Ltd. (A)	60,570	713,641

South Korea - 3.0%
Samsung Electronics Co. Ltd. (A)	992	1,234,900

Sweden - 2.1%
Telefonaktiebolaget LM Ericsson, Class B (A)	113,431	867,024

Switzerland - 14.9%
Credit Suisse Group AG* (A)	55,065	586,793
Nestle S.A. (A)	15,055	1,161,278
Novartis AG (A)	19,572	1,610,067
Roche Holding AG (A)	3,740	987,474
Syngenta AG (A)	2,009	772,212
TE Connectivity Ltd.	18,999	1,085,033

		6,202,857
United Kingdom - 26.7%
Babcock International Group PLC (A)	65,412	791,820
Barclays PLC (A)	258,690	492,499
Berendsen PLC (A)	53,105	865,163
Compass Group PLC (A)	59,965	1,143,028
Diageo PLC (A)	60,105	1,681,810
GlaxoSmithKline PLC (A)	39,970	859,287
HSBC Holdings PLC (A)	92,597	578,458
Rolls-Royce Holdings PLC* (A)	60,370	573,259
Royal Dutch Shell PLC, Class A (A)	58,440	1,595,611
Standard Chartered PLC (A)	79,580	605,321
Tesco PLC* (A)	369,941	865,480
WPP PLC (A)	49,450	1,026,716

		11,078,452

Total Common Stocks
(Cost $46,808,492)		39,853,030

SHORT-TERM INVESTMENTS - 3.5%
State Street Institutional U.S. Government Money Market Fund, 0.25%, Premier Class	1,450,652	1,450,652

See accompanying Notes to Financial Statements.

26

Ultra Series Fund | June 30, 2016

International Stock Fund Portfolio of Investments (unaudited) - continued

Total Short-Term Investments
(Cost $1,450,652)	1,450,652

TOTAL INVESTMENTS - 99.4% (Cost $48,259,144**)	41,303,682
NET OTHER ASSETS AND LIABILITIES - 0.6%	255,234

TOTAL NET ASSETS - 100.0%	$41,558,916

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $48,454,438.
(A)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
ADR	American Depositary Receipt.
PLC	Public Limited Company.

OTHER INFORMATION:
Sector Concentration	% of Net Assets
Consumer Discretionary	9.3%
Consumer Staples	13.0%
Energy	9.2%
Financials	14.4%
Health Care	11.9%
Industrials	15.3%
Information Technology	14.9%
Materials	7.9%
Money Market Funds	3.5%
Net Other Assets and Liabilities	0.6%

See accompanying Notes to Financial Statements.

27

Ultra Series Fund | June 30, 2016

Statements of Assets and Liabilities as of June 30, 2016 (unaudited)

	Conservative	Moderate	Aggressive
	Allocation	Allocation	Allocation
	Fund	Fund	Fund

Assets:
Investments in securities, at cost
Unaffiliated issuers	$76,744,232	$126,381,840	$44,953,356
Affiliated issuers[1]	77,600,355	128,415,756	39,468,956
Net unrealized appreciation (depreciation)
Unaffiliated issuers	2,986,514	5,169,056	1,502,502
Affiliated issuers[1]	3,514,004	12,289,642	5,408,572

Total investments at value	160,845,105	272,256,294	91,333,386
Cash	–	–	–
Foreign currency (cost of $26,515)(Note 2)	–	–	–
Receivables:
Investments sold	857,735	863,619	784,989
Fund shares sold	12,041	58,085	30,954
Dividends and interest	178,011	234,056	64,091
Due from Adviser	13,165	22,222	7,436

Total assets	161,906,057	273,434,276	92,220,856

Liabilities:
Payables:
Investments purchased	862,840	1,401,602	1,051,213
Fund shares repurchased	101,789	196,521	63,426
Management fees	39,494	66,664	22,308
Audit and trustees fees	8,178	14,056	4,647
Distribution fees – Class II	7,183	6,217	351
Accrued expenses and other payables	–	–	–

Total liabilities	1,019,484	1,685,060	1,141,945

Net assets applicable to outstanding capital stock	$160,886,573	$271,749,216	$91,078,911

Net assets consist of:
Paid-in capital	153,582,130	253,735,857	85,437,211
Accumulated undistributed net investment income	1,130,190	1,625,733	499,121
Accumulated net realized gain (loss) on investments sold and foreign currency related transactions	(326,265)	(1,071,072)	(1,768,495)
Net unrealized appreciation (depreciation) of investments (including appreciation (depreciation) on foreign currency related transactions)	6,500,518	17,458,698	6,911,074

Net Assets	$160,886,573	$271,749,216	$91,078,911

Class I Shares:
Net Assets	$125,807,410	$241,750,353	$89,356,905
Shares of beneficial interest outstanding	12,578,227	23,412,231	9,753,938
Net Asset Value and redemption price per share	$10.00	$10.33	$9.16

Class II Shares:
Net Assets	$35,079,163	$29,998,863	$1,722,006
Shares of beneficial interest outstanding	3,513,502	2,913,281	188,802
Net Asset Value and redemption price per share	$9.98	$10.30	$9.12

[1]	See Note 11 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

28

Ultra Series Fund | June 30, 2016

Statements of Assets and Liabilities as of June 30, 2016 (unaudited)

Core	High	Diversified	Large Cap	Large Cap		International
Bond	Income	Income	Value	Growth	Mid Cap	Stock
Fund	Fund	Fund	Fund	Fund	Fund	Fund

$193,370,654	$27,952,668	$241,608,761	$304,409,653	$181,505,913	$146,908,156	$48,259,144
–	–	–	–	–	–	–
12,322,871	(232,014)	59,088,788	56,699,837	80,080,535	64,938,308	(6,955,462)
–	–	–	–	–	–	–

205,693,525	27,720,654	300,697,549	361,109,490	261,586,448	211,846,464	41,303,682
866,985	–	–	–	24,259	47,673	–
–	–	–	–	–	–	26,550
–	389,436	2,077,269	2,513,325	–	5,759,809	5,706
4,236	–	15,039	10,273	8,635	39,825	30,324
1,550,188	394,664	1,258,612	498,285	149,182	136,116	279,876
–	–	–	–	–	–	–

208,114,934	28,504,754	304,048,469	364,131,373	261,768,524	217,829,887	41,646,138

3,130,509	–	1,403,086	3,892,062	–	–	7
335,298	15,360	48,274	101,313	40,923	74,502	42,018
92,937	17,545	171,036	176,176	172,536	160,858	40,031
11,198	1,532	15,591	18,585	14,034	11,718	2,362
8,726	1,165	8,068	971	5,261	2,435	2,804
–	–	27	–	–	–	–

3,578,668	35,602	1,646,082	4,189,107	232,754	249,513	87,222

$204,536,266	$28,469,152	$302,402,387	$359,942,266	$261,535,770	$217,580,374	$41,558,916

193,497,492	36,048,937	235,203,009	287,696,098	175,319,138	146,259,140	53,470,194
2,655,860	715,214	3,452,808	2,643,993	1,082,684	116,375	606,286
(3,939,957)	(8,062,985)	4,657,782	12,902,338	5,053,413	6,266,551	(5,538,101)
12,322,871	(232,014)	59,088,788	56,699,837	80,080,535	64,938,308	(6,979,463)

$204,536,266	$28,469,152	$302,402,387	$359,942,266	$261,535,770	$217,580,374	$41,558,916

$162,327,162	$22,806,983	$259,896,901	$355,162,644	$236,186,521	$205,785,540	$28,152,052
15,800,396	2,670,465	13,151,041	12,500,669	9,479,961	11,353,037	2,886,100
$10.27	$8.54	$19.76	$28.41	$24.91	$18.13	$9.75

42,209,104	5,662,169	42,505,486	4,779,622	25,349,249	11,794,834	13,406,864
4,119,923	662,454	2,161,044	169,628	1,026,825	659,479	1,379,936
$10.25	$8.55	$19.67	$28.18	$24.69	$17.89	$9.72

See accompanying Notes to Financial Statements.

29

Ultra Series Fund | June 30, 2016

Statements of Operations for the Period Ended June 30, 2016 (unaudited)

	Conservative	Moderate	Aggressive
	Allocation	Allocation	Allocation
	Fund	Fund	Fund

Investment Income:
Interest	$5,581	$6,734	$1,997
Dividends
Unaffiliated issuers	625,763	1,103,534	410,423
Affiliated issuers[1]	713,332	844,555	185,209
Less: Foreign taxes withheld/reclaimed	–	–	–

Total investment income	1,344,676	1,954,823	597,629

Expenses:
Management fees	237,629	401,690	132,947
Audit and trustee fees	13,782	23,619	7,805
Distribution fees – Class II	42,285	37,678	2,072

Total expenses before reimbursement/waiver	293,696	462,987	142,824

Less reimbursement/waiver[2]	(79,210)	(133,897)	(44,316)

Total expenses net of waiver	214,486	329,090	98,508

Net Investment Income (Loss)	1,130,190	1,625,733	499,121
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options	–	–	–
Futures	–	–	–
Unaffiliated issuers	(1,116,496)	(3,275,264)	(1,701,093)
Affiliated issuers[1]	1,607,925	4,350,352	922,830
Capital gain distributions received from underlying funds
Affiliated issuers[1]	84,279	262,854	116,969
Net change in unrealized appreciation (depreciation)on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Futures	–	–	–
Unaffiliated issuers	3,933,191	7,521,422	2,699,665
Affiliated issuers[1]	1,611,382	797,333	827,962

Net Realized and Unrealized Gain (Loss) on Investments	6,120,281	9,656,697	2,866,333

Net Increase (Decrease) in Net Assets from Operations	$7,250,471	$11,282,430	$3,365,454

[1]	See Note 11 for information on affiliated issuers.
[2]	Waivers include management fees of $79,210,$133,897 and $44,316 for Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund, respectively. See Note 3.

See accompanying Notes to Financial Statements.

30

Ultra Series Fund | June 30, 2016

Statements of Operations for the Period Ended June 30, 2016 (unaudited)

Core	High	Diversified	Large Cap	Large Cap	Mid	International
Bond	Income	Income	Value	Growth	Cap	Stock
Fund	Fund	Fund	Fund	Fund	Fund	Fund

$3,302,677	$832,306	$2,187,584	$27,143	$6,551	$13,241	$1,191
–	–	2,418,900	3,708,656	2,187,230	1,131,290	962,501
–	–	–	–	–	–	–
–	–	(40,457)	–	(5,417)	(10,788)	(93,036)

3,302,677	832,306	4,566,027	3,735,799	2,188,364	1,133,743	870,656

574,554	107,424	1,038,070	1,054,606	1,049,805	982,872	243,657
18,762	2,563	26,222	31,187	23,501	19,612	3,913
53,501	7,105	48,927	6,013	32,374	14,884	16,800

646,817	117,092	1,113,219	1,091,806	1,105,680	1,017,368	264,370

–	–	–	–	–	–	–

646,817	117,092	1,113,219	1,091,806	1,105,680	1,017,368	264,370

2,655,860	715,214	3,452,808	2,643,993	1,082,684	116,375	606,286

(39,343)	–	–	–	–	–	–
358	–	–	–	–	–	–
2,463,233	(113,638)	5,476,192	13,085,076	5,443,487	6,514,968	(677,546)
–	–	–	–	–	–	–

–	–	–	–	–	–	–

(122)	–	–	–	–	–	–
4,978,198	1,127,155	9,231,542	3,688,813	(4,884,002)	3,582,551	(1,925,066)
–	–	–	–	–	–	–

7,402,324	1,013,517	14,707,734	16,773,889	559,485	10,097,519	(2,602,612)

$10,058,184	$1,728,731	$18,160,542	$19,417,882	$1,642,169	$10,213,894	$(1,996,326)

See accompanying Notes to Financial Statements.

31

Ultra Series Fund | June 30, 2016

Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund

	(unaudited)		(unaudited)
	Six-Months		Six-Months
	Ended	Year Ended	Ended	Year Ended
	6/30/16	12/31/15	6/30/16	12/31/15

Net Assets at beginning of period	$158,711,931	$193,891,177	$276,569,223	$349,701,579
Increase (decrease) in net assets from operations:
Net investment income (loss)	1,130,190	2,692,845	1,625,733	4,083,606
Net realized gain (loss)	575,708	6,236,586	1,337,942	18,700,640
Net change in unrealized appreciation (depreciation)	5,544,573	(9,940,384)	8,318,755	(24,839,096)

Net increase (decrease) in net assets from operations	7,250,471	(1,010,953)	11,282,430	(2,054,850)
Distributions to shareholders from:
Net investment income
Class I	(61,872)	(2,440,637)	(98,266)	(4,317,232)
Class II	–	(552,142)	–	(446,377)
Net realized gains
Class I	(91,168)	(4,772,631)	(332,049)	(16,288,849)
Class II	(25,505)	(1,287,136)	(41,174)	(2,043,659)

Total distributions	(178,545)	(9,052,546)	(471,489)	(23,096,117)

Capital Stock transactions:
Class I Shares
Shares sold	10,741,935	15,318,026	9,923,230	26,072,135
Issued to shareholders in reinvestment of distributions	153,040	7,213,269	430,315	20,606,082
Shares redeemed	(15,679,139)	(45,661,025)	(24,026,499)	(94,115,427)

Net decrease in net assets from capital stock transactions	(4,784,164)	(23,129,730)	(13,672,954)	(47,437,210)

Class II Shares
Shares sold	2,256,301	599,920	1,427,928	354,073
Issued to shareholders in reinvestment of distributions	25,505	1,839,277	41,174	2,490,036
Shares redeemed	(2,394,926)	(4,425,214)	(3,427,096)	(3,388,288)

Net increase (decrease) in net assets from capital stock transactions	(113,120)	(1,986,017)	(1,957,994)	(544,179)

Total decrease from capital stock transactions	(4,897,284)	(25,115,747)	(15,630,948)	(47,981,389)

Total increase (decrease) in net assets	2,174,642	(35,179,246)	(4,820,007)	(73,132,356)

Net Assets at end of period	$160,886,573	$158,711,931	$271,749,216	$276,569,223

Undistributed net investment income included in net assets	$1,130,190	$61,872	$1,625,733	$98,266
Capital Share transactions:
Class I Shares
Shares sold	1,114,281	1,491,464	998,814	2,374,838
Issued to shareholders in reinvestment of distributions	15,451	751,189	42,143	2,069,555
Shares redeemed	(1,620,830)	(4,441,366)	(2,416,659)	(8,565,555)

Net decrease from capital shares transactions	(491,098)	(2,198,713)	(1,375,702)	(4,121,162)

Class II Shares
Shares sold	230,289	59,040	141,667	32,850
Issued to shareholders in reinvestment of distributions	2,579	191,937	4,043	250,799
Shares redeemed	(246,866)	(431,341)	(340,617)	(309,722)

Net increase (decrease) from capital shares transactions	(13,998)	(180,364)	(194,907)	(26,073)

See accompanying Notes to Financial Statements.

32

Ultra Series Fund | June 30, 2016

Statements of Changes in Net Assets

Aggressive Allocation Fund		Core Bond Fund		High Income Fund		Diversified Income Fund

(unaudited) Six-Months Ended 6/30/16	Year Ended 12/31/15	(unaudited) Six-Months Ended 6/30/16	Year Ended 12/31/15	(unaudited) Six-Months Ended 6/30/16	Year Ended 12/31/15	(unaudited) Six-Months Ended 6/30/16	Year Ended 12/31/15

$91,926,453	$126,646,667	$218,078,096	$272,138,449	$29,917,586	$37,140,371	$306,895,571	$372,723,442

499,121	1,206,591	2,655,860	6,596,871	715,214	1,790,467	3,452,808	7,573,032
(661,294)	10,375,498	2,424,248	(823,623)	(113,638)	(1,488,659)	5,476,192	17,697,096
3,527,627	(12,423,574)	4,978,076	(5,916,671)	1,127,155	(971,432)	9,231,542	(25,298,294)

3,365,454	(841,485)	10,058,184	(143,423)	1,728,731	(669,624)	18,160,542	(28,166)

(29,960)	(1,474,339)	(130,797)	(5,633,984)	(29,121)	(1,460,697)	(149,767)	(6,884,876)
–	(22,436)	–	(1,335,959)	(739)	(344,783)	–	(948,747)

(210,746)	(10,138,499)	–	–	–	–	(547,149)	(15,560,618)
(4,080)	(189,108)	–	–	–	–	(82,825)	(2,318,732)

(244,786)	(11,824,382)	(130,797)	(6,969,943)	(29,860)	(1,805,480)	(779,741)	(25,712,973)

6,028,449	19,771,538	4,836,389	17,539,020	204,765	545,621	5,412,345	14,659,623
240,706	11,612,839	130,797	5,633,984	29,121	1,460,697	696,916	22,445,494
(10,220,749)	(53,544,801)	(24,479,016)	(68,612,061)	(2,764,931)	(6,516,977)	(28,233,697)	(75,681,503)

(3,951,594)	(22,160,424)	(19,511,830)	(45,439,057)	(2,531,045)	(4,510,659)	(22,124,436)	(38,576,386)

397	7,752	389,068	1,782,914	55,262	196,023	4,817,849	617,444
4,080	211,544	–	1,335,959	739	344,783	82,825	3,267,478
(21,093)	(113,219)	(4,346,455)	(4,626,803)	(672,261)	(777,828)	(4,650,223)	(5,395,268)

(16,616)	106,077	(3,957,387)	(1,507,930)	(616,260)	(237,022)	250,451	(1,510,346)

(3,968,210)	(22,054,347)	(23,469,217)	(46,946,987)	(3,147,305)	(4,747,681)	(21,873,985)	(40,086,732)

(847,542)	(34,720,214)	(13,541,830)	(54,060,353)	(1,448,434)	(7,222,785)	(4,493,184)	(65,827,871)

$91,078,911	$91,926,453	$204,536,266	$218,078,096	$28,469,152	$29,917,586	$302,402,387	$306,895,571

$499,121	$29,960	$2,655,860	$130,797	$715,214	$29,860	$3,452,808	$149,767

685,366	1,913,390	483,273	1,718,882	24,845	61,257	285,310	726,630
26,595	1,303,962	12,829	574,567	3,433	181,636	35,812	1,193,385
(1,159,129)	(5,197,922)	(2,445,891)	(6,728,536)	(337,815)	(731,334)	(1,493,596)	(3,755,284)

(447,168)	(1,980,570)	(1,949,789)	(4,435,087)	(309,537)	(488,441)	(1,172,474)	(1,835,269)

47	749	38,943	175,428	6,722	21,934	253,551	30,677
453	23,868	–	136,695	87	42,952	4,276	174,534
(2,395)	(11,062)	(435,365)	(455,596)	(82,376)	(87,624)	(245,673)	(269,313)

(1,895)	13,555	(396,422)	(143,473)	(75,567)	(22,738)	12,154	(64,102)

See accompanying Notes to Financial Statements.

33

Ultra Series Fund | June 30, 2016

Statements of Changes in Net Assets

	Large Cap Value Fund		Large Cap Growth Fund

	(unaudited) Six-Months Ended 6/30/16	Year Ended 12/31/15	(unaudited) Six-Months Ended 6/30/16	Year Ended 12/31/15

Net Assets at beginning of period	$370,893,722	$498,116,441	$279,273,794	$337,968,393
Increase (decrease) in net assets from operations:
Net investment income (loss)	2,643,993	4,695,990	1,082,684	3,112,817
Net realized gain (loss)	13,085,076	53,475,512	5,443,487	28,762,094
Net change in unrealized appreciation (depreciation)	3,688,813	(70,462,786)	(4,884,002)	(21,832,205)

Net increase (decrease) in net assets from operations	19,417,882	(12,291,284)	1,642,169	10,042,706
Distributions to shareholders from:
Net investment income
Class I	(79,975)	(4,680,754)	(62,393)	(2,910,688)
Class II	–	(61,691)	–	(271,726)
Net realized gains
Class I	(2,581,345)	(56,137,244)	(3,714,559)	(25,221,065)
Class II	(34,703)	(848,750)	(403,945)	(2,791,568)

Total distributions	(2,696,023)	(61,728,439)	(4,180,897)	(31,195,047)

Capital Stock transactions:
Class I Shares
Shares sold	6,469,090	26,521,749	6,719,711	22,803,031
Issued to shareholders in reinvestment of distributions	2,661,320	60,817,998	3,776,952	28,131,753
Shares redeemed	(35,878,116)	(140,447,922)	(23,578,633)	(86,189,358)

Net decrease in net assets from capital stock transactions	(26,747,706)	(53,108,175)	(13,081,970)	(35,254,574)

Class II Shares
Shares sold	76,788	209,211	22,570	413,288
Issued to shareholders in reinvestment of distributions	34,703	910,441	403,945	3,063,294
Shares redeemed	(1,037,100)	(1,214,473)	(2,543,841)	(5,764,266)

Net increase (decrease) in net assets from capital stock transactions	(925,609)	(94,821)	(2,117,326)	(2,287,684)

Total decrease from capital stock transactions	(27,673,315)	(53,202,996)	(15,199,296)	(37,542,258)

Total increase (decrease) in net assets	(10,951,456)	(127,222,719)	(17,738,024)	(58,694,599)

Net Assets at end of period	$359,942,266	$370,893,722	$261,535,770	$279,273,794

Undistributed net investment income included in net assets	$2,643,993	$79,975	$1,082,684	$62,393
Capital Share transactions:
Class I Shares
Shares sold	237,913	822,207	268,182	825,263
Issued to shareholders in reinvestment of distributions	95,477	2,189,046	152,953	1,098,235
Shares redeemed	(1,335,597)	(4,353,454)	(954,712)	(3,123,219)

Net decrease from capital shares transactions	(1,002,207)	(1,342,201)	(533,577)	(1,199,721)

Class II Shares
Shares sold	2,914	6,502	910	15,030
Issued to shareholders in reinvestment of distributions	1,255	33,025	16,508	120,620
Shares redeemed	(39,603)	(37,925)	(104,253)	(209,216)

Net increase (decrease) from capital shares transactions	(35,434)	1,602	(86,835)	(73,566)

See accompanying Notes to Financial Statements.

34

Ultra Series Fund | June 30, 2016

Statements of Changes in Net Assets

Mid Cap Fund		International Stock Fund

(unaudited) Six-Months Ended 6/30/16	Year Ended 12/31/15	(unaudited) Six-Months Ended 6/30/16	Year Ended 12/31/15

$233,688,172	$301,770,803	$47,200,403	$54,999,579

116,375	(692,735)	606,286	876,118
6,514,968	29,288,758	(677,546)	503,798
3,582,551	(25,105,339)	(1,925,066)	(2,981,304)

10,213,894	3,490,684	(1,996,326)	(1,601,388)

–	(181,091)	–	(705,487)
–	–	–	(275,382)
(4,559,358)	(22,345,472)	–	(59,742)
(266,285)	(1,283,430)	–	(26,331)

(4,825,643)	(23,809,993)	–	(1,066,942)

4,712,439	17,890,236	700,604	1,586,940
4,559,358	22,526,563	–	765,230
(29,580,966)	(86,979,800)	(3,734,236)	(6,823,132)

(20,309,169)	(46,563,001)	(3,033,632)	(4,470,962)

28,672	314,890	402,825	731,658
266,285	1,283,430	–	301,713
(1,481,837)	(2,798,641)	(1,014,354)	(1,693,255)

(1,186,880)	(1,200,321)	(611,529)	(659,884)

(21,496,049)	(47,763,322)	(3,645,161)	(5,130,846)

(16,107,798)	(68,082,631)	(5,641,487)	(7,799,176)

$217,580,374	$233,688,172	$41,558,916	$47,200,403

$116,375	$–	$606,286	$–

266,296	919,477	72,326	141,821
255,483	1,235,596	–	72,167
(1,690,224)	(4,488,044)	(389,669)	(617,076)

(1,168,445)	(2,332,971)	(317,343)	(403,088)

1,685	16,438	41,265	65,520
15,121	71,294	–	28,678
(86,079)	(146,636)	(105,725)	(156,249)

(69,273)	(58,904)	(64,460)	(62,051)

See accompanying Notes to Financial Statements.

35

Ultra Series Fund | June 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND

	(unaudited)		Year Ended December 31,

CLASS I	Six-Months Ended 6/30/16		2015	2014	2013	2012	2011

Net Asset Value at beginning of period	$9.56		$10.22	$10.70	$10.45	$9.96	$10.01
Income from Investment Operations:
Net investment income[1]	0.07		0.16	0.19	0.25	0.29	0.28
Net realized and unrealized gain (loss) on investments	0.38		(0.24)	0.46	0.55	0.60	0.03

Total from investment operations	0.45		(0.08)	0.65	0.80	0.89	0.31
Less Distributions From:
Net investment income	(0.00)[2]		(0.20)	(0.25)	(0.27)	(0.40)	(0.35)
Capital gains	(0.01)		(0.38)	(0.88)	(0.28)	–	–
Return of capital	–		–	–	–	–	(0.01)

Total distributions	(0.01)		(0.58)	(1.13)	(0.55)	(0.40)	(0.36)
Net increase (decrease) in net asset value	0.44		(0.66)	(0.48)	0.25	0.49	(0.05)
Net Asset Value at end of period	$10.00		$9.56	$10.22	$10.70	$10.45	$9.96
Total Return (%)[3]	4.70	[4]	(0.76)	6.03	7.61	8.98	3.14
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$125,808		$125,007	$156,054	$181,427	$195,526	$184,431
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	[5]	0.32	0.31	0.31	0.31	0.31
After waiver of expenses by Adviser (%)	0.22	[5,6]	0.22 [6]	0.27 [6]	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)	1.48	[5]	1.53	1.71	2.27	2.79	2.76
Portfolio turnover (%)[7]	44	[4]	54	73	70	44	36

	(unaudited)		Year Ended December 31,

CLASS II	Six-Months Ended 6/30/16		2015	2014	2013	2012	2011

Income from Investment Operations:
Net investment income[1]	0.06		0.15	0.18	0.22	0.26	0.27
Net realized and unrealized gain (loss) on investments	0.38		(0.25)	0.43	0.55	0.61	0.02

Total from investment operations	0.44		(0.10)	0.61	0.77	0.87	0.29
Less Distributions From:
Net investment income	–		(0.17)	(0.21)	(0.24)	(0.39)	(0.33)
Capital gains	(0.01)		(0.38)	(0.88)	(0.28)	–	–
Return of capital	–		–	–	–	–	(0.01)

Total distributions	(0.01)		(0.55)	(1.09)	(0.52)	(0.39)	(0.34)
Net increase (decrease) in net asset value	0.43		(0.65)	(0.48)	0.25	0.48	(0.05)
Net Asset Value at end of period	$9.98		$9.55	$10.20	$10.68	$10.43	$9.95
Total Return (%)[3]	4.57	[4]	(1.01)	5.77	7.34	8.71	2.89
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$35,079		$33,705	$37,837	$40,069	$42,691	$43,203
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	[5]	0.57	0.56	0.56	0.56	0.56
After waiver of expenses by Adviser (%)	0.47	[5,6]	0.47 [6]	0.51 [6]	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	1.24	[5]	1.46	1.65	2.04	2.49	2.67
Portfolio turnover (%)[7]	44	[4]	54	73	70	44	36

[1]	Based on average shares outstanding during the year.
[2]	Amounts represent less than $0.005 per share.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[4]	Not annualized.
[5]	Annualized.
[6]	See Note 3 for further discussion of fee waivers.
[7]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

36

Ultra Series Fund | June 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

MODERATE ALLOCATION FUND

	(unaudited)		Year Ended December 31,

CLASS I	Six-Months Ended 6/30/16		2015	2014	2013	2012	2011

Net Asset Value at beginning of period	$9.92		$10.92	$11.48	$10.11	$9.42	$9.49
Income from Investment Operations:
Net investment income[1]	0.06		0.14	0.16	0.19	0.23	0.20
Net realized and unrealized gain (loss) on investments	0.36		(0.24)	0.62	1.39	0.77	(0.01)

Total from investment operations	0.42		(0.10)	0.78	1.58	1.00	0.19
Less Distributions From:
Net investment income	(0.00)[2]		(0.19)	(0.25)	(0.21)	(0.31)	(0.26)
Capital gains	(0.01)		(0.71)	(1.09)	–	–	–

Total distributions	(0.01)		(0.90)	(1.34)	(0.21)	(0.31)	(0.26)
Net increase (decrease) in net asset value	0.41		(1.00)	(0.56)	1.37	0.69	(0.07)
Net Asset Value at end of period	$10.33		$9.92	$10.92	$11.48	$10.11	$9.42
Total Return (%)[3]	4.32	[4]	(0.93)	6.85	15.66	10.54	2.03
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$241,750		$245,807	$315,568	$370,954	$358,486	$346,733
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	[5]	0.32	0.31	0.31	0.31	0.31
After waiver of expenses by Adviser (%)	0.22	[5,6]	0.22 [6]	0.27 [6]	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)	1.25	[5]	1.30	1.37	1.75	2.32	2.07
Portfolio turnover (%)[7]	52	[4]	52	73	66	49	25

	(unaudited)		Year Ended December 31,

CLASS II	Six-Months Ended 6/30/16		2015	2014	2013	2012	2011

Income from Investment Operations:
Net investment income[1]	0.05		0.15	0.18	0.16	0.20	0.18
Net realized and unrealized gain (loss) on investments	0.36		(0.27)	0.57	1.39	0.77	(0.01)

Total from investment operations	0.41		(0.12)	0.75	1.55	0.97	0.17
Less Distributions From:
Net investment income	–		(0.16)	(0.22)	(0.18)	(0.30)	(0.24)
Capital gains	(0.01)		(0.71)	(1.09)	–	–	–

Total distributions	(0.01)		(0.87)	(1.31)	(0.18)	(0.30)	(0.24)
Net increase (decrease) in net asset value	0.40		(0.99)	(0.56)	1.37	0.67	(0.07)
Net Asset Value at end of period	$10.30		$9.90	$10.89	$11.45	$10.08	$9.41
Total Return (%)[3]	4.19	[4]	(1.18)	6.58	15.37	10.26	1.78
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$29,999		$30,763	$34,134	$34,965	$34,573	$35,873
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	[5]	0.57	0.56	0.56	0.56	0.56
After waiver of expenses by Adviser (%)	0.47	[5,6]	0.47 [6]	0.51 [6]	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	0.98	[5]	1.36	1.49	1.49	2.01	1.86
Portfolio turnover (%)[7]	52	[4]	52	73	66	49	25

[1]	Based on average shares outstanding during the year.
[2]	Amounts represent less than $0.005 per share.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[4]	Not annualized.
[5]	Annualized.
[6]	See Note 3 for further discussion of fee waivers.
[7]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

37

Ultra Series Fund | June 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

AGGRESSIVE ALLOCATION FUND

	(unaudited)		Year Ended December 31,

CLASS I	Six-Months Ended 6/30/16		2015	2014	2013	2012	2011

Net Asset Value at beginning of period	$8.85		$10.25	$11.66	$9.75	$8.96	$9.08
Income from Investment Operations:
Net investment income[1]	0.05		0.11	0.14	0.12	0.17	0.12
Net realized and unrealized gain (loss) on investments	0.28		(0.22)	0.72	2.07	0.84	(0.08)

Total from investment operations	0.33		(0.11)	0.86	2.19	1.01	0.04
Less Distributions From:
Net investment income	(0.00)[2]		(0.16)	(0.24)	(0.13)	(0.22)	(0.16)
Capital gains	(0.02)		(1.13)	(2.03)	(0.15)	–	–

Total distributions	(0.02)		(1.29)	(2.27)	(0.28)	(0.22)	(0.16)
Net increase (decrease) in net asset value	0.31		(1.40)	(1.41)	1.91	0.79	(0.12)
Net Asset Value at end of period	$9.16		$8.85	$10.25	$11.66	$9.75	$8.96
Total Return (%)[3]	3.84	[4]	(1.14)	7.46	22.35	11.34	0.48
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$89,357		$90,245	$124,838	$149,514	$142,755	$132,575
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	[5]	0.32	0.31	0.31	0.31	0.31
After waiver of expenses by Adviser (%)	0.22	[5,6]	0.22 [6]	0.27 [6]	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)	1.13	[5]	1.08	1.13	1.07	1.80	1.26
Portfolio turnover (%)[7]	54	[4]	53	70	70	69	32

	(unaudited)		Year Ended December 31,

CLASS II	Six-Months Ended 6/30/16		2015	2014	2013	2012	2011

Income from Investment Operations:
Net investment income[1]	0.04		0.17	0.17	0.09	0.15	0.10
Net realized and unrealized gain (loss) on investments	0.28		(0.30)	0.66	2.06	0.83	(0.08)

Total from investment operations	0.32		(0.13)	0.83	2.15	0.98	0.02
Less Distributions From:
Net investment income	–		(0.13)	(0.21)	(0.10)	(0.21)	(0.14)
Capital gains	(0.02)		(1.13)	(2.03)	(0.15)	–	–

Total distributions	(0.02)		(1.26)	(2.24)	(0.25)	(0.21)	(0.14)
Net increase (decrease) in net asset value	0.30		(1.39)	(1.41)	1.90	0.77	(0.12)
Net Asset Value at end of period	$9.12		$8.82	$10.21	$11.62	$9.72	$8.95
Total Return (%)[3]	3.71	[4]	(1.39)	7.19	22.05	11.06	0.23
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$1,722		$1,681	$1,809	$1,911	$1,921	$1,786
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	[5]	0.57	0.56	0.56	0.56	0.56
After waiver of expenses by Adviser (%)	0.47	[5,6]	0.47 [6]	0.51 [6]	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	0.89	[5]	1.64	1.45	0.81	1.55	1.05
Portfolio turnover (%)[7]	54	[4]	53	70	70	69	32

[1]	Based on average shares outstanding during the year.
[2]	Amounts represent less than $0.005 per share.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[4]	Not annualized.
[5]	Annualized.
[6]	See Note 3 for further discussion of fee waivers.
[7]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

38

Ultra Series Fund | June 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

CORE BOND FUND

	(unaudited)		Year Ended December 31,

CLASS I	Six-Months Ended 6/30/16		2015	2014	2013	2012	2011

Net Asset Value at beginning of period	$9.80		$10.14	$9.97	$10.55	$10.57	$10.29
Income from Investment Operations:
Net investment income[1]	0.13		0.28	0.30	0.31	0.34	0.38
Net realized and unrealized gain (loss) on investments	0.35		(0.29)	0.20	(0.54)	0.00	0.31

Total from investment operations	0.48		(0.01)	0.50	(0.23)	0.34	0.69
Less Distributions From:
Net investment income	(0.01)		(0.33)	(0.33)	(0.35)	(0.36)	(0.41)

Net increase (decrease) in net asset value	0.47		(0.34)	0.17	(0.58)	(0.02)	0.28
Net Asset Value at end of period	$10.27		$9.80	$10.14	$9.97	$10.55	$10.57
Total Return (%)[2]	4.93	[3]	(0.15)	5.09	(2.24)	3.21	6.73
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$162,327		$173,927	$224,976	$270,289	$340,335	$375,325
Ratios of expenses to average net assets (%)	0.57	[4]	0.57	0.56	0.56	0.56	0.57
Ratio of net investment income to average net assets (%)	2.59	[4]	2.73	2.88	3.02	3.13	3.62
Portfolio turnover (%)[5]	25	[3]	25	17	14	11	6

	(unaudited)		Year Ended December 31,

CLASS II	Six-Months Ended 6/30/16		2015	2014	2013	2012	2011

Income from Investment Operations:
Net investment income[1]	0.12		0.25	0.27	0.29	0.31	0.36
Net realized and unrealized gain (loss) on investments	0.35		(0.29)	0.21	(0.56)	0.01	0.31

Total from investment operations	0.47		(0.04)	0.48	(0.27)	0.32	0.67
Less Distributions From:
Net investment income	–		(0.30)	(0.31)	(0.32)	(0.34)	(0.39)

Net increase (decrease) in net asset value	0.47		(0.34)	0.17	(0.59)	(0.02)	0.28
Net Asset Value at end of period	$10.25		$9.78	$10.12	$9.95	$10.54	$10.56
Total Return (%)[2]	4.80	[3]	(0.40)	4.83	(2.49)	2.96	6.47
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$42,209		$44,151	$47,162	$46,991	$49,456	$49,774
Ratios of expenses to average net assets (%)	0.82	[4]	0.82	0.81	0.81	0.81	0.82
Ratio of net investment income to average net assets (%)	2.34	[4]	2.48	2.62	2.77	2.88	3.36
Portfolio turnover (%)[5]	25	[3]	25	17	14	11	6

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

39

Ultra Series Fund | June 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

HIGH INCOME FUND

	(unaudited)		Year Ended December 31,

CLASS I	Six-Months Ended 6/30/16		2015	2014	2013	2012	2011

Net Asset Value at beginning of period	$8.05		$8.78	$9.22	$9.37	$9.18	$9.42
Income from Investment Operations:
Net investment income[1]	0.21		0.47	0.49	0.52	0.61	0.65
Net realized and unrealized gain (loss) on investments	0.29		(0.68)	(0.33)	(0.01)	0.42	(0.18)

Total from investment operations	0.50		(0.21)	0.16	0.51	1.03	0.47
Less Distributions From:
Net investment income	(0.01)		(0.52)	(0.60)	(0.66)	(0.84)	(0.71)

Net increase (decrease) in net asset value	0.49		(0.73)	(0.44)	(0.15)	0.19	(0.24)
Net Asset Value at end of period	$8.54		$8.05	$8.78	$9.22	$9.37	$9.18
Total Return (%)[2]	6.29	[3]	(2.47)	1.74	5.49	11.23	5.01
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$22,807		$23,975	$30,455	$43,622	$60,362	$86,462
Ratios of expenses to average net assets (%)	0.77	[4]	0.77	0.76	0.76	0.77	0.77
Ratio of net investment income to average net assets (%)	5.05	[4]	5.23	5.12	5.42	6.31	6.76
Portfolio turnover (%)[5]	37	[3]	27	53	32	55	54

	(unaudited)		Year Ended December 31,

CLASS II	Six-Months Ended 6/30/16		2015	2014	2013	2012	2011

Income from Investment Operations:
Net investment income[1]	0.20		0.44	0.46	0.50	0.58	0.63
Net realized and unrealized gain (loss) on investments	0.30		(0.68)	(0.33)	–	0.42	(0.18)

Total from investment operations	0.50		(0.24)	0.13	0.50	1.00	0.45
Less Distributions From:
Net investment income	(0.00)[6]		(0.50)	(0.57)	(0.64)	(0.82)	(0.68)

Net increase (decrease) in net asset value	0.50		(0.74)	(0.44)	(0.14)	0.18	(0.23)
Net Asset Value at end of period	$8.55		$8.05	$8.79	$9.23	$9.37	$9.19
Total Return (%)[2]	6.16	[3]	(2.71)	1.48	5.23	10.95	4.75
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$5,662		$5,943	$6,685	$6,906	$6,737	$6,213
Ratios of expenses to average net assets (%)	1.02	[4]	1.02	1.01	1.01	1.02	1.02
Ratio of net investment income to average net assets (%)	4.79	[4]	4.98	4.88	5.17	6.02	6.52
Portfolio turnover (%)[5]	37	[3]	27	53	32	55	54

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[6]	Amounts represent less than $0.005 per share.

See accompanying Notes to Financial Statements.

40

Ultra Series Fund | June 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

DIVERSIFIED INCOME FUND

	(unaudited)		Year Ended December 31,

CLASS I	Six-Months Ended 6/30/16		2015	2014	2013	2012	2011

Net Asset Value at beginning of period	$18.64		$20.30	$20.76	$18.29	$17.39	$16.62
Income from Investment Operations:
Net investment income[1]	0.22		0.46	0.47	0.46	0.49	0.51
Net realized and unrealized gain (loss) on investments	0.95		(0.43)	1.02	2.48	0.92	0.79

Total from investment operations	1.17		0.03	1.49	2.94	1.41	1.30
Less Distributions From:
Net investment income	(0.01)		(0.52)	(0.52)	(0.47)	(0.51)	(0.53)
Capital gains	(0.04)		(1.17)	(1.43)	–	–	–

Total distributions	(0.05)		(1.69)	(1.95)	(0.47)	(0.51)	(0.53)
Net increase (decrease) in net asset value	1.12		(1.66)	(0.46)	2.47	0.90	0.77
Net Asset Value at end of period	$19.76		$18.64	$20.30	$20.76	$18.29	$17.39
Total Return (%)[2]	6.31	[3]	0.11	7.12	16.07	8.16	7.84
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$259,897		$267,001	$327,951	$378,807	$359,022	$372,852
Ratios of expenses to average net assets (%)	0.72	[4]	0.72	0.71	0.71	0.71	0.72
Ratio of net investment income to average net assets (%)	2.36	[4]	2.27	2.20	2.31	2.69	2.94
Portfolio turnover (%)[5]	19	[3]	21	24	17	17	19

	(unaudited)		Year Ended December 31,

CLASS II	Six-Months Ended 6/30/16		2015	2014	2013	2012	2011

Income from Investment Operations:
Net investment income[1]	0.20		0.41	0.41	0.41	0.44	0.46
Net realized and unrealized gain (loss) on investments	0.94		(0.42)	1.02	2.47	0.93	0.79

Total from investment operations	1.14		(0.01)	1.43	2.88	1.37	1.25
Less Distributions From:
Net investment income	–		(0.48)	(0.48)	(0.43)	(0.48)	(0.49)
Capital gains	(0.04)		(1.17)	(1.43)	–	–	–

Total distributions	(0.04)		(1.65)	(1.91)	(0.43)	(0.48)	(0.49)
Net increase (decrease) in net asset value	1.10		(1.66)	(0.48)	2.45	0.89	0.76
Net Asset Value at end of period	$19.67		$18.57	$20.23	$20.71	$18.26	$17.37
Total Return (%)[2]	6.18	[3]	(0.14)	6.85	15.78	7.89	7.57
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$42,50	[5]	$39,894	$44,772	$43,601	$34,908	$30,360
Ratios of expenses to average net assets (%)	0.97	[4]	0.97	0.96	0.96	0.96	0.97
Ratio of net investment income to average net assets (%)	2.11	[4]	2.02	1.95	2.05	2.43	2.69
Portfolio turnover (%)[5]	19	[3]	21	24	17	17	19

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

41

Ultra Series Fund | June 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP VALUE FUND

	(unaudited)		Year Ended December 31,

CLASS I	Six-Months Ended 6/30/16		2015	2014	2013	2012	2011

Net Asset Value at beginning of period	$27.06		$33.10	$34.76	$27.12	$24.78	$23.56
Income from Investment Operations:
Net investment income[1]	0.20		0.35	0.43	0.48	0.55	0.50
Net realized and unrealized gain (loss) on investments	1.37		(1.18)	3.97	7.67	2.37	1.24

Total from investment operations	1.57		(0.83)	4.40	8.15	2.92	1.74
Less Distributions From:
Net investment income	(0.01)		(0.40)	(0.51)	(0.51)	(0.58)	(0.52)
Capital gains	(0.21)		(4.81)	(5.55)	–	–	–

Total distributions	(0.22)		(5.21)	(6.06)	(0.51)	(0.58)	(0.52)
Net increase (decrease) in net asset value	1.35		(6.04)	(1.66)	7.64	2.34	1.22
Net Asset Value at end of period	$28.41		$27.06	$33.10	$34.76	$27.12	$24.78
Total Return (%)[2]	5.79	[3]	(2.68)	12.41	30.07	11.82	7.38
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$355,163		$365,385	$491,416	$576,731	$494,587	$485,978
Ratios of expenses to average net assets (%)	0.62	[4]	0.62	0.61	0.61	0.61	0.62
Ratio of net investment income to average net assets (%)	1.51	[4]	1.09	1.18	1.53	2.05	2.03
Portfolio turnover (%)[5]	41	[3]	90	82	32	27	29

	(unaudited)		Year Ended December 31,

CLASS II	Six-Months Ended 6/30/16		2015	2014	2013	2012	2011

Income from Investment Operations:
Net investment income[1]	0.16		0.27	0.34	0.40	0.48	0.43
Net realized and unrealized gain (loss) on investments	1.36		(1.17)	3.94	7.64	2.37	1.25

Total from investment operations	1.52		(0.90)	4.28	8.04	2.85	1.68
Less Distributions From:
Net investment income	–		(0.35)	(0.44)	(0.45)	(0.53)	(0.49)
Capital gains	(0.21)		(4.81)	(5.55)	–	–	–

Total distributions	(0.21)		(5.16)	(5.99)	(0.45)	(0.53)	(0.49)
Net increase (decrease) in net asset value	1.31		(6.06)	(1.71)	7.59	2.32	1.19
Net Asset Value at end of period	$28.18		$26.87	$32.93	$34.64	$27.05	$24.73
Total Return (%)[2]	5.66	[3]	(2.92)	12.13	29.74	11.55	7.11
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$4,779		$5,509	$6,700	$6,875	$5,882	$5,697
Ratios of expenses to average net assets (%)	0.87	[4]	0.87	0.86	0.86	0.86	0.87
Ratio of net investment income to average net assets (%)	1.23	[4]	0.84	0.93	1.28	1.80	1.78
Portfolio turnover (%)[5]	41	[3]	90	82	32	27	29

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

42

Ultra Series Fund | June 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP GROWTH FUND

	(unaudited)		Year Ended December 31,

CLASS I	Six-Months Ended 6/30/16		2015	2014	2013	2012	2011

Net Asset Value at beginning of period	$25.12		$27.27	$28.76	$24.09	$21.84	$22.16
Income from Investment Operations:
Net investment income[1]	0.10		0.28	0.19	0.17	0.18	0.05
Net realized and unrealized gain (loss) on investments	0.10		0.64	3.32	7.17	2.26	(0.31)

Total from investment operations	0.20		0.92	3.51	7.34	2.44	(0.26)
Less Distributions From:
Net investment income	(0.01)		(0.32)	(0.20)	(0.18)	(0.19)	(0.06)
Capital gains	(0.40)		(2.75)	(4.80)	(2.49)	–	–

Total distributions	(0.41)		(3.07)	(5.00)	(2.67)	(0.19)	(0.06)
Net increase (decrease) in net asset value	(0.21)		(2.15)	(1.49)	4.67	2.25	(0.32)
Net Asset Value at end of period	$24.91		$25.12	$27.27	$28.76	$24.09	$21.84
Total Return (%)[2]	0.81	[3]	3.26	12.13	30.51	11.20	(1.19)
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$236,187		$251,524	$305,800	$359,959	$318,024	$331,032
Ratios of expenses to average net assets (%)	0.82	[4]	0.82	0.81	0.81	0.82	0.82
Ratio of net investment income to average net assets (%)	0.85	[4]	1.02	0.63	0.62	0.76	0.24
Portfolio turnover (%)[7]	8	[3]	19	33	50	64	85

	(unaudited)		Year Ended December 31,

CLASS II	Six-Months Ended 6/30/16		2015	2014	2013	2012	2011

Income from Investment Operations:
Net investment income[1]	0.07		0.21	0.11	0.10	0.12	(0.00)[5]
Net realized and unrealized gain (loss) on investments	0.10		0.63	3.32	7.13	2.26	(0.32)

Total from investment operations	0.17		0.84	3.43	7.23	2.38	(0.32)
Less Distributions From:
Net investment income	–		(0.27)	(0.16)	(0.13)	(0.16)	(0.02)
Capital gains	(0.40)		(2.75)	(4.80)	(2.49)	–	–

Total distributions	(0.40)		(3.02)	(4.96)	(2.62)	(0.16)	(0.02)
Net increase (decrease) in net asset value	(0.23)		(2.18)	(1.53)	4.61	2.22	(0.34)
Net Asset Value at end of period	$24.69		$24.92	$27.10	$28.63	$24.02	$21.80
Total Return (%)[2]	0.68	[3]	3.00	11.85	30.18	10.93	(1.43)
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$25,349		$27,749	$32,168	$33,983	$29,101	$27,589
Ratios of expenses to average net assets (%)	1.07	[4]	1.07	1.06	1.06	1.07	1.07
Ratio of net investment income to average net assets (%)	0.60	[4]	0.77	0.38	0.37	0.51	0.00 [6]
Portfolio turnover (%)[7]	8	[3]	19	33	50	64	85
[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Not annualized.
[4]	Annualized.
[5]	Amount represents less than $0.005 per share.
[6]	Amount represents less than 0.01%.
[7]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

43

Ultra Series Fund | June 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP FUND

	(unaudited)		Year Ended December 31,

CLASS I	Six-Months Ended 6/30/16		2015	2014	2013	2012	2011

Net Asset Value at beginning of period	$17.65		$19.30	$21.76	$17.09	$14.75	$14.14
Income from Investment Operations:
Net investment income (loss)[1]	0.01		(0.05)	0.02	0.00 [5]	0.05	0.02
Net realized and unrealized gain on investments	0.88		0.27	2.13	5.00	2.34	0.62

Total from investment operations	0.89		0.22	2.15	5.00	2.39	0.64
Less Distributions From:
Net investment income	–		(0.01)	(0.01)	(0.00)[5]	(0.05)	(0.03)
Capital gains	(0.41)		(1.86)	(4.60)	(0.33)	–	–

Total distributions	(0.41)		(1.87)	(4.61)	(0.33)	(0.05)	(0.03)
Net increase (decrease) in net asset value	0.48		(1.65)	(2.46)	4.67	2.34	0.61
Net Asset Value at end of period	$18.13		$17.65	$19.30	$21.76	$17.09	$14.75
Total Return (%)[2]	5.03	[3]	1.04	9.82	29.28	16.24	4.47
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$205,785		$220,979	$286,704	$381,703	$356,534	$351,833
Ratios of expenses to average net assets (%)	0.92	[4]	0.92	0.91	0.91	0.91	0.91
Ratio of net investment income to average net assets (%)	0.12	[4]	(0.24)	0.10	(0.01)	0.30	0.16
Portfolio turnover (%)[6]	9	[3]	28	35	28	25	52

	(unaudited)		Year Ended December 31,

CLASS II	Six-Months Ended 6/30/16		2015	2014	2013	2012	2011

Income from Investment Operations:
Net investment income (loss)[1]	(0.01)		(0.09)	(0.03)	(0.05)	0.01	(0.01)
Net realized and unrealized gain on investments	0.87		0.26	2.11	4.98	2.35	0.60

Total from investment operations	0.86		0.17	2.08	4.93	2.36	0.59
Less Distributions From:
Net investment income	–		–	–	–	(0.03)	–
Capital gains	(0.41)		(1.86)	(4.60)	(0.33)	–	–

Total distributions	(0.41)		(1.86)	(4.60)	(0.33)	(0.03)	–
Net increase (decrease) in net asset value	0.45		(1.69)	(2.52)	4.60	2.33	0.59
Net Asset Value at end of period	$17.89		$17.44	$19.13	$21.65	$17.05	$14.72
Total Return (%)[2]	4.90	[3]	0.79	9.55	28.95	15.95	4.22
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$11,795		$12,710	$15,067	$15,762	$13,927	$13,270
Ratios of expenses to average net assets (%)	1.17	[4]	1.17	1.17	1.16	1.16	1.17
Ratio of net investment income to average net assets (%)	(0.13)[4]		(0.49)	(0.15)	(0.26)	0.05	(0.07)
Portfolio turnover (%)[6]	9	[3]	28	35	28	25	52

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Not annualized.
[4]	Annualized.
[5]	Amounts represent less than $0.005 per share.
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

44

Ultra Series Fund | June 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

INTERNATIONAL STOCK FUND

	(unaudited)	Year Ended December 31,

CLASS I	Six-Months Ended 6/30/16	2015	2014	2013	2012	2011

Net Asset Value at beginning of period	$10.16	$10.77	$12.99	$10.78	$9.03	$9.99
Income from Investment Operations:
Net investment income[1]	0.14	0.19	0.27	0.16	0.17	0.19
Net realized and unrealized gain (loss) on investments	(0.55)	(0.56)	(1.10)	2.07	1.75	(0.96)

Total from investment operations	(0.41)	(0.37)	(0.83)	2.23	1.92	(0.77)
Less Distributions From:
Net investment income	–	(0.22)	(0.47)	(0.02)	(0.17)	(0.19)
Capital gains	–	(0.02)	(0.92)	–	–	–

Total distributions	–	(0.24)	(1.39)	(0.02)	(0.17)	(0.19)
Net increase (decrease) in net asset value	(0.41)	(0.61)	(2.22)	2.21	1.75	(0.96)
Net Asset Value at end of period	$9.75	$10.16	$10.77	$12.99	$10.78	$9.03
Total Return (%)[2]	(4.03)[3]	(3.45)	(6.76)	20.76	21.31	(7.70)
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$28,152	$32,560	$38,826	$75,808	$76,919	$72,756
Ratios of expenses to average net assets (%)	1.17 [4]	1.17	1.17	1.21	1.21	1.22
Ratio of net investment income to average net assets (%)	2.94 [4]	1.70	2.09	1.37	1.74	1.90
Portfolio turnover (%)[6]	6 [3]	23	103	39	42	38

	(unaudited)	Year Ended December 31,

CLASS II	Six-Months Ended 6/30/16	2015	2014	2013	2012	2011

Income from Investment Operations:
Net investment income[1]	0.13	0.16	0.22	0.13	0.14	0.16
Net realized and unrealized gain (loss) on investments	(0.55)	(0.55)	(1.08)	2.07	1.76	(0.96)

Total from investment operations	(0.42)	(0.39)	(0.86)	2.20	1.90	(0.80)
Less Distributions From:
Net investment income	–	(0.19)	(0.44)	(0.00)[5]	(0.16)	(0.17)
Capital gains	–	(0.02)	(0.92)	–	–	–

Total distributions	–	(0.21)	(1.36)	(0.00)	(0.16)	(0.17)
Net increase (decrease) in net asset value	(0.42)	(0.60)	(2.22)	2.20	1.74	(0.97)
Net Asset Value at end of period	$9.72	$10.14	$10.74	$12.96	$10.76	$9.02
Total Return (%)[2]	(4.15)[3]	(3.69)	(6.99)	20.45	21.01	(7.91)
Ratios/Supplemental Data:
Net Assets at end of period (in 000s)	$13,407	$14,641	$16,174	$19,134	$18,263	$15,407
Ratios of expenses to average net assets (%)	1.42 [4]	1.42	1.42	1.46	1.46	1.47
Ratio of net investment income to average net assets (%)	2.71 [4]	1.43	1.72	1.10	1.45	1.58
Portfolio turnover (%)[6]	6 [3]	23	103	39	42	38

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Not annualized.
[4]	Annualized.
[5]	Amount represents less than $0.005 per share.
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

45

Ultra Series Fund | June 30, 2016

Notes to Financial Statements (unaudited)

1. ORGANIZATION

The Ultra Series Fund (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, open-end management investment company. The Trust is a series trust with, at the end of the period covered by this report, 14 investment portfolios (individually, a “Fund,” and collectively, the “Funds”), each with different investment objectives and policies. The Funds reported within this book at the end of the period were the Core Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund and International Stock Fund (collectively, the “Core Funds”), and the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (collectively, the “Target Allocation Funds”). The Money Market Fund and Small Cap Fund liquidated as of February 12, 2016.

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. All Funds offer Class I and II shares. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fee, if any, and its proportional share of Fund level expenses, and has exclusive voting rights on matters pertaining to Rule 12b-1 under the 1940 Act as it relates to that class and other class specific matters. Shares are offered to separate accounts (the “Accounts”) of CMFG Life Insurance Company and to qualified pension and retirement plans of CMFG Life Insurance Company or its affiliates (“CUNA Mutual Group”). The Trust may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Trust does not offer shares directly to the general public.

The Trust has entered into a Management Agreement with Madison Asset Management, LLC (the “Investment Adviser” or “Madison”). The Investment Adviser, in turn, has entered into a subadvisory agreement with a subadviser (“Subadviser”) for the management of the investments of the International Stock Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies that apply the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: The Ultra Series Fund (the “Trust” and each series of the Trust referred to individually as the “Fund,” and collectively, the “Funds”) values securities and other investments as follows: Equity securities, including American Depositary Receipts (“ADRs”),Global Depositary Receipts (“GDRs”) and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ’’) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price (“NOCP”)) .. If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities purchased (other than short-term obligations) with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

46

Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2016

Municipal debt securities are traded via a network among dealers and brokers that connect buyers and sellers. Liquidity in the tax-exempt market is influenced by economic conditions, issuer financial strength, bond structure, trade size, supply and demand, tax code and regulatory environment. There may be little trading in the secondary market for the particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange ((the “NYSE”) usually 4:00 p.m. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing each Fund’s total net assets by the number of shares of such Fund outstanding at the time of calculation. Because the assets of each Target Allocation Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each Fund is determined based on the NAVs of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less are valued on an amortized cost basis, which approximates market value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Pricing Committee (the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or NOCP. Because the Target Allocation Funds primarily invest in Underlying Funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these Funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require a Target Allocation Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

A Fund’s investments (or Underlying Fund) will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold.

47

Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2016

In addition to independent fair value decisions made by the Committee noted above, the Committee also engages an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust. Such adjustments to the valuation of foreign securities are applied automatically upon market close if the parameters established are exceeded. A foreign security is also automatically fair valued if the exchange it is traded on is on holiday.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with members of the Federal Reserve System and with “primary dealers” in U.S. Government securities.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience one of the following: delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible decreased levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights. As of June 30, 2016, none of the Funds held open repurchase agreements.

Foreign Currency Transactions: The Trust’s books and records are maintained in U.S. dollars. Foreign currency-denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the Funds at the spot rate at settlement.

Each Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Realized gains or losses associated with currency transactions are included in the Statements of Operations under the heading “Net realized gain (loss) on investments.” Only the International Stock Fund had net realized gains from foreign currency transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each Fund may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds

48

Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2016

agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Contracts are traded over-the-counter directly with a counterparty. Realized and unrealized gains and losses are included in the Statements of Operations. As of June 30, 2016, none of the Funds had open forward foreign currency exchange contracts.

If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the Fund will be required to place cash or other liquid assets in a segregated account with the Fund’s custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Illiquid Securities: Each Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase. An illiquid security is generally defined as any investment that may be difficult to sell within seven days for the price at which the Fund values it. At June 30, 2016, investments in securities of the Core Bond, High Income and Diversified Income Funds include issues that are illiquid. As of that date, the aggregate values of illiquid securities held by the Core Bond, High Income and Diversified Income Funds were $1,291,231, $378,000 and $2,007,864 respectively, which represent 0.6%, 1.3% and 0.7% of net assets, respectively. Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above. Information concerning the illiquid securities held at June 30, 2016, which includes cost and acquisition date, is as follows:

Security	Acquisition Date	Acquisition Cost

Core Bond Fund
Indianapolis Power & Light Co.	10/2/06	$994,589

		$994,589
High Income Fund
First Quality Finance Co Inc	8/7/14	$381,815

		$381,815
Diversified Income Fund
Indianapolis Power & Light Co.	10/2/06	$1,546,586

		$1,546,586

Delayed Delivery Securities: Each Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of June 30, 2016, none of the Funds had entered into such transactions.

49

Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2016

Indemnifications: Under the Funds’ organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain a variety of representations and provide general indemnifications. The Funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Funds. However, based on experience, management expects the risk of loss to be remote.

Fair Value Measurements: Each Fund has adopted Financial Accounting Standards Board (the “FASB”) guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the period ended June 30, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of June 30, 2016, none of the Funds held securities deemed as a Level 3, and there were no transfers between classification levels.

The following is a summary of the inputs used as of June 30, 2016, in valuing the Funds’ investments carried at fair value (please see the Portfolio of Investments for each Fund for a listing of all securities within each category):

50

Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2016

	Quoted Prices in	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Value at
Fund[1]	(Level 1)	(Level 2)	(Level 3)	6/30/16

Conservative Allocation	$160,845,105	$–	$–	$160,845,105
Moderate Allocation	272,256,294	–	–	272,256,294
Aggressive Allocation	91,333,386	–	–	91,333,386
Core Bond
Asset Backed Securities	–	4,446,441	–	4,446,441
Collateralized Mortgage Obligations	–	3,859,791	–	3,859,791
Commercial Mortgage-Backed Securities	–	4,785,810	–	4,785,810
Corporate Notes and Bonds	–	62,513,695	–	62,513,695
Long Term Municipal Bonds	–	15,739,692	–	15,739,692
Mortgage Backed Securities	–	54,904,219	–	54,904,219
U.S. Government and Agency Obligations	–	51,645,950	–	51,645,950
Short-Term Investments	7,797,927	–	–	7,797,927

	7,797,927	197,895,598	–	205,693,525
High Income
Corporate Notes and Bonds	–	25,399,131	–	25,399,131
Short-Term Investments	2,321,523	–	–	2,321,523

	2,321,523	25,399,131	–	27,720,654
Diversified Income
Common Stocks	162,734,950	–	–	162,734,950
Asset Backed Securities	–	3,542,276		3,542,276
Collateralized Mortgage Obligations	–	3,174,791	–	3,174,791
Commercial Mortgage-Backed Securities	–	2,261,358	–	2,261,358
Corporate Notes and Bonds	–	46,726,967	–	46,726,967
Long Term Municipal Bonds	–	11,530,332	–	11,530,332
Mortgage Backed Securities	–	31,464,667	–	31,464,667
U.S. Government and Agency Obligations	–	30,721,749	–	30,721,749
Short-Term Investments	8,540,459	–	–	8,540,459

	171,275,409	129,422,140	–	300,697,549
Large Cap Value
Common Stocks	345,624,223	–	–	345,624,223
Short-Term Investments	15,485,267	–	–	15,485,267

	361,109,490	–	–	361,109,490
Large Cap Growth
Common Stocks	255,205,509	–	–	255,205,509
Short-Term Investments	6,380,939	–	–	6,380,939

	261,586,448	–	–	261,586,448
Mid Cap
Common Stocks	196,202,213	–	–	196,202,213
Short-Term Investments	15,644,251	–	–	15,644,251

	211,846,464	–	–	211,846,464

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Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2016

	Quoted Prices in	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Value at
Fund[1]	(Level 1)	(Level 2)	(Level 3)	6/30/16

International Stock
Common Stocks
Australia	$–	$726,316	$–	$726,316
Brazil	–	551,661	–	551,661
Cayman Islands	829,548	–	–	829,548
Denmark	–	1,647,835	–	1,647,835
France	–	5,835,748	–	5,835,748
Germany	–	1,267,346	–	1,267,346
Ireland	716,928	1,022,461	–	1,739,389
Israel	761,989	–	–	761,989
Japan	–	3,810,538		3,810,538
Netherlands	1,053,294	1,532,492	–	2,585,786
Singapore	–	713,641	–	713,641
South Korea	–	1,234,900	–	1,234,900
Sweden	–	867,024	–	867,024
Switzerland	1,085,033	5,117,824	–	6,202,857
United Kingdom	–	11,078,452	–	11,078,452
Short–Term Investments	1,450,652	–	–	1,450,652

	5,897,444	35,406,238	–	41,303,682

[1]See respective portfolio of investments for underlying holdings in each Fund. For additional information on the underlying funds held in the Conservative, Moderate and Aggressive Allocation Funds, including shareholder prospectuses and financial reports, please visit each underlying fund’s website or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

Derivatives. The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and hedging activities and enable investors to understand: a) how and why a Fund uses derivative investments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a Fund’s financial position, results of operations and cash flows.

The following table presents the effect of derivative instruments in the Core Bond Fund on the Statement of Operations for the period ended June 30, 2016:

	Derivatives not accounted for as
Fund	hedging Instruments	Realized Gain (Loss) on Derivatives:	Change in Unrealized Depreciation on Derivatives

Core Bond	Interest rate contracts, Futures	$358	($122)
	Equity contracts, Options purchased	(102,715)
	Equity contracts, Options written	63,372

Management has determined that there is no impact on the financial statements of the other Funds held in the Trust as they currently do not hold derivative financial instruments.

3. MANAGEMENT, DISTRIBUTION AGREEMENTS AND OTHER EXPENSES

Management Agreement: For services under the Management Agreement, the Investment Adviser is entitled to receive a management fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets of each Fund as follows as of June 30, 2016:

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Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2016

Fund	Management Fee	Fund	Management Fee
Conservative Allocation	0.30%	Diversified Income	0.70%
Moderate Allocation	0.30%	Large Cap Value	0.60%
Aggressive Allocation	0.30%	Large Cap Growth	0.80%
Core Bond	0.55%	Mid Cap	0.90%
High Income	0.75%	International Stock	1.15%

The Management Agreement requires the Investment Adviser to provide or arrange to provide overall management of the Funds, including but not limited to, investment advisory services, custody, transfer agency, dividend disbursing, legal, accounting and administrative services. Neither Management Agreement includes Trustee fees and expenses (including independent trustees’ counsel) or the fees paid to the Trust’s independent Registered Public Accountant.

The Investment Adviser is solely responsible for the payment of all fees to the Subadviser. The Subadviser is NorthRoad Capital Management LLC, an affiliate of Madison, for the International Stock Fund. Effective October 1, 2016, Lazard Asset Management LLC shall be the subadviser for the International Stock Fund. The Investment Adviser manages the Core Bond Fund, Diversified Income Fund, High Income Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Fund and the Target Allocation Funds.

The Investment Adviser may from time to time contractually or voluntarily agree to waive a portion of its fees or expenses related to the Funds. Effective July 1, 2014 the Investment Adviser contractually agreed to waive a portion (0.10%) of its management fee of the Target Allocation Funds until at least April 30, 2017. For the period ended June 30, 2016, the waivers were as follows:

Waived Fees or Expenses*

Fund	Class I	Class II	Total Waivers
Conservative Allocation	$62,286	$16,924	$79,210
Moderate Allocation	118,826	15,070	133,896
Aggressive Allocation	43,487	829	44,316

*The Investment Adviser does not have the right to recoup these waived fees.

Distribution Agreement: MFD Distributor, LLC (“MFD”) serves as distributor of the Funds. The Trust adopted a distribution and service plan with respect to the Trust’s Class II shares pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the Trust will pay a service fee with regard to Class II shares at an annual rate of 0.25% each Fund’s daily net assets.

MFD may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. MFD does not have the right to recoup these waived fees.

Other Expenses: Except as provided below, in addition to the management fee, the Trust is responsible for fees and expenses of the independent trustees and their independent counsel, brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, overdrafts, if any, expenses for independent audits, any potential taxes owed and extraordinary expenses as approved by a majority of independent trustees.

Certain officers and trustees of the Trust are also officers of the Investment Adviser. The Funds do not compensate their officers or affiliated trustees. The Nominating and Governance Committee of the Board may change trustee fees paid at any time.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

The Funds declare dividends from net investment income and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the respective Funds.

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Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2016

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains of the Funds may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income.

5. SECURITIES TRANSACTIONS

For the period ended June 30, 2016, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

	U.S. Government Securities		Other Investment Securities

Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$–	$–	$67,419,559	$72,429,207
Moderate Allocation	–	–	137,910,668	151,301,642
Aggressive Allocation	–	–	47,181,666	49,850,227
Core Bond	18,066,189	23,669,232	35,183,595	51,278,465
High Income	–	–	9,829,119	11,946,218
Diversified Income	30,121,647	44,486,807	26,229,335	37,341,178
Large Cap Value	–	–	137,436,002	151,451,285
Large Cap Growth	–	–	20,369,986	39,878,669
Mid Cap	–	–	19,279,041	48,682,954
International Stock	–	–	2,607,207	5,782,535

6. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Core Bond Fund may purchase and sell futures contracts and purchase and write options on futures contracts on a limited basis. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures or related options transactions on a limited basis only for bona fide hedging purposes or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission.

Futures Contracts. The Core Bond Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or other assets, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

During the period ended June 30, 2016, the Core Bond Fund’s average notional contract amount of outstanding futures contracts was $106,421.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Core Bond Fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures

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Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2016

position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

Transactions in written option contracts for Core Bond Fund during the period ended June 30, 2016, were as follows:

	Number of Contracts	Premiums Received

Options outstanding, beginning of period	–	$–
Options written during the period	185	102,383
Options closed during the period	(40)	(32,771)
Options exercised during the period	–	–
Options expired during the period	(145)	(69,612)

Options outstanding, end of period	–	$–

7. FOREIGN SECURITIES

Each Fund may invest in foreign securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Swedish Depositary Receipts (“SDRs”) and foreign money market securities. U.S. dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

Certain of the Funds have reclaimed receivable balances, in which the Funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the Funds and are reflected in Other Assets on the Statements of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectable.

8. SECURITIES LENDING

Each Fund, except the Target Allocation Funds, entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street”). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statements of Operations. The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering securities loaned or in gaining access to collateral.

The Funds did not engage in any securities lending activity during the period ended June 30, 2016.

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Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2016

9. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

The Funds have not recorded any liabilities for material unrecognized tax benefits as of June 30, 2016. It is each Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2012 through December 31, 2015.

For federal income tax purposes, the Funds listed below have capital loss carryforwards as of December 31, 2015, which are available to offset future capital gains, if any, realized through the fiscal year listed:

Fund	2016	2017	2018	No Expiration Date Short Term	No Expiration Date Long Term
Conservative Allocation	$–	$–	$–	$–	$–
Moderate Allocation	–	–	–	–	–
Aggressive Allocation	–	–	–	–	–
Core Bond	–	4,820,140	346,309	259,121	938,513
High Income	1,492,801	4,641,635	–	–	106,593
Diversified Income	–	–	–	–	–
Large Cap Value	–	–	–	–	–
Large Cap Growth	–	–	–	–	–
Mid Cap	–	–	–	–	–
International Stock	2,071,356	1,312,565	1,312,565	–	–

The capital loss carryover for the International Stock Fund is subject to certain limitations upon availability, to offset future gains, pursuant to Section 382 of the Internal Revenue Code.

At June 30, 2016, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each Fund were as follow:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$7,113,544	$1,123,813	$5,989,731
Moderate Allocation	16,924,353	1,130,676	15,793,677
Aggressive Allocation	6,715,521	487,660	6,227,861
Core Bond	12,694,491	371,620	12,322,871
High Income	448,822	680,836	(232,014)
Diversified Income	59,482,759	968,332	58,514,427
Large Cap Value	58,375,080	1,714,840	56,660,240
Large Cap Growth	82,737,500	3,046,992	79,690,508
Mid Cap	67,887,603	3,186,520	64,701,083
International Stock	2,186,372	9,337,128	(7,150,756)

The differences between the book unrealized amounts reflected in the Statement of Assets and Liabilities and tax unrealized amounts (shown above) are due to the tax deferral of losses on wash sales.

10. CONCENTRATION OF RISKS

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and volatility

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Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2016

resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The International Stock Fund may enter into these contracts primarily to protect the Fund from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The Funds may be subject to interest rate policy risk, which are the risks associated with the Federal Reserve System’s program to stabilize the economy (the “quantitative easing program”) in the wake of the financial crisis that began in 2007. As a result of the quantitative easing program, the United States is experiencing historically low interest rate levels. A low interest rate environment can pose risks to a fund because low yields on the fund’s portfolio holdings may have an adverse impact on the fund’s ability to provide a positive yield to its shareholders and pay expenses out of fund assets. However, continued economic recovery and the cessation of the quantitative easing program increase the risk that interest rates will rise in the near future and that the funds will face a heightened level of interest rate risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund’s investments and share price to decline. The Core Bond may invest in derivatives tied to fixed-income markets and may be more substantially exposed to these risks than a fund that does not invest in derivatives.

The Core Bond Fund may invest in futures contracts or options on futures contracts. Investing in futures contracts and options on futures entail certain other risks: such as unanticipated changes in interest rates, securities prices or currency exchange rates, and may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Perfect correlation between the Fund’s futures positions and portfolio positions may be difficult to achieve.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called “junk bonds”). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its net assets in high yield securities.

The Target Allocation Funds are fund of funds, meaning that each invests primarily in Underlying Funds, including ETFs. Thus, each Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Underlying Funds in which it invests; and the Underlying Fund’s performance, in turn, depends on the particular securities in which that Underlying Fund invests and the expenses of that Fund. Accordingly, the Allocation Funds are subject to the risks of the Underlying Funds in direct proportion to the allocation of their respective assets among the Underlying Funds.

The Funds are also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Funds, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The Funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Funds. The Funds do monitor this risk closely.

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Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2016

Additionally, the Target Allocation Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Underlying Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

In addition to the other risks described above in the prospectus, you should understand what we refer to as “unknown market risks.” While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Funds.

11. CAPITAL SHARES AND AFFILIATED OWNERSHIP

All capital shares outstanding at June 30, 2016, are owned by separate investment accounts and/or pension plans of CMFG Life Insurance Company.

The Target Allocation Funds invest in Underlying Funds, of which may be deemed to be under common control because of the same or affiliated investment adviser and membership in a common family of investment companies (the “Affiliated Underlying Funds”). Madison Funds’ historical financial information is available to you at no cost on the Securities and Exchange Commission’s website at www.sec.gov, by calling 1-800-877-6089 or by visiting the Madison Funds’ website at www.madisonfunds.com. A summary of the transactions with each Affiliated Underlying Fund during the period ended June 30, 2016 follows:

	Balance of			Balance of
	Shares			Shares
Fund/Underlying Fund	Held at 12/31/15	Gross Additions	Gross Sales	Held at 6/30/16	Value at 6/30/16	Realized Gain (Loss)	Distributions Received[1]
Conservative Allocation Fund
Madison Core Bond Fund Class Y	3,765,353	–	–	3,765,353	$38,594,867	$–	$461,350
Madison Corporate Bond Fund Class Y	1,017,856	–	–	1,017,856	11,939,448	–	165,070
Madison Dividend Income Fund Class Y	–	513,823	–	513,823	11,596,988	–	63,270
Madison High Quality Bond Fund Class Y	321,484	–	(180,109)	141,375	1,573,503	67,662	12,894
Madison Investors Fund Class Y	112,318	332,269	–	444,587	8,705,006	–	–
Madison Large Cap Growth Fund Class Y	525,747	23,225	(548,972)	–	–	(1,141,975)	95,027
Madison Large Cap Value Fund Class Y	907,044	21,505	(820,408)	108,141	1,655,636	2,759,992	–
Madison Mid Cap Fund Class Y	–	491,803	–	491,803	4,229,508	–	–
Madison NorthRoad International Fund Class Y	317,754	–	(21,598)	296,156	2,819,403	(77,754)	–

Totals					$81,114,359	$1,607,925	$797,611

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Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2016

	Balance of			Balance of
	Shares			Shares
	Held at	Gross	Gross	Held at	Value at	Realized	Distributions
Fund/Underlying Fund	12/31/15	Additions	Sales	6/30/16	6/30/16	Gain (Loss)	Received [1]
Moderate Allocation Fund
Madison Core Bond Fund Class Y	4,878,371	–	(50,150)	4,828,221	$49,489,265	$(21,489)	$593,581
Madison Corporate Bond Fund Class Y	481,207	–	–	481,207	5,644,557	–	78,040
Madison Dividend Income Fund Class Y	–	1,128,073	–	1,128,073	25,460,599	–	139,413
Madison Investors Fund Class Y	512,938	965,897	–	1,478,835	28,955,587	–	–
Madison Large Cap Growth Fund Class Y	1,824,802	16,955	(1,841,757)	–	–	692,631	296,375
Madison Large Cap Value Fund Class Y	2,475,069	–	(1,671,800)	803,269	12,298,048	3,833,119	–
Madison Mid Cap Fund Class Y	–	1,172,762	–	1,172,762	10,085,750	–	–
Madison NorthRoad International Fund Class Y	975,734	–	(54,348)	921,386	8,771,592	(153,909)	–

Totals					$140,705,398	$4,350,352	$1,107,409

Aggressive Allocation Fund
Madison Core Bond Fund Class Y	969,809	–	(88,732)	881,077	$9,031,039	$(15,132)	$114,557
Madison Dividend Income Fund Class Y	–	439,066	–	439,066	9,909,717	–	55,736
Madison Investors Fund Class Y	170,596	429,818	(27,639)	572,775	11,214,934	(80,917)	–
Madison Large Cap Growth Fund Class Y	733,302	7,545	(740,847)	–	–	(258,593)	131,885
Madison Large Cap Value Fund Class Y	949,383	36,075	(634,843)	350,615	5,367,921	1,325,330	–
Madison Mid Cap Fund Class Y	99,737	611,644	–	711,381	6,117,876	–	–
Madison NorthRoad International Fund Class Y	367,094	–	(27,174)	339,920	3,236,041	(47,858)	–

Totals					$44,877,528	$922,830	$302,178

[1] Distributions received include distributions from net investment income and from capital gains from the underlying funds.

12. SUBSEQUENT EVENTS

All Matters

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issue. No other events have taken place that meet the definition of subsequent event that require adjustment to, or disclosure in the financial statements.

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Ultra Series Fund | June 30, 2016

Other Information (unaudited)

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you pay no transaction costs, but do incur ongoing costs which include management fees; disinterested trustee fees and expenses; brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; costs of borrowing money; expenses for independent audits, taxes, and extraordinary expenses as approved by a majority of the disinterested trustees. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested for the six-month period ended June 30, 2016. Expenses paid during the period in the table below are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the Fund you own under the heading entitled “Actual” to estimate the expenses you paid on your account during this period.

		CLASS I			CLASS II

	Beginning	Ending	Annual	Expenses	Ending	Annual	Expenses
	Account	Account	Expense	Paid During	Account	Expense	Paid During
Fund	Value	Value	Ratio	Period	Value	Ratio	Period

Conservative Allocation*	$1,000	$1,047.00	0.22%	$1.12	$1,045.70	0.47%	$2.39
Moderate Allocation*	1,000	1,043.20	0.22%	1.12	1,041.90	0.47%	2.39
Aggressive Allocation*	1,000	1,038.40	0.22%	1.11	1,037.10	0.47%	2.38
Core Bond	1,000	1,049.30	0.57%	2.90	1,048.00	0.82%	4.18
High Income	1,000	1,062.90	0.77%	3.95	1,061.60	1.02%	5.23
Diversified Income	1,000	1,063.10	0.72%	3.69	1,061.80	0.97%	4.97
Large Cap Value	1,000	1,057.90	0.62%	3.17	1,056.60	0.87%	4.45
Large Cap Growth	1,000	1,008.10	0.82%	4.09	1,006.80	1.07%	5.34
Mid Cap	1,000	1,050.30	0.92%	4.69	1,049.00	1.17%	5.96
International Stock	1,000	959.70	1.17%	5.70	958.50	1.42%	6.91

* The annual expense ratio does not include the expenses of the underlying funds.

See accompanying Notes to Financial Statements.

60

Ultra Series Fund | Other Information (unaudited) - continued | June 30, 2016

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the Funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

		CLASS I			CLASS II

	Beginning	Ending	Annual	Expenses	Ending	Annual	Expenses
	Account	Account	Expense	Paid During	Account	Expense	Paid During
Fund	Value	Value	Ratio	Period	Value	Ratio	Period

Conservative Allocation*	$1,000	$1,023.77	0.22%	$1.11	$1,022.53	0.47%	$2.36
Moderate Allocation*	1,000	1,023.77	0.22%	1.11	1,022.53	0.47%	2.36
Aggressive Allocation*	1,000	1,023.77	0.22%	1.11	1,022.53	0.47%	2.36
Core Bond	1,000	1,022.03	0.57%	2.87	1,020.79	0.82%	4.12
High Income	1,000	1,021.03	0.77%	3.87	1,019.79	1.02%	5.12
Diversified Income	1,000	1,021.28	0.72%	3.62	1,020.04	0.97%	4.87
Large Cap Value	1,000	1,021.78	0.62%	3.12	1,020.54	0.87%	4.37
Large Cap Growth	1,000	1,020.79	0.82%	4.12	1,019.54	1.07%	5.37
Mid Cap	1,000	1,020.29	0.92%	4.62	1,019.05	1.17%	5.87
International Stock	1,000	1,019.05	1.17%	5.87	1,017.80	1.42%	7.12

*The annual expense ratio does not include the expenses of the underlying funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account fees, charges, or expenses imposed by the variable annuity or variable life insurance contracts, or retirement and pension plans that use the Funds. The information provided in the hypothetical example table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees, charges or expenses were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Form N-Q and other information about the Trust are available on the EDGAR database on the SEC’s Internet site at www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Trust to vote proxies related to portfolio securities is available to shareholders at no cost on the SEC’s website at www.sec.gov and is also located in the Funds’ Statement of Additional Information. The proxy voting records for the Trust for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC’s website at www.sec.gov.

61

Ultra Series Fund | Other Information (unaudited) - continued | June 30, 2016

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the Economic Overview and Market Outlook are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “will,” “expect,” “believe,” “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or after forward-looking statements as a result of new information, future events, or otherwise.

SEC File Number: 811-04815

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a123.htm - Generated by SEC Publisher for SEC Filing
Semi-Annual Report
June 30, 2016

Ultra Series Madison Target Retirement 2020 Fund

Ultra Series Madison Target Retirement 2030 Fund

Ultra Series Madison Target Retirement 2040 Fund

Ultra Series Madison Target Retirement 2050 Fund

Ultra Series Fund | June 30, 2016

Table of Contents

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. For more complete information about Ultra Series Fund, including charges and expenses, request a prospectus from your plan administrator or call CUNA Mutual Retirement Solutions at 1-800-999-8786. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company. For more current Ultra Series Fund performance information, please call 1-800-670-3600. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

1

Ultra Series Fund | June 30, 2016

Economic Overview and Market Outlook

After a rocky start to calendar year 2016, stocks quickly recouped lost ground and finished the six months ended June 30, 2016 with solid, if unspectacular, gains. The S&P 500 Index® returned 3.84% over the last six months. Mid cap stocks, as measured by the Russell Mid Cap Index®, returned 5.50%, and small caps advanced 2.22% based on the Russell 2000 Index®. Global equities, as measured by the MSCI EAFE Index, returned -4.42% as European economies continued to struggle with sub-par economic growth, a strong U.S. dollar, the need for stimulative monetary policies, and near the end of the quarter, an affirmative vote by the United Kingdom to leave the European Union. Bonds were the lead performer in U.S. capital markets, with the Barclays Aggregate Index returning 5.31% for the period, and the Barclays Intermediate Government/Credit Index returning 4.07%. Lower long-term interest rates allowed bonds to fare favorably as the U.S. Federal Reserve paused after its initial increase in the Federal Funds Rate pending further information on the health of the U.S. economy. A late quarter flight to quality after the “Brexit” vote left 10 year maturity U.S. Treasury yields within 10 basis points of the lows recorded during the financial crisis.

Growth in U.S. output continues to be sluggish, uneven and sub-par by historical standards, with first quarter 2016 real GDP growing 1.1% at an annualized rate. Inflation remains tame, helped overall by a significant pullback in energy prices during the period despite a recovery surge during the second quarter. Even without the volatile food and energy sectors included, inflation rates remain within a range that gives comfort, for now, to Fed policy makers. As a result, it seems unlikely that the Fed will raise rates in the near-term, preferring to continue its wait-and-see stance. One bright spot for the economy continues to be the labor market, with the unemployment rate continuing a gradual decline and labor costs beginning to show signs of advance. A higher rate of compensation growth would be a welcome development for U.S. workers, putting more discretionary income in their pockets and supporting a higher rate of consumption spending.

The wild card, as the year continues, will be developments on the political front, both globally and here at home in the U.S. Uncertainty surrounding the implications of the UK’s decision to withdraw from the EU continue to weigh on global markets, and political upheaval in the UK and tough rhetoric from Europe are contributing to heightened daily price volatility. As we head in earnest into election season here in the U.S., it’s difficult to predict how political projections will affect the markets. Fortunately, the direct impact on the types of companies in which we invest should be minor, as they continue to produce solid results in a slowly expanding domestic economy. We will be carefully monitoring the political backdrop around the world as the summer progresses for signs of impact on the markets and the companies we hold.

Review of Period (unaudited)

MADISON TARGET RETIREMENT 2020 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2020 Fund invests primarily in shares of registered investment companies by exclusively investing in R6 shares of a Master Fund - the Madison Funds’ Madison Target Retirement 2020 Fund. The Master Fund invests according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2020. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE

The Ultra Series Madison Target Retirement 2020 Fund (Class I) returned 4.69% for the period, leading the S&P Target Date® To 2020 Index return of 3.83%. The Fund outperformed its peers as measured by the Morningstar Target Date 2016-2020 category, which advanced 2.92% for the period.

MADISON FUNDS: MADISON TARGET RETIREMENT 2020 FUND - MASTER FUND*
PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/16

Bond Funds	56.6%
Foreign Stock Funds Money Market Funds Stock Funds	9.1% 8.3% 29.8%
Other Net Assets Less Liabilities	(3.8)%

*See Note 1 for an explanation of the Fund Structure.

MADISON TARGET RETIREMENT 2030 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2030 Fund invests primarily in shares of registered investment companies by exclusively investing in R6 shares of a Master Fund - the Madison Funds’ Madison Target Retirement 2030 Fund. The Master Fund invests according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2030. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE

The Ultra Series Madison Target Retirement 2030 Fund (Class I) returned 4.07% for the period, compared to the S&P Target Date® To 2030 Index return of 3.67%. The Fund outperformed its peers as measured by the Morningstar Target Date 2026-2030 category, which advanced 2.17% for the period.

MADISON FUNDS: MADISON TARGET RETIREMENT 2030 FUND - MASTER FUND*
PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/16

Bond Funds	32.6%
Foreign Stock Funds Money Market Funds Stock Funds	14.5% 8.4% 48.3%
Other Net Assets Less Liabilities	(3.8)%

*See Note 1 for an explanation of the Fund Structure.

2

Ultra Series Fund | Review of Period (unaudited) - concluded | June 30, 2016

MADISON TARGET RETIREMENT 2040 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2040 Fund invests primarily in shares of registered investment companies by exclusively investing in R6 shares of a Master Fund - the Madison Funds’ Madison Target Retirement 2040 Fund. The Master Fund invests according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2040. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE

The Ultra Series Madison Target Retirement 2040 Fund (Class I) returned 3.86% for the period, compared to the S&P Target Date® To 2040 Index return of 3.48%. The Fund outperformed its peers as measured by the Morningstar Target Date 2036-2040 category, which advanced 1.74% for the period.

MADISON FUNDS: MADISON TARGET RETIREMENT 2040 FUND - MASTER FUND* PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/16

Bond Funds	22.7%
Foreign Stock Funds Money Market Funds Stock Funds	16.9% 7.7% 55.7%
Other Net Assets Less Liabilities	(3.0)%

*See Note 1 for an explanation of the Fund Structure.

MADISON TARGET RETIREMENT 2050 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2050 Fund invests primarily in shares of registered investment companies by exclusively investing in R6 shares of a Master Fund - the Madison Funds’ Madison Target Retirement 2050 Fund. The Master Fund invests according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2050. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE

The Ultra Series Madison Target Retirement 2050 Fund (Class I) returned 3.42% for the period, compared the S&P Target Date® To 2050 Index return of 3.27%. The Fund exceeded its peers as measured by the Morningstar Target Date 2046-2050 category, which advanced 1.55% for the period.

MADISON FUNDS: MADISON TARGET RETIREMENT 2050 FUND - MASTER FUND* PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/16

Bond Funds	12.8%
Foreign Stock Funds Money Market Funds Stock Funds	18.9% 4.9% 63.6%
Other Net Assets Less Liabilities	(0.2)%

*See Note 1 for an explanation of the Fund Structure.

3

Ultra Series Fund | June 30, 2016

BENCHMARK DESCRIPTIONS

The Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed-securities, asset-backed securities and corporate securities, with maturities greater than one year.

The Barclays U.S. Intermediate Government Credit Bond Index measures the performance of U.S. dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities with maturities between one and 10 years.

The MSCI EAFE (Europe, Australasia & Far East) Index (net) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The Russell 2000® Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000® Index.

The S&P Target Date® To Index Series

The S&P Target Date® “To” Index Series consists of multi-asset class indices, and corresponds to specific target retirement dates. The series reflects the consensus asset allocation and glide path of a subset of target date funds that generally pursue investment policies characterized by static total equity exposure after retirement and a relatively conservative total equity exposure near retirement. As the overall universe becomes more conservative with the approach of each target date year, so will the index. The asset allocation is based on market observations through an annual survey of “to” target date fund managers, and is categorized by S&P Dow Jones Indices.

•	The S&P Target Date® To 2020 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2020.
•	The S&P Target Date® To 2030 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2030.
•	The S&P Target Date® To 2040 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2040.
•	The S&P Target Date® To 2050 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2050.

© Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Past performance is no guarantee of future results.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

4

Ultra Series Fund | June 30, 2016

Madison Target Retirement 2020 Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 100.5%
Master Fund - 97.6%*
Madison Funds: Madison Target Retirement 2020 Fund Class R6 (A)	5,231,031	$51,577,962

Money Market Funds - 2.9% State Street Institutional U.S. Government
Money Market Fund, 0.25%, Premier Class	1,514,842	1,514,842

TOTAL INVESTMENTS - 100.5% (Cost $48,922,038**)		$53,092,804
NET OTHER ASSETS AND LIABILITIES - (0.5%)		(247,223)

TOTAL NET ASSETS - 100.0%		$52,845,581

*	See Appendix A for a complete listing of holdings of the Master Fund.
**	Aggregate cost for Federal tax purposes was $48,922,038.
(A)	Affiliated Company (see Note 8).

Madison Target Retirement 2030 Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 99.9%
Master Fund - 97.5%*
Madison Funds: Madison Target Retirement 2030 Fund Class R6 (A)	7,871,815	$75,963,013

Money Market Funds - 2.4% State Street Institutional U.S. Government
Money Market Fund, 0.25%, Premier Class	1,902,259	1,902,259

TOTAL INVESTMENTS - 99.9% (Cost $69,912,529**)		$77,865,272
NET OTHER ASSETS AND LIABILITIES - 0.1%		41,540

TOTAL NET ASSETS - 100.0%		$77,906,812

*	See Appendix A for a complete listing of holdings of the Master Fund.
**	Aggregate cost for Federal tax purposes was $69,912,529.
(A)	Affiliated Company (see Note 8).

Madison Target Retirement 2040 Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 99.9%
Master Fund - 96.6%*
Madison Funds: Madison Target Retirement 2040 Fund Class R6 (A)	5,353,445	$50,590,056

Money Market Funds - 3.3% State Street Institutional U.S. Government
Money Market Fund, 0.25%, Premier Class	1,722,317	1,722,317

TOTAL INVESTMENTS - 99.9% (Cost $46,546,317**)		$52,312,373
NET OTHER ASSETS AND LIABILITIES - 0.1%		63,821

TOTAL NET ASSETS - 100.0%		$52,376,194

*	See Appendix A for a complete listing of holdings of the Master Fund.
**	Aggregate cost for Federal tax purposes was $46,546,317.
(A)	Affiliated Company (see Note 8).

Madison Target Retirement 2050 Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 100.3%
Master Fund - 96.2%*
Madison Funds: Madison Target Retirement 2050 Fund Class R6 (A)	2,289,791	$22,050,692

Money Market Funds - 4.1% State Street Institutional U.S. Government
Money Market Fund, 0.25%, Premier Class	949,924	949,924

TOTAL INVESTMENTS - 100.3% (Cost $20,780,077**)		$23,000,616
NET OTHER ASSETS AND LIABILITIES - (0.3%)		(77,776)

TOTAL NET ASSETS - 100.0%		$22,922,840

*	See Appendix A for a complete listing of holdings of the Master Fund.
**	Aggregate cost for Federal tax purposes was $20,780,077.
(A)	Affiliated Company (see Note 8).

See accompanying Notes to Financial Statements.

5

Ultra Series Fund | June 30, 2016

Statements of Assets and Liabilities as of June 30, 2016 (unaudited)
	Madison	Madison	Madison	Madison
	Target	Target	Target	Target
	Retirement	Retirement	Retirement	Retirement
	2020 Fund	2030 Fund	2040 Fund	2050 Fund

Assets:
Investments in securities, at cost
Unaffiliated issuers	$1,514,842	$1,902,259	$1,722,317	$949,925
Master Fund[1]	47,407,196	68,010,270	44,824,000	19,830,152
Net unrealized appreciation
Master Fund[1]	4,170,766	7,952,743	5,766,056	2,220,539

Total investments, at value	53,092,804	77,865,272	52,312,373	23,000,616
Receivables:
Fund shares sold	13,276	103,472	97,446	19,835

Total assets	53,106,080	77,968,744	52,409,819	23,020,451

Liabilities:
Payables:
Fund shares redeemed	260,499	61,932	33,625	97,611

Total liabilities	260,499	61,932	33,625	97,611

Net assets applicable to outstanding capital stock	$52,845,581	$77,906,812	$52,376,194	$22,922,840

Net assets consist of:
Paid-in capital	49,043,951	70,502,959	47,048,902	20,803,559
Accumulated undistributed net investment income	670	1,151	855	861
Accumulated net realized loss on investments sold	(369,806)	(550,041)	(439,619)	(102,119)
Net unrealized appreciation of investments	4,170,766	7,952,743	5,766,056	2,220,539

Net Assets	$52,845,581	$77,906,812	$52,376,194	$22,922,840

Class I Shares:
Net Assets	$52,845,581	$77,906,812	$52,376,194	$22,922,840
Shares of beneficial interest outstanding	6,285,831	9,271,407	6,700,141	1,819,819
Net Asset Value and redemption price per share	$8.41	$8.40	$7.82	$12.60

1 See Note 8 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

6

Ultra Series Fund | June 30, 2016

Statements of Operations for the Six-Months Ended June 30, 2016 (unaudited)

	Madison	Madison	Madison	Madison
	Target	Target	Target	Target
	Retirement	Retirement	Retirement	Retirement
	2020 Fund	2030 Fund	2040 Fund	2050 Fund

Investment Income
Master Fund[1]	$670	$1,152	$855	$861

Total investment income	670	1,152	855	861

Expenses:[2]
Total expenses	–	–	–	–

Net Investment Income	670	1,152	855	861
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments
Master Fund[1]	45,537	2,497	(2,214)	–
Net change in unrealized appreciation on investments
Master Fund[1]	2,361,130	3,070,528	1,913,035	792,175

Net Realized and Unrealized Gain on Investments	2,406,667	3,073,025	1,910,821	792,175

Net Increase in Net Assets from Operations	$2,407,337	$3,074,177	$1,911,676	$793,036

1 See Note 8 for information on affiliated issuers.
2 See Note 3 for information on expenses.

See accompanying Notes to Financial Statements.

7

Ultra Series Fund | June 30, 2016

Statements of Changes in Net Assets

	Madison Target		Madison Target		Madison Target		Madison Target
	Retirement 2020 Fund		Retirement 2030 Fund		Retirement 2040 Fund		Retirement 2050 Fund

	(unaudited)		(unaudited)		(unaudited)		(unaudited)
	Six-Months		Six-Months		Six-Months		Six-Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	6/30/16	12/31/15	6/30/16	12/31/15	6/30/16	12/31/15	6/30/16	12/31/15

Net Assets at beginning of period	$52,858,479	$62,086,994	$74,258,209	$84,935,455	$49,576,290	$59,498,853	$21,173,170	$22,798,839

Increase in net assets from operations:
Net investment income	670	888,754	1,152	1,240,982	855	835,992	861	342,254
Net realized gain (loss)	45,537	2,551,186	2,497	3,567,547	(2,214)	3,420,071	–	735,016
Net change in unrealized appreciation (depreciation)	2,361,130	(3,559,651)	3,070,528	(5,368,467)	1,913,035)	(4,671,217)	792,175	(1,250,237)

Net increase (decrease) in net assets from operations	2,407,337	(119,711)	3,074,177	(559,938)	1,911,676)	(415,154)	793,036	(172,967)

Distributions to shareholders from:
Net investment income
Class I	(24,470)	(1,232,070)	(28,486)	(1,539,158)	(22,292)	(1,120,298)	(9,234)	(461,247)
Net realized gains
Class I	(46,400)	(2,535,543)	(76,805)	(3,763,105)	(56,977)	(3,435,249)	(12,450)	(623,257)

Total distributions	(70,870)	(3,767,613)	(105,291)	(5,302,263)	(79,269)	(4,555,547)	(21,684)	(1,084,504)

Capital Stock transactions:
Class I Shares
Shares sold	9,817,648	17,955,487	12,278,681	24,673,115	8,292,147	15,715,878	5,688,290	11,556,097
Issued to shareholders in reinvestment of distributions	70,870	3,767,612	105,291	5,302,263	79,269	4,555,546	21,684	1,084,504
Shares redeemed	(12,237,883)	(27,064,290)	(11,704,255)	(34,790,423)	(7,403,919)	(25,223,286)	(4,731,656)	(13,008,799)

Total increase (decrease) from capital stock transactions	(2,349,365)	(5,341,191)	679,717	(4,815,045)	967,497	(4,951,862)	978,318	(368,198)

Total increase (decrease) in net assets	(12,898)	(9,228,515)	3,648,603	(10,677,246)	2,799,904	(9,922,563)	1,749,670	(1,625,669)

Net Assets at end of period	$52,845,581	$52,858,479	$77,906,812	$74,258,209	$52,376,194	$49,576,290	$22,922,840	$21,173,170

Undistributed net investment income (loss) included in net assets	$670	$24,470	$1,151	$28,485	$855	$22,292	$861	$9,234
Capital Share transactions:
Class I Shares
Shares sold	1,205,935	2,057,092	1,515,770	2,781,632	1,097,205	1,862,045	469,265	880,973
Issued to shareholders in reinvestment of distributions	8,514	463,651	12,658	648,077	10,245	597,134	1,740	88,680
Shares redeemed	(1,502,816)	(3,103,891)	(1,444,241)	(3,929,355)	(986,594)	(2,987,668)	(388,504)	(990,668)

Net increase (decrease) from capital share transactions	(288,367)	(583,148)	84,187	(499,646)	120,856	(528,489)	82,501	(21,015)

See accompanying Notes to Financial Statements.

8

Ultra Series Fund | June 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2020 FUND
	(unaudited)		Year Ended December 31,

	Six-Months
CLASS I	Ended 6/30/16		2015	2014	2013	2012	2011

Net Asset Value at beginning of period	$8.04		$8.67	$8.76	$8.31	$7.82	$8.06
Income from Investment Operations:
Net investment income[1]	0.00	[2]	0.13	0.19	0.21	0.24	0.22
Net realized and unrealized gain (loss) on investments	0.38		(0.15)	0.42	0.70	0.53	(0.04)

Total from investment operations	0.38		(0.02)	0.61	0.91	0.77	0.18
Less Distributions From:
Net investment income	(0.00)[2]		(0.20)	(0.24)	(0.22)	(0.25)	(0.23)
Capital gains	(0.01)		(0.41)	(0.46)	(0.24)	(0.03)	(0.19)

Total distributions	(0.01)		(0.61)	(0.70)	(0.46)	(0.28)	(0.42)
Net increase (decrease) in net asset value	0.37		(0.63)	(0.09)	0.45	0.49	(0.24)
Net Asset Value at end of period	$8.41		$8.04	$8.67	$8.76	$8.31	$7.82
Total Return (%)[3]	4.69	[4]	(0.34)	7.11	10.94	9.98	2.11
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$52,846		$52,858	$62,087	$70,472	$56,607	$39,580
Ratios of expenses to average net assets:
Before reimbursement of expenses by adviser (%)	0.00	[5,9]	0.00 [7,9]	0.30	0.30	0.30	0.26
After reimbursement of expenses by adviser (%)	0.00	[5,9]	0.00 [7,9]	0.21 [7]	0.30	0.30	0.24 [8]
Ratio of net investment income to average net assets (%)	0.00	[5,9]	1.51	2.08	2.37	2.96	2.70
Portfolio turnover (%)[6]	0	[4]	7	142	167	90	114

MADISON TARGET RETIREMENT 2030 FUND
	(unaudited)		Year Ended December 31,

	Six-Months
CLASS I	Ended 6/30/16		2015	2014	2013	2012	2011

Net Asset Value at beginning of period	$8.08		$8.77	$8.92	$8.04	$7.49	$7.90
Income from Investment Operations:
Net investment income[1]	0.00	[2]	0.13	0.18	0.19	0.23	0.19
Net realized and unrealized gain (loss) on investments	0.33		(0.21)	0.54	1.13	0.60	(0.09)

Total from investment operations	0.33		(0.08)	0.72	1.32	0.83	0.10
Less Distributions From:
Net investment income	(0.00)[2]		(0.18)	(0.22)	(0.18)	(0.22)	(0.20)
Capital gains	(0.01)		(0.43)	(0.65)	(0.26)	(0.06)	(0.31)

Total distributions	(0.01)		(0.61)	(0.87)	(0.44)	(0.28)	(0.51)
Net increase (decrease) in net asset value	0.32		(0.69)	(0.15)	0.88	0.55	(0.41)
Net Asset Value at end of period	$8.40		$8.08	$8.77	$8.92	$8.04	$7.49
Total Return (%)[3]	4.07	[4]	(0.86)	8.06	16.56	11.05	1.16
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$77,907		$74,258	$84,935	$93,187	$68,009	$45,404
Ratios of expenses to average net assets:
Before reimbursement of expenses by adviser (%)	0.00	[5,9]	0.00 [7,9]	0.30	0.30	0.30	0.26
After reimbursement of expenses by adviser (%)	0.00	[5,9]	0.00 [7,9]	0.21 [7]	0.30	0.30	0.24 [8]
Ratio of net investment income to average net assets (%)	0.00	[5,9]	1.51	1.98	2.16	2.84	2.43
Portfolio turnover (%)[6]	0	[4]	7	103	136	86	108

[1]	Based on average shares outstanding during the year.
[2]	Amounts represent less than $0.005 per share.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[7]	See Note 3 for further discussion of fee waivers.
[8]	Amount includes fees waived by the adviser through a contractual management fee reduction from 0.40% to 0.20% effective October 1, 2009 to February 16, 2011. Effective February 17, 2011 to August 31, 2011, the fee was permanently reduced to 0.20%. Effective September 1, 2011, shareholders approved a new fee arrangement which included an advisory fee of 0.25% and services agreement fee of 0.05%.
[9]	Amount does not include income or expenses of the underlying Master Fund, nor the underlying expenses of the funds held by the Master Fund. See Note 1 for an explanation of the Fund organizational structure.

See accompanying Notes to Financial Statements.

9

Ultra Series Fund | June 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2040 FUND
	(unaudited)		Year Ended December 31,

	Six-Months
CLASS I	Ended 6/30/16		2015	2014	2013	2012	2011

Net Asset Value at beginning of period	$7.54		$8.37	$8.68	$7.61	$7.06	$7.60
Income from Investment Operations:
Net investment income[2]	0.00	[3]	0.13	0.17	0.17	0.20	0.16
Net realized and unrealized gain (loss) on investments	0.29		(0.20)	0.55	1.32	0.61	(0.12)

Total from investment operations	0.29		(0.07)	0.72	1.49	0.81	0.04
Less Distributions From:
Net investment income	(0.00)[3]		(0.19)	(0.22)	(0.16)	(0.19)	(0.17)
Capital gains	(0.01)		(0.57)	(0.81)	(0.26)	(0.07)	(0.41)

Total distributions	(0.01)		(0.76)	(1.03)	(0.42)	(0.26)	(0.58)
Net increase (decrease) in net asset value	0.28		(0.83)	(0.31)	1.07	0.55	(0.54)
Net Asset Value at end of period	$7.82		$7.54	$8.37	$8.68	$7.61	$7.06
Total Return (%)[4]	3.86	[5]	(1.01)	8.27	19.63	11.42	0.47
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$52,376		$49,576	$59,499	$68,917	$49,269	$35,182
Ratios of expenses to average net assets:
Before reimbursement of expenses by adviser (%)	0.00	[6,10]	0.00 [8,10]	0.30	0.30	0.30	0.26
After reimbursement of expenses by adviser (%)	0.00	[6,10]	0.00 [8,10]	0.21 [8]	0.30	0.30	0.24 [9]
Ratio of net investment income to average net assets (%)	0.00	[6,10]	1.52	1.95	2.01	2.65	2.11
Portfolio turnover (%)[7]	1	[5]	8	108	151	101	115

MADISON TARGET RETIREMENT 2050 FUND
	(unaudited)		Year Ended December 31				Inception

	Six Months						to
CLASS I	Ended 6/30/16		2015	2014	2013	2012	12/31/11[1]

Net Asset Value at beginning of period	$12.19		$12.97	$12.78	$10.69	$9.75	$10.00
Income from Investment Operations:
Net investment income[2]	0.00	[3]	0.21	0.27	0.24	0.30	0.26
Net realized and unrealized gain (loss) on investments	0.43		(0.33)	0.82	2.19	0.89	(0.36)

Total from investment operations	0.43		(0.12)	1.09	2.43	1.19	(0.10)
Less Distributions From:
Net investment income	(0.01)		(0.28)	(0.27)	(0.18)	(0.21)	(0.14)
Capital gains	(0.01)		(0.38)	(0.63)	(0.16)	(0.04)	–
Return of capital	–		–	–	–	–	(0.01)

Total distributions	(0.02)		(0.66)	(0.90)	(0.34)	(0.25)	(0.15)
Net increase (decrease) in net asset value	0.41		(0.78)	0.19	2.09	0.94	(0.25)
Net Asset Value at end of period	$12.60		$12.19	$12.97	$12.78	$10.69	$9.75
Total Return (%)[4]	3.42	[5]	(0.91)	8.51	22.78	12.12	(1.03)[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$22,923		$21,173	$22,799	$18,123	$7,160	$2,236
Ratios of expenses to average net assets:
Before reimbursement of expenses by adviser (%)	0.00	[6,10]	0.00 [8,10]	0.30	0.30	0.30	0.26 [6]
After reimbursement of expenses by adviser (%)	0.00	[6,10]	0.00 [8,10]	0.20 [8]	0.30	0.30	0.26 [6,9]
Ratio of net investment income to average net assets (%)	0.00	[6,10]	1.57	2.02	1.98	2.90	2.61 [6]
Portfolio turnover (%)[7]	0	[5]	13	133	215	86	75 [5]

[1]	Commenced investment operations on January 3, 2011.
[2]	Based on average shares outstanding during the year.
[3]	Amounts represent less than $0.005 per share.
[4]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[5]	Not annualized.
[6]	Annualized.
[7]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[8]	See Note 3 for further discussion of fee waivers.
[9]	Amount includes fees waived by the adviser through a contractual management fee reduction from 0.40% to 0.20% effective October 1, 2009 to February 16, 2011. Effective February 17, 2011 to August 31, 2011, the fee was permanently reduced to 0.20%. Effective September 1, 2011, shareholders approved a new fee arrangement which included an advisory fee of 0.25% and services agreement fee of 0.05%.
[10]	Amount does not include income or expenses of the underlying Master Fund, nor the underlying expenses of the funds held by the Master Fund. See Note 1 for an explanation of the Fund Organizational Structure.

See accompanying Notes to Financial Statements.

10

Ultra Series Fund | June 30, 2016

Notes to Financial Statements

1. ORGANIZATION

The Ultra Series Fund (the “Trust”), a Massachusetts business trust, is registered under the investment company Act of 1940 (the “1940 Act”), as amended, as a diversified, open-end management investment company. The Trust is a series trust with, at the end of the period covered by this report, 14 investment portfolios (individually, a “Fund,” and collectively, the “Funds”), each with different investment objectives and policies. The Funds currently reporting within this book at the end of the period were the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund, (collectively, the “Target Date Funds” or “Ultra Series Madison Target Retirement Funds” or “USF Target Date Funds”).

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. The Target Date Funds only offer a single class of shares, Class I shares. The shares represent an interest in the assets of the respective Fund and identical voting, dividend, liquidation and other rights, and its proportional share of Fund level expenses. Shares are offered to qualified pension and retirement plans of CMFG Life Insurance Company or its affiliates (“CUNA Mutual Group”). The Trust may, in the future, offer other share classes to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Trust does not offer shares directly to the general public.

The Trust has entered into a Management Agreement with Madison Asset Management, LLC (the “Investment Adviser” or “Madison”).

Each Target Date Fund, each a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a respective master fund (the “Master Fund”), each Master Fund a series of the Madison Funds. Madison Funds is an open-end diversified investment management company advised by the Investment Adviser. The financial statements of each of the respective Master Funds should be read in conjunction with the Ultra Series Madison Target Retirement Funds’ financial statements. The valuation policies of the Master Funds can be found within the above referenced financial statements. As of June 30, 2016, the Ultra Series Madison Target Retirement 2020 Fund owned approximately 91.84% of the respective Madison Funds Master Fund, the Ultra Series Madison Target Retirement 2030 Fund owned approximately 96.20% of the respective Madison Funds Master Fund, the Ultra Series Madison Target Retirement 2040 Fund owned approximately 98.76% of the respective Madison Funds Master Fund, and the Ultra Series Madison Target Retirement 2050 Fund owned approximately 98.39% of the respective Madison Funds Master Fund. See also Appendix A, page 13 for the Portfolio of Investments, and Appendix B, page 18 for the Statements of Assets and Liabilities for the respective Master Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies that apply the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Equity securities, including exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ’’) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price (“NOCP”). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price.

Investments in shares of open-end mutual funds are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange ((the “NYSE”), usually 4:00 p.m. Eastern Standard Time), on each day on which the NYSE is open for business. NAV per share is determined by dividing each Fund’s total net assets by the number of shares of such Fund outstanding at the time of calculation. Because the assets of each Target Date Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each Fund is determined based on the NAVs of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange traded options are valued at the mean of the best bid and ask prices across all option exchanges. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Pricing Committee (the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or NOCP. Because the Target Date Funds primarily invest in Underlying Funds, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these Funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require a Target Date Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

A Fund’s investments (or Underlying Fund) will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold.

In addition to independent fair value decisions made by the Committee noted above, the Committee also engages an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust. Such adjustments to the valuation of foreign securities are applied automatically upon market close if the parameters established are exceeded. A foreign security is also automatically fair valued if the exchange it is traded in is on holiday.

11

Ultra Series Fund | Notes to the Financial Statements – continued | June 30, 2016

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with members of the Federal Reserve System and with “primary dealers” in U.S. Government securities.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience one of the following: delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible decreased levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights. As of June 30, 2016, none of the Funds held open repurchase agreements.

Foreign Currency Transactions: The Trust’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the Funds at the spot rate at settlement.

Each Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Indemnifications: Under the Funds’ organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain a variety of representations and provide general indemnifications. The Funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Funds. However, based on experience, management expects the risk of loss to be remote.

Fair Value Measurements: Each Fund has adopted Financial Accounting Standards Board (the “FASB”) guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the period ended June 30, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of June 30, 2016, none of the Funds held securities deemed as a Level 3, and there were no transfers between classification levels.

The following is a summary of the inputs used as of June 30, 2016 in valuing the Funds’ investments carried at fair value (please see the Portfolio of Investments for each Fund for a listing of all securities within each category):

	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Value at
Fund	(Level 1)	(Level 2)	(Level 3)	6/30/16

Madison Target Retirement 2020[1]	$51,577,962	$–	$–	$51,577,962
State Street Institutional U.S. Government Money Market Fund	1,514,842	–	–	1,514,842

Ultra Series Madison Target Retirement 2020	$53,092,804	$–	$–	$53,092,804

12

Ultra Series Fund | Notes to the Financial Statements – continued | June 30, 2016

	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Value at
Fund	(Level 1)	(Level 2)	(Level 3)	6/30/16

Madison Target Retirement 2030[1]	$75,963,013	$–	$–	$75,963,013
State Street Institutional U.S. Government Money Market Fund	1,902,259	–	–	1,902,259

Ultra Series Madison Target Retirement 2030	$77,865,272	$–	$–	$77,865,272

Madison Target Retirement 2040[1]	$50,590,056	$–	$–	$50,590,056
State Street Institutional U.S. Government Money Market Fund	1,722,317	–	–	1,722,317

Ultra Series Madison Target Retirement 2040	$52,312,373	$–	$–	$52,312,373

Madison Target Retirement 2050[1]	$22,050,692	$–	$–	$22,050,692
State Street Institutional U.S. Government Money Market Fund	949,924	–	–	949,924

Ultra Series Madison Target Retirement 2050	$23,000,616	$–	$–	$23,000,616

1Please refer to Appendix A of this report (page 13) for a list of underlying holdings of the Master Fund held by each respective Ultra Series Target Date Fund.

3. MANAGEMENT AND SERVICES AGREEMENTS AND OTHER EXPENSES

Management and Services Agreement: Effective with the launch of the Madison Funds Madison Target Date Funds or Master Funds (see Note 1), the USF Target Date Funds invested substantially all of their assets in these Master Funds. In order to avoid charging duplicate fees, and as long as each USF Target Date Fund invests substantially all of its assets in the underlying corresponding Madison Target Date Fund, the USF Target Date Funds shall not pay any management or service fees to the Investment Adviser in recognition of the fees paid to the Adviser by the corresponding Madison Funds Madison Target Retirement Date Funds.

Other Expenses: The Trust is responsible for brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, overdrafts, any potential taxes owed and extraordinary expenses as approved by a majority of independent trustees.

Certain officers and trustees of the Trust are also officers of the Investment Adviser. The Funds do not compensate their officers or affiliated trustees. The Nominating and Governance Committee of the Board may change trustee fees paid at any time.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

The Funds declare dividends from net investment income and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the respective Funds.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains of the Funds may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income.

5. SECURITIES TRANSACTIONS

For the period ended June 30, 2016, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

Fund	Purchases	Sales
Ultra Series Madison Target Retirement 2020	$–	$2,300,221
Ultra Series Madison Target Retirement 2030	–	99,376
Ultra Series Madison Target Retirement 2040	550,000	251,107
Ultra Series Madison Target Retirement 2050	950,000	–

6. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

The Funds have not recorded any liabilities for material unrecognized tax benefits as of June 30, 2016. It is each Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2012 through December 31, 2015.

For the year ended December 31, 2015, there were no capital losses utilized for the Target Date Funds.

At June 30, 2016, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each Fund were as follows:

Fund	Appreciation	Depreciation	Net
Ultra Series Madison Target Retirement 2020	$4,170,765	$–	$4,170,766
Ultra Series Madison Target Retirement 2030	7,952,743	–	7,952,743
Ultra Series Madison Target Retirement 2040	5,766,056	–	5,766,056
Ultra Series Madison Target Retirement 2050	2,220,539	–	2,220,539

The differences between book unrealized amounts reflected in the Statement of Assets and Liabilities and tax unrealized amounts (shown above) are due to the tax deferral of losses on wash sales.

7. INVESTMENT RISKS

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The Target Date Funds are fund of funds, meaning that they invest primarily in the shares of the Master Funds, including exchange traded funds (“ETFs”). Thus, each Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Master Funds in which it invests; and the Master Fund’s performance, in turn, depends on the particular securities in which that Master Fund invests and the expenses of that Fund. Accordingly, these Funds are subject to the risks of the Master Funds in direct proportion to the allocation of their respective assets among the Master Funds.

13

Ultra Series Fund | Notes to the Financial Statements – concluded | June 30, 2016

Additionally, the Target Date Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Master Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

The Funds are also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These system, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Funds, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The Funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Funds. The Funds do monitor this risk closely.

In addition to the other risks described above in the prospectus, you should understand what we refer to as “unknown market risks.” While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Funds.

8. CAPITAL SHARES AND AFFILIATED OWNERSHIP

All capital shares outstanding at June 30, 2016 are owned by separate investment accounts and/or pension plans of CMFG Life Insurance Company. A summary of the transactions with each affiliated underlying fund as of June 30, 2016, follows:

	Balance of			Balance of
	Shares			Shares
	Held at	Gross	Gross	Held at	Value at	Realized	Distributions
Fund/Underlying Fund	12/31/15	Additions	Sales	6/30/16	6/30/16	Gain (Loss)	Received[1]

Ultra Series Madison Target Retirement 2020 Fund
Madison Funds: Madison Target Retirement 2020 Fund Class R6	5,469,874	–	(238,843)	5,231,031	$51,577,962	$45,537	$–

Totals					$51,577,962	$45,537	$–

Ultra Series Madison Target Retirement 2030 Fund
Madison Funds: Madison Target Retirement 2030 Fund Class R6	7,882,221	–	(10,406)	7,871,815	$75,963,013	$2,497	$–

Totals					$75,963,013	$2,497	$–

Ultra Series Madison Target Retirement 2040 Fund
Madison Funds: Madison Target Retirement 2040 Fund Class R6	5,322,370	58,760	(27,685)	5,353,445	$50,590,056	$(2,214)	$–

Totals					$50,590,056	$(2,214)	$–

Ultra Series Madison Target Retirement 2050 Fund
Madison Funds: Madison Target Retirement 2050 Fund Class R6	2,188,418	101,373	–	2,289,791	$22,050,692	$–	$–

Totals					$22,050,692	$–	$–

[1]Distributions received include distributions from net investment income and from capital gains from the Underlying Funds.

9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issue. On May 6, 2016, the Board of Trustees of Madison Funds, a separate trust, approved an Agreement and Plan of Reorganization pursuant to which the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund and Madison Target Retirement 2050 Fund (collectively, the “Master Funds,” see Note 1 for fund structure), are proposed to be reorganized into the Goldman Sachs Target Date 2020 Portfolio, the Goldman Sachs Target Date 2030 Portfolio, the Goldman Sachs Target Date 2040 Portfolio and the Goldman Sachs Target Date 2050 Portfolio, respectively, each a newly formed “shell” series of the Goldman Sachs Trust II. If the reorganizations are approved as proposed, the USF Target Date Funds will become shareholders of the corresponding GS Target Date Portfolio. The reorganizations are subject to the approval of the shareholders of each Madison Target Retirement Fund, the USF Target Date Funds, and satisfaction of certain other conditions. A special joint meeting of both groups of shareholders is scheduled to be held on or about August 17, 2016 to consider the approval of the plan.

The GS Target Date Portfolios’ principal investment objectives and strategies will be substantially similar to those of the corresponding Madison Target Retirement Fund. Goldman Sachs Asset Management, L.P. will serve as the investment adviser of the GS Target Date Portfolios, and Madison Asset Management, LLC, the Madison Target Retirement Funds’ current adviser, will serve as the subadviser of the GS Target Date Portfolios. The Madison Target Retirement Funds’ current portfolio managers are expected to manage the GS Target Date Portfolios.

Other than the event noted above, no other events have taken place that meet the definition of subsequent event that require adjustment to, or disclosure in the financial statements.

14

Ultra Series Fund  |  June 30, 2016

Other Information (unaudited)

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you pay no transaction costs, but may indirectly (see Note 3) incur ongoing costs which include management fees; disinterested trustee fees; brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; costs of borrowing money; expenses for independent audits, taxes, and extraordinary expenses as approved by a majority of the disinterested trustees. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested for the six-month period ended June 30, 2016. Expenses paid during the period in the table below are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the Fund you own under the heading entitled “Actual” to estimate the expenses you paid on your account during this period.

	CLASS I
	Beginning	Ending	Annual	Expenses Paid
Fund	Account Value	Account Value	Expense Ratio[1]	During Period[1]
Ultra Series Target Retirement 2020 Fund	$1,000	$1,014.70	0.31%	$1.55
Ultra Series Target Retirement 2030 Fund	1,000	1,007.90	0.31%	1.55
Ultra Series Target Retirement 2040 Fund	1,000	1,005.10	0.31%	1.55
Ultra Series Target Retirement 2050 Fund	1,000	1,002.90	0.31%	1.54

[1]Amounts include expenses of the underlying Master Fund, and the underlying expense of the funds held by the Master Fund. See Note 1 for an explanation of the Fund organizational structure, Note 3 for a description of the expense structure, and the current prospectus for more complete information regarding the charges and expenses of the Target Date Funds.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the Funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS I
	Beginning	Ending	Annual	Expenses Paid
Fund	Account Value	Account Value	Expense Ratio[1]	During Period[1]
Ultra Series Target Retirement 2020 Fund	$1,000	$1,023.32	0.31%	$1.56
Ultra Series Target Retirement 2030 Fund	1,000	1,023.32	0.31%	1.56
Ultra Series Target Retirement 2040 Fund	1,000	1,023.32	0.31%	1.56
Ultra Series Target Retirement 2050 Fund	1,000	1,023.32	0.31%	1.56

[1]Amounts include expenses of the underlying Master Fund, and the underlying expense of the funds held by the Master Fund. See Note 1 for an explanation of the Fund organizational structure, Note 3 for a description of the expense structure, and the current prospectus for more complete information regarding the charges and expenses of the Target Date Funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any separate account fees, charges, or expenses imposed by the group variable annuity contracts, or retirement and pension plans that use the Funds. The information provided in the hypothetical example table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees, charges or expenses were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Form N-Q and other information about the Trust are available on the EDGAR database on the SEC’s Internet site at www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Trust to vote proxies related to portfolio securities is available to shareholders at no cost on the SEC’s website at www.sec.gov and is also located in the Funds’ Statement of Additional Information. The proxy voting records for the Trust for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the Management’s Economic Overview and Market Outlook are based on current management expectations and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “will,” “expect,” “believe,” “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

15

Ultra Series Fund | Other Information - continued | June 30, 2016

APPENDIX A: MADISON FUNDS: MADISON TARGET DATE FUNDS PORTFOLIOS OF INVESTMENTS - Master Funds (unaudited) - June 30, 2016

Madison Funds: Madison Target Retirement 2020 Fund Portfolio of Investments1

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 103.8%

Bond Funds - 56.6%
iShares 0-5 Year High Yield Corporate Bond ETF	24,204	$1,121,613
iShares 20+ Year Treasury Bond ETF	29,962	4,161,722
iShares 3-7 Year Treasury Bond ETF	109,518	13,947,117
iShares 7-10 Year Treasury Bond ETF	4,935	557,507
iShares TIPS Bond Fund ETF	66,967	7,813,040
PowerShares Senior Loan Portfolio	146,328	3,361,154
Vanguard Intermediate-Term Corporate Bond ETF	9,385	839,113

		31,801,266
Foreign Stock Funds - 9.1%
iShares Edge MSCI Minimum Volatility EAFE ETF	33,945	2,253,609
iShares MSCI Canada ETF	11,456	280,787
iShares MSCI United Kingdom ETF	18,571	285,436
Vanguard FTSE All-World ex-U.S. ETF	19,783	847,702
WisdomTree Europe Hedged Equity Fund	16,933	855,624
WisdomTree Japan Hedged Equity Fund	14,375	557,462

		5,080,620
Money Market Funds - 8.3%
State Street Institutional U.S. Government Money Market Fund, 0.25%, Premier Class	4,668,106	4,668,106

Stock Funds - 29.8%
Energy Select Sector SPDR Fund	8,204	559,841
Guggenheim S&P 500 Equal Weight ETF	3,533	283,877
Industrial Select Sector SPDR Fund	5,086	284,613
iShares Core S&P 500 ETF	21,756	4,583,989
iShares Core S&P Mid-Cap ETF	9,548	1,426,376
PowerShares Buyback Achievers Portfolio ETF	25,198	1,138,950
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	19,363	290,639
Schwab U.S. Dividend Equity ETF	20,573	852,545
SPDR S&P 500 ETF Trust	15,989	3,350,176
SPDR S&P Homebuilders ETF	8,445	283,245
SPDR S&P Regional Banking ETF	14,937	572,834
VanEck Vectors Agribusiness ETF	11,740	563,637
VanEck Vectors Gold Miners ETF	40,551	1,123,263
Vanguard Health Care ETF	2,162	282,119
Vanguard Information Technology ETF	10,559	1,130,763

		16,726,867

TOTAL INVESTMENTS - 103.8% (Cost $54,264,962**)		58,276,859
NET OTHER ASSETS AND LIABILITIES - (3.8%)		(2,116,763)

TOTAL NET ASSETS - 100.0%		$56,160,096

1	Calculated on a cash basis.
**	Aggregate cost for Federal tax purposes was $54,264,962.
ETF	Exchange Traded Fund.

Madison Funds: Madison Target Retirement 2030 Fund Portfolio of Investments1

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 103.8%

Bond Funds - 32.6%
iShares 20+ Year Treasury Bond ETF	39,154	$5,438,491
iShares 3-7 Year Treasury Bond ETF	61,337	7,811,267
iShares 7-10 Year Treasury Bond ETF	6,909	780,510
iShares TIPS Bond Fund ETF	66,975	7,813,973
PowerShares Senior Loan Portfolio	136,330	3,131,500
Vanguard Intermediate-Term Corporate Bond ETF	8,761	783,322

		25,759,063
Foreign Stock Funds - 14.5%
iShares Edge MSCI Minimum Volatility EAFE ETF	83,175	5,521,988
iShares MSCI Canada ETF	32,110	787,016
iShares MSCI United Kingdom ETF	52,006	799,332
Vanguard FTSE All-World ex-U.S. ETF	36,933	1,582,579
WisdomTree Europe Hedged Equity Fund	31,612	1,597,355
WisdomTree Japan Hedged Equity Fund	30,095	1,167,084

		11,455,354
Money Market Funds - 8.4%
State Street Institutional U.S. Government Money Market Fund, 0.25%, Premier Class	6,593,995	6,593,995

Stock Funds - 48.3%
Energy Select Sector SPDR Fund	17,231	1,175,844
Guggenheim S&P 500 Equal Weight ETF	9,931	797,956
Industrial Select Sector SPDR Fund	14,285	799,389
iShares Core S&P 500 ETF	45,832	9,656,802
iShares Core S&P Mid-Cap ETF	21,413	3,198,888
PowerShares Buyback Achievers Portfolio ETF	52,922	2,392,074
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	53,592	804,409
Schwab U.S. Dividend Equity ETF	38,362	1,589,721
SPDR S&P 500 ETF Trust	44,789	9,384,639
SPDR S&P Homebuilders ETF	23,696	794,764
SPDR S&P Regional Banking ETF	31,371	1,203,078
VanEck Vectors Agribusiness ETF	32,833	1,576,312
VanEck Vectors Gold Miners ETF	56,779	1,572,778
Vanguard Health Care ETF	6,075	792,727
Vanguard Information Technology ETF	22,177	2,374,935

		38,114,316

TOTAL INVESTMENTS - 103.8% (Cost $74,251,204**)		81,922,728
NET OTHER ASSETS AND LIABILITIES - (3.8%)		(2,961,498)

TOTAL NET ASSETS - 100.0%		$78,961,230

1	Calculated on a cash basis.
**	Aggregate cost for Federal tax purposes was $74,251,204.
ETF	Exchange Traded Fund.

16

Ultra Series Fund | Other Information - continued | June 30, 2016

APPENDIX A: MADISON FUNDS: MADISON TARGET DATE FUNDS PORTFOLIOS OF INVESTMENTS - Master Funds (unaudited) - June 30, 2016 - continued

Madison Funds: Madison Target Retirement 2040 Fund Portfolio of Investments1

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 103.0%

Bond Funds - 22.7%
iShares 20+ Year Treasury Bond ETF	23,547	$3,270,679
iShares 3-7 Year Treasury Bond ETF	19,863	2,529,553
iShares 7-10 Year Treasury Bond ETF	4,475	505,541
iShares TIPS Bond Fund ETF	34,702	4,048,682
PowerShares Senior Loan Portfolio	44,117	1,013,368
Vanguard Intermediate-Term Corporate Bond ETF	2,837	253,656

		11,621,479

Foreign Stock Funds - 16.9%
iShares Edge MSCI Minimum Volatility EAFE ETF	61,565	4,087,301
iShares MSCI Canada ETF	20,777	509,244
iShares MSCI United Kingdom ETF	33,682	517,692
Vanguard FTSE All-World ex-U.S. ETF	29,900	1,281,215
WisdomTree Europe Hedged Equity Fund	25,642	1,295,690
WisdomTree Japan Hedged Equity Fund	26,009	1,008,629

		8,699,771
Money Market Funds - 7.7%
State Street Institutional U.S. Government Money Market Fund, 0.25%, Premier Class	3,926,348	3,926,348

Stock Funds - 55.7%
Energy Select Sector SPDR Fund	14,880	1,015,411
Guggenheim S&P 500 Equal Weight ETF	9,611	772,244
Industrial Select Sector SPDR Fund	9,225	516,231
iShares Core S&P 500 ETF	24,610	5,185,327
iShares Core S&P Mid-Cap ETF	15,586	2,328,392
PowerShares Buyback Achievers Portfolio ETF	39,988	1,807,458
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	52,327	785,425
Schwab U.S. Dividend Equity ETF	37,312	1,546,209
SPDR S&P 500 ETF Trust	39,016	8,175,022
SPDR S&P Homebuilders ETF	15,317	513,732
SPDR S&P Regional Banking ETF	26,939	1,033,111
VanEck Vectors Agribusiness ETF	21,292	1,022,229
VanEck Vectors Gold Miners ETF	36,773	1,018,612
Vanguard Growth ETF	2,403	257,602
Vanguard Health Care ETF	3,922	511,782
Vanguard Information Technology ETF	19,151	2,050,880

		28,539,667

TOTAL INVESTMENTS - 103.0% (Cost $46,661,177**)		52,787,265
NET OTHER ASSETS AND LIABILITIES - (3.0%)		(1,561,265)

TOTAL NET ASSETS - 100.0%		$51,226,000

1	Calculated on a cash basis.
**	Aggregate cost for Federal tax purposes was $46,661,177.
ETF	Exchange Traded Fund.

Madison Funds: Madison Target Retirement 2050 Fund Portfolio of Investments1

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.2%

Bond Funds - 12.8%
iShares 20+ Year Treasury Bond ETF	10,285	$1,428,586
iShares 7-10 Year Treasury Bond ETF	977	110,372
iShares TIPS Bond Fund ETF	11,367	1,326,188

		2,865,146
Foreign Stock Funds - 18.9%
iShares Edge MSCI Minimum Volatility EAFE ETF	30,250	2,008,298
iShares MSCI Canada ETF	9,110	223,286
iShares MSCI United Kingdom ETF	14,711	226,108
Vanguard FTSE All-World ex-U.S. ETF	15,671	671,502
WisdomTree Europe Hedged Equity Fund	13,412	677,708
WisdomTree Japan Hedged Equity Fund	11,415	442,674

		4,249,576
Money Market Funds - 4.9%
State Street Institutional U.S. Government Money Market Fund, 0.25%, Premier Class	1,088,425	1,088,425

Stock Funds - 63.6%
Energy Select Sector SPDR Fund	8,124	554,382
Guggenheim S&P 500 Equal Weight ETF	5,597	449,719
Industrial Select Sector SPDR Fund	4,029	225,463
iShares Core S&P 500 ETF	21,348	4,498,024
iShares Core S&P Mid-Cap ETF	7,563	1,129,837
PowerShares Buyback Achievers Portfolio ETF	19,960	902,192
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	30,411	456,470
Schwab U.S. Dividend Equity ETF	21,728	900,408
SPDR S&P 500 ETF Trust	8,525	1,786,243
SPDR S&P Homebuilders ETF	6,723	225,489
SPDR S&P Regional Banking ETF	14,587	559,411
VanEck Vectors Agribusiness ETF	9,315	447,213
VanEck Vectors Gold Miners ETF	16,061	444,890
Vanguard Growth ETF	3,129	335,429
Vanguard Health Care ETF	1,713	223,529
Vanguard Information Technology ETF	10,455	1,119,626

		14,258,325

TOTAL INVESTMENTS - 100.2% (Cost $20,528,264**)		22,461,472
NET OTHER ASSETS AND LIABILITIES - (0.2%)		(51,029)

TOTAL NET ASSETS - 100.0%		$22,410,443

1	Calculated on a cash basis.
**	Aggregate cost for Federal tax purposes was $20,528,264.
ETF	Exchange Traded Fund.

17

Ultra Series Funds | Other Information (unaudited) - concluded | June 30, 2016

APPENDIX B: MADISON FUNDS: MADISON TARGET DATE FUNDS STATEMENTS OF ASSETS AND LIABILITIES (unaudited) - June 30,2016

	Madison Target	Madison Target	Madison Target	Madison Target
	Retirement	Retirement	Retirement	Retirement
	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Assets:
Investments in securities, at cost
Unaffiliated issuers	$54,264,962	$74,251,204	$46,661,177	$20,528,264
Net unrealized appreciation
Unaffiliated issuers	4,011,897	7,671,524	6,126,088	1,933,208

Total investments at value	58,276,859	81,922,728	52,787,265	22,461,472
Receivables:
Investments sold	2,164,985	3,220,708	2,364,280	815,155
Fund shares sold	1,090	–	1,624	1,536
Dividends and interest	43,004	112,302	78,892	36,724

Total assets	60,485,938	85,255,738	55,232,061	23,314,887

Liabilities:
Payables:
Investments purchased	4,312,157	6,275,333	3,993,599	898,990
Advisory agreement fees	11,404	15,979	10,385	4,545
Service agreement fees	2,281	3,196	2,077	909

Total liabilities	4,325,842	6,294,508	4,006,061	904,444

Net Assets	$56,160,096	$78,961,230	$51,226,000	22,410,443

Net assets consist of:
Paid-in capital	51,216,800	70,253,239	44,436,540	20,199,778
Accumulated undistributed net investment income	414,442	685,421	471,039	221,118
Accumulated net realized gain on investments sold and foreign currency related transactions	516,957	351,046	192,333	56,339
Net unrealized appreciation of investments (including appreciation (depreciation) of foreign currency related transactions)	4,011,897	7,671,524	6,126,088	1,933,208

Net Assets	$56,160,096	$78,961,230	$51,226,000	$22,410,443

Class R6 Shares:
Net Assets	$56,160,096	$78,961,230	$51,226,000	$22,410,443
Shares of beneficial interest outstanding	5,696,040	8,186,750	5,418,908	2,327,207
Net Asset Value and redemption price per share	$9.86	$9.65	$9.45	$9.63

SEC File Number: 811-04815

18

Semi-annual Report
(unaudited)
April 30, 2016

Madison Conservative Allocation Fund
Madison Moderate Allocation Fund
Madison Aggressive Allocation

Madison Government Money Market Fund

Madison Tax-Free Virginia Fund
Madison Tax-Free National Fund

Madison High Quality Bond Fund
Madison Core Bond Fund
Madison Corporate Bond Fund
Madison High Income Fund

Madison Diversified Income Fund
Madison Covered Call & Equity Income Fund
Madison Dividend Income Fund
Madison Large Cap Value Fund
Madison Investors Fund
Madison Mid Cap Fund
Madison Small Cap Fund
Madison NorthRoad International Fund
Madison International Stock Fund
Madison Hansberger International Growth Fund
Madison Target Retirement 2020 Fund
Madison Target Retirement 2030 Fund
Madison Target Retirement 2040 Fund
Madison Target Retirement 2050 Fund

To Our Shareholders:

Thank you for being a valued shareholder of Madison Funds. We are pleased to present this semi-annual report for the six month period ended April 30, 2016. This report includes information about your Funds, including performance data and a complete list of investments as of the close of the reporting period.

Timely Information

One thing is undeniable about semi-annual reports: the information is dated when you receive it. The semi-annual and annual reports are regulatory documents to help you, the shareholder, better understand the Funds. These reports contain useful information, but the performance data and Fund performance discussions have aged by the time you receive this report. We believe it is important to find a better way to provide more timely and useful information to you.

With that in mind, we reference the madisonfunds.com website in the Performance Discussion for each Fund. Our website is the best way for you to receive the most up-to-date performance information and quarterly portfolio manager commentaries. These commentaries give you the opportunity to hear directly from the portfolio managers and provide greater insight into the investment process, strategy, and decisions that impact your Fund. We hope you find this information easily accessible, informative and timely.

Economic Overview & Outlook

After a rocky start to calendar year 2016, stocks quickly recouped lost ground and finished the six months ended April 30, 2016 mostly with modest gains. The S&P 500 Index® returned 0.43% over the last six months. Mid cap stocks, as measured by the Russell Mid Cap Index®, returned 0.81%, and small caps fell 1.90% based on the Russell 2000 Index®. Global equities, as measured by the MSCI EAFE Index, returned -3.07% as European economies continued to struggle with sub-par economic growth, a strong U.S. dollar, and stimulative monetary policy. Bonds were the lead performer in U.S. capital markets, with the Barclays Aggregate Index returning 2.82% for the period, and the Barclays Intermediate Government/Credit Index returning 2.12%. Lower long-term interest rates allowed bonds to fare favorably as the U.S. Federal Reserve paused after its initial increase in the federal funds rate pending further information on the health of the U.S. economy.

Growth in U.S. output continues to be sluggish, uneven and sub-par by historical standards, with first quarter 2016 real GDP growing 0.8% at an annualized rate. Inflation remains tame, helped overall by a significant pullback in energy prices during the period. Even without the volatile food and energy sectors included, inflation rates remain within a range that gives comfort, for now, to Fed policy makers. As a result, it seems unlikely that the Fed will raise rates in the near-term, preferring to continue its wait-and-see stance. One bright spot for the economy continues to be the labor market, with the unemployment rate continuing a gradual decline and labor costs beginning to show signs of advance. A higher rate of compensation growth would be a welcome development for U.S. workers, putting more discretionary income in their pockets and supporting a higher rate of consumption spending.

The wild card, as the year continues, will be developments on the political front. As we head in earnest into election season, it’s difficult to predict how political projections will affect the markets. Fortunately, the direct impact on the types of companies in which we invest should be minor, as they continue to produce solid results in a slowly expanding domestic economy. We will be carefully monitoring the political backdrop as the summer progresses for signs of impact on the markets and the companies we hold. We greatly value the confidence you place in us.

Best Regards,

Katherine L. Frank
President, Madison Funds

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Madison Funds | April 30, 2016

Table of Contents

* Although each Fund’s name begins with the word “Madison,” the word “Madison” may be omitted in this report for simplicity when referring to any particular Fund, group of Funds or list of Funds.

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution.

For more complete information about Madison Funds, including charges and expenses, request a prospectus from your financial advisor or from Madison Funds, P.O. Box 8390, Boston, MA 02266-8390. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company.

For more current performance information, please call 1-800-877-6089 or visit our website at www.madisonfunds.com. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results.

Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

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Madison Funds | April 30, 2016

Review of Period (unaudited)

ALLOCATION FUNDS SUMMARY

The Madison Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds (the “Funds”) invest primarily in shares of registered investment companies (the “Underlying Funds”). The Funds will be diversified among a number of asset classes and their allocation among Underlying Funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the Funds’ investment adviser. The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

•	Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the Funds’ aim to achieve a favorable overall risk profile for any targeted portfolio return.
•	Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the Funds under different economic and market conditions.
•	Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection. In addition, Madison has a flexible mandate which permits the Funds, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

MADISON CONSERVATIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Conservative Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments and 65% fixed income investments. Underlying Funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including other Madison Funds (the “Affiliated Underlying Funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and Underlying Funds is expected to be approximately:

•	0-20% money market funds;
•	20-80% debt securities (e.g., bond funds and convertible bond funds);
•	0-20% below-investment grade (“junk”) debt securities (e.g., high income funds);
•	10-50% equity securities (e.g., U.S. stock funds);
•	0-40% foreign securities (e.g., international stock and bond funds, including emerging market securities); and
•	0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

PERFORMANCE DISCUSSION

The Madison Conservative Allocation Fund (Class A) returned 1.40% for the period, underperforming the Conservative Allocation Fund Custom Index return of 1.83%. The Fund outperformed its peers as measured by the Morningstar Conservative Allocation Category, which advanced 0.99%. For more up-to-date information about the most recent performance information of the Fund, please visit www. madisonfunds.com.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Alternative Funds	3.2%
Bond Funds	61.9%
Foreign Stock Funds	8.0%
Money Market Funds	1.9%
Stock Funds	25.0%
Net Other Assets and Liabilities	–

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Madison Core Bond Fund Class Y	21.3%
Baird Aggregate Bond Fund Institutional Shares	7.4%
iShares 3-7 Year Treasury Bond ETF	7.3%
Madison Corporate Bond Fund Class Y	7.1%
Metropolitan West Total Return Bond Fund Class I	5.0%
Madison Dividend Income Fund Class Y	5.0%
iShares 7-10 Year Treasury Bond ETF	5.0%
Madison Investors Fund Class Y	4.6%
iShares TIPS Bond Fund ETF	4.6%
Vanguard Value ETF	4.1%

MADISON MODERATE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Moderate Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and Underlying Funds is expected to be approximately:

•	0-15% money market funds;
•	10-60% debt securities (e.g., bond funds and convertible bond funds);
•	0-20% below-investment grade (“junk”) debt securities (e.g., high income funds);
•	20-80% equity securities (e.g., U.S. stock funds);
•	0-50% foreign securities (e.g., international stock and bond funds, including emerging market securities); and
•	0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

PERFORMANCE DISCUSSION

The Madison Moderate Allocation Fund (Class A) returned 0.74% for the period, while its blended benchmark, the Moderate Allocation Fund Custom Index, returned 1.06%. The Fund outpaced its Morningstar peer group as the Moderate Allocation Category returned an average of -0.03%. For more up-to-date information about the most recent performance information of the Fund, please visit www.madisonfunds.com.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Alternative Funds	3.2%
Bond Funds	37.8%
Foreign Stock Funds	13.9%
Money Market Funds	1.8%
Stock Funds	43.4%
Net Other Assets and Liabilities	(0.1)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Madison Core Bond Fund Class Y	15.2%
Madison Investors Fund Class Y	9.4%
Madison Dividend Income Fund Class Y	7.5%
iShares Intermediate Credit Bond ETF	5.5%
iShares Core S&P Mid-Cap ETF	5.5%
Vanguard Value ETF	5.1%
iShares Core MSCI EAFE ETF	4.6%
iShares 7-10 Year Treasury Bond ETF	4.5%
Madison Large Cap Value Fund Class Y	4.0%
iShares MSCI EAFE Minimum Volatility ETF	3.5%

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Madison Funds | Review of Period (unaudited) - continued | April 30, 2016

MADISON AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Aggressive Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 85% equity investments and 15% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and Underlying Funds is expected to be approximately:

•	0-10% money market funds;
•	0-30% debt securities, all of which could be in below investment grade (“junk”) debt securities (e.g., bond funds, convertible bond funds and high income funds);
•	30-90% equity securities (e.g., U.S. stock funds);
•	0-60% foreign securities (e.g., international stock and bond funds, including emerging market securities); and
•	0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

PERFORMANCE DISCUSSION

The Madison Aggressive Allocation Fund (Class A) returned 0.25% for the period, trailing its blended benchmark, the Aggressive Allocation Fund Custom Index, which returned 0.40%. The Fund outperformed its Morningstar Aggressive Allocation Category peer group, which averaged a -0.63% return. For more up-to-date information about the most recent performance information of the Fund, please visit www.madisonfunds.com.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Alternative Funds	3.1%
Bond Funds	17.5%
Foreign Stock Funds	19.8%
Money Market Funds	2.0%
Stock Funds	57.7%
Net Other Assets and Liabilities	(0.1)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Madison Investors Fund Class Y	10.8%
Madison Dividend Income Fund Class Y	9.0%
iShares Core S&P Mid-Cap ETF	8.4%
Madison Core Bond Fund Class Y	8.3%
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	7.5%
iShares Core MSCI EAFE ETF	6.7%
Vanguard Value ETF	5.0%
Madison Large Cap Value Fund Class Y	5.0%
iShares MSCI EAFE Minimum Volatility ETF	4.9%
Vanguard Information Technology ETF	3.6%

MADISON GOVERNMENT MONEY MARKET FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Government Money Market Fund (formerly known as Madison Cash Reserves Fund (see Note 1)) invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. These securities will be obligations of the U.S. Government and its agencies and instrumentalities, but may also include securities issued by U.S. and foreign financial institutions, corporations, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

The Fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by financial institutions.

PERFORMANCE DISCUSSION

With the Federal Reserve continuing to pin short-term rates at near zero, management maintained its fee waivers to preserve investment capital. However, no dividends were produced over the course of this six-month period.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Fannie Mae	29.7%
Federal Home Loan Bank	30.7%
Freddie Mac	22.9%
Money Market Funds	4.2%
U.S. Treasury Notes	4.6%
Net Other Assets and Liabilities	7.9%

MADISON TAX-FREE VIRGINIA FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Tax-Free Virginia Fund seeks to achieve its investment objective by investing at least 80% of its net assets in municipal bonds that are exempt from federal and state income tax for residents of Virginia. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years.

PERFORMANCE DISCUSSION

The Madison Tax-Free Virginia Fund (Class Y) had a total return of 2.73% for the period. The Barclays Municipal Index was up 3.55%, while the Fund’s Morningstar peer group, the Municipal Single State Intermediate Category advanced 2.73%. For more up-to-date information about the most recent performance information of the Fund, please visit www.madisonfunds.com.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Airport	1.0%
Development	7.3%
Education	13.7%
Facilities	7.4%
General	12.4%
General Obligation	21.0%
Medical	7.4%
Multifamily Housing	6.1%
Power	4.3%
Transportation	5.6%
Utilities	1.5%
Water	10.8%
Net Other Assets and Liabilities	1.5%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Northern Virginia Transportation Authority, 5.0%, 6/1/30	4.2%
Fairfax County Redevelopment & Housing Authority, 4.75%, 10/1/36	3.5%
City of Portsmouth VA, 5.0%, 2/1/31	3.3%
Newport News Economic Development Authority, 5.0%, 7/1/25	3.3%
Virginia Commonwealth Transportation Board, 5.0%, 3/15/25	2.9%
Chesterfield County Economic Development Authority, 5.0%, 5/1/23	2.8%
Commonwealth of Virginia, 5.0%, 6/1/23	2.8%
Virginia College Building Authority, 5.0%, 2/1/23	2.7%
Virginia Resources Authority, 5.0%, 10/1/23	2.5%
Loudoun County Economic Development Authority Revenue, 3.0%, 12/1/29	2.4%

MADISON TAX-FREE NATIONAL FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Tax-Free National Fund seeks to achieve its investment objective by investing at least 80% of its net assets in municipal bonds that are exempt from federal income taxes. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The Fund invests in intermediate and long-term bonds having average,

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Madison Funds | Review of Period (unaudited) - continued | April 30, 2016

aggregate maturities (at the portfolio level) of 7 to 15 years. The primary difference between this Fund and the Madison Tax-Free Virginia Fund is that the Madison Tax-Free Virginia Fund will invest in bonds that are exempt from federal and state income tax for residents of Virginia, while this Fund will invest in bonds that are exempt from federal income tax.

PERFORMANCE DISCUSSION

The Madison Tax-Free National Fund (Class Y) had a total return of 3.51% for the period. The Barclays Municipal Index was up 3.55%, while the Fund’s Morningstar peer group, the Municipal National Long Category, advanced 3.65%. For more up-to-date information about the most recent performance information of the Fund, please visit www.madisonfunds.com.

STATE ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Alabama	2.4%
Arkansas	0.7%
Colorado	1.8%
Delaware	1.5%
Florida	12.4%
Georgia	4.8%
Hawaii	2.0%
Illinois	0.7%
Indiana	3.5%
Iowa	2.8%
Kansas	3.3%
Maryland	5.6%
Michigan	3.4%
Missouri	6.1%
New Jersey	4.2%
New Mexico	1.8%
New York	3.3%
North Carolina	5.2%
Ohio	2.2%
Pennsylvania	0.6%
South Carolina	9.0%
Tennessee	1.8%
Texas	9.7%
Virginia	2.2%
Washington	3.0%
Wisconsin	3.6%
Net Other Assets and Liabilities	2.4%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Anderson County School District No. 1, General Obligation, 5.0%, 3/1/25	3.3%
Maple School District, General Obligation, 5.0%, 4/1/24	2.9%
City of Rockville MD, General Obligation, 5.0%, 6/1/24	2.8%
City of Port St. Lucie FL Utility System Revenue, 5.0%, 9/1/27	2.6%
Montgomery County Revenue Authority, 5.0%, 5/1/31	2.5%
City of Wichita KS, General Obligation, 5.0%, 12/1/24	2.3%
Orlando Utilities Commission, 5.0%, 10/1/22	2.3%
County of Miami-Dade FL, 5.0%, 3/1/25	2.3%
Town of Cary NC Combined Utility Systems Revenue, 5.0%, 12/1/23	2.2%
Cleveland-Cuyahoga County Port Authority, 5.0%, 7/1/24	2.2%

MADISON HIGH QUALITY BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison High Quality Bond Fund seeks to achieve its investment objectives through diversified investments in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies, and money market instruments. In seeking to achieve the Fund’s goals, the Fund’s management will (1) shorten or lengthen the dollar weighted average maturity of the Fund based on its anticipation of the movement of interest rates (the dollar weighted average maturity is expected to be ten years or less), and (2) monitor the yields of the various bonds that satisfy the Fund’s investment guidelines to determine the best combination of yield, credit risk and diversification for the Fund. Under normal market conditions, the Fund will invest at least 80% of its net assets in higher quality bond issues and, therefore, intends to maintain an overall portfolio quality rating of A by Standard & Poor’s and/or A2 by Moody’s or equivalent.

PERFORMANCE DISCUSSION

The Madison High Quality Bond Fund (Class Y) returned 1.33% for the period, trailing the Fund’s benchmark, the Barclays U.S. Intermediate Government Credit A+ Index, which advanced 1.97%. The Morningstar Short-Term Bond peer group gained 0.84% for the period. For more up-to-date information about the most recent performance information of the Fund, please visit www.madisonfunds.com.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Consumer Discretionary	6.5%
Consumer Staples	1.5%
Energy	1.4%
Fannie Mae	13.8%
Financials	12.6%
Freddie Mac	6.2%
Health Care	2.9%
Industrials	3.4%
Information Technology	9.5%
Money Market Funds	2.1%
U.S. Treasury Notes	39.4%
Net Other Assets and Liabilities	0.7%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Freddie Mac, 2.5%, 5/27/16	4.6%
U.S. Treasury Note, 3.875%, 5/15/18	4.4%
U.S. Treasury Note, 1.125%, 12/31/19	4.1%
U.S. Treasury Note, 3.625%, 2/15/20	4.0%
U.S. Treasury Note, 3.125%, 5/15/19	3.9%
U.S. Treasury Note, 3.0%, 2/28/17	3.7%
U.S. Treasury Note, 1.5%, 3/31/19	3.7%
U.S. Treasury Note, 1.5%, 12/31/18	3.7%
U.S. Treasury Note, 1.25%, 1/31/19	3.7%
Fannie Mae, 1.25%, 1/30/17	3.7%

MADISON CORE BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal market conditions, the Madison Core Bond Fund invests at least 80% of its net assets in bonds. To keep current income relatively stable and to limit share price volatility, the Fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration. The Fund strives to add incremental return in the portfolio by making strategic decisions related to credit risk, sector exposure and yield curve positioning. The Fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

PERFORMANCE DISCUSSION

The Madison Core Bond Fund (Class A) returned 2.56% for the period, trailing the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which advanced 2.82%, and the Bank of America Merrill Lynch U.S. Corporate Government and Mortgage Index, which advanced 2.85%. The Morningstar Intermediate-Term Bond peer group gained 2.33% for the period. For more up-to-date information about the most recent performance information of the Fund, please visit www.madisonfunds.com.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Asset Backed Securities	3.3%
Collateralized Mortgage Obligations	2.6%
Commercial Mortgage-Backed Securities	2.3%
Corporate Notes and Bonds	31.2%
Long Term Municipal Bonds	10.7%
Mortgage Backed Securities	22.7%
Short-Term Investments	2.8%
U.S. Government and Agency Obligations	23.6%
Net Other Assets and Liabilities	0.8%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

U.S. Treasury Note, 3.125%, 5/15/21	1.8%
U.S. Treasury Bond, 4.5%, 5/15/38	1.7%
U.S. Treasury Note, 0.75%, 3/15/17	1.6%
U.S. Treasury Note, 2.75%, 2/28/18	1.4%
U.S. Treasury Note, 2.625%, 1/31/18	1.4%
U.S. Treasury Note, 1.875%, 10/31/17	1.4%
U.S. Treasury Note, 1.375%, 2/28/19	1.4%
U.S. Treasury Bond, 6.625%, 2/15/27	1.3%
U.S. Treasury Note, 3.875%, 5/15/18	1.3%
U.S. Treasury Note, 4.25%, 11/15/17	1.2%

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Madison Funds | Review of Period (unaudited) - continued | April 30, 2016

MADISON CORPORATE BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Corporate Bond Fund seeks to achieve its investment objective through diversified investment in a broad range of corporate debt securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in income-producing corporate bonds, and at least 80% of its assets in investment grade bonds. Up to 20% of the Fund’s assets may be invested in non-investment grade fixed-income securities commonly referred to as “high yield” or “junk” bonds. The Fund expects to maintain an average overall portfolio quality of A- or better, an overall portfolio dollar weighted average maturity of 15 years or less, and an overall portfolio duration within 25% of the Barclays U.S. Credit Bond Index benchmark (with the flexibility to occasionally vary from the benchmark by up to 50% when the investment adviser believes interest rates are likely to materially change).

PERFORMANCE DISCUSSION

The Madison Corporate Bond Fund (Class Y) gained 3.70% for the period, while its benchmark, the Barclays U.S. Credit Bond Index, gained 4.15%. The Fund lagged its peer group, the Morningstar Corporate Bond category, which averaged a 3.81% gain. For more up-to-date information about the most recent performance information of the Fund, please visit www.madisonfunds.com.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Consumer Discretionary	14.4%
Consumer Staples	6.5%
Energy	11.9%
Financials†	34.1%
Health Care	5.5%
Industrials	7.2%
Information Technology	4.7%
Long Term Municipal Bonds	4.7%
Materials	3.3%
Money Market Funds	1.7%
Telecommunication Services	4.7%
Net Other Assets and Liabilities	1.3%

†Financials includes securities in the following industries: Banks; Diversified Financial Services; Insurance; Machinery-Construction & Mining; Mining and Real Estate.

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Simon Property Group L.P., 4.125%, 12/1/21	1.9%
Berkshire Hathaway Finance Corp., 5.4%, 5/15/18	1.8%
General Electric Capital Corp., 6.75%, 3/15/32	1.8%
Comcast Corp., 6.45%, 3/15/37	1.7%
Valero Energy Corp., 6.625%, 6/15/37	1.7%
AT&T Inc., 5.0%, 3/1/21	1.4%
Wells Fargo & Co., 5.625%, 12/11/17	1.4%
Affiliated Managers Group Inc., 4.25%, 2/15/24	1.3%
Prudential Financial Inc., 3.5%, 5/15/24	1.3%
Capital One Financial Corp., 2.45%, 4/24/19	1.3%

MADISON HIGH INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison High Income Fund invests primarily in lower-rated, higher-yielding; income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to economic outlook. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

PERFORMANCE DISCUSSION

The Madison High Income Fund (Class A) returned 1.20% during the period, trailing the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index’s 2.27% return. The Fund outperformed its Morningstar High Yield Bond category peer group, which returned 0.70%. For more up-to-date information about the most recent performance information of the Fund, please visit www.madisonfunds.com.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Consumer Discretionary	22.5%
Consumer Staples	2.0%
Energy	6.1%
Financials	7.4%
Health Care	10.9%
Industrials	12.6%
Information Technology	10.3%
Materials	4.6%
Money Market Funds	7.9%
Telecommunication Services	5.6%
Utilities	9.6%
Net Other Assets and Liabilities	0.5%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Univision Communications Inc., 6.75%, 9/15/22	2.2%
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.625%, 2/15/24	2.2%
Belden Inc., 5.5%, 9/1/22	2.2%
CenturyLink Inc., 7.5%, 4/1/24	2.1%
Sinclair Television Group Inc., 6.375%, 11/1/21	1.8%
AmeriGas Finance LLC / AmeriGas Finance Corp., 7.0%, 5/20/22	1.8%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc., 9.125%, 10/15/20	1.8%
Prospect Medical Holdings Inc., 8.375%, 5/1/19	1.8%
Alliance Data Systems Corp., 6.375%, 4/1/20	1.8%
Herts Corp.,The, 6.75%, 4/15/19	1.7%

MADISON DIVERSIFIED INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds. Generally, however, bonds may constitute up to 80% of the Fund’s assets, stocks may constitute up to 70% of the Fund’s assets, real estate securities may constitute up to 25% of the Fund’s assets, foreign stocks and bonds may constitute up to 25% of the Fund’s assets and money market instruments may constitute up to 25% of the Fund’s assets. The Fund intends to limit the investment in lower credit quality bonds to less than 50% of the Fund’s assets.

PERFORMANCE DISCUSSION

The Madison Diversified Income Fund (Class A) returned 3.02% for the period, outperforming its blended index (50% Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index and 50% S&P 500®) which returned 1.73%. The Fund’s designated Morningstar peer group, the Moderate Allocation category, averaged a -0.03% return for the period. For more up-to-date information about the most recent performance information of the Fund, please visit www.madisonfunds.com.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Asset Backed Securities	1.3%
Collateralized Mortgage Obligations	1.0%
Commercial Mortgage-Backed Securities	1.1%
Common Stocks	54.2%
Corporate Notes and Bonds	14.8%
Long Term Municipal Bonds	3.9%
Mortgage Backed Securities	8.8%
Short-Term Investments	4.4%
U.S. Government and Agency Obligations	10.3%
Net Other Assets and Liabilities	0.2%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Johnson & Johnson	2.3%
Travelers Cos. Inc./The	2.3%
McDonald’s Corp.	2.0%
Exxon Mobil Corp.	2.0%
Pfizer Inc.	2.0%
Microsoft Corp.	1.9%
Verizon Communications Inc.	1.8%
General Electric Co.	1.7%
Wells Fargo & Co.	1.6%
US Bancorp	1.5%

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Madison Funds | Review of Period (unaudited) - continued | April 30, 2016

MADISON COVERED CALL & EQUITY INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Covered Call & Equity Income Fund (formerly the Madison Equity Income Fund) invests, under normal market conditions, primarily in common stocks of large-and mid-capitalization companies that are, in the view of the Fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates. The portfolio managers will allocate the Fund’s assets among stocks in sectors of the economy based upon their views on forward earnings growth rates, adjusted to reflect their views on economic and market conditions and sector risk factors.

The Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The extent of option writing activity will depend upon market conditions and the portfolio managers’ ongoing assessment of the attractiveness of writing call options on the Fund’s stock holdings. In addition to providing income, covered call writing helps to reduce the volatility (and risk profile) of the Fund by providing downside protection.

PERFORMANCE DISCUSSION

The Madison Covered Call & Equity Income Fund (Class Y) returned 1.94% for the period, outperforming its covered call benchmark, the CBOE S&P 500 BuyWrite Index (BXM), which returned -0.38%. The Fund outperformed the Morningstar Option Writing category’s return of -0.96%. For more up-to-date information about the most recent performance information of the Fund, please visit www.madisonfunds.com.

SECTOR ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 4/30/16

Consumer Discretionary	10.4%
Consumer Staples	4.6%
Energy	8.9%
Financials	8.8%
Health Care	13.1%
Industrials	6.5%
Information Technology	14.4%
Telecommunication Services	2.6%
Exchange Traded Funds†	4.3%
U.S. Government and Agency Obligations	5.3%
Short-Term Investments	21.1%

†Includes Put Options Purchased

TOP TEN EQUITY HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

United Technologies Corp.	3.2%
Apple Inc.	3.0%
T-Mobile U.S. Inc.	2.7%
CBS Corp., Class B	2.6%
Cerner Corp.	2.5%
Occidental Petroleum Corp.	2.5%
Apache Corp.	2.4%
Jacobs Engineering Group Inc.	2.4%
T. Rowe Price Group Inc.	2.4%
SPDR S&P 500 ETF Trust	2.3%

MADISON DIVIDEND INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Dividend Income Fund invests in equity securities of companies with a market capitalization of over $1 billion and a history of paying dividends, with the ability to increase dividends over time. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in dividend paying equity securities. The Fund typically owns 40-55 securities, which are chosen for having a current yield exceeding the S&P 500’s average yield, strong fundamentals (including an attractive balance sheet) and reasonable valuations at the time of purchase. A key attraction for management is a company with a history of increasing dividend payments and a business model which supports the possibility of continuing these increases in the future.

PERFORMANCE DISCUSSION

The Madison Dividend Income Fund (Class Y) returned 3.02% for the period, outperforming its benchmark, the S&P 500® Index, which advanced 0.43%. This performance beat its peer group, as the Morningstar Large Value category was up 0.29%. For more up-to-date information about the most recent performance information of the Fund, please visit www.madisonfunds.com.

SECTOR ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 4/30/16

Consumer Discretionary	8.8%
Consumer Staples	12.5%
Energy	7.9%
Financials	14.4%
Health Care	13.0%
Industrials	16.5%
Information Technology	12.6%
Materials	1.9%
Money Market Funds	4.8%
Telecommunication Services	3.1%
Utilities	4.3%
Net Other Assets and Liabilities	0.2%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Johnson & Johnson	4.1%
Travelers Cos. Inc./The	3.9%
Exxon Mobil Corp.	3.6%
McDonald’s Corp.	3.5%
Microsoft Corp.	3.4%
Pfizer Inc.	3.3%
Verizon Communications Inc.	3.1%
General Electric Co.	3.0%
Accenture PLC, Class A	2.6%
Wells Fargo & Co.	2.6%

MADISON LARGE CAP VALUE FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Large Cap Value Fund will, under normal market conditions, invest primarily in large cap stocks. The Fund follows a “value” approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the Fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The Fund will diversify its holdings among various industries and among companies within those industries. The Fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

PERFORMANCE DISCUSSION

The Madison Large Cap Value Fund (Class A) returned 2.10% for the period, leading its benchmark, the Russell 1000® Value Index, which was up 1.93%. The Fund also beat its Morningstar peer group, Large Cap Value category, which showed a 0.29% return. For more up-to-date information about the most recent performance information of the Fund, please visit www.madisonfunds.com.

SECTOR ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 4/30/16

Consumer Discretionary	6.4%
Consumer Staples	9.1%
Energy	12.7%
Financials†	27.3%
Health Care	7.2%
Industrials	16.0%
Information Technology	8.0%
Money Market Funds	8.7%
Telecommunication Services	4.5%
Utilities	1.5%
Net Other Assets and Liabilities	(1.4)%

†Financials includes securities in the following industries: Capital Markets; Commercial Banks; Diversified Financial Services Insurance; and Real Estate Investment Trusts (REITs).

6

Madison Funds | Review of Period (unaudited) - continued | April 30, 2016

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Exxon Mobil Corp.	4.5%
General Electric Co.	4.4%
Republic Services Inc.	4.1%
Microsoft Corp.	4.0%
Jacobs Engineering Group Inc.	4.0%
Occidental Petroleum Corp.	3.8%
Markel Corp.	3.7%
Wells Fargo & Co.	3.6%
American International Group Inc.	3.5%
JM Smucker Co./The	3.5%

MADISON INVESTORS FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Investors Fund invests primarily in the common stocks of established, high-quality growth companies. The Fund typically owns 25-40 securities which are selected using our long-held investment discipline of seeking high quality, proven companies and purchasing them when valuations appear advantageous. A rigorous three-pronged review process is followed when evaluating companies. The business model, the management team and the valuation of each potential investment are considered. Management strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. Management corroborates this valuation work with additional valuation methodologies. The Fund typically sells a stock when the valuation target the portfolio managers have set for the stock has been achieved, the fundamental business prospects for the company have materially changed, or the portfolio managers find a more attractive alternative.

PERFORMANCE DISCUSSION

The Madison Investors Fund (Class Y) returned 3.81% for the period, outperforming its benchmark, the S&P 500® Index, which advanced 0.43%. This performance outpaced its peer group, as the Morningstar Large Growth category returned -3.70%. For more up-to-date information about the most recent performance information of the Fund, please visit www.madisonfunds.com.

SECTOR ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 4/30/16

Consumer Discretionary	15.0%
Consumer Staples	14.1%
Energy	1.3%
Financials	19.7%
Health Care	8.2%
Industrials	14.3%
Information Technology	17.0%
Materials	3.7%
Money Market Funds	6.5%
Net Other Assets and Liabilities	0.2%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Berkshire Hathaway Inc., Class B	4.9%
Discovery Communications Inc., Class C	4.8%
Johnson & Johnson	4.7%
Diageo PLC, ADR	4.7%
US Bancorp	4.2%
Jacobs Engineering Group Inc.	3.9%
Oracle Corp.	3.9%
Brookfield Asset Management Inc., Class A	3.8%
JM Smucker Co./The	3.8%
Danaher Corp.	3.8%

MADISON MID CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Mid Cap Fund invests generally in common stocks, securities convertible into common stocks and related equity securities of midsize companies and will, under normal market conditions, maintain at least 80% of its net assets in such mid-cap securities. The Fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The Fund’s portfolio managers believe in selecting stocks for the Fund that show steady, sustainable growth and reasonable valuation. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment. Stocks are generally sold when target prices are reached, company fundamentals deteriorate or more attractive stocks are identified.

PERFORMANCE DISCUSSION

The Madison Mid Cap Fund (Class Y) returned 2.31% for the period, outperforming its benchmark Russell Midcap® Index’s 0.81% return. The Fund outpaced its peer group, the Morningstar Mid-Cap Growth category, whose average return was -2.98%. For more up-to-date information about the most recent performance information of the Fund, please visit www.madisonfunds.com.

SECTOR ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 4/30/16

Consumer Discretionary†	28.1%
Consumer Staples	2.9%
Energy	3.3%
Financials±	26.3%
Health Care	7.5%
Industrials	12.7%
Information Technology	4.8%
Materials	3.2%
Money Market Funds	8.6%
Net Other Assets and Liabilities	2.6%

†Consumer Discretionary includes securities in the Media and Specialty Retail Industries.
±Financials includes securities in the following industries: Commercial Banks, Insurance, Real Estate Investment Trusts and Real Estate Management & Development.

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Ross Stores Inc.	5.5%
Brown & Brown Inc.	5.1%
Markel Corp.	4.7%
Sally Beauty Holdings Inc.	4.7%
Copart Inc.	4.3%
Brookfield Asset Management Inc., Class A	4.0%
Expeditors International of Washington Inc.	3.6%
Liberty Broadband Corp., Class C	3.5%
CarMax Inc.	3.3%
Omnicom Group Inc.	3.3%

MADISON SMALL CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Small Cap Fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. Under normal market conditions, the Fund will maintain at least 80% of its net assets in such small cap securities. The portfolio managers employ a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify securities of companies they believe have attractive valuations. The portfolio managers focus on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market. Through fundamental research, the portfolio managers seek to identify those companies which possess one or more of the following characteristics: sustainable competitive advantages within a market niche; strong profitability and free cash flows; strong market share positions and trends; quality of and share ownership by management; and financial structures that are more conservative than the relevant industry average.

7

Madison Funds | Review of Period (unaudited) - continued | April 30, 2016

PERFORMANCE DISCUSSION

The Madison Small Cap Fund (Class Y) returned 3.12% for the period, outperforming both the Russell 2000® Index’s -1.90% and the Russell 2000® Value Index’s 1.18% return. The Fund also outperformed its peer group average, as the Morningstar Small Blend category averaged a return of -1.18%. For more up-to-date information about the most recent performance information of the Fund, please visit www. madisonfunds.com.

SECTOR ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 4/30/16

Consumer Discretionary	6.2%
Consumer Staples	4.6%
Energy	5.6%
Financials	22.4%
Health Care	7.3%
Industrials†	33.0%
Information Technology	8.8%
Materials	4.6%
Money Market Funds	4.3%
Utilities	3.2%
Net Other Assets and Liabilities	–

†Industrials includes securities in the following industries: Aerospace Defense; Commercial Services & Supplies; Construction & Engineering; Electrical Equipment; Machinery and Professional Services.

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Mueller Industries Inc.	2.7%
Webster Financial Corp.	2.5%
Belden Inc.	2.5%
G&K Services Inc., Class A	2.4%
Albany International Corp., Class A	2.1%
International Bancshares Corp.	2.1%
Sensient Technologies Corp.	2.0%
First Midwest Bancorp Inc.	1.9%
FTI Consulting Inc.	1.9%
Cubic Corp.	1.8%

MADISON NORTHROAD INTERNATIONAL FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison NorthRoad International Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in the stock of foreign companies, with an emphasis on companies with a market capitalization of approximately $3 billion or greater. The Fund expects to have a relatively focused portfolio of between 25-50 holdings.

PERFORMANCE DISCUSSION

The Madison NorthRoad International Stock Fund (Class Y) returned -4.87% for the period, trailing the -3.07% return of the MSCI EAFE Index (net). The Fund also trailed its peer group, with the Morningstar Foreign Large Blend category averaging a -3.06% return. For more up-to-date information about the most recent performance information of the Fund, please visit www.madisonfunds.com.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 4/30/16

United Kingdom	25.5%
France	15.1%
Switzerland	14.6%
Japan	9.2%
Netherlands	9.2%
Ireland	4.1%
Denmark	3.9%
Germany	3.1%
United States	3.0%
South Korea	2.5%
Sweden	2.2%
Brazil	2.0%
Australia	1.8%
Israel	1.8%
Singapore	1.6%
Net Other Assets and Liabilities	0.4%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Diageo PLC	3.6%
Novartis AG	3.5%
SAP SE	3.1%
Total S.A.	3.1%
Secom Co. Ltd.	3.0%
LVMH Moet Hennessy Louis Vuitton SE	2.9%
Sensata Technologies Holding N.V.	2.7%
TE Connectivity Ltd.	2.6%
WPP PLC	2.6%
Nestle S.A.	2.6%

MADISON INTERNATIONAL STOCK FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison International Stock Fund will invest, under normal market conditions, at least 80% of its net assets in the stock of foreign companies. Typically, a majority of the Fund’s assets are invested in relatively large capitalization stocks of companies located or operating in developed countries. The Fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the Fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The Fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

PERFORMANCE DISCUSSION

The Madison International Stock Fund (Class A) returned -2.33% for the period, outperforming the -3.07% return of the MSCI EAFE Index (net). The Fund outperformed its peer group, with the Morningstar Foreign Large Blend Category averaging a -3.06% return. For more up-to-date information about the most recent performance information of the Fund, please visit www.madisonfunds.com.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 4/30/16

United Kingdom	22.9%
Japan	19.4%
France	8.0%
Switzerland	6.5%
United States	5.2%
Ireland	4.7%
Belgium	4.0%
Sweden	3.5%
Netherlands	2.8%
Germany	2.5%
Canada	2.3%
Israel	2.2%
Taiwan	1.8%
Finland	1.7%
Italy	1.7%
Australia	1.6%
Norway	1.5%
Brazil	1.3%
Turkey	1.3%
Denmark	1.2%
Spain	1.1%
Luxembourg	0.7%
Philippines	0.7%
Thailand	0.6%
Austria	0.3%
Net Other Assets and Liabilities	0.5%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Novartis AG	3.8
Anheuser-Busch InBev N.V.	3.1
British American Tobacco PLC	2.9
Shire PLC	2.8
Daiwa House Industry Co. Ltd.	2.7
Bayer AG	2.5
Prudential PLC	2.4
KDDI Corp.	2.4
Teva Pharmaceutical Industries Ltd.	2.2
Royal Dutch Shell PLC	2.2

8

Madison Funds | Review of Period (unaudited) - continued | April 30, 2016

HANSBERGER INTERNATIONAL GROWTH FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Hansberger International Growth Fund seeks to achieve its investment objective by investing at least 80% of total assets in the equity securities (including common stock, preferred stock and convertible securities) of companies organized or located outside of the U.S. Even though these companies are based outside of the U.S., their securities may be traded on U.S. securities markets. The Fund will invest in at least three different countries and generally expects to be invested in more than three countries, including countries considered to be emerging market countries. The Fund anticipates that it will invest primarily in common stock, though the balance of its equity holdings may vary.

PERFORMANCE DISCUSSION

The Madison Hansberger International Growth Fund (Class I) returned -5.80% for the period, underperforming its benchmark, the MSCI ACWI ex USA (net) Index which returned -1.75%. The Fund underperformed its peer group, with the Morningstar Foreign Large Growth Category averaging a -2.85% return. For more up-to-date information about the most recent performance information of the Fund, please visit www.madisonfunds.com.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 4/30/16

Japan	14.9%
United Kingdom	12.4%
China	11.1%
France	9.4%
Germany	8.2%
Switzerland	7.8%
Canada	6.6%
Netherlands	4.9%
India	4.4%
Mexico	3.6%
South Korea	2.8%
Ireland	2.7%
Hong Kong	2.5%
Norway	1.4%
Singapore	1.4%
Sweden	1.4%
Spain	1.3%
Denmark	1.1%
Indonesia	1.0%
United States	0.7%
Net Other Assets and Liabilities	0.4%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Tencent Holdings Ltd.	3.2%
CyberAgent Inc.	2.9%
Alibaba Group Holding Ltd.	2.9%
Nidec Corp.	2.7%
Keyence Corp.	2.6%
NXP Semiconductors N.V.	2.6%
Carnival PLC	2.5%
AIA Group Ltd.	2.5%
Iliad S.A.	2.4%
Zodiac Aerospace	2.4%

TARGET RETIREMENT DATE FUNDS

The Madison Target Retirement Date Funds (the “Funds”) were launched on August 29, 2014 in R6 shares only, and are designed exclusively for use in retirement plans.

TARGET RETIREMENT 2020 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Target Retirement 2020 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2020. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE DISCUSSION

The Madison Target Retirement 2020 Fund (Class R6) returned 1.47% for the period, outperforming the S&P Target Date® To 2020 Index return of 0.99%. The Fund also outperformed its peers as measured by the Morningstar Target Date 2016-2020 category, which advanced 0.64% for the period. For more up-to-date information about the most recent performance information of the Fund, please visit www.madisonfunds.com.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Alternative Funds	3.5%
Bond Funds	59.4%
Foreign Stock Funds	6.5%
Money Market Funds	3.1%
Stock Funds	26.6%
Net Other Assets and Liabilities	0.9%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

iShares 3-7 Year Treasury Bond ETF	31.5%
SPDR S&P 500 ETF Trust	15.0%
iShares TIPS Bond Fund ETF	12.5%
iShares 20+ Year Treasury Bond ETF	5.0%
PowerShares Senior Loan Portfolio	4.0%
SPDR Gold Shares	3.5%
PowerShares Buyback Achievers Portfolio ETF	3.0%
Vanguard Intermediate-Term Corporate Bond ETF	2.5%
Vanguard Information Technology ETF	2.0%
WisdomTree Europe Hedged Equity Fund	2.0%

TARGET RETIREMENT 2030 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Target Retirement 2030 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2030. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE DISCUSSION

The Madison Target Retirement 2030 Fund (Class R6) returned 0.79% for the period, compared to the S&P Target Date® To 2030 Index return of 0.63%. The Fund also outperformed its peers as measured by the Morningstar Target Date 2026-2030 category, which returned -0.05% for the period. For more up-to-date information about the most recent performance information of the Fund, please visit www.madisonfunds.com.

9

Madison Funds | Review of Period (unaudited) - concluded | April 30, 2016

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Alternative Funds	4.0%
Bond Funds	33.9%
Foreign Stock Funds	11.5%
Money Market Funds	3.0%
Stock Funds	46.6%
Net Other Assets and Liabilities	1.0%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

SPDR S&P 500 ETF Trust	26.1%
iShares 3-7 Year Treasury Bond ETF	14.0%
iShares TIPS Bond Fund ETF	11.0%
iShares 20+ Year Treasury Bond ETF	5.0%
PowerShares Buyback Achievers Portfolio ETF	4.0%
SPDR Gold Shares	4.0%
iShares Core S&P Mid-Cap ETF	3.0%
Vanguard Information Technology ETF	3.0%
iShares MSCI EAFE Minimum Volatility ETF	3.0%
Vanguard FTSE All-World ex-U.S. ETF	2.5%

TARGET RETIREMENT 2040 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Target Retirement 2040 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2040. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE DISCUSSION

The Madison Target Retirement 2040 Fund (Class R6) returned 0.51% for the period, compared to the S&P Target Date® To 2040 Index return of 0.26%. The Fund outperformed its peers as measured by the Morningstar Target Date 2036-2040 category, which returned -0.57% for the period. For more up-to-date information about the most recent performance information of the Fund, please visit www.madisonfunds.com.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Alternative Funds	4.0%
Bond Funds	23.9%
Foreign Stock Funds	13.5%
Money Market Funds	3.2%
Stock Funds	54.6%
Net Other Assets and Liabilities	0.8%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

SPDR S&P 500 ETF Trust	28.0%
iShares TIPS Bond Fund ETF	9.5%
iShares 3-7 Year Treasury Bond ETF	7.0%
PowerShares Buyback Achievers Portfolio ETF	5.0%
iShares 20+ Year Treasury Bond ETF	5.0%
iShares MSCI EAFE Minimum Volatility ETF	4.5%
Vanguard Information Technology ETF	4.0%
SPDR Gold Shares	4.0%
iShares Core S&P Mid-Cap ETF	3.5%
Schwab U.S. Dividend Equity ETF	3.0%

TARGET RETIREMENT 2050 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Target Retirement 2050 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2050. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE DISCUSSION

The Madison Target Retirement 2050 Fund (Class R6) returned 0.29% for the period, compared the S&P Target Date® To 2050 Index return of -0.01%. The Fund outperformed its peers as measured by the Morningstar Target Date 2046-2050 category, which returned -0.66% for the period. For more up-to-date information about the most recent performance information of the Fund, please visit www.madisonfunds.com.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

Alternative Funds	4.0%
Bond Funds	14.0%
Foreign Stock Funds	15.5%
Money Market Funds	3.2%
Stock Funds	62.6%
Net Other Assets and Liabilities	0.7%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16

SPDR S&P 500 ETF Trust	30.0%
iShares TIPS Bond Fund ETF	8.0%
PowerShares Buyback Achievers Portfolio ETF	6.0%
iShares MSCI EAFE Minimum Volatility ETF	6.0%
Vanguard Information Technology ETF	5.0%
iShares 20+ Year Treasury Bond ETF	5.0%
iShares Core S&P Mid-Cap ETF	4.0%
Schwab U.S. Dividend Equity ETF	4.0%
SPDR Gold Shares	4.0%
Vanguard FTSE All-World ex-U.S. ETF	3.5%

10

Madison Funds | April 30, 2016

Notes to Review of Period

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes*

The Conservative Allocation Fund Custom Index consists of 28% Russell 3000 Index, 7% MSCI ACWI ex-US Index and 65% Barclays US Aggregate Bond Index. See market index descriptions below.

The Moderate Allocation Fund Custom Index consists of 48% Russell 3000 Index, 12% MSCI ACWI ex-US Index and 40% Barclays US Aggregate Bond Index. See market index descriptions below.

The Aggressive Allocation Fund Custom Index consists of 64% Russell 3000 Index, 16% MSCI ACWI ex-US Index and 20% Barclays US Aggregate Bond Index. See market index descriptions below.

Target Date Fund Indexes
The S&P Target Date® To Index Series

The S&P Target Date® “To” Index Series consists of multi-asset class indices, and corresponds to specific target retirement dates. The series reflects the consensus asset allocation and glide path of a subset of target date funds that generally pursue investment policies characterized by static total equity exposure after retirement and a relatively conservative total equity exposure near retirement. As the overall universe becomes more conservative with the approach of each target date year, so will the index. The asset allocation is based on market observations through an annual survey of “to” target date fund managers, and is categorized by S&P Dow Jones Indices.

•	The S&P Target Date® To 2020 is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2020.
•	The S&P Target Date® To 2030 is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2030.
•	The S&P Target Date® To 2040 is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2040.
•	The S&P Target Date® To 2050 is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2050.

Hybrid Fund Indexes*

The Custom Blended Index consists of 50% S&P 500® Index and 50% Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index. See market index descriptions below.

Market Indexes

The CBOE S&P 500 BuyWrite IndexSM (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy (i.e., holding a long position in and selling covered call options on that position) on the S&P 500® Index.

The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The Barclays U.S. Credit Bond Index is an unmanaged, market capitalization weighted index that covers the U.S. dollar denominated fixed-rate, taxable bond market, with maturities of one year or more.

The Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed-securities, asset-backed securities and corporate securities, with maturities greater than one year.

The Barclays U.S. Intermediate Government Credit Bond Index measures the performance of U.S. dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities with maturities between one and 10 years.

The Barclays U.S. Intermediate Government Credit A+ Bond Index measures the performance of U.S. dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities with quality ratings of A3/A- or better and maturities between one and 10 years.

The Barclays Municipal Bond Index measures the performance of the U.S. dollar denominated long-term tax exempt bond market.

THE MSCI ACWI ex-U.S. Index is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.- based companies. The Index includes both developed and emerging markets.

The MSCI EAFE (Europe, Australasia & Far East) Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000® Index.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

11

Madison Funds | Notes to Review of Period (unaudited) - concluded | April 30, 2016

The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

*The Custom Indexes are calculated using a monthly re-balancing frequency (i.e., rebalanced back to original constituent weight every calendar month-end).

© 2016 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Past performance is no guarantee of future results.

12

Madison Funds | April 30, 2016

Madison Conservative Allocation Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 100.0%
Alternative Funds - 3.2%
SPDR Gold Shares*	18,743	$2,317,573

Bond Funds - 61.9%
Baird Aggregate Bond Fund Institutional
Shares	496,325	5,414,901
iShares 3-7 Year Treasury Bond ETF	42,171	5,297,943
iShares 7-10 Year Treasury Bond ETF	33,042	3,634,620
iShares Intermediate Credit Bond ETF	14,980	1,650,047
iShares TIPS Bond Fund ETF	28,849	3,314,173
Madison Core Bond Fund Class Y (A)	1,527,924	15,462,595
Madison Corporate Bond Fund Class Y (A)	446,801	5,160,547
Metropolitan West Total Return Bond Fund Class I	335,522	3,643,768
SPDR Barclays Short-Term High Yield Bond ETF	55,714	1,481,992

		45,060,586
Foreign Stock Funds - 8.0%
iShares Core MSCI EAFE ETF	34,273	1,857,597
iShares MSCI EAFE Minimum Volatility ETF	21,492	1,444,692
Madison NorthRoad International Fund Class Y (A)	117,514	1,151,638
SPDR S&P Emerging Asia Pacific ETF	8,349	610,562
WisdomTree Europe Hedged Equity Fund	13,921	728,764

		5,793,253
Money Market Funds - 1.9%
State Street Institutional U.S. Government
Money Market Fund, 0.23%, Premier Class	1,413,615	1,413,615

Stock Funds - 25.0%
Energy Select Sector SPDR Fund	3,261	220,150
iShares Russell Mid-Cap ETF	15,356	2,527,290
Madison Dividend Income Fund Class Y (A)	166,112	3,637,848
Madison Investors Fund Class Y (A)	174,675	3,334,544
Madison Large Cap Value Fund Class Y (A)	24,019	353,807
Madison Mid Cap Fund Class Y (A)	128,011	1,093,215
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	120,118	1,768,132
VanEck Vectors Agribusiness ETF	12,846	625,729
Vanguard Growth ETF	5,327	562,584
Vanguard Information Technology ETF	10,002	1,044,309
Vanguard Value ETF	36,036	3,014,051

		18,181,659

TOTAL INVESTMENTS - 100.0%
(Cost $71,891,110**)		72,766,686

NET OTHER ASSETS AND LIABILITIES - 0.0%		(20,872)

TOTAL NET ASSETS - 100.0%		$72,745,814

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $72,070,175.
(A)	Affiliated Company (see Note 12).
ETF	Exchange Traded Fund.

Madison Moderate Allocation Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 100.1%

Alternative Funds - 3.2%
SPDR Gold Shares*	36,395	$4,500,242

Bond Funds - 37.8%
Baird Aggregate Bond Fund Institutional
Shares	435,466	4,750,931
iShares 3-7 Year Treasury Bond ETF	35,946	4,515,896
iShares 7-10 Year Treasury Bond ETF	57,942	6,373,620
iShares Intermediate Credit Bond ETF	71,503	7,876,055
iShares TIPS Bond Fund ETF	37,702	4,331,206
Madison Core Bond Fund Class Y (A)	2,147,334	21,731,019
Metropolitan West Total Return Bond Fund Class I	334,449	3,632,115
SPDR Barclays Short-Term High Yield Bond ETF	26,892	715,327

		53,926,169
Foreign Stock Funds - 13.9%
iShares Core MSCI EAFE ETF	120,955	6,555,761
iShares MSCI EAFE Minimum Volatility ETF	74,059	4,978,246
Madison NorthRoad International Fund Class Y (A)	341,393	3,345,648
SPDR S&P Emerging Asia Pacific ETF	27,527	2,013,050
WisdomTree Europe Hedged Equity Fund	54,593	2,857,944

		19,750,649
Money Market Funds - 1.8%
State Street Institutional U.S. Government
Money Market Fund, 0.23%, Premier Class	2,550,440	2,550,440

Stock Funds - 43.4%
Energy Select Sector SPDR Fund	18,449	1,245,492
iShares Core S&P Mid-Cap ETF	53,300	7,772,739
Madison Dividend Income Fund Class Y (A)	488,689	10,702,291
Madison Investors Fund Class Y (A)	705,317	13,464,496
Madison Large Cap Value Fund Class Y (A)	388,180	5,717,898
Madison Mid Cap Fund Class Y (A)	340,479	2,907,692
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	316,837	4,663,838
VanEck Vectors Agribusiness ETF	39,793	1,938,317
Vanguard Growth ETF	23,461	2,477,716
Vanguard Information Technology ETF	36,085	3,767,635
Vanguard Value ETF	87,137	7,288,139

		61,946,253

TOTAL INVESTMENTS - 100.1%
(Cost $138,151,383**)		142,673,753

NET OTHER ASSETS AND LIABILITIES - (0.1%)		(97,430)

TOTAL NET ASSETS - 100.0%		$142,576,323

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $138,737,398.
(A)	Affiliated Company (see Note 12).
ETF	Exchange Traded Fund.

Madison Aggressive Allocation Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 100.1%

Alternative Funds - 3.1%
SPDR Gold Shares*	15,562	$1,924,241

Bond Funds - 17.5%
iShares 3-7 Year Treasury Bond ETF	10,810	1,358,060
iShares 7-10 Year Treasury Bond ETF	18,971	2,086,810
iShares Intermediate Credit Bond ETF	14,683	1,617,333
Madison Core Bond Fund Class Y (A)	499,599	5,055,943
Metropolitan West Total Return Bond Fund Class I	57,053	619,601

		10,737,747
Foreign Stock Funds - 19.8%
iShares Core MSCI EAFE ETF	75,849	4,111,016
iShares MSCI EAFE Minimum Volatility ETF	45,111	3,032,361
Madison NorthRoad International Fund Class Y (A)	195,535	1,916,245
SPDR S&P Emerging Asia Pacific ETF	20,990	1,534,999
WisdomTree Europe Hedged Equity Fund	29,335	1,535,687

		12,130,308
Money Market Funds - 2.0%
State Street Institutional U.S. Government
Money Market Fund, 0.23%, Premier Class	1,200,365	1,200,365

Stock Funds - 57.7%
Energy Select Sector SPDR Fund	10,368	699,944
iShares Core S&P Mid-Cap ETF	35,139	5,124,320
Madison Dividend Income Fund Class Y (A)	251,245	5,502,257
Madison Investors Fund Class Y (A)	347,381	6,631,500
Madison Large Cap Value Fund Class Y (A)	209,406	3,084,547
Madison Mid Cap Fund Class Y (A)	252,207	2,153,846
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	312,458	4,599,388
VanEck Vectors Agribusiness ETF	21,837	1,063,680
Vanguard Growth ETF	10,976	1,159,175
Vanguard Information Technology ETF	21,241	2,217,773
Vanguard Value ETF	36,910	3,087,152

		35,323,582

TOTAL INVESTMENTS - 100.1%
(Cost $58,851,183**)		61,316,243

NET OTHER ASSETS AND LIABILITIES - (0.1%)		(44,142)

TOTAL NET ASSETS - 100.0%		$61,272,101

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $59,235,087.
(A)	Affiliated Company (see Note 12).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Madison Government Money Market Fund (formerly Madison Cash Reserves Fund) Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 87.9%

Fannie Mae - 29.7%
0.233%, 5/2/16 (A)	$1,065,000	$1,064,993
0.335%, 5/9/16 (A)	700,000	699,949
0.335%, 5/18/16 (A)	650,000	649,899
0.254%, 5/31/16 (A)	250,000	249,948
0.350%, 6/1/16 (A)	400,000	399,881
0.233%, 6/22/16 (A)	900,000	899,701
0.305%, 7/6/16 (A)	1,550,000	1,549,146
0.625%, 8/26/16	250,000	250,165

		5,763,682
Federal Home Loan Bank - 30.7%
0.340%, 5/4/16 (A)	500,000	499,986
0.335%, 5/17/16 (A)	500,000	499,927
0.274%, 5/25/16 (A)	700,000	699,874
0.279%, 6/1/16 (A)	1,100,000	1,099,740
0.289%, 6/16/16 (A)	750,000	749,727
0.314%, 6/17/16 (A)	500,000	499,798
0.289%, 6/20/16 (A)	300,000	299,881
0.304%, 6/24/16 (A)	200,000	199,910
0.325%, 6/30/16 (A)	800,000	799,573
0.340%, 7/13/16 (A)	600,000	599,592

		5,948,008
Freddie Mac - 22.9%
0.366%, 5/10/16 (A)	1,600,000	1,599,877
0.500%, 5/13/16	735,000	735,013
2.500%, 5/27/16	1,008,000	1,009,534
0.365%, 6/9/16 (A)	1,100,000	1,099,571

		4,443,995
U.S. Treasury Notes - 4.6%
0.250%, 5/15/16	900,000	900,055

Total U.S. Government and Agency
Obligations (Cost $17,055,740)		17,055,740

INVESTMENT COMPANIES - 4.2%
State Street Institutional U.S. Government
Money Market Fund, 0.23%, Premier Class	824,518	824,518

Total Investment Companies		824,518

(Cost $824,518)

TOTAL INVESTMENTS - 92.1%
(Cost $17,880,258**)		17,880,258

NET OTHER ASSETS AND LIABILITIES - 7.9%		1,533,154

TOTAL NET ASSETS - 100.0%		$19,413,412

**	Aggregate cost for Federal tax purposes was $17,880,258.
(A)	Rate noted represents annualized yield at time of purchase.

Madison Tax-Free Virginia Fund Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

MUNICIPAL BONDS - 98.5%

Airport - 1.0%
Metropolitan Washington Airports Authority Revenue, Series B, (BHAC-CR), 3.75%, 10/1/18	$210,000	$224,746

Development - 7.3%
Fairfax County Economic Development Authority, Series A, 5%, 10/1/26	150,000	187,429
Norfolk Economic Development Authority, 5%, 11/1/29	480,000	548,098
Powhatan County Economic Development Authority, 3%, 9/15/28	200,000	208,980
Virginia Housing Development Authority, Series C, 1.5%, 4/1/19	200,000	202,628
Wise County Industrial Development Authority Revenue, Series A (A), 1.875%, 11/1/40	500,000	508,975

		1,656,110
Education - 13.7%
Henrico County Economic Development Authority, 4%, 4/15/42	220,000	228,131
University of Virginia, 5%, 6/1/40	255,000	274,689
Virginia College Building Authority, (ST APPROP), 5%, 2/1/23	500,000	617,215
Virginia College Building Authority, (Prerefunded 9/1/18 @ $100), (ST APPROP), 5%, 9/1/26	140,000	153,584
Virginia College Building Authority, Series A, (ST APPROP), 5%, 2/1/29	375,000	414,491
Virginia Commonwealth University, Series A, 5%, 5/1/26	385,000	464,195
Virginia Public School Authority, 5%, 12/1/18	100,000	109,981
Virginia Public School Authority, Series A, (Prerefunded 8/1/18 @ $100), (ST APPROP), 5%, 8/1/27	350,000	382,424
Virginia Public School Authority, (ST AID WITHHLDG), 3%, 8/1/33	450,000	453,825

		3,098,535
Facilities - 7.4%
New River Valley Regional Jail Authority, 5%, 10/1/25	100,000	126,001
Newport News Economic Development Authority, (Prerefunded 7/1/16 @ $100), 5%, 7/1/25	745,000	750,327
Stafford County & Staunton Industrial Development Authority, (NATL-RE), 4.5%, 8/1/25	50,000	50,065
Virginia Public Building Authority, Series B, (Prerefunded 8/1/18 @ $100), 5.25%, 8/1/23	200,000	219,872
Western Regional Jail Authority, 3.125%, 12/1/29	500,000	521,685

		1,667,950
General - 12.4%
Fairfax County Economic Development Authority, 4.25%, 8/1/29	340,000	376,802
Loudoun County Economic Development Authority Revenue, 3%, 12/1/29	535,000	551,194
Northern Virginia Transportation Authority, 5%, 6/1/30	780,000	949,135
Puerto Rico Public Finance Corp, (Escrowed To Maturity) (AMBAC)*, 5.5%, 8/1/27	100,000	132,352
Territory of Guam, Series A, 5%, 1/1/26	150,000	171,894
Virgin Islands Public Finance Authority, (NATL-RE), 5%, 10/1/23	100,000	101,758
Virginia Beach Development Authority, Series A, 3.5%, 5/1/30	250,000	264,845
Virginia Resources Authority, (MORAL OBLG), 5%, 11/1/23	200,000	239,098

		2,787,078
General Obligation - 21.0%
City of Danville VA, Series A, (ST AID WITHHLDG), 5%, 8/1/23	190,000	234,295
City of Fredericksburg VA, Series A, 3.625%, 7/15/30	400,000	419,116
City of Hampton VA, Series A, 5%, 1/15/21	250,000	276,825
City of Norfolk VA, Series A (Prerefunded 11/1/19 @ $100), 4.125%, 11/1/27	75,000	83,214
City of Portsmouth VA, Series A, (ST AID WITHHLDG), 5%, 2/1/31	635,000	753,250
City of Richmond VA, Series C, (ST AID WITHHLDG), 5%, 7/15/22	100,000	116,042
City of Roanoke VA, Series A, (Prerefunded 2/1/20 @ $100), (ST AID WITHHLDG), 5%, 2/1/25	230,000	264,157
City of Virginia Beach VA, Series A, 4%, 8/1/22	300,000	348,600
Commonwealth of Virginia, Series B (Prerefunded 6/1/18 @ $100), 5%, 6/1/21	175,000	190,285
Commonwealth of Virginia, Series A, 5%, 6/1/23	500,000	626,575
Commonwealth of Virginia, Series B, 5%, 6/1/27	150,000	168,269
County of Arlington VA, (Prerefunded 1/15/17 @ $100), 5%, 1/15/25	175,000	180,397
County of Fairfax VA, Series B, (ST AID WITHHLDG), 4%, 10/1/22	250,000	292,042
County of Henrico VA, Series A, (Prerefunded 12/1/18 @ $100), 5%, 12/1/24	200,000	221,636
County of Henrico VA, 5%, 7/15/25	150,000	174,264
County of Prince William VA, (ST AID WITHHLDG), 5%, 8/1/21	105,000	125,859
Town of Leesburg VA, (ST AID WITHHLDG), 5%, 1/15/25	90,000	115,508
Town of Leesburg VA, Series A, 5%, 1/15/41	135,000	154,896

		4,745,230
Medical - 7.4%
Fredericksburg Economic Development Authority, 5.25%, 6/15/18	250,000	268,293
Harrisonburg Industrial Development Authority, (AMBAC)*, 5%, 8/15/46	180,000	181,973
Henrico County Economic Development Authority, (NATL-RE), 6%, 8/15/16	60,000	60,899
Norfolk Economic Development Authority, Series B, 5%, 11/1/36	480,000	551,184
Roanoke Economic Development Authority, Series B, (Escrowed To Maturity) (NATL-RE), 6.125%, 7/1/17	265,000	273,779
Virginia Small Business Financing Authority, 5%, 11/1/40	300,000	336,693

		1,672,821

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Madison Tax-Free Virginia Fund Portfolio of Investments (unaudited) - continued

	Par Value	Value (Note 2)

MUNICIPAL BONDS - continued

Multifamily Housing - 6.1%
Fairfax County Redevelopment & Housing Authority, 4.75%, 10/1/36	$725,000	$780,919
Fairfax County Redevelopment & Housing Authority, 5%, 10/1/39	300,000	325,887
Virginia Housing Development Authority, Series E, 4.8%, 10/1/39	250,000	259,115

		1,365,921
Power - 4.3%
Chesterfield County Economic Development Authority, Series A, 5%, 5/1/23	565,000	627,201
Puerto Rico Electric Power Authority, (BHAC-CR MBIA-RE FGIC), 5.25%, 7/1/24	290,000	346,982

		974,183
Transportation - 5.6%
Puerto Rico Highways & Transportation Authority, Series N, (ASSURED GTY), 5.25%, 7/1/34	100,000	103,978
Richmond Metropolitan Authority, (Escrowed To Maturity) (NATL-RE), 5.25%, 7/15/22	60,000	69,268
Richmond Metropolitan Authority, (NATL-RE), 5.25%, 7/15/22	140,000	162,400
Virginia Commonwealth Transportation Board, Series A, 5%, 9/15/24	225,000	270,866
Virginia Commonwealth Transportation Board, 5%, 3/15/25	535,000	651,138

		1,257,650
Utilities - 1.5%
City of Richmond VA, Series A, 5%, 1/15/38	300,000	349,596

Water - 10.8%
Fairfax County Water Authority, 5.25%, 4/1/23	180,000	226,829
Fairfax County Water Authority, 5%, 4/1/27	150,000	181,464
Hampton Roads Sanitation District, (Prerefunded 4/1/18 @ $100), 5%, 4/1/33	90,000	97,179
Hampton Roads Sanitation District, (Prerefunded 4/1/18 @ $100), 5%, 4/1/33	160,000	172,923
Prince William County Service Authority, 5%, 7/1/22	250,000	306,228
Upper Occoquan Sewage Authority, Series A, (NATL-RE), 5.15%, 7/1/20	500,000	544,740
Virginia Resources Authority, (Prerefunded 10/1/19 @ $100), (ST AID WITHHLDG), 5%, 10/1/23	500,000	569,195
Virginia Resources Authority, (Prerefunded 10/1/19 @ $100), (ST AID WITHHLDG), 4.5%, 10/1/28	160,000	179,462
Virginia Resources Authority, (Prerefunded 11/1/16 @ $100), 5%, 11/1/31	140,000	143,006
Virginia Resources Authority, 5%, 11/1/31	20,000	20,421

		2,441,447

TOTAL INVESTMENTS - 98.5% (Cost $21,136,708**)		22,241,267

NET OTHER ASSETS AND LIABILITIES - 1.5%		327,461

TOTAL NET ASSETS - 100.0%		$22,568,728

*	This bond is covered by insurance issued by Ambac Assurance Corporation (“AMBAC”). On November 8, 2010, Ambac Financial Group, Inc., the holding company of AMBAC, announced that it had filed for Chapter 11 bankruptcy protection. Although AMBAC’s claim-paying ability appears strong at this point, its ultimate ability to guarantee timely payment of principal and interest on these bonds, should they default, will be dependent on the timing and magnitude of losses within the entity’s overall portfolio.
**	Aggregate cost for Federal tax purposes was $21,136,708.
(A)	Floating rate or variable rate note. Rate shown is as of April 30, 2016.

AMBAC	AMBAC Indemnity Corp.
ASSURED GTY	Assured Guaranty.
BHAC-CR	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
MBIA-RE	MBIA Insurance Corp.
MORAL OBLG	Moral Obligation.
NATL-RE	National Public Finance Guarantee Corp.
ST AID WITHHLDG	State Aid Withholding.
ST APPROP	State Appropriations.

Madison Tax-Free National Fund Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

MUNICIPAL BONDS - 97.6%

Alabama - 2.4%
Alabama Incentives Financing Authority Revenue, Series A, 5%, 9/1/29	$300,000	$336,417
Tuscaloosa Public Educational Building Authority, (ASSURED GTY), 6.375%, 7/1/28	295,000	327,158

		663,575
Arkansas - 0.7%
City of Fort Smith AR Water & Sewer Revenue, (AGM), 5%, 10/1/21	175,000	191,263

Colorado - 1.8%
El Paso County Facilities Corp., Certificate Participation, Series A, 5%, 12/1/27	400,000	507,336

Delaware - 1.5%
State of Delaware, General Obligation, Series A, 5%, 8/1/25	345,000	430,512

Florida - 12.4%
City of Port St. Lucie FL Utility System Revenue, 5%, 9/1/27	600,000	712,308
County of Miami-Dade FL, Series B, 5%, 3/1/25	525,000	640,720
Hillsborough County Industrial Development Authority, 5%, 10/1/34	450,000	505,247
Lee County Industrial Development Authority, 5%, 11/1/28	500,000	581,890
Orlando Utilities Commission, Series C, 5%, 10/1/22	525,000	642,253
Palm Beach County Solid Waste Authority, 5%, 10/1/24	300,000	358,305

		3,440,723

Georgia - 4.8%
City of Atlanta GA Water & Wastewater Revenue, (AGM), 5.75%, 11/1/30	300,000	423,300
City of Columbus GA Water & Sewerage Revenue, Series A, 5%, 5/1/31	430,000	515,007
Dublin GA School District, General Obligation, (ST AID WITHHLDG), 4%, 4/1/23	135,000	154,836
Georgia State Road & Tollway Authority, Series A, 5%, 6/1/21	90,000	100,699
Private Colleges & Universities Authority, Series C, 5%, 9/1/38	130,000	140,978

		1,334,820
Hawaii - 2.0%
State of Hawaii, General Obligation, Series EY, 5%, 10/1/25	435,000	558,444

Illinois - 0.7%
Regional Transportation Authority, Series A, (AMBAC GO of AUTH)*, 7.2%, 11/1/20	165,000	190,464

Indiana - 3.5%
Indiana Finance Authority, 5%, 2/1/21	400,000	458,612
Indianapolis Local Public Improvement Bond Bank, Series A, (ASSURED GTY), 5.5%, 1/1/38	475,000	527,217

		985,829
Iowa - 2.8%
City of Bettendorf IA, General Obligation, Series A, 5%, 6/1/28	475,000	545,751
City of Bettendorf IA, General Obligation, Series A, 5%, 6/1/30	210,000	240,559

		786,310
Kansas - 3.3%
City of Wichita KS, General Obligation, Series 816, 5%, 12/1/24	510,000	651,234
Shawnee County Unified School District No. 437, General Obligation, 4%, 9/1/24	220,000	260,808

		912,042
Maryland - 5.6%
City of Rockville MD, General Obligation, Series A, 5%, 6/1/24	600,000	765,948
Maryland State Transportation Authority, Series A, 5%, 7/1/18	100,000	109,013
Montgomery County Revenue Authority, Series A, 5%, 5/1/31	600,000	694,686

		1,569,647
Michigan - 3.4%
Detroit City School District, General Obligation, Series A, (FGIC Q-SBLF), 6%, 5/1/20	400,000	467,792
Redford Unified School District No. 1, General Obligation, (AMBAC Q-SBLF)*, 5%, 5/1/22	410,000	471,525

		939,317

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Madison Tax-Free National Fund Portfolio of Investments (unaudited) - continued

	Par Value	Value (Note 2)

MUNICIPAL BONDS - continued

Missouri - 6.1%
County of St Louis MO, Series D, (Escrowed To Maturity), 5.65%, 2/1/20	$500,000	$581,160
Missouri State Board of Public Buildings, Series B, 4%, 4/1/25	525,000	609,357
Springfield School District No. R-12, General Obligation, Series B, (ST AID DIR DEP), 5%, 3/1/25	400,000	510,372

		1,700,889
New Jersey - 4.2%
City of Elizabeth NJ, General Obligation, (AGM), 3%, 4/1/24	300,000	325,731
New Jersey State Turnpike Authority, Series A, (BHAC-CR FSA), 5.25%, 1/1/28	250,000	327,725
New Jersey State Turnpike Authority, Series A, (BHAC-CR FSA), 5.25%, 1/1/29	250,000	329,620
Union County Improvement Authority, Series A, 4%, 2/1/25	150,000	172,341

		1,155,417
New Mexico - 1.8%
Farmington Municipal School District No. 5, General Obligation, Series A, (ST AID WITHHLDG), 3%, 9/1/23	450,000	489,731

New York - 3.3%
New York State Dormitory Authority, Series 1, (BHAC-CR AMBAC)*, 5.5%, 7/1/31	250,000	334,080
Port Authority of New York & New Jersey, (GO of AUTH), 5.375%, 3/1/28	455,000	578,824

		912,904
North Carolina - 5.2%
North Carolina Medical Care Commission, Series A, (HUD SECT 8), 5.5%, 10/1/24	500,000	501,650
State of North Carolina, Series A, 4.5%, 5/1/27	200,000	219,896
State of North Carolina, General Obligation, Series D, 4%, 6/1/21	100,000	114,702
Town of Cary NC Combined Utility Systems Revenue, 5%, 12/1/23	500,000	618,705

		1,454,953
Ohio - 2.2%
Cleveland-Cuyahoga County Port Authority, 5%, 7/1/24	500,000	613,650

Pennsylvania - 0.6%
Lehigh County General Purpose Authority, Series A, (NATL-RE GO of HOSP), 7%, 7/1/16	170,000	171,737

South Carolina - 9.0%
Anderson County School District No. 1, General Obligation, Series A, (SCSDE), 5%, 3/1/25	720,000	921,398
City of Bennettsville SC Combined Utility System Revenue, (BAM), 3.5%, 2/1/24	465,000	525,827
County of Richland SC, General Obligation, Series A, (ST AID WITHHLDG), 4%, 3/1/27	495,000	570,631
York County School District No. 1, General Obligation, Series A, (Prerefunded 3/1/19 @ $100), (SCSDE), 5%, 3/1/27	440,000	491,515

		2,509,371
Tennessee - 1.8%
Gibson County Special School District, (BAM), 5%, 4/1/26	300,000	368,727
Jackson Energy Authority, 4.75%, 6/1/25	100,000	117,595

		486,322
Texas - 9.7%
Beaumont Independent School District, General Obligation, (PSF-GTD), 4.75%, 2/15/38	300,000	325,854
City of San Antonio TX, Water System Revenue, 5.125%, 5/15/29	500,000	551,275
Liberty Hill Independent School District, General Obligation, (PSF-GTD), 5%, 8/1/26	410,000	460,639
Mueller Local Government Corp., 5%, 9/1/25	500,000	507,325
San Jacinto College District Revenue, 3.625%, 2/15/30	250,000	262,963
San Jacinto River Authority, (BAM), 4%, 10/1/23	200,000	227,856
State of Texas, General Obligation, Series C, 5%, 8/1/27	330,000	372,220

		2,708,132
Virginia - 2.2%
Fairfax County Redevelopment & Housing Authority, 5%, 10/1/39	100,000	108,629
Virginia Commonwealth Transportation Board, 5%, 3/15/23	200,000	241,020
Virginia Housing Development Authority, Series E, 4.8%, 10/1/39	250,000	259,115

		608,764
Washington - 3.0%
State of Washington, General Obligation, Series E, 5%, 2/1/29	205,000	248,573
University of Washington, Series A, 5%, 7/1/32	500,000	598,660

		847,233
Wisconsin - 3.6%
Maple School District, General Obligation, Series A, 5%, 4/1/24	650,000	796,763
Wisconsin Health & Educational Facilities Authority, 5.25%, 10/1/21	200,000	203,486

		1,000,249

TOTAL INVESTMENTS - 97.6% (Cost $25,243,929**)		27,169,634

NET OTHER ASSETS AND LIABILITIES - 2.4%		671,016

TOTAL NET ASSETS - 100.0%		$27,840,650

*	This bond is covered by insurance issued by Ambac Assurance Corporation (“AMBAC”). On November 8, 2010, Ambac Financial Group, Inc., the holding company of AMBAC, announced that it had filed for Chapter 11 bankruptcy protection. Although AMBAC’s claim-paying ability appears strong at this point, its ultimate ability to guarantee timely payment of principal and interest on these bonds, should they default, will be dependent on the timing and magnitude of losses within the entity’s overall portfolio.
**	Aggregate cost for Federal tax purposes was $25,243,929.

AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Indemnity Corp.
ASSURED GTY	Assured Guaranty.
BAM	Build America Mutual Assurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance.
GO of AUTH	General Obligation of the Authority.
GO of HOSP	General Obligation of the Hospital District.
HUD SECT 8	HUD Insured Multifamily Housing.
NATL-RE	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed.
Q-SBLF	Qualified School Board Loan Fund.
SCSDE	South Carolina School District-Enhanced (State of SC’s Intercept program).
ST AID DIR DEP	State Aid Direct Deposit.
ST AID WITHHLDG	State Aid Withholding.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Madison High Quality Bond Fund Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 37.8%

Consumer Discretionary - 6.5%
Comcast Corp., 3.125%, 7/15/22	$2,000,000	$2,119,950
Home Depot Inc./The, 2%, 6/15/19	2,000,000	2,046,440
Target Corp., 2.9%, 1/15/22	2,000,000	2,115,818
Walt Disney Co./The, MTN, 1.1%, 12/1/17	750,000	753,169

		7,035,377
Consumer Staples - 1.5%
Coca-Cola Co./The, 2.45%, 11/1/20	1,500,000	1,565,630

Energy - 1.4%
Chevron Corp., 2.427%, 6/24/20	1,500,000	1,541,240

Financials - 12.6%
American Express Credit Corp., 2.125%, 7/27/18	1,000,000	1,015,518
Bank of New York Mellon Corp./The, MTN, 1.35%, 3/6/18	500,000	501,899
Goldman Sachs Group Inc./The, 2.625%, 1/31/19	1,360,000	1,387,850
John Deere Capital Corp., MTN, 1.4%, 3/15/17	2,000,000	2,011,918
JPMorgan Chase & Co., 2.25%, 1/23/20	2,000,000	2,014,644
Morgan Stanley, 2.8%, 6/16/20	2,000,000	2,039,200
Simon Property Group L.P., 4.125%, 12/1/21	1,750,000	1,927,049
US Bancorp, MTN, 1.95%, 11/15/18	750,000	763,417
Wells Fargo & Co., 5.625%, 12/11/17	2,000,000	2,136,308

		13,797,803
Health Care - 2.9%
Merck & Co. Inc., 3.875%, 1/15/21	1,500,000	1,640,308
UnitedHealth Group Inc., 2.875%, 3/15/23	1,500,000	1,541,232

		3,181,540
Industrials - 3.4%
General Electric Co., MTN, 5.625%, 9/15/17	2,000,000	2,127,252
United Parcel Service Inc., 5.5%, 1/15/18	1,500,000	1,616,511

		3,743,763
Information Technology - 9.5%
Apple Inc., 2.4%, 5/3/23	1,500,000	1,506,630
Cisco Systems Inc., 2.2%, 2/28/21	1,500,000	1,530,645
Intel Corp., 1.95%, 10/1/16	2,000,000	2,010,922
Microsoft Corp., 3%, 10/1/20	1,500,000	1,607,400
Texas Instruments Inc., 2.375%, 5/16/16	2,000,000	2,001,262
Visa Inc., 2.2%, 12/14/20	1,700,000	1,743,940

		10,400,799

Total Corporate Notes and Bonds
(Cost $40,273,737)		41,266,152

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 59.4%

Fannie Mae - 13.8%
1.250%, 9/28/16	4,000,000	4,012,500
1.375%, 11/15/16	3,000,000	3,013,680
1.250%, 1/30/17	4,000,000	4,019,300
0.875%, 2/8/18	4,000,000	4,002,984

		15,048,464
Freddie Mac - 6.2%
2.500%, 5/27/16	5,000,000	5,007,820
2.375%, 1/13/22	1,750,000	1,829,506

		6,837,326
U.S. Treasury Notes - 39.4%
0.875%, 1/31/17	3,000,000	3,007,266
3.000%, 2/28/17	4,000,000	4,079,532
3.875%, 5/15/18	4,500,000	4,785,471
1.500%, 12/31/18	4,000,000	4,066,092
1.250%, 1/31/19	4,000,000	4,039,064
1.500%, 3/31/19	4,000,000	4,068,280
3.125%, 5/15/19	4,000,000	4,264,220
1.125%, 12/31/19	4,500,000	4,506,853
3.625%, 2/15/20	4,000,000	4,377,500
2.625%, 11/15/20	3,000,000	3,181,290
2.500%, 8/15/23	2,500,000	2,653,613

		43,029,181

Total U.S. Government and Agency
Obligations (Cost $64,111,962)		64,914,971
	Shares

SHORT-TERM INVESTMENTS - 2.1%
State Street Institutional U.S. Government
Money Market Fund, 0.23%, Premier Class	2,327,071	2,327,071

Total Short-Term Investments
(Cost $2,327,071)		2,327,071

TOTAL INVESTMENTS - 99.3%
(Cost $106,712,770**)		108,508,194

NET OTHER ASSETS AND LIABILITIES - 0.7%		770,661

TOTAL NET ASSETS - 100.0%		$109,278,855

**	Aggregate cost for Federal tax purposes was $106,712,770.
MTN	Medium Term Note.

Madison Core Bond Fund Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

ASSET BACKED SECURITIES - 3.3%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$64,040	$66,747
Ally Master Owner Trust, Series 2014-4, Class A2, 1.43%, 6/17/19	750,000	749,840
CarMax Auto Owner Trust, Series 2015-1, Class A2, 0.88%, 3/15/18	436,685	436,600
CNH Equipment Trust, Series 2014-A, Class A3, 0.84%, 5/15/19	437,223	436,678
Ford Credit Auto Owner Trust, Series 2014-A, Class A3, 0.79%, 5/15/18	349,876	349,733
GreatAmerica Leasing Receivables, Series 2015-1, Class A2 (B), 1.12%, 6/20/17	313,500	313,240
Hyundai Auto Receivables Trust, Series 2014-A, Class A3, 0.79%, 7/16/18	158,375	158,330
John Deere Owner Trust, Series 2014-B, Class A2A, 0.54%, 7/17/17	49,837	49,828
Mercedes-Benz Auto Lease Trust, Series 2014-A, Class A4, 0.9%, 12/16/19	1,108,399	1,108,371
Santander Drive Auto Receivables Trust, Series 2012-3, Class C, 3.01%, 4/16/18	81,059	81,158
Santander Drive Auto Receivables Trust, Series 2013-3 Class B, 1.19%, 5/15/18	124,308	124,308
Santander Drive Auto Receivables Trust, Series 2014-2, Class B, 1.62%, 2/15/19	978,245	979,411
Santander Drive Auto Receivables Trust, Series 2013-5, Class C, 2.25%, 6/17/19	1,000,000	1,005,623
Santander Drive Auto Receivables Trust, Series 2013-4, Class C, 3.25%, 1/15/20	900,000	910,414
Volkswagen Auto Lease Trust, Series 2014- A, Class A3, 0.8%, 4/20/17	251,271	251,052
Volvo Financial Equipment LLC, Series 2014-1A, Class A3 (B), 0.82%, 4/16/18	361,473	360,780

Total Asset Backed Securities
(Cost $7,389,929)		7,382,113

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.6%
Fannie Mae REMICS, Series 2015-12, Class NI, IO, 3.5%, 3/25/30	3,119,409	366,750
Fannie Mae REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	425,000	456,412
Fannie Mae REMICS, Series 2011-36, Class QB, 4%, 5/25/31	1,000,000	1,096,409
Fannie Mae REMICS, Series 2001-73, Class GZ, 6%, 12/25/31	407,358	465,222
Fannie Mae REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	293,926	333,365
Fannie Mae REMICS, Series 2015-44, Class GI, IO, 3%, 11/25/40	1,122,589	87,676
Fannie Mae REMICS, Series 2016-21, Class BA, 3%, 3/25/42	987,681	1,023,399
Freddie Mac REMICS, Series 3825, Class CB, 3.5%, 3/15/26	1,000,000	1,070,607
Freddie Mac REMICS, Series 4066, Class DI, IO, 3%, 6/15/27	4,335,455	420,247
Government National Mortgage Association, Series 2015-53, Class IL, IO, 3%, 9/20/44	3,076,407	375,240

Total Collateralized Mortgage
Obligations (Cost $5,889,898)		5,695,327

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.3%
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A1A (A), 5.65%, 6/11/50	1,086,929	1,135,183
FHLMC Multifamily Structured Pass Through Certificates, Series K718, Class X1, IO (A), 0.771%, 1/25/22	24,360,248	760,149
FREMF Mortgage Trust, Series 2012-K708, Class B (A) (B), 3.883%, 2/25/45	1,250,000	1,282,136
FREMF Mortgage Trust, Series 2012-K501, Class B (A) (B), 3.48%, 11/25/46	650,000	653,132
FREMF Mortgage Trust, Series 2011-K701, Class C (A) (B), 4.436%, 7/25/48	1,250,000	1,259,212

Total Commercial Mortgage-Backed Securities (Cost $5,208,981)
		5,089,812

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Madison Core Bond Fund Portfolio of Investments (unaudited) - continued

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 31.2%

Consumer Discretionary - 6.1%
CCO Safari II LLC (B), 4.464%, 7/23/22	$1,000,000	$1,063,239
Delphi Automotive PLC (C), 3.15%, 11/19/20	1,000,000	1,018,618
ERAC USA Finance LLC (B), 6.7%, 6/1/34	250,000	316,326
Expedia Inc. (B), 5%, 2/15/26	1,000,000	1,016,104
Ford Motor Credit Co. LLC, MTN, 2.943%, 1/8/19	1,000,000	1,024,361
General Motors Financial Co. Inc., 4.2%, 3/1/21	900,000	948,460
Georgia-Pacific LLC (B), 3.163%, 11/15/21	1,000,000	1,027,371
GLP Capital L.P./GLP Financing II Inc., 4.875%, 11/1/20	275,000	290,125
Harman International Industries Inc., 4.15%, 5/15/25	1,000,000	1,020,765
Lennar Corp., 4.75%, 4/1/21	500,000	520,750
Newell Brands Inc., 4.2%, 4/1/26	1,100,000	1,162,140
Nissan Motor Acceptance Corp. (B), 2.65%, 9/26/18	500,000	511,665
Omnicom Group Inc., 3.6%, 4/15/26	750,000	780,858
QVC Inc., 3.125%, 4/1/19	800,000	810,460
Sirius XM Radio Inc. (B), 6%, 7/15/24	525,000	553,927
Toll Brothers Finance Corp., 4%, 12/31/18	450,000	465,750
Walgreens Boots Alliance Inc., 4.5%, 11/18/34	1,000,000	998,243

		13,529,162
Consumer Staples - 2.6%
Anheuser-Busch InBev Finance Inc., 4.9%, 2/1/46	300,000	340,217
CVS Health Corp. (B), 4.75%, 12/1/22	1,000,000	1,124,562
CVS Health Corp., 5.125%, 7/20/45	1,000,000	1,168,648
JM Smucker Co./The, 3.5%, 3/15/25	1,000,000	1,049,113
Kraft Heinz Foods Co., 3.5%, 6/6/22	1,000,000	1,061,061
Kraft Heinz Foods Co. (B), 3.95%, 7/15/25	1,000,000	1,067,806

		5,811,407
Energy - 6.4%
Antero Resources Corp., 5.625%, 6/1/23	300,000	291,000
Energy Transfer Partners L.P., 5.2%, 2/1/22	1,000,000	1,010,274
Enterprise Products Operating LLC, 3.75%, 2/15/25	1,000,000	1,031,856
Helmerich & Payne International Drilling Co., 4.65%, 3/15/25	1,000,000	1,032,775
Hess Corp., 7.875%, 10/1/29	240,000	271,845
Kinder Morgan Inc. (B), 5%, 2/15/21	1,000,000	1,035,514
Marathon Oil Corp., 2.7%, 6/1/20	1,000,000	931,713
Marathon Petroleum Corp., 2.7%, 12/14/18	500,000	509,099
Phillips 66, 4.65%, 11/15/34	1,000,000	1,054,304
Phillips 66 Partners L.P., 3.605%, 2/15/25	1,300,000	1,237,428
Pioneer Natural Resources Co., 3.45%, 1/15/21	1,000,000	1,014,788
Schlumberger Holdings Corp. (B), 2.35%, 12/21/18	1,800,000	1,824,919
Tosco Corp., 7.8%, 1/1/27	1,000,000	1,235,111
Valero Energy Corp., 6.625%, 6/15/37	1,000,000	1,123,793
Williams Partners L.P./ACMP Finance Corp., 4.875%, 5/15/23	750,000	688,352

		14,292,771
Financials - 6.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (C), 3.75%, 5/15/19	450,000	456,188
Air Lease Corp., 3.875%, 4/1/21	450,000	457,875
Air Lease Corp., 3.75%, 2/1/22	1,000,000	1,010,212
Apollo Management Holdings L.P. (B), 4%, 5/30/24	1,000,000	1,010,616
Bank of America Corp., MTN, 3.3%, 1/11/23	1,000,000	1,016,283
Berkshire Hathaway Inc., 3.125%, 3/15/26	250,000	260,342
Boston Properties L.P., 3.65%, 2/1/26	450,000	471,183
Glencore Funding LLC (B), 3.125%, 4/29/19	825,000	787,875
Goldman Sachs Group Inc./The, 5.75%, 1/24/22	1,000,000	1,150,889
Goldman Sachs Group Inc./The, 4.75%, 10/21/45	1,000,000	1,064,175
JPMorgan Chase & Co., 3.125%, 1/23/25	1,000,000	1,002,721
Liberty Mutual Group Inc. (B), 4.25%, 6/15/23	1,250,000	1,309,681
Morgan Stanley, 4.3%, 1/27/45	1,000,000	1,015,552
Regions Bank, 2.25%, 9/14/18	1,000,000	1,004,510
Shell International Finance BV (C), 2.25%, 11/10/20	1,000,000	1,017,174
Synchrony Financial, 2.6%, 1/15/19	1,000,000	1,007,244
Synchrony Financial, 3.75%, 8/15/21	700,000	720,479

		14,762,999
Health Care - 2.8%
AbbVie Inc., 4.7%, 5/14/45	1,000,000	1,062,073
Actavis Funding SCS (C), 4.75%, 3/15/45	1,000,000	1,011,528
Cardinal Health Inc., 1.95%, 6/15/18	1,000,000	1,010,465
Express Scripts Holding Co., 3.3%, 2/25/21	675,000	696,544
Forest Laboratories Inc. (B), 5%, 12/15/21	200,000	220,641
HCA Inc., 3.75%, 3/15/19	800,000	822,000
Prospect Medical Holdings Inc. (B), 8.375%, 5/1/19	250,000	257,813
UnitedHealth Group Inc., 4.75%, 7/15/45	1,000,000	1,155,426

		6,236,490
Industrials - 2.4%
ADT Corp./The, 4.125%, 4/15/19	475,000	509,437
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	285,000	349,326
CRH America Inc. (B), 3.875%, 5/18/25	1,000,000	1,047,820
Hertz Corp./The, 7.5%, 10/15/18	500,000	508,380
International Lease Finance Corp., 8.875%, 9/1/17	500,000	538,125
Lockheed Martin Corp., 4.7%, 5/15/46	1,000,000	1,149,845
Masco Corp., 4.375%, 4/1/26	700,000	721,000
United Rentals North America Inc., 6.125%, 6/15/23	400,000	415,000

		5,238,933
Information Technology - 1.7%
Analog Devices Inc., 5.3%, 12/15/45	600,000	696,533
Autodesk Inc., 4.375%, 6/15/25	1,000,000	1,030,342
CDW LLC/CDW Finance Corp., 5%, 9/1/23	200,000	204,824
First Data Corp. (B), 6.75%, 11/1/20	500,000	525,000
Hewlett-Packard Enterprise Co. (B), 6.35%, 10/15/45	350,000	348,953
Microsoft Corp., 3.5%, 2/12/35	1,000,000	1,001,531

		3,807,183
Materials - 0.6%
Alcoa Inc., 5.125%, 10/1/24	200,000	194,750
Packaging Corp. of America, 3.65%, 9/15/24	1,000,000	1,006,194

		1,200,944
Telecommunication Services - 1.5%
AT&T Inc., 4.75%, 5/15/46	1,000,000	1,007,622
Frontier Communications Corp. (B), 11%, 9/15/25	250,000	252,500
Harris Corp., 5.054%, 4/27/45	1,000,000	1,081,650
Verizon Communications Inc., 4.4%, 11/1/34	1,000,000	1,019,142

		3,360,914
Utilities - 0.5%
Black Hills Corp., 4.25%, 11/30/23	1,000,000	1,068,129

Total Corporate Notes and Bonds
(Cost $67,242,595)		69,308,932

LONG TERM MUNICIPAL BONDS - 10.7%
City of Laredo TX, General Obligation, 6.566%, 2/15/39	1,500,000	1,644,495
City of Reading PA, General Obligation, (AGM), 5.3%, 11/1/33	1,500,000	1,595,475
County of Clark NV, General Obligation, Series C, 7%, 7/1/38	1,000,000	1,181,580
County of Palm Beach FL Revenue, 5%, 11/1/33	1,880,000	2,026,903
County of Pasco FL Water & Sewer Revenue, Series B, 6.76%, 10/1/39	1,500,000	1,711,815
East Baton Rouge Sewerage Commission Revenue, 6.087%, 2/1/45	2,000,000	2,231,740
Las Vegas Valley Water District, General Obligation, Series A, 7.1%, 6/1/39	1,000,000	1,138,690
Metropolitan Water District of Southern California Revenue, Series D, 6.538%, 7/1/39	420,000	472,403
New York City Water & Sewer System Revenue, 6.491%, 6/15/42	1,025,000	1,163,785
Northside Independent School District, General Obligation, Series B, (PSF-GTD), 5.741%, 8/15/35	1,600,000	1,753,712
Rancho Water District Financing Authority Revenue, Series A, 6.337%, 8/1/40	1,000,000	1,135,320
South Dakota State Building Authority Revenue, Series F, 4.7%, 6/1/32	1,250,000	1,347,963
State of Iowa Revenue, 6.75%, 6/1/34	2,000,000	2,287,720
State of Michigan Revenue, Series B, 7.625%, 9/15/27	1,500,000	1,705,140
West Contra Costa Unified School District, General Obligation, 8.46%, 8/1/34	2,000,000	2,375,500

Total Long Term Municipal Bonds
(Cost $23,349,192)		23,772,241

MORTGAGE BACKED SECURITIES - 22.7%

Fannie Mae - 14.3%
6%, 5/1/16 Pool # 582558	29	29
3%, 12/1/26 Pool # AB4086	665,234	696,720
3%, 3/1/27 Pool # AK6784	1,283,048	1,343,652
3%, 5/1/27 Pool # AL1715	975,303	1,021,301
3.5%, 5/1/29 Pool # AW3740	1,368,902	1,452,021
3.5%, 8/1/29 Pool # MA2003	1,108,988	1,173,574
3.5%, 10/1/29 Pool # AX3155	585,594	622,126
3%, 4/1/30 Pool # AS4877	489,822	512,049
3%, 9/1/30 Pool # 890696	1,461,670	1,531,738
7%, 11/1/31 Pool # 607515	10,010	11,383
6.5%, 3/1/32 Pool # 631377	52,036	59,661
6.5%, 5/1/32 Pool # 636758	2,380	2,729
7%, 5/1/32 Pool # 644591	1,692	1,896
6.5%, 6/1/32 Pool # 545691	106,100	123,835
5.5%, 11/1/33 Pool # 555880	125,819	142,269
5%, 5/1/34 Pool # 780890	56,203	62,434
7%, 7/1/34 Pool # 792636	8,114	8,460
4%, 2/1/35 Pool # MA2177	1,262,098	1,360,468

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Madison Core Bond Fund Portfolio of Investments (unaudited) - continued

	Par Value	Value (Note 2)

MORTGAGE BACKED SECURITIES - continued

Fannie Mae - continued
5%, 8/1/35 Pool # 829670	$118,827	$131,695
5%, 9/1/35 Pool # 820347	154,452	174,314
5%, 9/1/35 Pool # 835699	130,976	147,868
3.5%, 12/1/35 Pool # MA2473	1,455,411	1,537,155
4.5%, 12/1/35 Pool # 745147	22,206	24,284
5%, 12/1/35 Pool # 850561	53,163	58,928
6%, 11/1/36 Pool # 902510	108,501	125,657
5.5%, 5/1/37 Pool # 928292	149,392	167,058
6%, 10/1/37 Pool # 947563	139,791	162,117
6.5%, 12/1/37 Pool # 889072	123,928	142,565
6.5%, 8/1/38 Pool # 987711	253,737	305,705
4.5%, 8/1/40 Pool # AD8243	125,464	136,896
4%, 9/1/40 Pool # AE3039	1,124,480	1,213,923
4%, 1/1/41 Pool # AB2080	927,119	997,450
5.5%, 7/1/41 Pool # AL6588	914,592	1,030,544
4%, 9/1/41 Pool # AJ1406	792,297	850,521
4%, 10/1/41 Pool # AJ4046	1,141,935	1,232,786
3.5%, 11/1/41 Pool # AB3867	488,040	513,578
4%, 3/1/42 Pool # AL1998	1,775,591	1,917,192
3.5%, 6/1/42 Pool # AO4134	1,675,128	1,762,733
3.5%, 8/1/42 Pool # AP2133	981,125	1,030,050
3%, 9/1/42 Pool # AP6568	150,491	154,724
3.5%, 9/1/42 Pool # AB6228	542,063	569,094
3.5%, 12/1/42 Pool # AQ8892	173,374	182,007
3.5%, 1/1/43 Pool # AQ9326	788,891	833,424
3%, 2/1/43 Pool # AL3072	1,266,323	1,303,184
3.5%, 3/1/43 Pool # AT0310	828,791	870,113
3.5%, 4/1/43 Pool # AR9902	517,687	546,914
3.5%, 4/1/43 Pool # AT2887	462,827	486,822
4%, 1/1/45 Pool # AS4257	405,494	434,150
4.5%, 2/1/45 Pool # MA2193	1,204,315	1,316,606
3.5%, 8/1/45 Pool # AS5645	1,191,898	1,249,567

		31,735,969
Freddie Mac - 8.4%
3%, 12/1/26 Pool # J17506	100,324	105,364
3%, 1/1/27 Pool # G18420	51,990	54,546
8%, 6/1/30 Pool # C01005	994	1,257
6.5%, 1/1/32 Pool # C62333	28,389	32,507
3.5%, 8/1/32 Pool # C91485	215,900	228,461
4.5%, 6/1/34 Pool # C01856	764,414	834,425
6.5%, 11/1/36 Pool # C02660	16,091	19,502
5.5%, 11/1/37 Pool # A68787	231,792	260,246
5.5%, 12/1/38 Pool # G05267	842,379	947,314
5%, 10/1/39 Pool # G60465	1,839,950	2,037,012
3.5%, 11/1/40 Pool # G06168	803,898	843,345
4%, 10/1/41 Pool # Q04092	1,386,888	1,491,519
4.5%, 3/1/42 Pool # G07491	977,521	1,069,471
3%, 9/1/42 Pool # C04233	871,509	894,443
3%, 2/1/43 Pool # Q15767	157,640	162,127
3%, 4/1/43 Pool # V80025	610,041	626,091
3%, 4/1/43 Pool # V80026	602,103	617,944
3.5%, 8/1/44 Pool # Q27927	827,157	869,921
4%, 5/1/45 Pool # G08642	1,765,954	1,887,394
3%, 7/1/45 Pool # G08653	963,911	988,482
3.5%, 8/1/45 Pool # Q35614	963,942	1,012,836
3.5%, 9/1/45 Pool # G08667	1,180,464	1,237,578
3%, 11/1/45 Pool # G08675	1,219,655	1,250,744
3%, 1/1/46 Pool # G08686	1,234,614	1,266,084

		18,738,613
Ginnie Mae - 0.0%
6.5%, 2/20/29 Pool # 2714	14,479	17,192
6.5%, 4/20/31 Pool # 3068	6,870	8,259
4%, 4/15/39 Pool # 698089	64,851	69,493

		94,944

Total Mortgage Backed Securities
(Cost $49,572,624)		50,569,526
	Contracts

PUT OPTIONS PURCHASED - 0.0%
U.S. Treasury Bond, Put, May 2016, $158	30	4,687
U.S. Treasury Bond, Put, May 2016, $162	30	28,594

Total Put Options Purchased
(Cost $36,742)		33,281
	Par Value

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 23.6%

Federal Farm Credit Bank - 0.2%
5.875%, 10/3/16	500,000	511,433

Freddie Mac - 0.2%
5.000%, 2/16/17	450,000	465,426

U.S. Treasury Bonds - 4.8%
6.625%, 2/15/27	2,000,000	2,932,578
5.375%, 2/15/31	1,250,000	1,778,613
4.500%, 5/15/38	2,750,000	3,747,304
3.750%, 8/15/41	250,000	305,596
3.000%, 5/15/45	1,650,000	1,765,307

		10,529,398
U.S. Treasury Notes - 18.4%
0.750%, 3/15/17	3,600,000	3,605,767
2.375%, 7/31/17	2,200,000	2,246,407
1.875%, 10/31/17	3,000,000	3,051,915
4.250%, 11/15/17	2,550,000	2,687,261
2.625%, 1/31/18	3,000,000	3,096,915
2.750%, 2/28/18	3,000,000	3,108,048
3.875%, 5/15/18	2,750,000	2,924,454
1.375%, 2/28/19	3,000,000	3,039,609
3.625%, 8/15/19	1,750,000	1,899,228
2.625%, 11/15/20	1,350,000	1,431,581
3.125%, 5/15/21	3,750,000	4,082,227
2.125%, 8/15/21	1,900,000	1,974,590
2.000%, 10/31/21	2,500,000	2,579,298
1.750%, 9/30/22	2,500,000	2,531,640
2.750%, 2/15/24	1,500,000	1,619,063
2.250%, 11/15/25	1,000,000	1,038,008

		40,916,011

Total U.S. Government and Agency
Obligations (Cost $49,465,153)		52,422,268

	Shares

SHORT-TERM INVESTMENTS - 2.8%
State Street Institutional U.S. Government
Money Market Fund, 0.23%, Premier Class	6,313,136	6,313,136

Total Short-Term Investments
(Cost $6,313,136)		6,313,136

TOTAL INVESTMENTS - 99.2%
(Cost $214,468,250**)		220,586,636

NET OTHER ASSETS AND LIABILITIES - 0.8%		1,885,208

TOTAL CALL & PUT OPTIONS WRITTEN - 0.0%		(26,719)

TOTAL NET ASSETS - 100.0%		$222,445,125

**	Aggregate cost for Federal tax purposes was $214,468,250.
(A)	Floating rate or variable rate note. Rate shown is as of April 30, 2016.
(B)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(C)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.6% of total net assets.

AGM	Assured Guaranty Municipal Corp.
MTN	Medium Term Note.
PLC	Public Limited Company.
PSF-GTD	Permanent School Fund Guaranteed.

Put Options Written	Contracts (100 Shares Per Contract)	Expiration Date	Strike Price	Value (Note 2)
U.S. Treasury Bond	30	May 2016	$159.00	$7,500
U.S. Treasury Bond	30	May 2016	161.00	19,219

Total Put Options Written (Premiums received $32,164)				$26,719

Total Value of Options Written (Premiums received $32,164)				$26,719

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Madison Corporate Bond Fund Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 92.3%

Consumer Discretionary - 14.4%
Amazon.com Inc., 3.8%, 12/5/24	$200,000	$220,366
CCO Safari II LLC (A), 4.464%, 7/23/22	200,000	212,648
Comcast Corp., 6.45%, 3/15/37	300,000	403,912
Delphi Automotive PLC (B), 3.15%, 11/19/20	200,000	203,724
DR Horton Inc., 3.75%, 3/1/19	50,000	51,125
Expedia Inc. (A), 5%, 2/15/26	50,000	50,805
Ford Motor Credit Co. LLC, MTN, 2.943%, 1/8/19	200,000	204,872
GameStop Corp. (A), 6.75%, 3/15/21	50,000	49,263
General Motors Financial Co. Inc., 4.2%, 3/1/21	100,000	105,384
Georgia-Pacific LLC (A), 3.163%, 11/15/21	100,000	102,737
GLP Capital L.P./GLP Financing II Inc., 4.875%, 11/1/20	25,000	26,375
Harman International Industries Inc., 4.15%, 5/15/25	100,000	102,076
Home Depot Inc/The, 2%, 4/1/21	100,000	101,208
Lowe’s Cos. Inc., 2.5%, 4/15/26	100,000	99,022
McDonald’s Corp., MTN, 4.875%, 12/9/45	50,000	56,503
Newell Brands Inc., 4.2%, 4/1/26	100,000	105,649
Newell Brands Inc., 5.5%, 4/1/46	100,000	111,255
Nissan Motor Acceptance Corp. (A), 2.65%, 9/26/18	50,000	51,167
Omnicom Group Inc., 3.6%, 4/15/26	200,000	208,229
Priceline Group Inc./The, 3.65%, 3/15/25	200,000	204,801
QVC Inc., 3.125%, 4/1/19	200,000	202,615
Sirius XM Radio Inc. (A), 6%, 7/15/24	125,000	131,887
Time Warner Inc., 6.25%, 3/29/41	150,000	182,733
Toll Brothers Finance Corp., 4%, 12/31/18	50,000	51,750
Walgreens Boots Alliance Inc., 4.5%, 11/18/34	150,000	149,736

		3,389,842
Consumer Staples - 6.5%
Anheuser-Busch InBev Finance Inc., 4.9%, 2/1/46	50,000	56,703
CVS Health Corp. (A), 4.75%, 12/1/22	200,000	224,912
CVS Health Corp., 5.125%, 7/20/45	200,000	233,730
General Mills Inc., 5.65%, 2/15/19	200,000	223,100
JM Smucker Co./The, 3.5%, 3/15/25	200,000	209,823
Kraft Heinz Foods Co., 3.5%, 6/6/22	200,000	212,212
Kraft Heinz Foods Co. (A), 3.95%, 7/15/25	150,000	160,171
Wal-Mart Stores Inc., 3.25%, 10/25/20	200,000	215,925

		1,536,576
Energy - 11.9%
Antero Resources Corp., 5.625%, 6/1/23	50,000	48,500
BP Capital Markets PLC (B), 3.119%, 5/4/26	100,000	100,684
Chevron Corp., 3.191%, 6/24/23	200,000	209,632
ConocoPhillips Co., 4.15%, 11/15/34	75,000	71,932
Devon Energy Corp., 5.6%, 7/15/41	100,000	88,147
Energy Transfer Partners L.P., 5.2%, 2/1/22	300,000	303,082
Enterprise Products Operating LLC, 4.45%, 2/15/43	200,000	190,992
Exxon Mobil Corp., 4.114%, 3/1/46	50,000	53,268
Helmerich & Payne International Drilling Co., 4.65%, 3/15/25	100,000	103,277
Kinder Morgan Energy Partners L.P., 2.65%, 2/1/19	50,000	49,489
Kinder Morgan Inc. (A), 5%, 2/15/21	50,000	51,776
Marathon Oil Corp., 2.7%, 6/1/20	200,000	186,343
Marathon Petroleum Corp., 2.7%, 12/14/18	100,000	101,820
Marathon Petroleum Corp., 5.125%, 3/1/21	250,000	271,081
Phillips 66, 4.65%, 11/15/34	100,000	105,430
Phillips 66 Partners L.P., 3.605%, 2/15/25	200,000	190,374
Schlumberger Holdings Corp. (A), 2.35%, 12/21/18	200,000	202,769
Valero Energy Corp., 6.625%, 6/15/37	350,000	393,328
Williams Partners L.P./ACMP Finance Corp., 4.875%, 5/15/23	100,000	91,780

		2,813,704
Financials - 34.1%

Banks - 15.3%
Bank of America Corp., 2.6%, 1/15/19	100,000	101,738
Bank of America Corp., MTN, 3.3%, 1/11/23	200,000	203,257
BB&T Corp., MTN, 2.25%, 2/1/19	200,000	204,089
Capital One Financial Corp., 2.45%, 4/24/19	300,000	303,447
Goldman Sachs Group Inc./The, 5.75%, 1/24/22	100,000	115,089
Goldman Sachs Group Inc./The, 3.625%, 1/22/23	200,000	207,265
Huntington National Bank/The, 2.2%, 4/1/19	300,000	299,574
JPMorgan Chase & Co., 4.25%, 10/15/20	100,000	108,168
JPMorgan Chase & Co., 3.125%, 1/23/25	200,000	200,544
KeyCorp, MTN, 5.1%, 3/24/21	250,000	278,516
Morgan Stanley, 2.8%, 6/16/20	200,000	203,920
Morgan Stanley, MTN, 3.7%, 10/23/24	200,000	206,302
Morgan Stanley, MTN, 3.875%, 1/27/26	100,000	103,764
PNC Funding Corp., 3.3%, 3/8/22	100,000	105,500
Regions Bank, 2.25%, 9/14/18	250,000	251,128
US Bancorp, MTN, 2.2%, 11/15/16	200,000	201,359
US Bancorp, MTN, 2.35%, 1/29/21	200,000	204,823
Wells Fargo & Co., 5.625%, 12/11/17	300,000	320,446

		3,618,929
Diversified Financial Services - 7.2%
AerCap Ireland Capital Ltd./AerCap Global
Aviation Trust (B), 3.75%, 5/15/19	150,000	152,063
Affiliated Managers Group Inc., 4.25%, 2/15/24	300,000	308,928
Air Lease Corp., 3.875%, 4/1/21	50,000	50,875
Air Lease Corp., 3.75%, 2/1/22	200,000	202,042
Apollo Management Holdings L.P. (A), 4%, 5/30/24	250,000	252,654
General Electric Capital Corp., MTN, 6.75%, 3/15/32	300,000	414,661
Intercontinental Exchange Inc., 2.75%, 12/1/20	100,000	102,999
Synchrony Financial, 2.6%, 1/15/19	100,000	100,724
Synchrony Financial, 3.75%, 8/15/21	100,000	102,926

		1,687,872
Insurance - 7.0%
Aflac Inc., 3.625%, 11/15/24	200,000	211,780
American International Group Inc., 3.875%, 1/15/35	200,000	185,450
Berkshire Hathaway Finance Corp., 5.4%, 5/15/18	400,000	435,150
Berkshire Hathaway Inc., 3.125%, 3/15/26	50,000	52,068
Liberty Mutual Group Inc. (A), 4.25%, 6/15/23	100,000	104,775
MetLife Inc., 3.6%, 4/10/24	100,000	105,149
New York Life Global Funding (A), 1.95%, 2/11/20	200,000	200,635
ProAssurance Corp., 5.3%, 11/15/23	50,000	53,124
Prudential Financial Inc., MTN, 3.5%, 5/15/24	300,000	308,095

		1,656,226
Machinery-Constr&Mining - 0.9%
Caterpillar Financial Services Corp., Series G, 2.45%, 9/6/18	200,000	205,706

Mining - 0.5%
Glencore Funding LLC (A), 3.125%, 4/29/19	125,000	119,375

Real Estate - 3.2%
Boston Properties L.P., 3.65%, 2/1/26	100,000	104,707
Simon Property Group L.P., 4.125%, 12/1/21	400,000	440,468
WP Carey Inc., 4.6%, 4/1/24	200,000	202,201

		747,376

		8,035,484
Health Care - 5.5%
AbbVie Inc., 4.7%, 5/14/45	100,000	106,207
Actavis Funding SCS (B), 4.55%, 3/15/35	130,000	130,045
Cardinal Health Inc., 1.95%, 6/15/18	200,000	202,093
Express Scripts Holding Co., 3.3%, 2/25/21	50,000	51,596
Express Scripts Holding Co., 4.75%, 11/15/21	200,000	219,897
Forest Laboratories Inc. (A), 5%, 12/15/21	50,000	55,160
Gilead Sciences Inc., 4.75%, 3/1/46	100,000	110,925
HCA Inc., 3.75%, 3/15/19	100,000	102,750
UnitedHealth Group Inc., 2.875%, 3/15/23	200,000	205,498
UnitedHealth Group Inc., 4.75%, 7/15/45	100,000	115,543

		1,299,714
Industrials - 7.2%
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	200,000	219,000
Caterpillar Inc., 5.2%, 5/27/41	20,000	23,982
CRH America Inc. (A), 3.875%, 5/18/25	200,000	209,564
Hertz Corp./The, 7.5%, 10/15/18	100,000	101,676
International Lease Finance Corp., 8.875%, 9/1/17	100,000	107,625
Lockheed Martin Corp., 2.9%, 3/1/25	200,000	204,578
Masco Corp., 4.375%, 4/1/26	100,000	103,000
Norfolk Southern Corp., 3.25%, 12/1/21	200,000	209,146
Textron Inc., 3.875%, 3/1/25	200,000	204,632
United Rentals North America Inc., 6.125%, 6/15/23	100,000	103,750
Verisk Analytics Inc., 4%, 6/15/25	200,000	204,670

		1,691,623
Information Technology - 4.7%
Analog Devices Inc., 5.3%, 12/15/45	50,000	58,044
Apple Inc., 2.25%, 2/23/21	200,000	204,450
CDW LLC/CDW Finance Corp., 5%, 9/1/23	50,000	51,206
Cisco Systems Inc., 2.2%, 2/28/21	150,000	153,065
First Data Corp. (A), 6.75%, 11/1/20	100,000	105,000
Fiserv Inc., 2.7%, 6/1/20	200,000	205,093
Intel Corp., 4.9%, 7/29/45	100,000	114,498
Microsoft Corp., 3.5%, 2/12/35	100,000	100,153
Visa Inc., 3.15%, 12/14/25	100,000	104,844

		1,096,353
Materials - 3.3%
Agrium Inc. (B), 3.375%, 3/15/25	200,000	198,417
Alcoa Inc., 5.125%, 10/1/24	50,000	48,688
Dow Chemical Co./The, 4.125%, 11/15/21	200,000	219,589
Packaging Corp. of America, 3.65%, 9/15/24	300,000	301,858

		768,552

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Madison Corporate Bond Fund Portfolio of Investments (unaudited) - continued

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - continued

Telecommunication Services - 4.7%
AT&T Inc., 5%, 3/1/21	$300,000	$335,245
AT&T Inc., 4.75%, 5/15/46	75,000	75,572
Frontier Communications Corp. (A), 11%, 9/15/25	50,000	50,500
Harris Corp., 5.054%, 4/27/45	200,000	216,330
Verizon Communications Inc., 5.15%, 9/15/23	200,000	230,019
Verizon Communications Inc., 4.4%, 11/1/34	200,000	203,828

		1,111,494

Total Corporate Notes and Bonds
(Cost $20,990,109)		21,743,342

LONG TERM MUNICIPAL BONDS - 4.7%
City of Oklahoma City OK Tax Allocation,
Series B, 5%, 3/1/32	200,000	226,800
County of Palm Beach FL Revenue, 5%, 11/1/33	200,000	215,628
County of Pasco FL Water & Sewer Revenue, Series B, 6.76%, 10/1/39	200,000	228,242
Las Vegas Valley Water District, General Obligation, Series A, 7.1%, 6/1/39	200,000	227,738
Orange County Health Facilities Authority Revenue, 5%, 1/1/29	200,000	219,988

Total Long Term Municipal Bonds (Cost $1,097,631)		1,118,396
	Shares

SHORT-TERM INVESTMENTS - 1.7%
State Street Institutional U.S. Government
Money Market Fund, 0.23%, Premier Class	394,906	394,906

Total Short-Term Investments
(Cost $394,906)		394,906

TOTAL INVESTMENTS - 98.7%
(Cost $22,482,646**)		23,256,644

NET OTHER ASSETS AND LIABILITIES - 1.3%		295,614

TOTAL NET ASSETS - 100.0%		$23,552,258

**	Aggregate cost for Federal tax purposes was $22,482,646.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 3.3% of total net assets.

MTN	Medium Term Note.
PLC	Public Limited Company.

Madison High Income Fund Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 91.6%

Consumer Discretionary - 22.5%
Altice Financing S.A. (A) (B), 7.5%, 5/15/26	$250,000	$250,312
Cablevision Systems Corp., 5.875%, 9/15/22	100,000	87,000
CCO Holdings LLC/CCO Holdings Capital Corp. (B), 5.875%, 4/1/24	300,000	314,250
DISH DBS Corp., 6.75%, 6/1/21	200,000	206,042
DISH DBS Corp., 5.875%, 11/15/24	100,000	93,850
GameStop Corp. (B), 6.75%, 3/15/21	225,000	221,681
Group 1 Automotive Inc., 5%, 6/1/22	300,000	297,000
LTF Merger Sub Inc. (B), 8.5%, 6/15/23	250,000	245,625
Mediacom LLC/Mediacom Capital Corp., 7.25%, 2/15/22	100,000	104,750
New Red Finance Inc. (A) (B), 6%, 4/1/22	300,000	309,750
Nexteer Automotive Group Ltd. (A) (B), 5.875%, 11/15/21	250,000	256,875
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.625%, 2/15/24	500,000	520,000
Penske Automotive Group Inc., 5.75%, 10/1/22	250,000	258,125
Pinnacle Entertainment Inc., 8.75%, 5/15/20	200,000	206,300
Pinnacle Entertainment Inc. (B), 5.625%, 5/1/24	250,000	249,688
Scientific Games International Inc., 6.25%, 9/1/20	350,000	224,875
Sinclair Television Group Inc., 6.375%, 11/1/21	400,000	423,000
Sirius XM Radio Inc. (B), 4.625%, 5/15/23	250,000	247,500
Univision Communications Inc. (B), 6.75%, 9/15/22	497,000	526,820
Viking Cruises Ltd. (A) (B), 8.5%, 10/15/22	250,000	235,000

		5,278,443
Consumer Staples - 2.0%
Cott Beverages Inc., 5.375%, 7/1/22	250,000	256,875
Dean Foods Co. (B), 6.5%, 3/15/23	200,000	210,000

		466,875
Energy - 6.1%
Archrock Partners L.P./Archrock Partners
Finance Corp., 6%, 10/1/22	250,000	196,250
Devon Energy Corp., 6.3%, 1/15/19	250,000	261,657
Paramount Resources Ltd. (A) (B), 6.875%, 6/30/23	100,000	77,500
QEP Resources Inc., 5.375%, 10/1/22	250,000	236,875
Southern Star Central Corp. (B), 5.125%, 7/15/22	300,000	285,750

Tesoro Logistics L.P./Tesoro Logistics Finance Corp., 6.25%, 10/15/22	100,000	102,500
Unit Corp., 6.625%, 5/15/21	400,000	271,000

		1,431,532
Financials - 7.4%
Ally Financial Inc., 3.75%, 11/18/19	300,000	299,250
Equinix Inc., 5.875%, 1/15/26	100,000	105,812
Geo Group Inc./The, 5.875%, 10/15/24	150,000	153,000
Iron Mountain Inc., 6%, 8/15/23	150,000	159,375
Iron Mountain Inc., 5.75%, 8/15/24	350,000	359,625
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.5%, 7/1/21	300,000	263,250
Quicken Loans Inc. (B), 5.75%, 5/1/25	200,000	188,000
Solera LLC/Solera Finance Inc. (B), 10.5%, 3/1/24	200,000	209,500

		1,737,812
Health Care - 10.9%
Acadia Healthcare Co. Inc., 5.125%, 7/1/22	250,000	253,437
Alere Inc. (B), 6.375%, 7/1/23	200,000	204,000
Centene Corp. (B), 5.625%, 2/15/21	250,000	263,125
CHS/Community Health Systems Inc., 6.875%, 2/1/22	300,000	271,500
Grifols Worldwide Operations Ltd. (A), 5.25%, 4/1/22	250,000	257,500
HCA Inc., 5.875%, 2/15/26	100,000	103,750
Jaguar Holding Co. II/Pharmaceutical Product Development LLC (B), 6.375%, 8/1/23	100,000	103,900
Mallinckrodt International Finance S.A. (A), 4.75%, 4/15/23	300,000	244,623
MPH Acquisition Holdings LLC (B), 6.625%, 4/1/22	250,000	261,040
Prospect Medical Holdings Inc. (B), 8.375%, 5/1/19	400,000	412,500
Valeant Pharmaceuticals International Inc. (A) (B), 5.625%, 12/1/21	200,000	169,500

		2,544,875
Industrials - 12.6%
ACCO Brands Corp., 6.75%, 4/30/20	200,000	212,000
Aircastle Ltd. (A), 5%, 4/1/23	100,000	101,816
Avis Budget Car Rental LLC/Avis Budget Finance Inc. (B), 5.25%, 3/15/25	250,000	229,375
Bombardier Inc. (A) (B), 6.125%, 1/15/23	175,000	152,250
Brand Energy & Infrastructure Services Inc. (B) (C), 8.5%, 12/1/21	250,000	236,250
GCP Applied Technologies Inc. (B), 9.5%, 2/1/23	100,000	109,500
Hertz Corp./The, 6.75%, 4/15/19	400,000	407,092
Hertz Corp./The, 5.875%, 10/15/20	100,000	101,551
Manitowoc Foodservice Inc. (B), 9.5%, 2/15/24	200,000	221,000
Nielsen Finance LLC/Nielsen Finance Co. (B), 5%, 4/15/22	200,000	204,000
Nortek Inc., 8.5%, 4/15/21	250,000	260,000
Prime Security Services Borrower LLC/Prime Finance Inc. (B), 9.25%, 5/15/23	125,000	129,687
Standard Industries Inc. (B), 5.375%, 11/15/24	250,000	260,625
Summit Materials LLC/Summit Materials Finance Corp. (B), 8.5%, 4/15/22	250,000	265,000
United Rentals North America Inc., 8.25%, 2/1/21	69,000	71,933

		2,962,079
Information Technology - 10.3%
Alliance Data Systems Corp. (B), 6.375%, 4/1/20	400,000	411,000
Belden Inc. (B), 5.5%, 9/1/22	500,000	505,000
Diebold Inc. (B), 8.5%, 4/15/24	250,000	253,125
Hughes Satellite Systems Corp., 7.625%, 6/15/21	150,000	166,875
Micron Technology Inc. (B), 5.25%, 1/15/24	125,000	100,312
ViaSat Inc., 6.875%, 6/15/20	370,000	382,025
Western Digital Corp. (B), 7.375%, 4/1/23	400,000	403,750
Western Digital Corp. (B), 10.5%, 4/1/24	200,000	194,500

		2,416,587

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Madison High Income Fund Portfolio of Investments (unaudited) - continued

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - continued

Materials - 4.6%
Ardagh Packaging Finance PLC/Ardagh
Holdings USA Inc. (A) (B), 9.125%, 10/15/20	$400,000	$420,500
Berry Plastics Corp., 5.5%, 5/15/22	275,000	283,766
Rayonier AM Products Inc. (B), 5.5%, 6/1/24	450,000	380,250

		1,084,516
Telecommunication Services - 5.6%
Altice S.A. (A) (B), 7.625%, 2/15/25	250,000	241,563
CenturyLink Inc., 7.5%, 4/1/24	500,000	501,250
GCI Inc., 6.875%, 4/15/25	150,000	151,500
Intelsat Jackson Holdings S.A. (A) (B), 8%, 2/15/24	100,000	103,500
T-Mobile USA Inc., 6.633%, 4/28/21	200,000	210,750
T-Mobile USA Inc., 6.5%, 1/15/26	100,000	106,000

		1,314,563
Utilities - 9.6%
AES Corp./VA, 5.5%, 3/15/24	400,000	405,000
AmeriGas Finance LLC/AmeriGas Finance
Corp., 7%, 5/20/22	400,000	422,500
Calpine Corp., 5.5%, 2/1/24	250,000	252,500
Dynegy Inc., 7.625%, 11/1/24	150,000	146,625
Ferrellgas L.P./Ferrellgas Finance Corp., 6.75%, 1/15/22	400,000	383,000
NRG Energy Inc., 8.25%, 9/1/20	200,000	207,000
NRG Energy Inc., 6.25%, 5/1/24	200,000	195,000
Talen Energy Supply LLC (B), 4.625%, 7/15/19	250,000	232,500

		2,244,125

Total Corporate Notes and Bonds
(Cost $21,671,277)		21,481,407

	Shares

SHORT-TERM INVESTMENTS - 7.9%
State Street Institutional U.S. Government
Money Market Fund, 0.23%, Premier Class	1,861,625	1,861,625

Total Short-Term Investments
(Cost $1,861,625)		1,861,625

TOTAL INVESTMENTS - 99.5%
(Cost $23,532,902**)		23,343,032

NET OTHER ASSETS AND LIABILITIES - 0.5%		115,172

TOTAL NET ASSETS - 100.0%		$23,458,204

**	Aggregate cost for Federal tax purposes was $23,532,902.
(A)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 12.0% of total net assets.
(B)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(C)	Illiquid security (See Note 2).
PLC	Public Limited Company.

Madison Diversified Income Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - 54.2%

Consumer Discretionary - 4.9%
Home Depot Inc./The	14,800	$1,981,572
McDonald’s Corp.	23,500	2,972,515
Omnicom Group Inc.	17,000	1,410,490
Tiffany & Co.	12,500	891,875

		7,256,452
Consumer Staples - 7.1%
Coca-Cola Co./The	33,000	1,478,400
Hershey Co./The	17,500	1,629,425
JM Smucker Co./The	15,500	1,968,190
Nestle S.A., ADR	26,700	1,991,019
PepsiCo Inc.	15,000	1,544,400
Procter & Gamble Co./The	25,000	2,003,000

		10,614,434
Energy - 4.4%
Chevron Corp.	17,700	1,808,586
Exxon Mobil Corp.	33,500	2,961,400
Schlumberger Ltd.	22,500	1,807,650

		6,577,636
Financials - 8.5%
BB&T Corp.	33,500	1,185,230
CME Group Inc.	16,200	1,488,942
Northern Trust Corp.	16,000	1,137,280
PNC Financial Services Group Inc./The	10,000	877,800
Travelers Cos. Inc./The	31,500	3,461,850
US Bancorp	51,500	2,198,535
Wells Fargo & Co.	47,000	2,349,060

		12,698,697
Health Care - 7.6%
Amgen Inc.	7,500	1,187,250
Johnson & Johnson	31,000	3,474,480
Medtronic PLC	22,100	1,749,215
Merck & Co. Inc.	35,000	1,919,400
Pfizer Inc.	90,000	2,943,900

		11,274,245
Industrials - 9.3%
3M Co.	10,500	1,757,490
Boeing Co./The	12,700	1,711,960
Emerson Electric Co.	18,000	983,340
General Electric Co.	82,500	2,536,875
Union Pacific Corp.	13,000	1,133,990
United Parcel Service Inc., Class B	19,800	2,080,386
United Technologies Corp.	18,500	1,930,845
Waste Management Inc.	28,000	1,646,120

		13,781,006
Information Technology - 7.1%
Accenture PLC, Class A	19,000	2,145,480
Automatic Data Processing Inc.	10,000	884,400
Cisco Systems Inc.	48,000	1,319,520
Linear Technology Corp.	33,000	1,467,840
Microsoft Corp.	58,000	2,892,460
Texas Instruments Inc.	31,000	1,768,240

		10,477,940
Materials - 1.1%
Praxair Inc.	14,000	1,644,440

Telecommunication Service - 1.8%
Verizon Communications Inc.	52,000	2,648,880

Utilities - 2.4%
Duke Energy Corp.	26,500	2,087,670
NextEra Energy Inc.	13,000	1,528,540

		3,616,210

Total Common Stocks
(Cost $61,695,497)		80,589,940
	Par Value

ASSET BACKED SECURITIES - 1.3%
ABSC Long Beach Home Equity Loan Trust,
Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$98,971	103,153
Ally Master Owner Trust, Series 2014-4, Class A2, 1.43%, 6/17/19	225,000	224,952
CNH Equipment Trust, Series 2014-A, Class A3, 0.84%, 5/15/19	102,019	101,892
Ford Credit Auto Owner Trust, Series 2014- A, Class A3, 0.79%, 5/15/18	101,577	101,535
Hyundai Auto Receivables Trust, Series
2014-A, Class A3, 0.79%, 7/16/18	57,591	57,575
Mercedes-Benz Auto Lease Trust, Series
2014-A, Class A4, 0.9%, 12/16/19	320,204	320,196
Santander Drive Auto Receivables Trust,
Series 2013-3 Class B, 1.19%, 5/15/18	24,862	24,862
Santander Drive Auto Receivables Trust,
Series 2012-5, Class D, 3.3%, 9/17/18	250,000	253,420
Santander Drive Auto Receivables Trust,
Series 2013-5, Class C, 2.25%, 6/17/19	250,000	251,406
Santander Drive Auto Receivables Trust,
Series 2013-4, Class C, 3.25%, 1/15/20	275,000	278,182
Volkswagen Auto Lease Trust, Series 2014-
A, Class A3, 0.8%, 4/20/17		60,252
Volvo Financial Equipment LLC, Series	60,305
2014-1A, Class A3 (B), 0.82%, 4/16/18	90,368	90,195

Total Asset Backed Securities
(Cost $1,866,702)		1,867,620

COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.0%
Fannie Mae REMICS, Series 2011-31, Class
DB, 3.5%, 4/25/31	200,000	214,782
Fannie Mae REMICS, Series 2011-36, Class
QB, 4%, 5/25/31	250,000	274,102
Fannie Mae REMICS, Series 2005-79, Class
LT, 5.5%, 9/25/35	137,778	156,265
Fannie Mae REMICS, Series 2016-21, Class
BA, 3%, 3/25/42	395,072	409,360
Freddie Mac REMICS, Series 3825, Class
CB, 3.5%, 3/15/26	406,565	435,271

Total Collateralized Mortgage
Obligations (Cost $1,488,533)		1,489,780

CORPORATE NOTES AND BONDS - 14.8%

Consumer Discretionary - 3.1%
Advance Auto Parts Inc., 4.5%, 12/1/23	500,000	530,754
Amazon.com Inc., 3.3%, 12/5/21	200,000	215,211
CCO Safari II LLC (B), 4.464%, 7/23/22	400,000	425,296
ERAC USA Finance LLC (B), 6.7%, 6/1/34	150,000	189,795
Ford Motor Credit Co. LLC, MTN, 2.943%, 1/8/19	300,000	307,308
See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Madison Diversified Income Fund Portfolio of Investments (unaudited) - continued

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - continued

Consumer Discretionary - continued
GameStop Corp. (B), 6.75%, 3/15/21	$100,000	$98,525
General Motors Financial Co. Inc., 4.2%, 3/1/21	300,000	316,153
GLP Capital L.P. / GLP Financing II Inc., 4.875%, 11/1/20	125,000	131,875
Lennar Corp., 4.75%, 4/1/21	150,000	156,225
McDonald’s Corp., MTN, 4.875%, 12/9/45	300,000	339,017
Newell Brands Inc., 5.5%, 4/1/46	450,000	500,648
Omnicom Group Inc., 3.6%, 4/15/26	350,000	364,400
Royal Caribbean Cruises Ltd. (C), 7.25%, 6/15/16	400,000	402,360
Time Warner Inc., 4.75%, 3/29/21	400,000	447,010
Walgreens Boots Alliance Inc., 4.5%, 11/18/34	155,000	154,728

		4,579,305
Consumer Staples - 0.6%
Anheuser-Busch InBev Finance Inc., 4.9%, 2/1/46	100,000	113,406
Coca-Cola Co./The, 2.45%, 11/1/20	500,000	521,876
CVS Health Corp., 5.125%, 7/20/45	250,000	292,162

		927,444
Energy - 2.4%
Antero Resources Corp., 5.625%, 6/1/23	150,000	145,500
BP Capital Markets PLC (C), 3.119%, 5/4/26	200,000	201,368
ConocoPhillips Co., 4.15%, 11/15/34	500,000	479,548
Energy Transfer Partners L.P., 5.2%, 2/1/22	200,000	202,055
Enterprise Products Operating LLC, 5.2%, 9/1/20	450,000	495,045
Enterprise Products Operating LLC, 3.75%, 2/15/25	300,000	309,557
Exxon Mobil Corp., 4.114%, 3/1/46	225,000	239,707
Hess Corp., 7.875%, 10/1/29	150,000	169,903
Marathon Oil Corp., 6%, 10/1/17	300,000	311,873
Phillips 66, 4.65%, 11/15/34	500,000	527,152
Schlumberger Holdings Corp. (B), 4%, 12/21/25	300,000	320,432
Williams Partners L.P. / ACMP Finance Corp., 4.875%, 5/15/23	250,000	229,450

		3,631,590
Financials - 2.2%
Air Lease Corp., 3.75%, 2/1/22	300,000	303,063
American Express Credit Corp., MTN, 2.375%, 3/24/17	90,000	91,099
Berkshire Hathaway Inc., 3.125%, 3/15/26	100,000	104,137
Capital One Financial Corp., 2.45%, 4/24/19	200,000	202,298
Fifth Third Bancorp, 2.3%, 3/1/19	275,000	276,521
Glencore Funding LLC (B), 3.125%, 4/29/19	265,000	253,075
Goldman Sachs Group Inc./The, 5.75%, 1/24/22	500,000	575,444
Huntington National Bank/The, 2.2%, 4/1/19	400,000	399,432
Morgan Stanley, MTN, 3.875%, 1/27/26	100,000	103,764
Morgan Stanley, 4.3%, 1/27/45	250,000	253,888
New York Life Global Funding (B), 1.95%, 2/11/20	300,000	300,953
Synchrony Financial, 3.75%, 8/15/21	250,000	257,314
Welltower Inc., 4.5%, 1/15/24	200,000	211,008

		3,331,996
Health Care - 1.8%
AbbVie Inc., 2%, 11/6/18	300,000	302,663
Actavis Funding SCS (C), 4.75%, 3/15/45	150,000	151,729
Amgen Inc., 5.85%, 6/1/17	1,050,000	1,102,179
Express Scripts Holding Co., 3.3%, 2/25/21	200,000	206,383
HCA Inc., 3.75%, 3/15/19	150,000	154,125
Merck Sharp & Dohme Corp., 5.75%, 11/15/36	220,000	271,583
Prospect Medical Holdings Inc. (B), 8.375%, 5/1/19	50,000	51,563
UnitedHealth Group Inc., 2.875%, 3/15/23	400,000	410,995

		2,651,220
Industrials - 1.3%
Burlington Northern Santa Fe LLC,
8.125%, 4/15/20	175,000	214,498
Caterpillar Inc., 3.9%, 5/27/21	450,000	494,841
Danaher Corp., 3.9%, 6/23/21	450,000	490,664
International Lease Finance Corp., 8.875%, 9/1/17	150,000	161,437
Masco Corp., 4.375%, 4/1/26	150,000	154,500
Norfolk Southern Corp., 5.59%, 5/17/25	239,000	288,189
United Rentals North America Inc., 4.625%, 7/15/23	150,000	149,438

		1,953,567
Information Technology - 1.9%
Analog Devices Inc., 5.3%, 12/15/45	225,000	261,200
Apple Inc., 2.4%, 5/3/23	450,000	451,989
Broadridge Financial Solutions Inc., 3.95%, 9/1/20	450,000	475,568
Cisco Systems Inc., 2.2%, 2/28/21	325,000	331,640
Fiserv Inc., 2.7%, 6/1/20	250,000	256,366
Hewlett-Packard Enterprise Co. (B), 6.35%, 10/15/45	175,000	174,476
Intel Corp., 4.9%, 7/29/45	250,000	286,246
International Business Machines Corp., 1.875%, 8/1/22	400,000	396,667
Thomson Reuters Corp. (C), 4.3%, 11/23/23	225,000	241,780

		2,875,932
Materials - 0.2%
WestRock MWV LLC, 8.2%, 1/15/30	175,000	225,778

Telecommunication Services - 1.1%
AT&T Inc., 4.75%, 5/15/46	200,000	201,524
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	415,000	588,011
Frontier Communications Corp. (B), 11%, 9/15/25	75,000	75,750
Harris Corp., 5.054%, 4/27/45	250,000	270,413
Verizon Communications Inc., 5.15%, 9/15/23	400,000	460,037

		1,595,735
Utilities - 0.2%
Interstate Power & Light Co., 6.25%, 7/15/39	175,000	230,768

Total Corporate Notes and Bonds
(Cost $ 20,884,385)		22,003,335

LONG TERM MUNICIPAL BONDS - 3.9%
County of Clark NV, General Obligation, Series C, 7%, 7/1/38	500,000	590,790
County of Pasco FL Water & Sewer Revenue, Series B, 6.76%, 10/1/39	500,000	570,605
County of Pima AZ, Series B, 3.325%, 12/1/25	500,000	495,525
Los Angeles Department of Water & Power Revenue, 6.166%, 7/1/40	500,000	571,510
Metropolitan Transportation Authority Revenue, 6.548%, 11/15/31	325,000	429,429
Metropolitan Water District of Southern California Revenue, Series D, 6.538%, 7/1/39	500,000	562,385
New York City Transitional Finance Authority Future Tax Secured Revenue, 6.267%, 8/1/39	500,000	556,245
Northside Independent School District, General Obligation, Series B, (PSF-GTD), 5.741%, 8/15/35	325,000	356,223
Rancho Water District Financing Authority Revenue, Series A, 6.337%, 8/1/40	350,000	397,362
State of Iowa Revenue, 6.75%, 6/1/34	250,000	285,965
State of Michigan Revenue, Series B, 7.625%, 9/15/27	250,000	284,190
University of Massachusetts Building Authority Revenue, 6.573%, 5/1/39	500,000	555,950
Washington County School District #1 West Union, General Obligation, 4.355%, 6/30/34	200,000	209,870

Total Long Term Municipal Bonds
(Cost $5,842,686)		5,866,049

MORTGAGE BACKED SECURITIES - 8.8%

Fannie Mae - 5.5%
6%, 5/1/16 Pool # 582558	43	43
3.5%, 8/1/26 Pool # AL0787	258,596	273,761
3%, 5/1/27 Pool # AL1715	316,973	331,923
3.5%, 8/1/29 Pool # MA2003	277,247	293,393
3%, 9/1/30 Pool # 890696	306,479	321,171
7%, 11/1/31 Pool # 607515	10,010	11,383
3.5%, 12/1/31 Pool # MA0919	497,153	526,003
7%, 5/1/32 Pool # 644591	2,708	3,033
5.5%, 10/1/33 Pool # 254904	76,657	86,693
7%, 7/1/34 Pool # 792636	5,100	5,318
4%, 2/1/35 Pool # MA2177	546,909	589,536
5%, 8/1/35 Pool # 829670	69,086	76,567
5%, 9/1/35 Pool # 820347	92,129	103,977
5%, 9/1/35 Pool # 835699	81,526	92,040
5%, 12/1/35 Pool # 850561	32,360	35,869
6%, 9/1/36 Pool # 831741	78,489	89,369
5.5%, 9/1/36 Pool # 831820	145,608	166,795
5.5%, 10/1/36 Pool # 901723	62,149	69,498
5.5%, 12/1/36 Pool # 903059	119,612	136,580
4.5%, 7/1/41 Pool # AB3274	264,223	289,473
5.5%, 7/1/41 Pool # AL6588	274,378	309,163
3.5%, 6/1/42 Pool # AO4134	392,608	413,141
4%, 6/1/42 Pool # MA1087	311,466	333,648
3.5%, 8/1/42 Pool # AO8100	273,348	286,968
3.5%, 8/1/42 Pool # AP2133	294,337	309,015
3%, 2/1/43 Pool # AB8486	401,526	412,559
3%, 2/1/43 Pool # AB8563	240,353	246,951
3%, 2/1/43 Pool # AL3072	386,601	397,854
3%, 3/1/43 Pool # AB8818	400,207	411,194
3.5%, 3/1/43 Pool # AT0310	236,797	248,604
4%, 1/1/45 Pool # AS4257	213,418	228,500
4%, 1/1/45 Pool # MA2145	568,954	607,775
4.5%, 2/1/45 Pool # MA2193	401,438	438,869

		8,146,666
Freddie Mac - 3.3%
8%, 6/1/30 Pool # C01005	1,839	2,325
6.5%, 1/1/32 Pool # C62333	42,583	48,760
5%, 10/1/39 Pool # G60465	633,141	700,951
3.5%, 11/1/40 Pool # G06168	426,430	447,355
4.5%, 9/1/41 Pool # Q03516	251,000	274,096
4%, 10/1/41 Pool # Q04092	327,810	352,541

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Madison Diversified Income Fund Portfolio of Investments (unaudited) - continued

	Par Value	Value (Note 2)

MORTGAGE BACKED SECURITIES - continued

Freddie Mac - continued
3%, 8/1/42 Pool # G08502	$350,965	$360,200
3%, 9/1/42 Pool # C04233	361,019	370,519
3%, 4/1/43 Pool # V80025	406,694	417,394
3%, 4/1/43 Pool # V80026	401,402	411,963
3.5%, 8/1/44 Pool # Q27927	641,046	674,188
4%, 5/1/45 Pool # G08642	353,191	377,479
3.5%, 8/1/45 Pool # Q35614	481,971	506,418

		4,944,189
Ginnie Mae - 0.0%
6.5%, 2/20/29 Pool # 2714	20,271	24,069
6.5%, 4/20/31 Pool # 3068	11,449	13,766

		37,835

Total Mortgage Backed Securities
(Cost $12,934,957)		13,128,690

U.S. GOVERNMENT AND AGENCY

OBLIGATIONS - 10.3%

U.S. Treasury Bonds - 1.4%
6.625%, 2/15/27	860,000	1,261,009
3.000%, 5/15/42	500,000	538,203
2.500%, 2/15/45	250,000	241,523

		2,040,735
U.S. Treasury Notes - 8.9%
4.250%, 11/15/17	1,000,000	1,053,828
3.875%, 5/15/18	750,000	797,578
1.500%, 12/31/18	750,000	762,392
3.125%, 5/15/19	1,000,000	1,066,055
1.625%, 8/31/19	2,000,000	2,040,782
3.375%, 11/15/19	2,000,000	2,161,718
2.000%, 7/31/20	750,000	774,698
2.625%, 11/15/20	2,000,000	2,120,860
1.750%, 5/15/22	1,600,000	1,624,125
2.500%, 8/15/23	750,000	796,084

		13,198,120

Total U.S. Government and Agency
Obligations (Cost $14,636,411)		15,238,855

	Shares

SHORT-TERM INVESTMENTS - 4.4%
State Street Institutional U.S. Government
Money Market Fund, 0.23%, Premier Class	6,585,446	6,585,446

Total Short-Term Investments
(Cost $6,585,446)		6,585,446

TOTAL INVESTMENTS - 99.8%
(Cost $127,530,929**)		148,355,113

NET OTHER ASSETS AND LIABILITIES - 0.2%		301,271

TOTAL NET ASSETS - 100.0%		$148,656,384

**	Aggregate cost for Federal tax purposes was $127,703,658.
(A)	Floating rate or variable rate note. Rate shown is as of April 30, 2016.
(B)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(C)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.7% of total net assets.

ADR	American Depositary Receipt
MTN	Medium Term Note
PLC	Public Limited Company.
PSF-GTD	Permanent School Fund Guaranteed

Madison Covered Call & Equity Income Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - 73.9%

Consumer Discretionary - 11.1%
CarMax Inc.* (A)	31,400	$1,662,630
CBS Corp., Class B (A)	41,300	2,309,083
Discovery Communications Inc., Class A* (A)	33,800	923,078
Discovery Communications Inc., Class C* (A)	12,000	321,360
Johnson Controls Inc. (A)	37,800	1,564,920
Nordstrom Inc. (A)	34,300	1,753,759
Starbucks Corp.	23,400	1,315,782

		9,850,612
Consumer Staples - 4.9%
Costco Wholesale Corp. (A)	8,500	1,259,105
Diageo PLC, ADR (A)	15,700	1,700,781
Hershey Co./The (A)	15,200	1,415,272

		4,375,158
Energy - 9.5%
Apache Corp. (A)	39,000	2,121,600
Baker Hughes Inc. (A)	36,300	1,755,468
California Resources Corp.	2,686	5,909
EOG Resources Inc. (A)	12,000	991,440
Occidental Petroleum Corp. (A)	28,700	2,199,855
Schlumberger Ltd. (A)	17,300	1,389,882

		8,464,154
Financials - 9.4%
American Tower Corp. (A)	8,100	849,528
PNC Financial Services Group Inc./The (A)	21,700	1,904,826
Progressive Corp./The (A)	52,300	1,704,980
State Street Corp. (A)	29,000	1,806,700
T. Rowe Price Group Inc. (A)	27,800	2,093,062

		8,359,096
Health Care - 14.0%
Agilent Technologies Inc. (A)	27,100	1,108,932
Biogen Inc.* (A)	7,300	2,007,427
Cerner Corp.* (A)	39,700	2,228,758
Express Scripts Holding Co.* (A)	27,100	1,998,083
Gilead Sciences Inc.	17,900	1,578,959
McKesson Corp. (A)	10,500	1,762,110
Varian Medical Systems Inc.* (A)	21,500	1,745,370

		12,429,639
Industrials - 7.0%
Jacobs Engineering Group Inc.* (A)	47,500	2,117,550
PACCAR Inc. (A)	21,000	1,237,110
United Technologies Corp. (A)	27,100	2,828,427

		6,183,087
Information Technology - 15.3%
Alphabet Inc., Class C* (A)	1,900	1,316,719
Apple Inc.	28,600	2,680,964
EMC Corp.	60,900	1,590,099
Linear Technology Corp. (A)	39,300	1,748,064
Microsoft Corp. (A)	32,600	1,625,762
Nuance Communications Inc.*	11,000	188,980
Oracle Corp. (A)	38,200	1,522,652
QUALCOMM Inc. (A)	31,100	1,571,172
Visa Inc., Class A (A)	17,700	1,367,148

		13,611,560
Telecommunication Service - 2.7%
T-Mobile U.S. Inc.* (A)	61,600	2,419,648

Total Common Stocks
(Cost $72,648,233)		65,692,954

EXCHANGE TRADED FUNDS - 4.6%
SPDR S&P 500 ETF Trust	10,000	2,063,000
Vanguard Total Stock Market ETF (A)	19,000	2,004,690

Total Exchange Traded Funds
(Cost $4,110,770)		4,067,690

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.6%
U.S. Treasury Bill (B) (C), 0.324%, 5/26/16	5,000,000	4,998,891

Total U.S. Government and Agency
Obligations (Cost $4,998,891)		4,998,891
	Shares

SHORT-TERM INVESTMENTS - 22.5%
State Street Institutional U.S. Government
Money Market Fund, 0.23%,
Premier Class	19,988,128	19,988,128

Total Short-Term Investments
(Cost $19,988,128)		19,988,128

TOTAL INVESTMENTS - 106.6%
(Cost $101,746,022**)		94,747,663

NET OTHER ASSETS AND LIABILITIES - (3.9%)		(3,440,679)

TOTAL CALL & PUT OPTIONS WRITTEN - (2.7%)		(2,393,402)

TOTAL NET ASSETS - 100.0%		$88,913,582

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $95,218,468.
(A)	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
(B)	All or a portion of these securities are segregated as collateral for put options written. As of April 30, 2016, the total amount segregated was $4,998,891.
(C)	Rate noted represents annualized yield at time of purchase.
ADR	American Depositary Receipt.
ETF	Exchange Traded Fund.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Madison Covered Call & Equity Income Fund Portfolio of Investments (unaudited) - continued

	Contracts
	(100 shares		Strike	Value
Call Options Written	per contract)	Expiration	Price	(Note 2)
Agilent Technologies Inc.	257	May 2016	$40.00	$42,662
Alphabet Inc., Class C	19	June 2016	725.00	16,530
American Tower Corp.	81	July 2016	100.00	54,270
Apache Corp.	193	May 2016	52.50	66,103
Apache Corp.	197	June 2016	60.00	25,216
Baker Hughes Inc.	33	June 2016	50.00	9,190
Biogen Inc.	39	May 2016	280.00	26,130
Biogen Inc.	34	June 2016	280.00	41,140
CarMax Inc.	114	May 2016	55.00	9,120
CarMax Inc.	200	July 2016	57.50	31,500
CBS Corp., Class B	137	May 2016	55.00	28,702
CBS Corp., Class B	218	June 2016	55.00	57,116
CBS Corp., Class B	58	June 2016	57.50	8,207
Cerner Corp.	105	May 2016	55.00	28,088
Cerner Corp.	192	June 2016	55.00	58,560
Cerner Corp.	15	June 2016	57.50	2,662
Cerner Corp.	58	June 2016	60.00	5,220
Costco Wholesale Corp.	85	July 2016	155.00	17,340
Diageo PLC	30	May 2016	110.00	3,075
Diageo PLC	50	July 2016	110.00	15,000
Diageo PLC	77	July 2016	115.00	9,625
Discovery Communications Inc.	112	June 2016	30.00	5,040
Discovery Communications Inc.	226	July 2016	30.00	14,690
EOG Resources Inc.	120	May 2016	80.00	54,000
Express Scripts Holding Co.	104	May 2016	70.00	46,280
Express Scripts Holding Co.	104	May 2016	75.00	10,920
Express Scripts Holding Co.	63	June 2016	75.00	11,812
Hershey Co./The	152	May 2016	85.00	112,480
Jacobs Engineering Group Inc.	28	May 2016	42.50	7,910
Jacobs Engineering Group Inc.	200	July 2016	42.50	66,000
Jacobs Engineering Group Inc.	247	July 2016	45.00	45,078
Johnson Controls Inc.	93	July 2016	40.00	21,622
Linear Technology Corp.	195	May 2016	42.00	48,263
Linear Technology Corp.	198	May 2016	44.00	21,285
McKesson Corp.	74	May 2016	170.00	26,270
McKesson Corp.	31	June 2016	185.00	3,022
Microsoft Corp.	202	May 2016	55.00	505
Microsoft Corp.	124	June 2016	55.00	1,240
Nordstrom Inc.	128	June 2016	55.00	13,824
Nordstrom Inc.	215	July 2016	55.00	28,058
Occidental Petroleum Corp.	70	May 2016	67.50	64,575
Occidental Petroleum Corp.	217	May 2016	75.00	66,619
Oracle Corp.	224	June 2016	41.00	18,032
Oracle Corp.	129	July 2016	41.00	13,029
PACCAR Inc.	125	May 2016	48.60	127,500
PACCAR Inc.	85	May 2016	55.00	35,700
PNC Financial Services Group Inc./The	100	May 2016	85.00	35,250
PNC Financial Services Group Inc./The	117	May 2016	87.50	21,001
Progressive Corp./The	223	May 2016	31.00	36,795
Progressive Corp./The	300	May 2016	32.00	28,500
QUALCOMM Inc.	154	July 2016	52.50	15,708
Schlumberger Ltd.	93	May 2016	75.00	53,708
Schlumberger Ltd.	80	August 2016	80.00	34,400
State Street Corp.	100	May 2016	57.50	49,750
State Street Corp.	156	May 2016	60.00	46,488
T-Mobile U.S. Inc.	80	May 2016	39.50	7,960
T-Mobile U.S. Inc.	80	May 2016	40.00	5,840
T-Mobile U.S. Inc.	155	June 2016	40.00	19,452
T-Mobile U.S. Inc.	105	June 2016	41.00	9,187
T. Rowe Price Group Inc.	140	May 2016	75.00	24,150
T. Rowe Price Group Inc.	138	July 2016	75.00	38,985
United Technologies Corp.	131	May 2016	90.00	185,038
United Technologies Corp.	140	May 2016	92.50	164,500
Vanguard Total Stock Market ETF	190	June 2016	105.00	47,025
Varian Medical Systems Inc.	110	May 2016	80.00	24,200
Varian Medical Systems Inc.	94	June 2016	85.00	7,050
Visa Inc., Class A	177	May 2016	75.00	52,835

Total Call Options Written ( Premiums received $1,799,661 )				$2,327,032

Put Options Written
EOG Resources Inc.	115	June 2016	80.00	34,443
Visa Inc., Class A	135	June 2016	77.50	31,927

Total Put Options Written ( Premiums received $55,896 )				66,370

Total Options Written, at Value ( Premiums received $1,855,557 )				$2,393,402

Madison Dividend Income Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - 95.0%

Consumer Discretionary - 8.8%
Home Depot Inc./The	16,000	$2,142,240
McDonald’s Corp.	24,500	3,099,005
Omnicom Group Inc.	18,500	1,534,945
Tiffany & Co.	14,000	998,900

		7,775,090
Consumer Staples - 12.5%
Coca-Cola Co./The	35,000	1,568,000
Hershey Co./The	19,000	1,769,090
JM Smucker Co./The	16,000	2,031,680
Nestle S.A., ADR	27,000	2,013,390
PepsiCo Inc.	15,500	1,595,880
Procter & Gamble Co./The	25,800	2,067,096

		11,045,136
Energy - 7.9%
Chevron Corp.	18,500	1,890,330
Exxon Mobil Corp.	35,500	3,138,200
Schlumberger Ltd.	24,500	1,968,330

		6,996,860
Financials - 14.4%
BB&T Corp.	34,500	1,220,610
CME Group Inc.	17,000	1,562,470
Northern Trust Corp.	15,500	1,101,740
PNC Financial Services Group Inc./The	10,500	921,690
Travelers Cos. Inc./The	31,500	3,461,850
US Bancorp	50,500	2,155,845
Wells Fargo & Co.	46,000	2,299,080

		12,723,285
Health Care - 13.0%
Amgen Inc.	7,500	1,187,250
Johnson & Johnson	32,500	3,642,600
Medtronic PLC	23,000	1,820,450
Merck & Co. Inc.	35,000	1,919,400
Pfizer Inc.	89,500	2,927,545

		11,497,245
Industrials - 16.5%
3M Co.	11,500	1,924,870
Boeing Co./The	13,500	1,819,800
Emerson Electric Co.	19,500	1,065,285
General Electric Co.	86,000	2,644,500
Union Pacific Corp.	13,500	1,177,605
United Parcel Service Inc., Class B	21,000	2,206,470
United Technologies Corp.	19,500	2,035,215
Waste Management Inc.	28,500	1,675,515

		14,549,260
Information Technology - 12.6%
Accenture PLC, Class A	20,500	2,314,860
Automatic Data Processing Inc.	11,000	972,840

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Madison Dividend Income Fund Portfolio of Investments (unaudited) - continued

	Shares	Value (Note 2)

COMMON STOCKS - continued

Information Technology - continued
Cisco Systems Inc.	54,000	$1,484,460
Linear Technology Corp.	33,500	1,490,080
Microsoft Corp.	61,000	3,042,070
Texas Instruments Inc.	32,000	1,825,280

		11,129,590
Materials - 1.9%
Praxair Inc.	14,700	1,726,662

Telecommunication Service - 3.1%
Verizon Communications Inc.	53,000	2,699,820

Utilities - 4.3%
Duke Energy Corp.	27,000	2,127,060
NextEra Energy Inc.	14,000	1,646,120

		3,773,180

Total Common Stocks
(Cost $78,889,309)		83,916,128

SHORT-TERM INVESTMENTS - 4.8%
State Street Institutional U.S. Government
Money Market Fund, 0.23%, Premier Class	4,258,271	4,258,271

Total Short-Term Investments
(Cost $4,258,271)		4,258,271

TOTAL INVESTMENTS - 99.8%
(Cost $83,147,580**)		88,174,399

NET OTHER ASSETS AND LIABILITIES - 0.2%		215,221

TOTAL NET ASSETS - 100.0%		$88,389,620

**	Aggregate cost for Federal tax purposes was $83,193,459.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

Madison Large Cap Value Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - 92.7%

Consumer Discretionary - 6.4%
Mattel Inc.	106,500	$3,311,085
McDonald’s Corp.	30,500	3,857,945

		7,169,030
Consumer Staples - 9.1%
General Mills Inc.	47,000	2,882,980
JM Smucker Co./The	31,000	3,936,380
Procter & Gamble Co./The	43,000	3,445,160

		10,264,520
Energy - 12.7%
Apache Corp.	27,500	1,496,000
Baker Hughes Inc.	25,500	1,233,180
Chevron Corp.	22,200	2,268,396
Exxon Mobil Corp.	57,500	5,083,000
Occidental Petroleum Corp.	55,500	4,254,075

		14,334,651
Financials - 27.3%

Capital Markets - 1.7%
Bank of New York Mellon Corp./The	46,500	1,871,160

Commercial Banks - 7.6%
Citigroup Inc.	31,000	1,434,680
US Bancorp	72,000	3,073,680
Wells Fargo & Co.	81,000	4,048,380

		8,556,740
Diversified Financial Services - 4.0%
Berkshire Hathaway Inc., Class B*	17,100	2,487,708
Nasdaq Inc.	33,000	2,036,430

		4,524,138
Insurance - 10.7%
Aflac Inc.	33,000	2,276,010
American International Group Inc.	71,500	3,991,130
Arch Capital Group Ltd.*	24,000	1,691,760
Markel Corp.*	4,600	4,135,906

		12,094,806
Real Estate Investment Trusts (REITs) - 3.3%
Digital Realty Trust Inc.	42,000	3,695,160

		30,742,004
Health Care - 7.2%
Baxter International Inc.	76,500	3,382,830
Johnson & Johnson	26,500	2,970,120
Pfizer Inc.	55,400	1,812,134

		8,165,084
Industrials - 16.0%
Expeditors International of Washington
Inc.	30,000	1,488,300
Fluor Corp.	43,500	2,377,710
General Electric Co.	162,500	4,996,875
Jacobs Engineering Group Inc.*	100,500	4,480,290
Republic Services Inc.	98,500	4,636,395

		17,979,570
Information Technology - 8.0%
Cisco Systems Inc.	80,300	2,207,447
Microsoft Corp.	91,000	4,538,170
Oracle Corp.	56,000	2,232,160

		8,977,777
Telecommunication Services - 4.5%
AT&T Inc.	36,000	1,397,520
T-Mobile U.S. Inc.*	94,000	3,692,320

		5,089,840
Utilities - 1.5%
NextEra Energy Inc.	14,000	1,646,120

Total Common Stocks
(Cost $93,382,277)		104,368,596

SHORT-TERM INVESTMENTS - 8.7%
State Street Institutional U.S. Government
Money Market Fund, 0.23%, Premier Class	9,843,034	9,843,034

Total Short-Term Investments
(Cost $9,843,034)		9,843,034

TOTAL INVESTMENTS - 101.4%
(Cost $103,225,311**)		114,211,630

NET OTHER ASSETS AND LIABILITIES - (1.4%)		(1,618,790)

TOTAL NET ASSETS - 100.0%		$112,592,840

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $103,460,058.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Madison Investors Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - 93.3%

Consumer Discretionary - 15.0%
CarMax Inc.*	151,210	$8,006,570
Discovery Communications Inc., Class C*	455,003	12,184,980
Dollar General Corp.	96,033	7,866,063
McDonald’s Corp.	19,656	2,486,288
TJX Cos. Inc./The	101,082	7,664,037

		38,207,938
Consumer Staples - 14.1%
Diageo PLC, ADR	111,159	12,041,855
Hershey Co./The	77,090	7,177,850
JM Smucker Co./The	75,357	9,568,832
Nestle S.A., ADR	94,499	7,046,790

		35,835,327
Energy - 1.3%
Schlumberger Ltd.	42,249	3,394,285

Financials - 19.7%
American Tower Corp.	86,901	9,114,177
Berkshire Hathaway Inc., Class B*	86,439	12,575,146
Brookfield Asset Management Inc., Class A	284,469	9,620,741
Markel Corp.*	9,156	8,232,251
US Bancorp	249,213	10,638,903

		50,181,218
Health Care - 8.2%
Johnson & Johnson	107,552	12,054,428
Varian Medical Systems Inc.*	107,879	8,757,617

		20,812,045
Industrials - 14.3%
Copart Inc.*	203,607	8,722,524
Danaher Corp.	98,807	9,559,577
Jacobs Engineering Group Inc.*	220,416	9,826,145
PACCAR Inc.	138,759	8,174,293

		36,282,539
Information Technology - 17.0%
Accenture PLC, Class A	71,102	8,028,838
Alphabet Inc., Class C*	7,391	5,122,037
CDW Corp.	182,549	7,028,137
Oracle Corp.	245,864	9,800,139
TE Connectivity Ltd.	108,588	6,458,814
Visa Inc., Class A	87,479	6,756,878

		43,194,843
Materials - 3.7%
PPG Industries Inc.	86,424	9,540,345

Total Common Stocks
(Cost $197,846,385)		237,448,540

SHORT-TERM INVESTMENTS - 6.5%
State Street Institutional U.S. Government
Money Market Fund, 0.23%,
Premier Class	16,629,716	16,629,716

Total Short-Term Investments
(Cost $16,629,716)		16,629,716

TOTAL INVESTMENTS - 99.8%
(Cost $214,476,101**)		254,078,256

NET OTHER ASSETS AND LIABILITIES - 0.2%		429,483

TOTAL NET ASSETS - 100.0%		$254,507,739

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $214,940,921.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

Madison Mid Cap Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - 88.8%

Consumer Discretionary - 28.1%

Media - 12.6%
Discovery Communications Inc., Class C*	294,689	$7,891,771
Liberty Broadband Corp., Class C*	182,129	10,426,885
Liberty Global PLC, Series C*	254,391	9,310,711
Omnicom Group Inc.	119,306	9,898,819

		37,528,186
Specialty Retail - 15.5%
CarMax Inc.*	188,253	9,967,996
Ross Stores Inc.	290,712	16,506,627
Sally Beauty Holdings Inc.*	448,764	14,091,190
Tiffany & Co.	80,113	5,716,063

		46,281,876

		83,810,062
Consumer Staples - 2.9%
Brown-Forman Corp., Class B	26,969	2,597,654
Hershey Co./The	66,723	6,212,578

		8,810,232
Energy - 3.3%
Oceaneering International Inc.	79,730	2,922,105
World Fuel Services Corp.	148,962	6,960,994

		9,883,099
Financials - 26.3%

Commercial Banks - 4.0%
Glacier Bancorp Inc.	237,244	6,142,247
M&T Bank Corp.	50,246	5,945,107

		12,087,354
Insurance - 15.1%
Arch Capital Group Ltd.*	98,287	6,928,251
Brown & Brown Inc.	436,321	15,319,230
Markel Corp.*	15,738	14,150,193
WR Berkley Corp.	153,592	8,601,152

		44,998,826
Real Estate Investment Trusts (REITs) - 3.2%
American Tower Corp.	42,594	4,467,259
Crown Castle International Corp.	58,163	5,053,201
		9,520,460
Real Estate Management & Development - 4.0%
Brookfield Asset Management Inc., Class A	352,833	11,932,812

		78,539,452
Health Care - 7.5%
DaVita HealthCare Partners Inc.*	118,275	8,740,523
Laboratory Corp. of America Holdings*	77,442	9,705,031
Perrigo Co. PLC	39,734	3,841,086

		22,286,640
Industrials - 12.7%
Copart Inc.*	301,417	12,912,704
Expeditors International of Washington
Inc.	217,987	10,814,335
Fastenal Co.	137,484	6,432,876
IHS Inc., Class A*	63,882	7,868,985

		38,028,900
Information Technology - 4.8%
Amphenol Corp., Class A	109,088	6,090,383
CDW Corp.	217,869	8,387,956

		14,478,339
Materials - 3.2%
Crown Holdings Inc.*	181,532	9,613,935

Total Common Stocks
(Cost $188,256,811)		265,450,659

SHORT-TERM INVESTMENTS - 8.6%
State Street Institutional U.S. Government
Money Market Fund, 0.23%, Premier Class	25,651,700	25,651,700

Total Short-Term Investments
(Cost $25,651,700)		25,651,700

TOTAL INVESTMENTS - 97.4%
(Cost $213,908,511**)		291,102,359

NET OTHER ASSETS AND LIABILITIES - 2.6%		7,640,518

TOTAL NET ASSETS - 100.0%		$298,742,877

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $214,046,388.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Madison Small Cap Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - 95.7%

Consumer Discretionary - 6.2%
Ascena Retail Group Inc.*	117,670	$1,036,673
Cato Corp./The, Class A	34,869	1,275,857
DSW Inc., Class A	33,390	820,392
Fred’s Inc., Class A	93,190	1,367,097
Helen of Troy Ltd.*	9,060	901,742
International Speedway Corp., Class A	4,300	144,007
Stage Stores Inc.	76,110	560,170

		6,105,938
Consumer Staples - 4.6%
C&C Group PLC	310,453	1,394,565
Cranswick PLC	51,894	1,699,996
Post Holdings Inc.*	17,310	1,243,550
Smart & Final Stores Inc.*	12,900	205,368

		4,543,479
Energy - 5.6%
Dorian LPG Ltd.*	67,240	683,158
Era Group Inc.*	37,780	360,043
RSP Permian Inc.*	49,434	1,513,175
Scorpio Tankers Inc.	201,530	1,261,578
SEACOR Holdings Inc.*	21,850	1,284,125
Tesco Corp.	44,085	417,044

		5,519,123
Financials - 22.4%
AMERISAFE Inc.	3,980	214,442
Corporate Office Properties Trust, REIT	34,990	898,543
DiamondRock Hospitality Co., REIT	85,814	764,603
Education Realty Trust Inc., REIT	29,143	1,159,017
First Busey Corp.	45,247	924,849
First Midwest Bancorp Inc.	101,930	1,883,666
First Niagara Financial Group Inc.	110,050	1,162,128
Flushing Financial Corp.	45,100	899,745
Great Western Bancorp Inc.	44,388	1,399,110
Hancock Holding Co.	46,260	1,201,372
International Bancshares Corp.	77,460	2,028,678
Kemper Corp.	7,300	226,008
MB Financial Inc.	46,450	1,614,602
Northwest Bancshares Inc.	122,210	1,713,384
Primerica Inc.	31,970	1,584,433
Solar Capital Ltd.	42,095	742,135
State National Cos. Inc.	20,360	229,661
Summit Hotel Properties Inc., REIT	73,310	835,734
Webster Financial Corp.	67,850	2,486,024

		21,968,134
Health Care - 7.3%
Allscripts Healthcare Solutions Inc.*	118,350	1,585,890
Amsurg Corp.*	9,180	743,397
Charles River Laboratories International Inc.*	20,290	1,608,388
Corvel Corp.*	19,360	875,072
Haemonetics Corp.*	38,490	1,248,231
ICU Medical Inc.*	6,810	676,505
Phibro Animal Health Corp., Class A	20,060	416,044

		7,153,527
Industrials - 33.0%

Aerospace & Defense - 1.8%
Cubic Corp.	42,900	1,783,353

Air Freight & Logistics - 0.7%
Forward Air Corp.	15,620	711,960

Building Products - 1.3%
Tyman PLC	304,481	1,291,301

Commercial Services & Supplies - 9.6%
ACCO Brands Corp.*	163,900	1,563,606
Essendant Inc.	55,280	1,702,071
G&K Services Inc., Class A	33,620	2,375,253
Matthews International Corp., Class A	27,020	1,422,333
SP Plus Corp.*	68,200	1,519,496
Steelcase Inc., Class A	52,370	799,166

		9,381,925
Construction & Engineering - 1.2%
Primoris Services Corp.	52,320	1,223,765

Electrical Equipment - 2.6%
Babcock & Wilcox Enterprises Inc.*	54,060	1,235,271
Thermon Group Holdings Inc.*	70,610	1,323,231

		2,558,502
Machinery - 10.0%
Albany International Corp., Class A	50,860	2,049,150
CIRCOR International Inc.	20,410	1,152,145
ESCO Technologies Inc.	37,730	1,451,850
Luxfer Holdings PLC, ADR	66,831	858,778
Mueller Industries Inc.	85,070	2,684,809
TriMas Corp.*	88,630	1,604,203

		9,800,935
Professional Services - 4.2%
FTI Consulting Inc.*	46,530	1,875,159
Huron Consulting Group Inc.*	15,680	871,965
Mistras Group Inc.*	55,200	1,345,224

		4,092,348
Trading Companies & Distributors - 1.6%
GATX Corp.	33,560	1,541,746

		32,385,835
Information Technology - 8.8%
Belden Inc.	38,702	2,443,644
Coherent Inc.*	11,150	1,041,410
CTS Corp.	46,220	765,866
Diebold Inc.	47,330	1,243,359
Forrester Research Inc.	40,160	1,350,179
ScanSource Inc.*	42,390	1,724,425

		8,568,883
Materials - 4.6%
Deltic Timber Corp.	21,270	1,329,375
Greif Inc., Class A	36,400	1,263,080
Sensient Technologies Corp.	28,760	1,934,110

		4,526,565
Utilities - 3.2%
New Jersey Resources Corp.	20,930	746,783
Spire Inc.	18,130	1,159,595
WGL Holdings Inc.	17,580	1,193,506

		3,099,884

Total Common Stocks
(Cost $84,034,274)		93,871,368

SHORT-TERM INVESTMENTS - 4.3%
State Street Institutional U.S. Government
Money Market Fund, 0.23%, Premier Class	4,251,424	4,251,424

Total Short-Term Investments
(Cost $4,251,424)		4,251,424

TOTAL INVESTMENTS - 100.0%
(Cost $88,285,698**)		$98,122,792

NET OTHER ASSETS AND LIABILITIES - (0.0%)		(15,869)

TOTAL NET ASSETS - 100.0%		$98,106,923

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $88,475,296.
ADR	American Depositary Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Madison NorthRoad International Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - 96.6%

Australia - 1.8%
BHP Billiton Ltd., ADR	20,295	$636,045

Brazil - 2.0%
Estacio Participacoes S.A. (A)	88,952	307,003
Kroton Educacional S.A. (A)	114,690	426,847

		733,850
Denmark - 3.9%
Carlsberg AS, Class B (A)	7,494	729,834
ISS AS (A)	17,855	677,972

		1,407,806
France - 15.1%
AXA S.A., ADR	32,992	835,357
BNP Paribas S.A. (A)	11,495	608,627
LVMH Moet Hennessy Louis Vuitton SE (A)	6,356	1,056,029
Schneider Electric SE, ADR	70,030	910,390
Technip S.A. (A)	15,710	919,405
Total S.A., ADR	22,036	1,118,327

		5,448,135

Germany - 3.1%	14,229	1,118,684

SAP SE, ADR

Ireland - 4.1%
CRH PLC, ADR	28,766	837,378
Perrigo Co. PLC	6,673	645,079

		1,482,457
Israel - 1.8%
Teva Pharmaceutical Industries Ltd., ADR	11,824	643,817

Japan - 9.2%	177,689	804,310
Hitachi Ltd. (A)	156,626	720,480
Mitsubishi UFJ Financial Group Inc., ADR	57,235	1,089,754
Secom Co. Ltd., ADR	17,295	708,387

Seven & I Holdings Co. Ltd. (A)		3,322,931

Netherlands - 9.2%
Akzo Nobel N.V., ADR	32,721	774,506
ING Groep N.V. (A)	63,065	772,314
Royal Dutch Shell PLC, Class A, ADR	15,528	821,276
Sensata Technologies Holding N.V.*	25,475	959,643

		3,327,739
Singapore - 1.6%
DBS Group Holdings Ltd. (A)	51,680	587,181

South Korea - 2.5%
Samsung Electronics Co. Ltd. (A)	811	886,164

Sweden - 2.2%
Telefonaktiebolaget LM Ericsson, ADR	97,633	789,851

Switzerland - 14.6%
Credit Suisse Group AG, ADR	45,573	693,165
Nestle S.A., ADR	12,521	933,691
Novartis AG, ADR	16,406	1,246,364
Roche Holding AG, ADR	24,770	781,989
Syngenta AG, ADR	8,402	676,949
TE Connectivity Ltd.	15,815	940,676

		5,272,834
United Kingdom - 25.5%
Babcock International Group PLC (A)	57,495	795,984
Barclays PLC (A)	231,835	580,949
Berendsen PLC (A)	46,415	800,268
Compass Group PLC, ADR	50,361	898,944
Diageo PLC, ADR	12,079	1,308,518
GlaxoSmithKline PLC, ADR	16,609	712,692
HSBC Holdings PLC, ADR	15,133	504,383
Rolls-Royce Holdings PLC* (A)	3,678,480	505,083
Royal Dutch Shell PLC, Class A (A)	29,608	769,843
Standard Chartered PLC (A)	72,183	582,301
Tesco PLC, ADR*	104,041	783,429
WPP PLC, ADR	8,004	937,669

		9,180,063

Total Common Stocks
(Cost $36,897,209)		34,837,557

SHORT-TERM INVESTMENTS - 3.0%

United States - 3.0%
State Street Institutional U.S. Government
Money Market Fund, 0.23%, Premier Class	1,086,252	1,086,252

Total Short-Term Investments
(Cost $1,086,252)		1,086,252

TOTAL INVESTMENTS - 99.6%
(Cost $37,983,461**)		35,923,809

NET OTHER ASSETS AND LIABILITIES - 0.4%		150,263

TOTAL NET ASSETS - 100.0%		$36,074,072

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $38,468,787.
(A)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
ADR	American Depositary Receipt.
PLC	Public Limited Company.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16
Consumer Discretionary	10.0%	Information Technology	12.6%
Consumer Staples	12.4%	Materials	8.1%
Energy	10.1%	Money Market Funds	3.0%
Financials	16.3%	Net Other Assets and
Health Care	11.2%	Liabilities	0.4%
Industrials	15.9%

Madison International Stock Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - 95.7%

Australia - 1.6%
Caltex Australia Ltd. (A)	25,122	$620,799

Austria - 0.4%
UNIQA Insurance Group AG (A)	18,821	135,858

Belgium - 4.0%	9,630	1,192,001
Anheuser-Busch InBev N.V. (A)	6,519	365,988

KBC Groep N.V. (A)		1,557,989

Brazil - 1.3%
BB Seguridade Participacoes S.A. (A)	58,500	510,286

Canada - 2.3%
MacDonald Dettwiler & Associates Ltd. (A)	5,205	364,644
National Bank of Canada (A)	14,400	514,622

		879,266
Denmark - 1.2%
Carlsberg AS, Class B (A)	4,722	459,871

Finland - 1.7%
Sampo Oyj, Class A (A)	15,313	668,577

France - 8.0%
Cap Gemini S.A. (A)	8,430	786,991
Iliad S.A. (A)	1,482	323,866
Total S.A. (A)	8,132	409,056
Valeo S.A. (A)	5,017	795,356
Vinci S.A. (A)	10,049	750,691

		3,065,960

Germany - 2.5%	8,229	949,329

Bayer AG (A)

Ireland - 4.7%
James Hardie Industries PLC (A)	25,845	364,137
Ryanair Holdings PLC, ADR	4,468	361,685
Shire PLC (A)	17,216	1,071,862

		1,797,684
Israel - 2.2%
Teva Pharmaceutical Industries Ltd., ADR	15,455	841,525

Italy - 1.7%
Azimut Holding SpA (A)	17,042	428,916
Mediaset SpA (A)	47,321	212,947

		641,863
Japan - 19.4%
ABC-Mart Inc. (A)	6,700	434,501
Daiwa House Industry Co. Ltd. (A)	38,600	1,019,785
Don Quijote Holdings Co. Ltd. (A)	22,800	812,660
Isuzu Motors Ltd. (A)	40,900	435,376
Japan Tobacco Inc. (A)	14,900	610,326
KDDI Corp. (A)	32,500	924,443
Makita Corp. (A)	7,800	485,336
Seven & I Holdings Co. Ltd. (A)	15,700	643,057
SoftBank Group Corp. (A)	10,800	568,072
Sony Corp. (A)	22,300	542,120
Sumitomo Mitsui Financial Group Inc. (A)	22,300	670,341
United Arrows Ltd. (A)	8,300	333,546

		7,479,563
Luxembourg - 0.7%
RTL Group S.A.* (A)	3,336	278,699

Netherlands - 2.8%
Koninklijke KPN N.V. (A)	102,269	402,250
Wolters Kluwer N.V. (A)	18,280	695,659

		1,097,909

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Madison International Stock Fund Portfolio of Investments (unaudited) - continued

	Shares	Value (Note 2)

COMMON STOCKS - continued

Norway - 1.5%
Telenor ASA (A)	33,070	$569,248

Philippines - 0.7%
Alliance Global Group Inc. (A)	840,600	259,956

Spain - 1.1%
Red Electrica Corp. S.A. (A)	4,622	412,650

Sweden - 3.5%
Assa Abloy AB, Class B (A)	38,362	804,458
Swedbank AB, Class A (A)	24,900	537,041

		1,341,499
Switzerland - 6.5%
Credit Suisse Group AG* (A)	20,284	308,077
Novartis AG (A)	19,013	1,450,799
Wolseley PLC (A)	13,511	754,327

		2,513,203
Taiwan - 1.8%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	28,800	679,392

Thailand - 0.6%
Krung Thai Bank PCL (A)	452,700	222,916

Turkey - 1.3%
Turkcell Iletisim Hizmetleri AS (A)	117,910	509,904

United Kingdom - 22.9%
Aon PLC	6,660	700,099
BHP Billiton PLC (A)	46,896	639,380
British American Tobacco PLC (A)	18,246	1,111,729
Direct Line Insurance Group PLC (A)	57,680	305,006
Howden Joinery Group PLC (A)	41,044	296,259
Informa PLC (A)	37,767	361,175
J Sainsbury PLC (A)	117,384	495,509
Lloyds Banking Group PLC (A)	844,236	827,346
Provident Financial PLC (A)	10,452	445,025
Prudential PLC (A)	47,781	940,760
RELX PLC (A)	38,397	678,856
Rexam PLC (A)	69,917	638,496
Royal Dutch Shell PLC, Class A	32,148	835,886
Unilever PLC	11,822	527,626

		8,803,152
United States - 1.3%
Signet Jewelers Ltd.	4,647	504,478

Total Common Stocks
(Cost $32,975,205)		36,801,576

SHORT-TERM INVESTMENTS - 3.8%

United States - 3.8%
State Street Institutional U.S. Government
Money Market Fund, 0.23%, Premier Class	1,479,045	1,479,045

Total Short-Term Investments
(Cost $1,479,045)		1,479,045

TOTAL INVESTMENTS - 99.5%
(Cost $34,454,250**)		38,280,621

NET OTHER ASSETS AND LIABILITIES - 0.5%		201,692

TOTAL NET ASSETS - 100.0%		$38,482,313

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $34,784,071.
(A)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
ADR	American Depositary Receipt.
PCL	Public Company Limited.
PLC	Public Limited Company.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16
Consumer Discretionary	15.8%	Materials	4.3%
Consumer Staples	13.1%	Money Market Funds	3.8%
Energy	4.8%	Telecommunication
Financials	22.4%	Services	8.6%
Health Care	11.2%	Utilities	1.1%
Industrials	10.6%	Net Other Assets
Information Technology	3.8%	and Liabilities	0.5%

Hansberger International Growth Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - 98.9%

Canada - 6.6%
Cameco Corp.	39,676	$496,347
Canadian Pacific Railway Ltd.	3,913	564,450
Manulife Financial Corp.	36,116	531,989

		1,592,786
China - 11.1%
Alibaba Group Holding Ltd., ADR*	9,090	699,385
China Longyuan Power Group Corp. Ltd., Class H (A)	525,683	363,923
CITIC Securities Co. Ltd., Class H (A)	192,623	425,628
Ping An Insurance Group Co. of China Ltd., Class H (A)	92,143	435,360
Tencent Holdings Ltd. (A)	37,459	767,347

		2,691,643
Denmark - 1.1%
Novo Nordisk AS, Class B (A)	4,799	267,944

France - 9.4%
Christian Dior SE (A)	1,368	240,212
Hermes International (A)	718	255,687
Iliad S.A. (A)	2,646	578,238
Pernod Ricard S.A. (A)	2,866	309,400
Safran S.A. (A)	4,568	314,725
Zodiac Aerospace (A)	24,566	575,948

		2,274,210
Germany - 8.2%
Bayer AG (A)	3,123	360,281
Continental AG (A)	1,630	357,982
Fresenius SE & Co. KGaA (A)	7,361	535,392
KUKA AG (A)	4,694	462,453
United Internet AG (A)	5,278	257,668

		1,973,776
Hong Kong - 2.5%
AIA Group Ltd. (A)	99,304	596,574

India - 4.4%
Dr Reddy’s Laboratories Ltd., ADR	7,444	339,446
HDFC Bank Ltd., ADR	6,907	434,243
Larsen & Toubro Ltd., GDR	15,275	290,989

		1,064,678
Indonesia - 1.0%
Bank Mandiri Persero Tbk PT (A)	327,000	239,274

Ireland - 2.7%
Kerry Group PLC, Class A (A)	3,380	301,378
Shire PLC (A)	5,456	339,688

		641,066
Japan - 14.9%
CyberAgent Inc. (A)	15,000	700,697
Keyence Corp. (A)	1,074	639,632
Nidec Corp. (A)	9,000	650,866
Seven & I Holdings Co. Ltd. (A)	7,100	290,809
SoftBank Group Corp. (A)	8,300	436,574
Toray Industries Inc. (A)	41,000	342,234
Toyota Motor Corp. (A)	10,700	539,744

		3,600,556
Mexico - 3.6%
Grupo Financiero Banorte S.A.B. de C.V., Class O (A)	74,747	424,987
Grupo Mexico S.A.B. de C.V., Class AClass AClass B (A)	175,049	445,237

		870,224
Netherlands - 4.9%
ASML Holding N.V.	5,729	553,422
NXP Semiconductors N.V.*	7,444	634,824

		1,188,246
Norway - 1.4%
Telenor ASA (A)	19,486	335,421

Singapore - 1.4%
DBS Group Holdings Ltd. (A)	30,000	340,856

South Korea - 2.8%
Amorepacific Corp. (A)	911	325,814
LG Household & Health Care Ltd. (A)	405	357,938

		683,752
Spain - 1.3%
Grifols S.A. (A)	14,018	304,895

Sweden - 1.4%
Hexagon AB, Class B shares (A)	8,247	328,835

Switzerland - 7.8%
Cie Financiere Richemont S.A. (A)	3,489	232,042
Credit Suisse Group AG* (A)	37,381	567,749
Nestle S.A. (A)	3,608	268,917
Partners Group Holding AG (A)	1,235	508,522
Roche Holding AG (A)	1,195	302,082

		1,879,312

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Hansberger International Growth Fund Portfolio of Investments (unaudited) - continued

	Shares	Value (Note 2)

COMMON STOCKS - continued

United Kingdom - 12.4%
ARM Holdings PLC (A)	28,788	$394,346
Ashtead Group PLC (A)	28,159	373,387
Carnival PLC (A)	12,298	610,415
London Stock Exchange Group PLC (A)	10,264	406,876
Michael Page International PLC (A)	56,004	332,640
Prudential PLC (A)	25,624	504,511
Royal Dutch Shell PLC, Class B shares (A)	14,486	378,029

		3,000,204

Total Common Stocks
(Cost $21,892,399)		23,874,252

SHORT-TERM INVESTMENTS - 0.7%

United States - 0.7%
State Street Institutional U.S. Government
Money Market Fund, 0.23%, Premier Class	172,892	172,892

		Value (Note 2)

Total Short-Term Investments
(Cost $172,892)		$172,892

TOTAL INVESTMENTS - 99.6%
(Cost $22,065,291**)		24,047,144

NET OTHER ASSETS AND LIABILITIES - 0.4%		100,741

TOTAL NET ASSETS - 100.0%		$24,147,885

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $22,586,404.
(A)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
PLC	Public Limited Company.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/16
Consumer Discretionary	12.2%	Materials	3.3%
Consumer Staples	7.7%	Money Market Funds	0.7%
Energy	3.6%	Telecommunication
Financials	22.4%	Services	5.6%
Health Care	10.1%	Utilities	1.5%
Industrials	14.8%	Net Other Assets
Information Technology	17.7%	and Liabilities	0.4%

Target Retirement 2020 Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 99.1%

Alternative Funds - 3.5%
SPDR Gold Shares*	14,585	$1,803,436

Bond Funds - 59.4%
Baird Aggregate Bond Fund Institutional Shares	47,162	514,541
iShares 20+ Year Treasury Bond ETF	19,928	2,578,285
iShares 3-7 Year Treasury Bond ETF †	128,926	16,196,973
iShares 7-10 Year Treasury Bond ETF	9,348	1,028,280
iShares TIPS Bond Fund ETF	55,964	6,429,144
Metropolitan West Total Return Bond Fund Class I	47,380	514,543
PowerShares Senior Loan Portfolio	89,323	2,062,468
Vanguard Intermediate-Term Corporate Bond ETF	14,661	1,283,717

		30,607,951
Foreign Stock Funds - 6.5%
iShares MSCI EAFE Minimum Volatility ETF	11,507	773,501
SPDR S&P China ETF	3,720	258,205
Vanguard FTSE All-World ex-U.S. ETF	17,549	773,209
WisdomTree Europe Hedged Equity Fund	19,670	1,029,724
WisdomTree Japan Hedged Equity Fund	12,509	514,120

		3,348,759
Money Market Funds - 3.1%
State Street Institutional U.S. Government
Money Market Fund, 0.23%, Premier Class	1,602,009	1,602,009

Stock Funds - 26.6%
Energy Select Sector SPDR Fund	7,691	519,219
Guggenheim S&P 500 Equal Weight ETF	3,253	258,646
iShares Core S&P Mid-Cap ETF	5,311	774,503
PowerShares Buyback Achievers Portfolio ETF	33,966	1,550,548
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	17,345	255,326
Schwab U.S. Dividend Equity ETF	12,898	516,178
SPDR S&P 500 ETF Trust	37,540	7,744,502
SPDR S&P Regional Banking ETF	12,781	515,713
VanEck Vectors Agribusiness ETF	10,602	516,423
Vanguard Information Technology ETF	9,884	1,031,989

		13,683,047

TOTAL INVESTMENTS - 99.1%
(Cost $46,281,559**)		51,045,202

NET OTHER ASSETS AND LIABILITIES - 0.9%		441,702

TOTAL NET ASSETS - 100.0%		$51,486,904

†	The annual report and prospectus for the iShares 3-7 Year Treasury Bond ETF can be found at: http://www.ishares.com/us/library/financial-legal-tax.
*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $47,086,489.
ETF	Exchange Traded Fund.

Target Retirement 2030 Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 99.1%

Alternative Funds - 4.0%
SPDR Gold Shares*	24,634	$3,045,994

Bond Funds - 34.0%
iShares 20+ Year Treasury Bond ETF	29,453	3,810,629
iShares 3-7 Year Treasury Bond ETF	84,687	10,639,228
iShares 7-10 Year Treasury Bond ETF	13,816	1,519,760
iShares TIPS Bond Fund ETF	72,786	8,361,655
Vanguard Intermediate-Term Corporate Bond ETF	17,339	1,518,203

		25,849,475
Foreign Stock Funds - 11.5%
iShares MSCI Canada ETF	15,048	382,219
iShares MSCI EAFE Minimum Volatility ETF	34,012	2,286,287
iShares MSCI United Kingdom ETF	23,377	381,279
SPDR S&P China ETF	5,498	381,616
Vanguard FTSE All-World ex-U.S. ETF	43,227	1,904,582
WisdomTree Europe Hedged Equity Fund	36,338	1,902,294
WisdomTree Japan Hedged Equity Fund	36,976	1,519,713

		8,757,990
Money Market Funds - 3.0%
State Street Institutional U.S. Government
Money Market Fund, 0.23%, Premier Class	2,300,312	2,300,312

Stock Funds - 46.6%
Energy Select Sector SPDR Fund	17,045	1,150,708
Guggenheim S&P 500 Equal Weight ETF	9,616	764,568
iShares Core S&P Mid-Cap ETF	15,700	2,289,531
PowerShares Buyback Achievers
Portfolio ETF	66,910	3,054,442
Schwab Fundamental U.S. Large Company
Index Fund Institutional Shares	51,370	756,167
Schwab U.S. Dividend Equity ETF	38,126	1,525,803
SPDR S&P 500 ETF Trust †	96,168	19,839,458
SPDR S&P Homebuilders ETF	22,663	762,837
SPDR S&P Regional Banking ETF	28,335	1,143,317
VanEck Vectors Agribusiness ETF	23,503	1,144,831
Vanguard Growth ETF	3,613	381,569
Vanguard Health Care ETF	2,998	380,926
Vanguard Information Technology ETF	21,912	2,287,832

		35,481,989

TOTAL INVESTMENTS - 99.1%
(Cost $65,925,222**)		75,435,760

NET OTHER ASSETS AND LIABILITIES - 0.9%		719,268

TOTAL NET ASSETS - 100.0%		$76,155,028

†	The annual report and prospectus for the SPDR S&P 500 ETF Trust can be found at: http://www.spdrs.com/product/fund.seam?ticker=spy.
*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $67,568,549.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Target Retirement 2040 Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 99.2%

Alternative Funds - 4.0%
SPDR Gold Shares*	16,046	$1,984,087

Bond Funds - 23.9%
iShares 20+ Year Treasury Bond ETF	19,185	2,482,155
iShares 3-7 Year Treasury Bond ETF	27,581	3,465,001
iShares 7-10 Year Treasury Bond ETF	4,499	494,890
iShares TIPS Bond Fund ETF	40,896	4,698,133
Vanguard Intermediate-Term Corporate Bond ETF	8,471	741,721

		11,881,900
Foreign Stock Funds - 13.5%
iShares MSCI Canada ETF
iShares MSCI EAFE Minimum Volatility ETF	9,788	248,615
iShares MSCI United Kingdom ETF	33,223	2,233,250
SPDR S&P China ETF	15,227	248,353
Vanguard FTSE All-World ex-U.S. ETF	3,581	248,557
	33,796	1,489,052
WisdomTree Europe Hedged Equity Fund	23,701	1,240,747
WisdomTree Japan Hedged Equity Fund	24,082	989,770

		6,698,344
Money Market Funds - 3.2%
State Street Institutional U.S. Government
Money Market Fund, 0.23%, Premier Class	1,566,747	1,566,747

Stock Funds - 54.6%
Energy Select Sector SPDR Fund	11,106	749,766
Guggenheim S&P 500 Equal Weight ETF	9,398	747,235
iShares Core S&P Mid-Cap ETF	11,932	1,740,044
PowerShares Buyback Achievers
Portfolio ETF	54,503	2,488,062
Schwab Fundamental U.S. Large Company
Index Fund Institutional Shares	50,191	738,817
Schwab U.S. Dividend Equity ETF	37,265	1,491,345
SPDR S&P 500 ETF Trust †	67,460	13,916,998
SPDR S&P Homebuilders ETF	14,762	496,889
SPDR S&P Regional Banking ETF	24,609	992,973
VanEck Vectors Agribusiness ETF	20,412	994,269
Vanguard Growth ETF	4,709	497,317
Vanguard Health Care ETF	1,953	248,148
Vanguard Information Technology ETF	19,051	1,989,115

		27,090,978

TOTAL INVESTMENTS - 99.2%
(Cost $41,884,459**)		49,222,056

NET OTHER ASSETS AND LIABILITIES - 0.8%		400,196

TOTAL NET ASSETS - 100.0%		$49,622,252

†	The annual report and prospectus for the SPDR S&P 500 ETF Trust can be found at: http://www.spdrs.com/product/fund.seam?ticker=spy.
*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $43,103,811.
ETF	Exchange Traded Fund.

Target Retirement 2050 Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 99.3%

Alternative Funds - 4.0%
SPDR Gold Shares*	7,072	$874,453

Bond Funds - 14.0%
iShares 20+ Year Treasury Bond ETF	8,455	1,093,908
iShares TIPS Bond Fund ETF	15,178	1,743,648
Vanguard Intermediate-Term Corporate
Bond ETF	2,489	217,937

		3,055,493
Foreign Stock Funds - 15.5%
iShares MSCI Canada ETF	4,314	109,576
iShares MSCI EAFE Minimum Volatility ETF	19,522	1,312,269
iShares MSCI United Kingdom ETF	6,749	110,076
SPDR S&P China ETF	1,578	109,529
Vanguard FTSE All-World ex-U.S. ETF	17,377	765,631
WisdomTree Europe Hedged Equity Fund	10,429	545,958
WisdomTree Japan Hedged Equity Fund	10,613	436,194

		3,389,233
Money Market Funds - 3.2%
State Street Institutional U.S. Government
Money Market Fund, 0.23%, Premier Class	703,981	703,981

Stock Funds - 62.6%
Energy Select Sector SPDR Fund	4,894	330,394
Guggenheim S&P 500 Equal Weight ETF	5,522	439,054
iShares Core S&P Mid-Cap ETF	6,010	876,438
PowerShares Buyback Achievers
Portfolio ETF	28,824	1,315,816
Schwab Fundamental U.S. Large Company
Index Fund Institutional Shares	29,493	434,139
Schwab U.S. Dividend Equity ETF	21,898	876,358
SPDR S&P 500 ETF Trust †	31,854	6,571,480
SPDR S&P Homebuilders ETF	6,506	218,992
SPDR S&P Regional Banking ETF	13,557	547,025
VanEck Vectors Agribusiness ETF	11,245	547,744
Vanguard Growth ETF	3,113	328,764
Vanguard Health Care ETF	861	109,399
Vanguard Information Technology ETF	10,495	1,095,783

		13,691,386

TOTAL INVESTMENTS - 99.3%
(Cost $19,122,350**)		21,714,546

NET OTHER ASSETS AND LIABILITIES - 0.7%		162,971

TOTAL NET ASSETS - 100.0%		$21,877,517

†	The annual report and prospectus for the SPDR S&P 500 ETF Trust can be found at: https://www.spdrs.com/product/fund.seam?ticker=spy.
*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $19,799,527.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Statements of Assets and Liabilities as of April 30, 2016 (unaudited)

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Government Money Market Fund	Tax-Free Virginia Fund	Tax-Free National Fund	High Quality Bond Fund	Core Bond Fund	Corporate Bond Fund
Assets:
Investments in securities, at cost:
Unaffiliated issuers	$41,589,883	$82,483,074	$35,883,555	$17,880,258	$21,136,708	$25,243,929	$106,712,770	$214,468,250	$22,482,646
Affiliated issuers[1]	30,301,227	55,668,309	22,967,628	–	–	–	–	–	–
Net unrealized appreciation (depreciation)
Unaffiliated issuers	982,609	2,321,635	1,088,350	–	1,104,559	1,925,705	1,795,424	6,118,386	773,998
Affiliated issuers[1]	(107,033)	2,200,735	1,376,710	–	–	–	–	–	–
Total investments, at value	72,766,686	142,673,753	61,316,243	17,880,258	22,241,267	27,169,634	108,508,194	220,586,636	23,256,644
Cash	–	–	–	1,500,000	73,012	384,397	–	875,084	–
Receivables:
Investments sold	683,568	2,133,214	918,880	–	–	–	–	2,477,373	224,012
Fund shares sold	80,778	163,725	15,434	5,937	250	10,000	387,944	30,905	–
Dividends and interest	50,099	53,837	11,443	33,503	271,452	309,094	755,598	1,904,947	235,162
Due from Adviser	–	–	–	3,975	–	–	–	–	–
Total assets	73,581,131	145,024,529	62,262,000	19,423,673	22,585,981	27,873,125	109,651,736	225,874,945	23,715,818
Liabilities:
Payables:
Investments purchased	689,533	2,146,774	918,980	–	–	–	–	2,988,961	100,000
Fund shares repurchased	85,850	196,835	27,090	1,111	391	9,493	329,311	9,012	127
Advisory agreement fees	11,957	23,408	10,050	6,283	9,260	9,161	26,676	90,759	7,675
Service agreement fees	14,947	29,261	12,563	2,663	6,482	8,015	16,894	27,037	4,797
Distribution fees - Class B	5,946	16,909	7,153	204	–	–	–	1,708	–
Distribution fees - Class C	12,147	5,788	1,518	–	–	–	–	–	–
Shareholder servicing fees	14,937	29,231	12,545	–	–	–	–	7,466	–
Dividends	–	–	–	–	1,120	5,806	–	278,023	50,961
Accrued expenses and other payables	–	–	–	–	–	–	–	135	–
Options written, at value (premium received $32,164) (Note 6)	–	–	–	–	–	–	–	26,719	–
Total liabilities	835,317	2,448,206	989,899	10,261	17,253	32,475	372,881	3,429,820	163,560
Net Assets	$72,745,814	$142,576,323	$61,272,101	$19,413,412	$22,568,728	$27,840,650	$109,278,855	$222,445,125	$23,552,258
Net Assets consist of:
Paid-in capital	$71,253,877	$136,086,138	$58,263,054	$19,413,434	$21,422,418	$25,867,163	$107,375,366	$215,833,202	$22,850,116
Accumulated undistributed net investment income (loss)	(53,480)	(205,533)	(179,020)	–	3,587	4,673	110,126	(188,652)	4,774
Accumulated net realized gain (loss) on investments sold and foreign currency related transactions	669,841	2,173,348	723,007	(22)	38,164	43,109	(2,061)	676,744	(76,630)
Net unrealized appreciation of investments (including appreciation (depreciation) of foreign currency related transactions	875,576	4,522,370	2,465,060	–	1,104,559	1,925,705	1,795,424	6,123,831	773,998
Net Assets	$72,745,814	$142,576,323	$61,272,101	$19,413,412	$22,568,728	$27,840,650	$109,278,855	$222,445,125	$23,552,258
Class A Shares:
Net Assets	$43,317,277	$105,671,023	$47,174,836	$19,130,406				$34,099,075
Shares of beneficial interest outstanding	4,179,666	9,655,323	4,344,070	19,130,406				3,359,096
Net Asset Value and redemption price per share	$10.36	$10.94	$10.86	$1.00				$10.15
Sales charge of offering price[2]	0.63	0.67	0.66	–				0.48
Maximum offering price per share	$10.99	$11.61	$11.52	$1.00				$10.63
Class B Shares:
Net Assets	$9,615,595	$27,457,431	$11,621,859	$283,006				$2,788,445
Shares of beneficial interest outstanding	922,269	2,527,657	1,094,613	283,006				274,547
Net Asset Value and redemption price per share[3]	$10.43	$10.86	$10.62	$1.00				$10.16
Class C Shares:
Net Assets	$19,812,942	$9,447,869	$2,475,406
Shares of beneficial interest outstanding	1,899,167	869,126	232,981
Net Asset Value and redemption price per share[3]	$10.43	$10.87	$10.62
Class Y Shares:
Net Assets					$22,568,728	$27,840,650	$109,278,855	$183,752,688	$23,552,258
Shares of beneficial interest outstanding					1,918,674	2,486,730	9,850,942	18,159,041	2,038,339
Net Asset Value and redemption price per share[3]					$11.76	$11.20	$11.09	$10.12	$11.55
Class R6 Shares:
Net Assets								$1,804,917
Shares of beneficial interest outstanding								177,813
Net Asset Value and redemption price per share[3]								$10.15

1 See Note 12 for information on affiliated issuers.
2 Sales charge of offering price is 5.75 % for the Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds and 4.50% for the Core Bond Fund.
3 If applicable, redemption price per share may be reduced by a contingent deferred sales charge.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Statements of Assets and Liabilities as of April 30, 2016 (unaudited)

	High Income Fund	Diversified Income Fund	Covered Call & Equity Income Fund	Dividend Income Fund	Large Cap Value Fund	Investors Fund	Mid Cap Fund	Small Cap Fund	NorthRoad International Fund
Assets:
Investments in securities, at cost:
Unaffiliated issuers	$23,532,902	$127,530,929	$101,746,022	$83,147,580	$103,225,311	$214,476,101	$213,908,511	$88,285,698	$37,983,461
Net unrealized appreciation
Unaffiliated issuers	(189,870)	20,824,184	(6,998,359)	5,026,819	10,986,319	39,602,155	77,193,848	9,837,094	(2,059,652)
Total investments, at value	23,343,032	148,355,113	94,747,663	88,174,399	114,211,630	254,078,256	291,102,359	98,122,792	35,923,809
Foreign currency (cost of $6,342 and $37, respectively) (Note 2)	–	–	–	–	–	–	–	–	–
Receivables:
Investments sold	463,683	2,227,204	592,203	1,580,772	3,663,229	–	8,904,374	34,255	–
Fund shares sold	911	97,037	61,775	130,675	20,850	431,797	1,234,691	90,366	–
Dividends and interest	337,160	714,663	24,642	149,050	80,427	304,080	40,197	77,184	187,271
Due from Adviser	–	–	–	10,461	–	–	–	–	–
Total assets	24,144,786	151,394,017	95,426,283	90,045,357	117,976,136	254,814,133	301,281,621	98,324,597	36,111,080
Liabilities:
Payables:
Investments purchased	625,000	2,467,190	3,999,238	1,574,768	5,134,674	–	2,068,262	77,445	5,301
Fund shares repurchased	38,660	115,591	35,343	4,252	145,052	95,042	181,853	40,133	–
Advisory agreement fees	10,594	79,296	61,461	52,307	53,055	156,591	181,317	79,245	23,643
Service agreement fees	3,852	24,399	10,549	24,410	34,727	40,750	93,770	19,811	8,064
Distribution fees - Class B	967	8,146	6,951	–	2,346	–	1,886	253	–
Distribution fees - Class C	–	7,810	–	–	–	–	–	–	–
Shareholder servicing fees	4,656	33,858	5,757	–	13,442	14,011	11,656	787	–
Dividends	2,853	1,343	–	–	–	–	–	–	–
Accrued expenses and other payables	–	–	–	–	–	–	–	–	–
Options written, at value (premium received $1,855,557) (Note 6)	–	–	2,393,402	–	–	–	–	–	–
Total liabilities	686,582	2,737,633	6,512,701	1,655,737	5,383,296	306,394	2,538,744	217,674	37,008
Net Assets	$23,458,204	$148,656,384	$88,913,582	$88,389,620	$112,592,840	$254,507,739	$298,742,877	98,106,923	36,074,072
Net Assets consist of:
Paid-in capital	$25,418,527	$126,587,824	$96,086,798	$82,827,220	$92,721,975	$210,970,241	$214,122,332	$85,990,649	$40,004,429
Accumulated undistributed net investment income (loss)	8,280	(46,602)	(1,499,572)	92,248	445,191	122,665	(2,774,613)	100,978	257,241
Accumulated net realized gain (loss) on investments sold and foreign currency related transactions	(1,778,733)	1,290,978	1,862,560	443,333	8,439,355	3,812,678	10,201,310	2,177,697	(2,129,065)
Net unrealized appreciation (depreciation) of investments (including appreciation (depreciation) of foreign currency related transactions	(189,870)	20,824,184	(7,536,204)	5,026,819	10,986,319	39,602,155	77,193,848	9,837,599	(2,058,533)
Net Assets	$23,458,204	$148,656,384	$88,913,582	$88,389,620	$112,592,840	$254,507,739	$298,742,877	$98,106,923	$36,074,072
Class A Shares:
Net Assets	$21,184,391	$122,774,076	$17,195,040		$61,681,537	$68,238,958	$53,427,844	$3,446,215
Shares of beneficial interest outstanding	3,618,590	8,349,053	1,917,557		4,186,944	3,579,845	6,467,004	231,723
Net Asset Value and redemption price per share	5.85	14.71	8.97		14.73	19.06	8.26	$14.87
Sales charge of offering price[1]	0.28	0.90	0.55		0.90	1.16	0.50	0.91
Maximum offering price per share	6.13	15.61	9.52		15.63	20.22	8.76	$15.78
Class B Shares:
Net Assets	$1,586,344	$13,260,231			$3,800,015		$3,023,911	405,155
Shares of beneficial interest outstanding	263,945	896,300			263,435		432,408	28,769
Net Asset Value and redemption price per share[2]	$6.01	$14.79			$14.42		$6.99	$14.08
Class C Shares:
Net Assets		$12,622,077	$11,513,537
Shares of beneficial interest outstanding		853,553	1,326,018
Net Asset Value and redemption price per share[2]		$14.79	$8.68
Class Y Shares:
Net Assets	$687,469		$57,779,633	$88,389,620	$47,111,288	$179,456,853	$232,981,455	$94,255,553	$27,611,833
Shares of beneficial interest outstanding	119,224		6,343,392	4,035,367	3,199,094	9,401,411	27,293,585	6,320,365	2,818,882
Net Asset Value and redemption price per share[2]	$5.77		$9.11	$21.90	$14.73	$19.09	$8.54	$14.91	$9.80
Class R6 Shares:
Net Assets			$2,425,372			$6,811,928	$9,309,667		$8,462,239
Shares of beneficial interest outstanding			264,960			355,039	1,075,586		857,315
Net Asset Value and redemption price per share[2]			$9.15			$19.19	$8.66		$9.87
Class I Shares:
Net Assets
Shares of beneficial interest outstanding
Net Asset Value and redemption price per share

1 Sales charge of offering price is 4.50% for the High Income Fund and 5.75% for the Diversified Income, Covered Call & Equity Income, Large Cap Value, Investors, Mid Cap, Small Cap and International Stock Funds.
2 If applicable, redemption price per share may be reduced by a contingent deferred sales charge.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

International Stock Fund	Hansberger International Growth Fund	Madison Target Retirement 2020 Fund	Madison Target Retirement 2030 Fund	Madison Target Retirement 2040 Fund	Madison Target Retirement 2050 Fund

$34,454,250	$22,065,291	$46,281,559	$65,925,222	$41,884,459	$19,122,350

3,826,371	1,981,853	4,763,643	9,510,538	7,337,597	2,592,196
38,280,621	24,047,144	51,045,202	75,435,760	49,222,056	21,714,546
6,326	37	–	–	–	–

40,344	–	1,801,357	2,024,992	1,227,153	525,209
2,611	–	101	–	–	–
353,015	156,543	877	–	–	–
–	–	–	–	–	–
38,682,917	24,203,724	52,847,537	77,460,752	50,449,209	22,239,755

153,224	–	1,347,797	1,286,973	814,753	356,860
544	24,071	–	–	–	–
32,273	16,845	10,697	15,626	10,170	4,482
9,221	13,005	2,139	3,125	2,034	896
884	–	–	–	–	–
–	–	–	–	–	–
4,458	–	–	–	–	–
–	–	–	–	–	–
–	1,918	–	–	–	–
–	–	–	–	–	–
200,604	55,839	1,360,633	1,305,724	826,957	362,238
38,482,313	24,147,885	51,486,904	76,155,028	49,622,252	21,877,517

$35,855,124	$31,173,952	$47,461,158	$68,467,372	$43,498,770	$19,956,417
221,066	(195,108)	84,887	88,032	42,710	13,667

(1,421,730)	(8,809,193)	(822,784)	(1,910,914)	(1,256,825)	(684,763)

3,827,853	1,978,234	4,763,643	9,510,538	7,337,597	2,592,196
$38,482,313	$24,147,885	$51,486,904	$76,155,028	$49,622,252	$21,877,517

$20,291,148
1,612,617
$12.58
0.77
$13.35

$1,432,045
116,307
$12.31

$16,759,120	$2,196,593
1,331,068	147,571
$12.59	$14.89

		$51,486,904	$76,155,028	$49,622,252	$21,877,517
		5,308,015	7,998,578	5,318,408	2,301,573
		$9.70	$9.52	$9.33	$9.51

	$21,951,292
	1,473,567
	$14.90

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Statements of Operations for the Six-Months Ended April 30, 2016 (unaudited)

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Government Money Market Fund	Tax-Free Virginia Fund	Tax-Free National Fund	High Quality Bond Fund	Core Bond Fund
Investment Income:
Interest	$1,993	$2,709	$1,048	$22,847	$344,591	$437,155	$832,841	$3,246,138
Dividends
Unaffiliated issuers	364,389	687,492	310,260	–	–	–	–	–
Affiliated issuers[1]	371,351	660,571	267,457	–	–	–	–	–
Less: Foreign taxes withheld/reclaimed	–	–	–	–	–	–	–	–
Total investment income	737,733	1,350,772	578,765	22,847	344,591	437,155	832,841	3,246,138
Expenses:[2]
Advisory agreement fees	72,816	140,214	59,676	38,410	56,065	64,840	156,594	550,352
Services agreement fees	91,020	175,268	74,595	14,404	39,246	48,703	99,176	163,980
Distribution fees - Class B	36,253	104,021	43,593	1,311	–	–	–	10,520
Distribution fees - Class C	72,010	34,562	9,103	–	–	–	–	–
Shareholder servicing fees - Class A	54,913	129,049	57,026	–	–	–	–	40,868
Shareholder servicing fees - Class B	12,084	34,649	14,514	–	–	–	–	3,506
Shareholder servicing fees - Class C	24,003	11,523	3,034	–	–	–	–	–
Other expenses	4,196	8,095	3,447	1,091	1,265	1,549	5,708	12,452
Total expenses before reimbursement/waiver	367,295	637,381	264,988	55,216	96,576	115,092	261,478	781,678
Less reimbursement/waiver[3]	–	–	–	(32,369)	–	–	–	–
Total expenses net of reimbursement/waiver	367,295	637,381	264,988	22,847	96,576	115,092	261,478	781,678
Net Investment Income (Loss)	370,438	713,391	313,777	–	248,015	322,063	571,363	2,464,460
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options	–	–	–	–	–	–	–	(18,717)
Futures	–	–	–	–	–	–	–	358
Unaffiliated issuers	(722,302)	(2,380,622)	(2,001,462)	–	38,164	43,137	(1,915)	695,954
Affiliated issuers[1]	204,431	120,844	371,548	–	–	–	–	–
Capital gain distributions received from underlying funds
Unaffiliated issuers	199,473	565,454	302,800	–	–	–	–	–
Affiliated issuers[1]	1,437,890	5,164,937	2,655,207	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options	–	–	–	–	–	–	–	16,533
Futures	–	–	–	–	–	–	–	(610)
Unaffiliated issuers	721,433	1,346,918	543,420	–	332,805	573,679	838,027	2,552,606
Affiliated issuers[1]	(1,327,411)	(4,668,156)	(2,140,040)	–	–	–	–	–
Net Realized and Unrealized Gain (Loss) on Investments	513,514	149,375	(268,527)	–	370,969	616,816	836,112	3,246,124
Net Increase in Net Assets from Operations	$883,952	$862,766	$45,250	$–	$618,984	$938,879	$1,407,475	$5,710,584

[1] See Note 12 for information on affiliated issuers.
[2] See Note 3 for information on expenses.
[3] See Note 3 for more information on these waivers.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Corporate Bond Fund	High Income Fund	Diversified Income Fund	Covered Call & Equity Income Fund	Dividend Income Fund	Large Cap Value Fund	Investors Fund	Mid Cap Fund	Small Cap Fund	NorthRoad International Fund	International Stock Fund	Hansberger International Growth Fund

$409,801	$717,355	$926,518	$6,957	$2,250	$6,681	$7,184	$10,709	$2,233	$632	$770	$36

–	–	1,177,080	630,236	446,511	1,720,789	1,072,392	1,164,010	785,496	559,666	557,168	186,562
–	–	–	–	–	–	–	–	–	–	–	–
–	–	(9,066)	–	(7,640)	–	(36,678)	(12,908)	(325)	(60,682)	(55,667)	(18,855)
409,801	717,355	2,094,532	637,193	441,121	1,727,470	1,042,898	1,161,811	787,404	499,616	502,271	167,743

45,534	64,461	468,279	363,310	133,698	436,474	578,801	992,643	436,732	153,084	191,886	112,768
28,459	23,440	144,086	62,314	62,392	285,692	199,666	511,454	109,183	52,959	54,825	39,256
–	5,885	49,030	37,708	–	14,449	–	11,791	1,518	–	5,671	–
–	–	46,620	–	–	–	–	–	–	–	–	–
–	26,508	148,059	19,988	–	76,517	30,476	64,766	4,102	–	24,855	–
–	1,962	16,327	12,569	–	4,800	–	3,930	506	–	1,890	–
–	–	15,533	–	–	–	–	–	–	–	–	–
1,280	1,362	8,177	5,033	1,174	9,906	6,577	15,008	5,131	3,077	2,183	1,840
75,273	123,618	896,111	500,922	197,264	827,838	815,520	1,599,592	557,172	209,120	281,310	153,864
–	–	–	–	(26,739)	–	(46,047)	–	–	–	–	–
75,273	123,618	896,111	500,922	170,525	827,838	769,473	1,599,592	557,172	209,120	281,310	153,864
334,528	593,737	1,198,421	136,271	270,596	899,632	273,425	(437,781)	230,232	290,496	220,961	13,879

–	–	–	2,444,910	–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–	–	–	–	–
(76,614)	(1,465,101)	1,463,712	(1,339,403)	449,570	8,528,841	4,150,383	11,553,546	3,000,097	(1,838,889)	(353,530)	(76,791)
–	–	–	–	–	–	–	–	–	–	–	–

–	–	–	–	–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–	–	–	–	–

–	–	–	759,117	–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–	–	–	–	–
591,239	1,088,822	1,560,132	(509,987)	1,220,364	(6,384,585)	20,055,625	(3,449,400)	125,710	(826,680)	(847,318)	(1,787,373)
–	–	–	–	–	–	–	–	–	–	–	–
514,625	(376,279)	3,023,844	1,354,637	1,669,934	2,144,256	24,206,008	8,104,146	3,125,807	(2,665,569)	(1,200,848)	(1,864,164)
$849,153	$217,458	$4,222,265	$1,490,908	$1,940,530	$3,043,888	$24,479,433	$7,666,365	$3,356,039	$(2,375,073)	$(979,887)	$(1,850,285)

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Statements of Operations for the Six-Months Ended April 30, 2016 (unaudited)
	Madison Target Retirement 2020 Fund	Madison Target Retirement 2030 Fund	Madison Target Retirement 2040 Fund	Madison Target Retirement 2050 Fund
Investment Income:
Interest	$1,014	$1,351	$873	$398
Dividends
Unaffiliated issuers	439,711	645,135	433,145	194,422
Less: Foreign taxes withheld	–	–	–	–
Total investment income	440,725	646,486	434,018	194,820
Expenses:[1]
Advisory agreement fees	65,138	92,966	60,257	25,614
Service agreement fees	13,028	18,593	12,051	5,123
Other expenses	2,988	4,268	2,795	1,179
Total expenses.	81,154	115,827	75,103	31,916
Net Investment Income	359,571	530,659	358,915	162,904
Net Realized and Unrealized Gain (Loss) on Investments

Net realized gain on investments (including net realized gain (loss) on foreign currency related transactions) Unaffiliated issuers	(223,854)	(746,334)	(505,310)	(362,774)
Capital gain distributions received from underlying funds Unaffiliated issuers	135,945	242,271	192,305	95,186
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions) Unaffiliated issuers	461,296	569,476	209,568	165,138
Net Realized and Unrealized Gain on Investments	373,387	65,413	(103,437)	(102,450)
Net Increase in Net Assets from Operations	$732,958	$596,072	$255,478	$60,454

[1] See Note 3 for information on expenses.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Government Money Market Fund
	Six-Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six-Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six-Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six-Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015
Net Assets at beginning of period	$75,796,970	$74,779,327	$145,999,790	$150,621,084	$61,816,629	$61,306,975	$19,309,804	$21,031,337
Increase (decrease) in net assets from operations:
Net investment income	370,438	734,032	713,391	1,256,554	313,777	407,607	–	–
Net realized gain.	1,119,492	2,484,425	3,470,613	8,632,169	1,328,093	5,183,912	–	–
Net change in unrealized appreciation (depreciation)	(605,978)	(2,644,134)	(3,321,238)	(8,031,221)	(1,596,620)	(4,663,317)	–	–
Net increase in net assets from operations	883,952	574,323	862,766	1,857,502	45,250	928,202	–	–
Distributions to shareholders from:
Net investment income
Class A	(360,260)	(735,977)	(1,100,928)	(1,515,732)	(402,397)	(712,370)	–	–
Class B	(39,522)	(73,931)	(158,540)	(288,639)	(87,614)	(131,546)	–	–
Class C	(80,218)	(132,294)	(52,784)	(73,012)	(17,856)	(25,700)	–	–
Net realized gains
Class A	(1,385,777)	(1,947,168)	(5,707,228)	(5,792,027)	(3,649,031)	(3,391,541)	–	–
Class B	(298,666)	(477,033)	(1,567,987)	(1,751,819)	(971,280)	(974,688)	–	–
Class C	(588,819)	(819,430)	(522,047)	(443,063)	(197,949)	(190,426)	–	–
Total distributions	(2,753,262)	(4,185,833)	(9,109,514)	(9,864,292)	(5,326,127)	(5,426,271)	–	–
Capital Stock transactions:
Class A Shares
Shares sold	2,449,682	9,812,568	6,222,070	12,938,988	3,087,464	5,699,130	3,538,360	6,879,831
Issued to shareholders in reinvestment of distributions	1,744,689	2,669,691	6,801,086	7,261,935	4,049,878	4,090,813	–	–
Shares redeemed	(5,752,035)	(8,667,176)	(8,348,363)	(16,565,032)	(2,838,435)	(5,323,214)	(3,483,876)	(8,374,021)
Net increase (decrease) from capital stock transactions	(1,557,664)	3,815,083	4,674,793	3,635,891	4,298,907	4,466,729	54,484	(1,494,190)
Class B Shares
Shares sold	1,022,667	1,167,306	1,701,528	3,501,055	733,180	1,937,168	213,962	345,729
Issued to shareholders in reinvestment of distributions	338,082	549,584	1,724,768	2,033,723	1,055,907	1,103,670	–	–
Shares redeemed	(1,569,477)	(2,544,524)	(3,765,610)	(7,540,929)	(1,450,967)	(2,748,286)	(164,838)	(573,072)
Net increase (decrease) from capital stock transactions	(208,728)	(827,634)	(339,314)	(2,006,151)	338,120	292,552	49,124	(227,343)
Class C Shares
Shares sold	1,540,076	3,766,571	586,471	2,193,521	66,112	432,354	–	–
Issued to shareholders in reinvestment of distributions	669,037	942,456	574,652	488,581	215,805	211,144	–	–
Shares redeemed	(1,624,567)	(3,067,323)	(673,321)	(926,346)	(182,595)	(395,056)	–	–
Net increase from capital stock transactions	584,546	1,641,704	487,802	1,755,756	99,322	248,442	–	–
Total increase (decrease) from capital stock transactions	(1,181,846)	4,629,153	4,823,281	3,385,496	4,736,349	5,007,723	103,608	(1,721,533)
Total increase (decrease) in net assets	(3,051,156)	1,017,643	(3,423,467)	(4,621,294)	(544,528)	509,654	103,608	(1,721,533)
Net Assets at end of period	$72,745,814	$75,796,970	$142,576,323	$145,999,790	$61,272,101	$61,816,629	$19,413,412	$19,309,804
Undistributed net investment income (loss) included in net assets	$(53,480)	$56,082	$(205,533)	$393,328	$(179,020)	$15,070	$–	$–
Capital Share transactions:
Class A Shares
Shares sold	238,709	903,657	571,323	1,093,950	282,742	470,864	3,538,360	6,879,831
Issued to shareholders in reinvestment of distributions	171,807	249,386	636,210	627,110	380,628	345,800	–	–
Shares redeemed	(561,962)	(805,705)	(762,383)	(1,408,144)	(263,772)	(439,396)	(3,483,876)	(8,374,021)
Net increase (decrease) from capital share transactions	(151,446)	347,338	445,150	312,916	399,598	377,268	54,484	(1,494,190)
Class B Shares
Shares sold	100,143	107,196	158,407	298,149	67,980	164,052	213,962	345,729
Issued to shareholders in reinvestment of distributions	33,082	50,974	162,103	175,928	101,238	94,492	–	–
Shares redeemed	(152,644)	(234,224)	(348,274)	(644,105)	(137,175)	(231,728)	(164,838)	(573,072)
Net increase (decrease) from capital share transactions	(19,419)	(76,054)	(27,764)	(170,028)	32,043	26,816	49,124	(227,343)
Class C Shares
Shares sold	149,651	345,850	53,887	186,779	6,372	36,088
Issued to shareholders in reinvestment of distributions	65,463	87,338	53,958	42,228	20,671	18,062
Shares redeemed	(157,564)	(283,227)	(63,096)	(79,781)	(17,012)	(33,075)
Net increase from capital share transactions	57,550	149,961	44,749	149,226	10,031	21,075

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Statements of Changes in Net Assets

	Tax-Free Virginia Fund		Tax-Free National Fund		High Quality Bond Fund		Core Bond Fund
	Six-Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six-Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six-Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six-Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015
Net Assets at beginning of period	$22,659,372	$23,100,256	$27,744,109	$28,414,758	$102,551,509	$118,082,335	$223,858,567	$225,218,208
Increase (decrease) in net assets from operations:
Net investment income	248,015	557,549	322,063	681,658	571,363	1,068,831	2,464,460	4,625,209
Net realized gain (loss)	38,164	69,799	43,137	162,253	(1,915)	346,179	677,595	2,352,083
Net change in unrealized appreciation (depreciation)	332,805	(110,858)	573,679	(115,237)	838,027	(278,909)	2,568,529	(3,394,264)
Net increase in net assets from operations	618,984	516,490	938,879	728,674	1,407,475	1,136,101	5,710,584	3,583,028
Distributions to shareholders from:
Net investment income
Class A	–	–	–	–	–	–	(362,031)	(686,660)
Class B	–	–	–	–	–	–	(20,459)	(40,569)
Class Y	(248,128)	(556,364)	(321,862)	(680,303)	(557,833)	(1,074,047)	(2,293,535)	(4,356,627)
Class R6	–	–	–	–	–	–	(21,856)	(15,797)
Net realized gains
Class A	–	–	–	–	–	–	(271,770)	(288,322)
Class B	–	–	–	–	–	–	(23,795)	(28,595)
Class Y	(69,797)	(150,588)	(162,274)	(217,904)	(346,318)	(118,544)	(1,544,568)	(1,598,223)
Class R6	–	–	–	–	–	–	(14,467)	(3,894)
Total distributions	(317,925)	(706,952)	(484,136)	(898,207)	(904,151)	(1,192,591)	(4,552,481)	(7,018,687)
Capital Stock transactions:
Class A Shares
Shares sold							2,914,944	4,601,495
Issued to shareholders in reinvestment of distributions							630,796	933,423
Shares redeemed							(2,464,982)	(6,179,365)
Net increase (decrease) from capital stock transactions							1,080,758	(644,447)
Class B Shares
Shares sold							41,582	256,153
Issued to shareholders in reinvestment of distributions							44,255	68,295
Shares redeemed							(240,845)	(795,720)
Net decrease from capital stock transactions							(155,008)	(471,272)
Class Y Shares
Shares sold	219,041	259,157	618,620	775,540	21,142,320	40,394,343	2,063,868	16,119,764
Issued to shareholders in reinvestment of distributions	308,882	682,954	436,285	709,457	826,855	760,886	939,993	1,482,771
Shares redeemed	(919,626)	(1,192,533)	(1,413,107)	(1,986,113)	(15,745,153)	(56,629,565)	(6,601,872)	(16,101,865)
Net increase (decrease) from capital stock transactions	(391,703)	(250,422)	(358,202)	(501,116)	6,224,022	(15,474,336)	(3,598,011)	1,500,670
Class R6 Shares
Shares sold							283,987	1,686,691
Issued to shareholders in reinvestment of distributions							36,323	19,691
Shares redeemed							(219,594)	(15,315)
Net increase from capital stock transactions							100,716	1,691,067
Total increase (decrease) from capital stock transactions	(391,703)	(250,422)	(358,202)	(501,116)	6,224,022	(15,474,336)	(2,571,545)	2,076,018
Total increase (decrease) in net assets	(90,644)	(440,884)	96,541	(670,649)	6,727,346	(15,530,826)	(1,413,442)	(1,359,641)
Net Assets at end of period	$22,568,728	$22,659,372	$27,840,650	$27,744,109	$109,278,855	$102,551,509	$222,445,125	$223,858,567
Undistributed net investment income (loss) included in net assets	$3,587	$3,700	$4,673	$4,472	$110,126	$96,596	$(188,652)	$44,769
Capital Share transactions:
Class A Shares
Shares sold							290,684	452,158
Issued to shareholders in reinvestment of distributions							63,234	91,746
Shares redeemed							(246,198)	(607,067)
Net decrease from capital share transactions							107,720	(63,163)
Class B Shares
Shares sold							4,142	25,161
Issued to shareholders in reinvestment of distributions							4,438	6,712
Shares redeemed							(24,057)	(77,826)
Net increase (decrease) from capital share transactions							(15,477)	(45,953)
Class Y Shares
Shares sold	18,700	22,359	55,325	70,523	1,916,092	3,649,801	205,845	1,583,787
Issued to shareholders in reinvestment of distributions	26,442	58,764	39,358	64,491	75,265	69,007	94,520	146,113
Shares redeemed	(78,705)	(102,600)	(126,947)	(180,352)	(1,427,286)	(5,126,122)	(660,672)	(1,581,126)
Net increase (decrease) from capital share transactions	(33,563)	(21,477)	(32,264)	(45,338)	564,071	(1,407,314)	(360,307)	148,774
Class R6 Shares
Shares sold							28,395	166,291
Issued to shareholders in reinvestment of distributions							3,642	1,941
Shares redeemed							(21,977)	(1,497)
Net increase from capital share transactions							10,060	166,735

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Statements of Changes in Net Assets

	Corporate Bond Fund		High Income Fund		Diversified Income Fund		Covered Call & Equity Income Fund
	Six-Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six-Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six-Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six-Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015
Net Assets at beginning of period	$23,545,115	$27,010,078	$25,503,956	$31,251,076	$147,233,643	$145,286,852	$89,071,393	$60,220,920
Increase (decrease) in net assets from operations:
Net investment income	334,528	680,289	593,737	1,443,566	1,198,421	2,153,698	136,271	176,859
Net realized gain (loss)	(76,614)	77,740	(1,465,101)	(313,632)	1,463,712	3,893,229	1,105,507	5,842,743
Net change in unrealized appreciation (depreciation)	591,239	(395,306)	1,088,822	(1,854,987)	1,560,132	(4,362,658)	249,130	(6,709,561)
Net increase (decrease) in net assets from operations	849,153	362,723	217,458	(725,053)	4,222,265	1,684,269	1,490,908	(689,959)
Distributions to shareholders from:
Net investment income
Class A	–	–	(541,016)	(1,339,819)	(1,103,636)	(2,006,159)	(304,320)	(803,931)
Class B	–	–	(32,766)	(79,813)	(72,398)	(128,802)	–	–
Class C	–	–	–	–	(68,989)	(111,519)	(203,551)	(383,709)
Class Y	(334,602)	(678,077)	(21,167)	(21,057)	–	–	(1,075,209)	(2,484,145)
Class R6	–	–	–	–	–	–	(52,763)	(75,556)
Net realized gains
Class A	–	–	–	(1,576,185)	(2,746,767)	–	(289,318)	(346,247)
Class B	–	–	–	(120,683)	(303,965)	–	–	–
Class C	–	–	–	–	(286,956)	–	(178,928)	(157,719)
Class Y	(77,756)	(40,614)	–	(11,512)	–	–	(1,036,903)	(1,233,836)
Class R6	–	–	–	–	–	–	(50,094)	(10,324)
Total distributions	(412,358)	(718,691)	(594,949)	(3,149,069)	(4,582,711)	(2,246,480)	(3,191,086)	(5,495,467)
Capital Stock transactions:
Class A Shares
Shares sold			519,652	1,674,886	6,330,269	14,869,686	2,786,834	7,299,764
Issued to shareholders in reinvestment of distributions			526,607	2,568,863	3,824,777	1,978,421	574,094	1,038,831
Shares redeemed			(2,676,198)	(6,104,245)	(8,118,846)	(14,726,381)	(1,913,937)	(2,453,398)
Net increase (decrease) from capital stock transactions			(1,629,939)	(1,860,496)	2,036,200	2,121,726	1,446,991	5,885,197
Class B Shares
Shares sold			18,000	160,043	650,036	1,577,854
Issued to shareholders in reinvestment of distributions			28,498	162,119	376,363	128,547
Shares redeemed			(124,270)	(647,318)	(1,167,569)	(2,585,540)
Net increase (decrease) from capital stock transactions			(77,772)	(325,156)	(141,170)	(879,139)
Class C Shares
Shares sold					658,654	3,290,899	2,701,887	5,704,108
Issued to shareholders in reinvestment of distributions					355,945	110,743	311,753	438,189
Shares redeemed					(1,126,442)	(2,135,227)	(616,113)	(1,013,937)
Net increase (decrease) from capital stock transactions					(111,843)	1,266,415	2,397,527	5,128,360
Class Y Shares
Shares sold	71,563	81,139	1,073,711	1,733,581			8,122,951	51,075,935
Issued to shareholders in reinvestment of distributions	17,637	26,796	21,167	31,473			2,066,489	2,791,002
Shares redeemed	(518,852)	(3,216,930)	(1,055,428)	(1,452,400)			(12,134,973)	(32,641,444)
Net increase (decrease) from capital stock transactions	(429,652)	(3,108,995)	39,450	312,654			(1,945,533)	21,225,493
Class R6 Shares
Shares sold							87,326	2,861,624
Issued to shareholders in reinvestment of distributions							102,856	51,333
Shares redeemed							(546,800)	(116,108)
Net increase (decrease) from capital stock transactions							(356,618)	2,796,849
Total increase (decrease) from capital stock transactions	(429,652)	(3,108,995)	(1,668,261)	(1,872,998)	1,783,187	2,509,002	1,542,367	35,035,899
Total increase (decrease) in net assets	7,143	(3,464,963)	(2,045,752)	(5,747,120)	1,422,741	1,946,791	(157,811)	28,850,473
Net Assets at end of period	$23,552,258	$23,545,115	$23,458,204	$25,503,956	$148,656,384	$147,233,643	$88,913,582	$89,071,393
Undistributed net investment income (loss) included in net assets	$4,774	$4,848	$8,280	$9,492	$(46,602)	$–	$(1,499,572)	$–
Capital Share transactions:
Class A Shares
Shares sold			91,149	265,723	439,211	1,003,726	314,603	759,705
Issued to shareholders in reinvestment of distributions			92,452	416,152	265,708	134,264	64,650	110,180
Shares redeemed			(470,150)	(988,266)	(563,152)	(999,059)	(217,184)	(260,367)
Net increase (decrease) from capital share transactions			(286,549)	(306,391)	141,767	138,931	162,069	609,518
Class B Shares
Shares sold			3,078	25,728	44,700	105,641
Issued to shareholders in reinvestment of distributions			4,873	25,617	26,015	8,671
Shares redeemed			(21,198)	(100,582)	(80,635)	(174,264)
Net increase (decrease) from capital share transactions			(13,247)	(49,237)	(9,920)	(59,952)
Class C Shares
Shares sold					45,512	221,556	316,366	612,689
Issued to shareholders in reinvestment of distributions					24,606	7,477	36,184	47,722
Shares redeemed					(77,574)	(144,085)	(71,727)	(108,461)
Net increase (decrease) from capital share transactions					(7,456)	84,948	280,823	551,950
Class Y Shares
Shares sold	6,363	7,034	190,954	287,679			904,893	5,296,137
Issued to shareholders in reinvestment of distributions	1,569	2,338	3,777	5,194			229,209	294,148
Shares redeemed	(45,860)	(282,934)	(188,767)	(237,196)			(1,360,987)	(3,394,084)
Net increase (decrease) from capital share transactions	(37,928)	(273,562)	5,964	55,677			(226,885)	2,196,201
Class R6 Shares
Shares sold							9,635	295,083
Issued to shareholders in reinvestment of distributions							11,358	5,516
Shares redeemed							(59,653)	(12,115)
Net increase (decrease) from capital share transactions							(38,660)	288,484

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Statements of Changes in Net Assets

	Dividend Income Fund		Large CapValue Fund		Investors Fund		Mid Cap Fund
	Six-Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six-Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six-Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six-Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015
Net Assets at beginning of period	$20,924,558	$21,518,235	$177,208,386	$203,817,722	$118,284,204	$173,358,800	$265,880,184	$290,650,610
Increase (decrease) in net assets from operations:
Net investment income (loss)	270,596	370,248	899,632	1,202,520	273,425	850,971	(437,781)	(1,433,150)
Net realized gain	449,570	830,164	8,528,841	19,715,065	4,150,383	14,548,492	11,553,546	15,183,881
Net change in unrealized appreciation (depreciation)	1,220,364	(863,192)	(6,384,585)	(22,072,941)	20,055,625	(7,809,747)	(3,449,400)	2,822,289
Net increase (decrease) in net assets from operations	1,940,530	337,220	3,043,888	(1,155,356)	24,479,433	7,589,716	7,666,365	16,573,020
Distributions to shareholders from:
Net investment income
Class A	–	–	(385,702)	(530,834)	(12,985)	(3,124)	–	–
Class B	–	–	(4,614)	(982)	–	–	–	–
Class Y	(186,854)	(355,808)	(924,359)	(1,222,110)	(866,821)	(722,755)	–	–
Class R6	–	–	–	–	(66,629)	(31,748)	–	–
Net realized gains
Class A	–	–	(7,048,086)	(9,855,995)	(290,581)	(282,552)	(3,119,742)	(10,096,248)
Class B	–	–	(458,770)	(680,861)	–	–	(229,780)	(827,997)
Class Y	(838,307)	(1,219,689)	(11,989,841)	(16,853,584)	(13,633,242)	(29,941,971)	(11,027,407)	(36,856,357)
Class R6	–	–	–	–	(863,240)	(1,315,235)	(549,126)	(1,049,409)
Total distributions	(1,025,161)	(1,575,497)	(20,811,372)	(29,144,366)	(15,733,498)	(32,297,385)	(14,926,055)	(48,830,011)
Capital Stock transactions:
Class A Shares
Shares sold			1,583,756	4,423,301	1,145,994	1,008,592	2,114,447	3,292,194
Issued to shareholders in reinvestment of distributions			7,418,601	10,243,270	303,567	279,828	3,116,694	10,025,872
Shares redeemed			(4,710,267)	(10,600,838)	(1,738,646)	(231,323)	(3,764,360)	(9,476,158)
Net increase (decrease) from capital stock transactions			4,292,090	4,065,733	(289,085)	1,057,097	1,466,781	3,841,908
Class B Shares
Shares sold			153,787	427,559			155,505	320,087
Issued to shareholders in reinvestment of distributions			463,383	678,940			229,779	827,123
Shares redeemed			(511,994)	(1,141,251)			(573,226)	(1,358,274)
Net increase (decrease) from capital stock transactions			105,176	(34,752)			(187,942)	(211,064)
Class Y Shares
Shares sold	67,097,366	1,989,210	6,670,762	12,963,807	131,434,750	11,006,964	55,489,970	27,769,283
Issued to shareholders in reinvestment of distributions	985,905	1,511,616	12,900,309	18,074,172	14,292,494	17,846,708	9,641,548	25,946,268
Shares redeemed	(1,533,578)	(2,856,226)	(70,816,399)	(31,378,574)	(18,847,419)	(62,675,960)	(26,042,562)	(55,123,047)
Net increase (decrease) from capital stock transactions	66,549,693	644,600	(51,245,328)	(340,595)	126,879,825	(33,822,288)	39,088,956	(1,407,496)
Class R6 Shares
Shares sold					685,450	2,128,479	459,798	4,515,567
Issued to shareholders in reinvestment of distributions					929,869	1,346,983	549,126	1,049,409
Shares redeemed					(728,459)	(1,077,198)	(1,254,336)	(301,759)
Net increase (decrease) from capital stock transactions					886,860	2,398,264	(245,412)	5,263,217
Total increase (decrease) from capital stock transactions	66,549,693	644,600	(46,848,062)	3,690,386	127,477,600	(30,366,927)	40,122,383	7,486,565
Total increase (decrease) in net assets	67,465,062	(593,677)	(64,615,546)	(26,609,336)	136,223,535	(55,074,596)	32,862,693	(24,770,426)
Net Assets at end of period	$88,389,620	$20,924,558	$112,592,840	$177,208,386	$254,507,739	$118,284,204	$298,742,877	$265,880,184
Undistributed net investment income (loss) included in net assets
	$92,248	$8,506	$445,191	$860,234	$122,665	$795,675	$(2,774,613)	$(2,336,832)
Capital Share transactions:
Class A Shares
Shares sold			107,242	255,629	3,552,510	47,076	264,951	378,026
Issued to shareholders in reinvestment of distributions			503,981	596,927	16,561	13,268	386,208	1,182,296
Shares redeemed			(315,962)	(636,857)	(91,969)	(11,159)	(467,683)	(1,116,448)
Net increase (decrease) from capital share transactions			295,261	215,699	3,477,102	49,185	183,476	443,874
Class B Shares
Shares sold			10,794	25,274			21,822	42,643
Issued to shareholders in reinvestment of distributions			32,068	40,127			33,544	112,995
Shares redeemed			(35,306)	(67,859)			(84,031)	(182,024)
Net increase (decrease) from capital share transactions			7,556	(2,458)			(28,665)	(26,386)
Class Y Shares
Shares sold	3,121,851	87,166	464,308	777,399	4,487,455	521,213	6,823,053	3,149,762
Issued to shareholders in reinvestment of distributions	45,932	66,708	876,976	1,054,503	779,307	845,815	1,157,449	2,978,906
Shares redeemed	(71,651)	(126,660)	(4,842,386)	(1,822,188)	(993,113)	(2,892,859)	(3,121,639)	(6,101,904)
Net increase (decrease) from capital share transactions	3,096,132	27,214	(3,501,102)	9,714	4,273,649	(1,525,831)	4,858,863	26,764
Class R6 Shares
Shares sold					37,220	87,423	55,195	508,499
Issued to shareholders in reinvestment of distributions					50,482	63,627	65,062	119,523
Shares redeemed					(39,574)	(50,991)	(147,636)	(33,600)
Net increase (decrease) from capital share transactions					48,128	100,059	(27,379)	594,422

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Statements of Changes in Net Assets

							Hansberger International
	Small Cap Fund		NorthRoad International Fund		International Stock Fund		Growth Fund
	Six-Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six-Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six-Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015	Six-Months Ended April 30, 2016 (unaudited)	Year Ended October 31, 2015
Net Assets at beginning of period	$87,600,246	$64,439,940	$45,429,261	$45,425,305	$38,329,644	$33,010,915	$33,405,022	$156,780,547
Increase (decrease) in net assets from operations:
Net investment income	230,232	246,443	290,496	816,408	220,961	361,192	13,879	508,794
Net realized gain (loss)	3,000,097	3,744,598	(1,838,889)	141,024	(353,530)	365,802	(76,791)	8,360,702
Net change in unrealized appreciation (depreciation)	125,710	(991,275)	(826,680)	(2,600,056)	(847,318)	(805,075)	(1,787,373)	(6,988,840)
Net increase (decrease) in net assets from operations	3,356,039	2,999,766	(2,375,073)	(1,642,624)	(979,887)	(78,081)	(1,850,285)	1,880,656
Distributions to shareholders from:
Net investment income
Class A	(3,775)	(8,622)	–	–	(176,364)	(533,657)	–	–
Class B	–	–	–	–	(3,888)	(31,860)	–	–
Class Y	(237,790)	(334,294)	(549,462)	(674,182)	(171,460)	(210,332)	(22,052)	(130,885)
Class R6	–	–	(175,696)	(180,437)	–	–	–	–
Class I	–	–	–	–	–	–	(316,932)	(2,365,747)
Net realized gains
Class A	(121,988)	(191,090)	–	–	–	–	–	–
Class B	(15,891)	(25,961)	–	–	–	–	–	–
Class Y	(2,938,689)	(3,500,200)	(302,630)	(1,361,399)	–	–	(20,201)	–
Class R6	–	–	(80,680)	(364,362)	–	–	–	–
Class I	–	–	–	–	–	–	(256,002)	–
Total distributions	(3,318,133)	(4,060,167)	(1,108,468)	(2,580,380)	(351,712)	(775,849)	(615,187)	(2,496,632)
Capital Stock transactions:
Class A Shares
Shares sold	394,643	773,600			1,197,639	2,379,285
Issued to shareholders in reinvestment of distributions	125,763	199,707			175,730	527,393
Shares redeemed	(474,884)	(1,112,553)			(1,515,767)	(4,455,302)
Net increase (decrease) from capital stock transactions	45,522	(139,246)			(142,398)	(1,548,624)
Class B Shares
Shares sold	15,714	84,462			53,422	279,135
Issued to shareholders in reinvestment of distributions	15,891	25,961			3,888	31,860
Shares redeemed	(56,356)	(184,776)			(261,371)	(651,975)
Net decrease from capital stock transactions	(24,751)	(74,353)			(204,061)	(340,980)
Class Y Shares
Shares sold	12,065,274	26,907,349	750,287	9,402,829	4,022,731	12,453,021	13,308	15,399
Issued to shareholders in reinvestment of distributions	3,057,379	3,544,488	209,064	525,272	171,460	210,332	42,115	128,025
Shares redeemed	(4,674,653)	(6,017,531)	(6,786,786)	(6,991,005)	(2,363,464)	(4,601,090)	(180,290)	(484,040)
Net increase (decrease) from capital stock transactions	10,448,000	24,434,306	(5,827,435)	2,937,096	1,830,727	8,062,263	(124,867)	(340,616)
Class R6 Shares
Shares sold			26,625	864,300
Issued to shareholders in reinvestment of distributions			256,377	544,800
Shares redeemed			(327,215)	(119,236)
Net increase (decrease) from capital stock transactions			(44,213)	1,289,864
Class I Shares
Shares sold							43,955	819,009
Issued to shareholders in reinvestment of distributions							572,935	2,365,747
Shares redeemed							(7,283,688)	(125,603,689)
Net decrease from capital stock transactions							(6,666,798)	(122,418,933)
Total Increase (decrease) from capital stock transactions	10,468,771	24,220,707	(5,871,648)	4,226,960	1,484,268	6,172,659	(6,791,665)	(122,759,549)
Total increase (decrease) in net assets	10,506,677	23,160,306	(9,355,189)	3,956	152,669	5,318,729	(9,257,137)	(123,375,525)
Net Assets at end of period	$98,106,923	$87,600,246	$36,074,072	$45,429,261	$38,482,313	$38,329,644	$24,147,885	$33,405,022
Undistributed net investment income (loss) included in net assets	$100,978	$112,311	$257,241	$691,903	$221,066	$351,817	$(195,108)	$129,997
Capital Share transactions:
Class A Shares
Shares sold	27,442	51,618			99,978	178,791
Issued to shareholders in reinvestment of distributions	8,697	13,261			13,718	41,790
Shares redeemed	(33,672)	(74,908)			(123,734)	(341,596)
Net increase (decrease) from capital share transactions	2,467	(10,029)			(10,038)	(121,015)
Class B Shares
Shares sold	1,126	5,872			4,442	21,503
Issued to shareholders in reinvestment of distributions	1,158	1,802			309	2,569
Shares redeemed	(4,156)	(12,831)			(21,897)	(50,526)
Net decrease from capital share transactions	(1,872)	(5,157)			(17,146)	(26,454)
Class Y Shares
Shares sold	872,289	1,782,129	71,455	833,074	317,545	938,710	913	905
Issued to shareholders from capital stock transactions	211,145	235,202	20,720	49,789	13,385	16,680	2,707	8,270
Shares redeemed	(333,405)	(397,954)	(698,264)	(642,543)	(196,813)	(358,949)	(12,096)	(29,533)
Net increase (decrease) from capital share transactions	750,029	1,619,377	(606,089)	240,320	134,117	596,441	(8,476)	(20,358)
Class R6 Shares
Shares sold			2,817	75,185
Issued to shareholders in reinvestment of distributions			25,234	51,299
Shares redeemed			(34,087)	(10,717)
Net increase (decrease) from capital share transactions			(6,036)	115,767
Class I Shares
Shares sold							2,865	48,884
Issued to shareholders in reinvestment of distributions							36,821	152,826
Shares redeemed							(484,304)	(7,498,009)
Net decrease from capital share transactions							(444,618)	(7,296,299)

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Statements of Changes in Net Assets

	Madison Target Retirement		Madison Target Retirement		Madison Target Retirement		Madison Target Retirement
	2020 Fund		2030 Fund		2040 Fund		2050 Fund
	Six-Months |Ended April 30,2016 (unaudited)	Year Ended October 31, 2015	Six-Months Ended April 30,2016 (unaudited)	Year Ended October 31, 2015	Six-Months Ended April 30,2016 (unaudited)	Year Ended October 31, 2015	Six-Months Ended April 30,2016 (unaudited)	Year Ended October 31, 2015
Net Assets at beginning of period	$53,618,610	$61,964,350	$79,006,925	$82,852,177	$50,029,414	$58,902,574	$20,482,173	$21,265,564
Increase (decrease) in net assets from operations:
Net investment income	359,571	872,479	530,659	1,234,059	358,915	839,055	162,904	326,330
Net realized gain (loss)	(87,909)	1,693,559	(504,063)	2,099,659	(313,005)	1,997,182	(267,588)	416,075
Net change in unrealized appreciation (depreciation)	461,296	(984,069)	569,476	(1,065,611)	209,568	(1,252,918)	165,138	(90,904)
Net increase in net assets from operations	732,958	1,581,969	596,072	2,268,107	255,478	1,583,319	60,454	651,501
Distributions to shareholders from:
Net investment income
Class R6	(899,589)	(537,568)	(1,258,551)	(781,023)	(839,070)	(588,549)	(348,249)	(227,101)
Net realized gains
Class R6	(1,764,330)	(604,745)	(2,672,152)	(1,632,546)	(2,209,026)	(1,513,221)	(629,298)	(463,433)
Total distributions	(2,663,919)	(1,142,313)	(3,930,703)	(2,413,569)	(3,048,096)	(2,101,770)	(977,547)	(690,534)
Capital Stock transactions:
Class R6 Shares
Shares sold	437,129	1,965,286	205,453	2,827,154	165,976	1,322,699	1,404,511	2,060,597
Issued to shareholders in reinvestment of distributions	2,663,920	1,142,314	3,930,703	2,413,569	3,048,096	2,101,769	977,547	690,534
Shares redeemed	(3,301,794)	(11,892,996)	(3,653,422)	(8,940,513)	(828,616)	(11,779,177)	(69,621)	(3,495,489)
Net increase (decrease) from capital stock transactions	(200,745)	(8,785,396)	482,734	(3,699,790)	2,385,456	(8,354,709)	2,312,437	(744,358)
Total increase (decrease) from capital stock transactions	(200,745)	(8,785,396)	482,734	(3,699,790)	2,385,456	(8,354,709)	2,312,437	(744,358)
Total increase (decrease) in net assets	(2,131,706)	(8,345,740)	(2,851,897)	(3,845,252)	(407,162)	(8,873,160)	1,395,344	(783,391)
Net Assets at end of period	$51,486,904	$53,618,610	$76,155,028	$79,006,925	$49,622,252	$50,029,414	$21,877,517	$20,482,173
Undistributed net investment income included in net assets	$84,887	$624,905	$88,032	$815,924	$42,710	522,865	$13,667	$199,012
Capital Share transactions:
Class R6 Shares
Shares sold	45,972	194,179	22,927	279,805	18,123	132,290	146,366	204,401
Issued to shareholders in reinvestment of distributions	282,195	114,460	422,202	243,549	333,125	213,378	104,551	69,681
Shares redeemed	(342,485)	(1,184,264)	(370,764)	(894,665)	(87,266)	(1,191,593)	(7,597)	(346,869)
Net increase (decrease) from capital share transactions	(14,318)	(875,625)	74,365	(371,311)	263,982	(845,925)	243,320	(72,787)

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

	CONSERVATIVE ALLOCATION FUND
	CLASS A							CLASS B
	Six Months		Year Ended October 31,					Six Months		Year Ended October 31,
	Ended 4/30/16							Ended 4/30/16
	(unaudited)		2015	2014	2013	2012	2011	(unaudited)		2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$10.63		$11.15	$10.68	$10.43	$9.94	$10.02	$10.69		$11.19	$10.71	$10.42	$9.94	$10.03
Income from Investment Operations:
Net investment income[1]	0.06		0.13	0.15	0.22	0.24	0.25	0.02		0.06	0.06	0.15	0.16	0.17
Net realized and unrealized gain (loss) on investments	0.07		–	0.50	0.48	0.50	0.04	0.08		(0.01)	0.51	0.47	0.50	0.05
Total from investment operations	0.13		0.13	0.65	0.70	0.74	0.29	0.10		0.05	0.57	0.62	0.66	0.22
Less Distributions:
Distributions from net investment income	(0.08)		(0.17)	(0.14)	(0.45)	(0.25)	(0.37)	(0.04)		(0.07)	(0.05)	(0.33)	(0.18)	(0.31)
Distributions from capital gains	(0.32)		(0.48)	(0.04)	–	–	–	(0.32)		(0.48)	(0.04)	–	–	–
Total distributions	(0.40)		(0.65)	(0.18)	(0.45)	(0.25)	(0.37)	(0.36)		(0.55)	(0.09)	(0.33)	(0.18)	(0.31)
Net increase (decrease) in net asset value	(0.27)		(0.52)	0.47	0.25	0.49	(0.08)	(0.26)		(0.50)	0.48	0.29	0.48	(0.09)
Net Asset Value at end of period	$10.36		$10.63	$11.15	$10.68	$10.43	$9.94	$10.43		$10.69	$11.19	$10.71	$10.42	$9.94
Total Return (%)[2]	1.40	[3]	1.17	6.13	6.90	7.60	3.00	1.07	[3]	0.44	5.41	6.05	6.75	2.19
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$43,317		$46,039	$44,438	$42,353	$41,905	$35,293	$9,616		$10,064	$11,393	$11,569	$9,521	$8,203
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.71	[4]	0.70	0.70	0.70	0.70	0.70	1.46	[4]	1.45	1.45	1.45	1.45	1.45
After reimbursement of expenses by Adviser (%)	0.71	[4]	0.70	0.70	0.70	0.70	0.70	1.46	[4]	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.33	[4]	1.23	1.35	2.09	2.34	2.40	0.51	[4]	0.59	0.59	1.29	1.61	1.67
Portfolio turnover (%)[5]	45	[3]	83	96	69	40	26	45	[3]	83	96	69	40	26

	CONSERVATIVE ALLOCATION FUND
	CLASS C
			Year Ended October 31,
	Six Months Ended 4/30/16 (unaudited)		2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$10.69		$11.20	$10.72	$10.43	$9.95	$10.04
Income from Investment Operations:
Net investment income[1]	0.03		0.05	0.06	0.16	0.16	0.19
Net realized and unrealized gain (loss) on investments	0.07		(0.01)	0.51	0.46	0.50	0.03
Total from investment operations	0.10		0.04	0.57	0.62	0.66	0.22
Less Distributions:
Distributions from net investment income	(0.04)		(0.07)	(0.05)	(0.33)	(0.18)	(0.31)
Distributions from capital gains	(0.32)		(0.48)	(0.04)	–	–	–
Total distributions	(0.36)		(0.55)	(0.09)	(0.33)	(0.18)	(0.31)
Net increase (decrease) in net asset value	(0.26)		(0.51)	0.48	0.29	0.48	(0.09)
Net Asset Value at end of period	$10.43		$10.69	$11.20	$10.72	$10.43	$9.95
Total Return (%)[2]	1.07	[3]	0.34	5.41	6.05	6.75	2.19
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$19,813		$19,694	$18,948	$16,787	$10,813	$5,846
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.46	[4]	1.45	1.45	1.45	1.45	1.45
After reimbursement of expenses by Adviser (%)	1.46	[4]	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.55	[4]	0.49	0.57	1.22	1.49	1.76
Portfolio turnover (%)[5]	45	[3]	83	96	69	40	26

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2 Total return without applicable sales charge.
3 Not annualized.
4 Annualized.
5 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

	MODERATE ALLOCATION FUND
	CLASS A							CLASS B
	Six Months		Year Ended October 31,					Six Months		Year Ended October 31,
	Ended 4/30/16							Ended 4/30/16
	(unaudited)		2015	2014	2013	2012	2011	(unaudited)		2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$11.62		$12.27	$11.50	$10.35	$9.76	$9.63	$11.52		$12.19	$11.43	$10.29	$9.70	$9.58
Income from Investment Operations:
Net investment income[1]	0.07		0.13	0.12	0.17	0.19	0.16	0.03		0.05	0.04	0.09	0.11	0.08
Net realized and unrealized gain on investments	–		0.04	0.80	1.23	0.63	0.22	–		0.04	0.78	1.23	0.63	0.21
Total from investment operations	0.07		0.17	0.92	1.40	0.82	0.38	0.03		0.09	0.82	1.32	0.74	0.29
Less Distributions:
Distributions from net investment income	(0.12)		(0.17)	(0.15)	(0.25)	(0.23)	(0.25)	(0.06)		(0.11)	(0.06)	(0.18)	(0.15)	(0.17)
Distributions from capital gains	(0.63)		(0.65)	–	–	–	–	(0.63)		(0.65)	–	–	–	–
Total distributions	(0.75)		(0.82)	(0.15)	(0.25)	(0.23)	(0.25)	(0.69)		(0.76)	(0.06)	(0.18)	(0.15)	(0.17)
Net increase (decrease) in net asset value	(0.68)		(0.65)	0.77	1.15	0.59	0.13	(0.66)		(0.67)	0.76	1.14	0.59	0.12
Net Asset Value at end of period	$10.94		$11.62	$12.27	$11.50	$10.35	$9.76	$10.86		$11.52	$12.19	$11.43	$10.29	$9.70
Total Return (%)[2]	0.74	[3]	1.44	8.03	13.87	8.55	3.97	0.39	[3]	0.72	7.18	12.98	7.77	3.19
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$105,671		$107,043	$109,148	$104,849	$92,954	$84,321	$27,457		$29,451	$33,235	$33,070	$29,821	$26,928
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.71	[4]	0.70	0.70	0.70	0.70	0.70	1.46	[4]	1.45	1.45	1.45	1.45	1.45
After reimbursement of expenses by Adviser (%)	0.71	[4]	0.70	0.70	0.70	0.70	0.70	1.46	[4]	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.18	[4]	1.02	1.00	1.55	1.86	1.64	0.55	[4]	0.41	0.27	0.82	1.11	0.88
Portfolio turnover (%)[5]	57	[3]	81	89	69	50	20	57	[3]	81	89	69	50	20

	MODERATE ALLOCATION FUND
	CLASS C
	Six Months		Year Ended October 31,
	Ended 4/30/16
	(unaudited)		2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$11.53		$12.20	$11.44	$10.30	$9.71	$9.58
Income from Investment Operations:
Net investment income[1]	0.03		0.02	0.03	0.10	0.10	0.08
Net realized and unrealized gain on investments	–		0.07	0.79	1.22	0.64	0.22
Total from investment operations	0.03		0.09	0.82	1.32	0.74	0.30
Less Distributions:
Distributions from net investment income	(0.06)		(0.11)	(0.06)	(0.18)	(0.15)	(0.17)
Distributions from capital gains	(0.63)		(0.65)	–	–	–	–
Total distributions	(0.69)		(0.76)	(0.06)	(0.18)	(0.15)	(0.17)
Net increase (decrease) in net asset value	(0.66)		(0.67)	0.76	1.14	0.59	0.13
Net Asset Value at end of period	$10.87		$11.53	$12.20	$11.44	$10.30	$9.71
Total Return (%)[2]	0.39	[3]	0.72	7.17	12.97	7.77	3.19
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$9,448		$9,506	$8,238	$7,347	$5,253	$3,939
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.46	[4]	1.45	1.45	1.45	1.45	1.45
After reimbursement of expenses by Adviser (%)	1.46	[4]	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.57	[4]	0.01	0.21	0.82	1.02	0.90
Portfolio turnover (%)[5]	57	[3]	81	89	69	50	20

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2 Total return without applicable sales charge.
3 Not annualized.
4 Annualized.
5 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

	AGGRESSIVE ALLOCATION FUND
	CLASS A						CLASS B
	Six Months	Year Ended October 31,					Six Months	Year Ended October 31,
	Ended 4/30/16						Ended 4/30/16
	(unaudited)	2015	2014	2013	2012	2011	(unaudited)	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$11.87	$12.81	$11.72	$10.01	$9.32	$9.04	$11.65	$12.61	$11.59	$9.89	$9.23	$8.96
Income from Investment Operations:
Net investment income[1]	0.07	0.11	0.09	0.12	0.12	0.07	0.04	0.03	0.002	0.04	0.05	0.002
Net realized and unrealized gain (loss) on investments	(0.06)	0.10	1.04	1.80	0.70	0.32	(0.07)	0.09	1.02	1.80	0.68	0.32
Total from investment operations	0.01	0.21	1.13	1.92	0.82	0.39	(0.03)	0.12	1.02	1.84	0.73	0.32
Less Distributions:
Distributions from net investment income	(0.10)	(0.20)	(0.04)	(0.21)	(0.13)	(0.11)	(0.08)	(0.13)	–	(0.14)	(0.07)	(0.05)
Distributions from capital gains	(0.92)	(0.95)	–	–	–	–	(0.92)	(0.95)	–	–	–	–
Total distributions	(1.02)	(1.15)	(0.04)	(0.21)	(0.13)	(0.11)	(1.00)	(1.08)	–	(0.14)	(0.07)	(0.05)
Net increase (decrease) in net asset value	(1.01)	(0.94)	1.09	1.71	0.69	0.28	(1.03)	(0.96)	1.02	1.70	0.66	0.27
Net Asset Value at end of period	$10.86	$11.87	$12.81	$11.72	$10.01	$9.32	$10.62	$11.65	$12.61	$11.59	$9.89	$9.23
Total Return (%)[2]	0.25[3]	1.66	9.67	19.56	8.87	4.29	(0.10)[4]	0.91	8.80	18.79	7.99	3.54
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$47,175	$46,834	$45,697	$41,526	$33,282	$30,190	$11,622	$12,383	$13,063	$12,365	$10,787	$9,975
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.71[4]	0.70	0.70	0.70	0.70	0.70	1.46[5]	1.45	1.45	1.45	1.45	1.45
After reimbursement of expenses by Adviser (%)	0.71[4]	0.70	0.70	0.70	0.70	0.70	1.46[5]	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	1.17[4]	0.81	0.73	1.02	1.22	0.74	0.71[5]	0.21	(0.01)	0.34	0.48	(0.00)[5]
Portfolio turnover (%)[6]	54[3]	72	78	67	67	29	54[4]	72	78	67	67	29

	AGGRESSIVE ALLOCATION FUND
	CLASS C
	Six Months	Year Ended October 31,
	Ended 4/30/16
	(unaudited)	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$11.66	$12.62	$11.60	$9.90	$9.24	$8.97
Income from Investment Operations:
Net investment income (loss)[1]	0.04	0.02	(0.01)	0.05	0.03	(0.02)
Net realized and unrealized gain (loss) on investments	(0.08)	0.10	1.03	1.79	0.70	0.34
Total from investment operations	(0.04)	0.12	1.02	1.84	0.73	0.32
Less Distributions:
Distributions from net investment income	(0.08)	(0.13)	–	(0.14)	(0.07)	(0.05)
Distributions from capital gains	(0.92)	(0.95)	–	–	–	–
Total distributions	(1.00)	(1.08)	–	(0.14)	(0.07)	(0.05)
Net increase (decrease) in net asset value	(1.04)	(0.96)	1.02	1.70	0.66	0.27
Net Asset Value at end of period	$10.62	$11.66	$12.62	$11.60	$9.90	$9.24
Total Return (%)[2]	(0.19)[3]	0.91	8.79	18.78	7.98	3.54
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$2,475	$2,600	$2,547	$2,116	$1,099	$828
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.46[4]	1.45	1.45	1.45	1.45	1.45
After reimbursement of expenses by Adviser (%)	1.46[4]	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	0.56[4]	0.05	(0.09)	0.10	0.32	(0.32)
Portfolio turnover (%)[6]	54[3]	72	78	67	67	29

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2 Total return without applicable sales charge.
3 Not annualized.
4 Annualized
6 Amounts represent less than $0.005 per share.
6 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

	GOVERNMENT MONEY MARKET FUND
	CLASS A							CLASS B
	Six Months		Year Ended October 31,					Six Months		Year Ended October 31,
	Ended 4/30/16							Ended 4/30/16
	(unaudited)		2015	2014	2013	2012	2011	(unaudited)		2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income[1]	0.00		0.00	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00	0.00
Total from investment operations	0.00		0.00	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00	0.00
Net increase (decrease) in net asset value	0.00		0.00	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00	0.00
Net Asset Value at end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)[3]	0.00	[4]	0.00	0.00	0.00	0.00	0.00	0.004		0.00	0.00	0.00	0.00	0.00
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$19,130		$19,076	$20,570	$24,552	$11,654	$12,298	$283		$234	$461	$524	$826	$1,601
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.56	[5]	0.55	0.55	0.55	0.55	0.55	1.30	[5]	1.30	1.30	1.30	1.30	1.30
After reimbursement of expenses by Adviser (%)[2]	0.24	[5]	0.07	0.07	0.09	0.08	0.10	0.25	[5]	0.08	0.07	0.10	0.07	0.10
Ratio of net investment income (loss) to average net assets
After reimbursement and waiver of expenses by Adviser (%)[2]	0.00	[5]	0.00	0.00	(0.00)	0.00	0.00	(0.01)[5]		0.00	0.00	0.00	0.00	0.00

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2 Ratio is net of fees waived by the adviser and distributor (See Note 3).
3 Total return without applicable sales charge. 4 Not annualized.
5 Annualized.

	TAX-FREE VIRGINIA FUND*									TAX-FREE NATIONAL FUND*
	CLASS Y									CLASS Y
	Six Months		Year Ended							Six Months		Year Ended
	Ended 4/30/16		October 31,				Year Ended September 30,			Ended 4/30/16		October 31,				Year Ended September 30,
	(unaudited)		2015	2014	2013[1]		2013	2012	2011	(unaudited)		2015	2014	2013[1]		2013	2012	2011
Net Asset Value at beginning of period	$11.61		$11.70	$11.54	$11.50		$12.24	$11.92	$11.98	$11.01		$11.08	$10.73	$10.70		$11.44	$11.05	$11.16
Income from Investment Operations:
Net investment income[2]	0.15		0.28	0.30	0.03		0.32	0.35	0.35	0.15		0.27	0.29	0.03		0.32	0.33	0.34
Net realized and unrealized gain (loss) on investments	0.19		(0.01)	0.35	0.04		(0.65)	0.33	–	0.25		0.01	0.40	0.03		(0.66)	0.43	(0.02)
Total from investment operations	0.34		0.27	0.65	0.07		(0.33)	0.68	0.35	0.40		0.28	0.69	0.06		(0.34)	0.76	0.32
Less Distributions:
Distributions from net investment income	(0.15)		(0.28)	(0.30)	(0.03)		(0.32)	(0.35)	(0.35)	(0.15)		(0.27)	(0.29)	(0.03)		(0.32)	(0.33)	(0.34)
Distributions from capital gains	(0.04)		(0.08)	(0.19)	–		(0.09)	(0.01)	(0.06)	(0.06)		(0.08)	(0.05)	–		(0.08)	(0.04)	(0.09)
Total distributions	(0.19)		(0.36)	(0.49)	(0.03)		(0.41)	(0.36)	(0.41)	(0.21)		(0.35)	(0.34)	(0.03)		(0.40)	(0.37)	(0.43)
Net increase (decrease) in net asset value	0.15		(0.09)	0.16	0.04		(0.74)	0.32	(0.06)	0.19		(0.07)	0.35	0.03		(0.74)	0.39	(0.11)
Net Asset Value at end of period	$11.76		$11.61	$11.70	$11.54		$11.50	$12.24	$11.92	$11.20		$11.01	$11.08	$10.73		$10.70	$11.44	$11.05
Total Return (%)[3]	2.73	[4]	2.36	5.82	0.57	[4]	(2.77)	5.75	3.10	3.51	[4]	2.61	6.52	0.52	[4]	(3.03)	7.02	3.02
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$22,569		$22,659	$23,100	$23,408		$23,215	$26,117	$25,009	$27,841		$27,744	$28,415	$27,805		$28,328	$31,526	$31,319
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.86	[5]	0.85	0.85	0.85	[5]	0.85	0.98	1.03	0.83	[5]	0.85	0.85	0.85	[5]	0.85	1.00	1.06
After reimbursement of expenses by Adviser (%)	0.86	[5]	0.85	0.85	0.85	[5]	0.85	–	–	0.83	[5]	0.85	0.85	0.85	[5]	0.85	–	–
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.21	[5]	2.45	2.63	2.58	[5]	2.71	2.88	3.03	2.31	[5]	2.44	2.65	2.79	[5]	2.92	2.97	3.11
Portfolio turnover (%)[6]	6	[4]	12	16	–	[4]	14	12	7	6	[4]	15	30	6	[4]	24	13	13

*

The Financial Statements presented herein reflect the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.

[1]	Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 1 month of information.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	Total return without applicable sales charge.
[4]	Not annualized.
[5]	Annualized.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

	HIGH QUALITY BOND FUND*
	CLASS Y
	Six Months		Year Ended October 31,				Year Ended December 31,
	Ended 4/30/16
	(unaudited)		2015	2014	2013[1]		2012	2011	2010
Net Asset Value at beginning of period	$11.04		$11.04	$11.07	$11.21		$11.15	$10.94	$10.68
Income from Investment Operations:
Net investment income[2]	0.06		0.11	0.11	0.09		0.13	0.16	0.19
Net realized and unrealized gain (loss) on investments	0.09		0.01	0.01	(0.13)		0.10	0.22	0.27
Total from investment operations	0.15		0.12	0.12	(0.04)		0.23	0.38	0.46
Less Distributions:
Distributions from net investment income	(0.06)		(0.11)	(0.11)	(0.08)		(0.13)	(0.16)	(0.19)
Distributions from capital gains	(0.04)		(0.01)	(0.04)	(0.02)		(0.04)	(0.01)	(0.01)
Total distributions	(0.10)		(0.12)	(0.15)	(0.10)		(0.17)	(0.17)	(0.20)
Net increase (decrease) in net asset value	0.05		–	(0.03)	(0.14)		0.06	0.21	0.26
Net Asset Value at end of period	$11.09		$11.04	$11.04	$11.07		$11.21	$11.15	$10.94
Total Return (%)[3]	1.33	[4]	1.11	1.12	(0.35	)4	2.04	3.53	4.35
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$109,279		$102,552	$118,082	$132,688		$109,694	$104,849	$52,388
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.50	[5]	0.49	0.49	0.49	[5]	0.49	0.49	0.49
After reimbursement of expenses by Adviser (%)	0.50	[5]	0.49	0.49	0.49	[5]	–	–	–
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.09	[5]	1.00	1.00	0.99	[5]	1.15	1.48	1.76
Portfolio turnover (%)[6]	11	[4]	35	20	30	[4]	29	9	21

	CORE BOND FUND
	CLASS A								CLASS B
	Six Months		Year Ended October 31,						Six Months	Year Ended October 31,
	Ended 4/30/16								Ended 4/30/16
	(unaudited)		2015	2014	2013		2012	2011	(unaudited)	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$10.09		$10.25	$10.21	$10.66		$10.59	$10.46	$10.10	$10.25	$10.22	$10.67	$10.59	$10.46
Income from Investment Operations:
Net investment income[2]	0.12		0.19	0.22	0.26		0.26	0.26	0.07	0.11	0.14	0.18	0.18	0.19
Net realized and unrealized gain (loss) on investments	0.15		(0.05)	0.09	(0.46)		0.07	0.13	0.15	(0.04)	0.08	(0.46)	0.08	0.12
Total from investment operations	0.27		0.14	0.31	(0.20)		0.33	0.39	0.22	0.07	0.22	(0.28)	0.26	0.31
Less Distributions:
Distributions from net investment income	(0.13)		(0.21)	(0.22)	(0.25)		(0.26)	(0.26)	(0.08)	(0.13)	(0.14)	(0.17)	(0.18)	(0.18)
Distributions from capital gains	(0.08)		(0.09)	(0.05)	–		–	–	(0.08)	(0.09)	(0.05)	–	–	–
Total distributions	(0.21)		(0.30)	(0.27)	(0.25)		(0.26)	(0.26)	(0.16)	(0.22)	(0.19)	(0.17)	(0.18)	(0.18)
Net increase (decrease) in net asset value	0.06		(0.16)	0.04	(0.45)		0.07	0.13	0.06	(0.15)	0.03	(0.45)	0.08	0.13
Net Asset Value at end of period	$10.15		$10.09	$10.25	$10.21		$10.66	$10.59	$10.16	$10.10	$10.25	$10.22	$10.67	$10.59
Total Return (%)[3]	2.56	[3]	1.34	3.04	(1.92)		3.11	3.81	2.18 [3]	0.69	2.18	(2.65)	2.43	3.04
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$34,099		$32,823	$33,973	$40,104		$45,671	$43,775	$2,788	$2,929	$3,445	$4,433	$6,088	$5,678
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.91	[4]	0.90	0.90	0.90		0.90	0.90	1.66 [4]	1.65	1.65	1.65	1.65	1.65
After reimbursement of expenses by Adviser (%)	0.91	[4]	0.90	0.90	0.90		0.90	0.90	1.66 [4]	1.65	1.65	1.65	1.65	1.65
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.04	[4]	1.85	2.10	2.42		2.41	2.54	1.29 [4]	1.10	1.36	1.68	1.66	1.78
Portfolio turnover (%)[6]	25	[4]	57	41	24		6	12	25 [4]	57	41	24	6	12

* The Financial Statements presented herein reflect the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
1 Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.
2 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
3 Total return without applicable sales charge.
4 Not annualized.
[5] Annualized.
[6] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

			CORE BOND FUND - continued
			CLASS Y									CLASS R6
			Six Months									Six Months	Year Ended		Inception
			Ended 4/30/16	Year Ended October 31,								Ended 4/30/16	October 31,		to
			(unaudited)	2015	2014		2013	2012	2011			(unaudited)	2015	2014	10/31/13[8]
Net Asset Value at beginning of period			$10.07	$10.22	$10.19		$10.64	$10.58	$10.46			$10.09	$10.24	$10.20	$10.53
Income from Investment Operations:
Net investment income[1]			0.13	0.21	0.23		0.28	0.29	0.29			0.14	0.23	0.20	0.14
Net realized and unrealized gain (loss) on investments			0.14	(0.04)	0.09		(0.45)	0.06	0.12			0.14	(0.06)	0.13	(0.34)
Total from investment operations			0.27	0.17	0.32		(0.17	0.35	0.41			0.28	0.17	0.33	(0.20)
Less Distributions:
Distributions from net investment income			(0.14)	(0.23)	(0.24)		(0.28)	(0.29)	(0.29)			(0.14)	(0.23)	(0.24)	(0.13)
Distributions from capital gains			(0.08)	(0.09)	(0.05)		–	–	–			(0.08)	(0.09)	(0.05)	–
Total distributions			(0.22)	(0.32)	(0.29)		(0.28)	(0.29)	(0.29)			(0.22)	(0.32)	(0.29)	(0.13)
Net increase (decrease) in net asset value			0.05	(0.15)	0.03		(0.45)	0.06	0.12			0.06	(0.15)	0.04	(0.33)
Net Asset Value at end of period			$10.12	$10.07	$10.22		$10.19)	$10.64	$10.58			$10.15	$10.09	$10.24	$10.20
Total Return (%)[2]			2.62 [4]	1.71	3.23		(1.65)	3.36	4.03			2.71 [4]	1.71	3.32	(1.86)[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)			$183,753	$186,414	$187,790		$109,247	$74,486	$145,125			$1,805	$1,693	$10	$10
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)			0.66 [5]	0.65	0.65		0.65	0.65	0.65			0.53 [5]	0.52	0.54	0.53 [5]
After reimbursement of expenses by Adviser (%)			0.66 [5]	0.65	0.65		0.65	0.65	0.65			0.53 [5]	0.52	0.54	0.53 [5]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)			2.29 [5]	2.10	2.30		2.64	2.64	2.79			2.42 [5]	2.24	1.99	2.71 [5]
Portfolio turnover (%)[3]			25 [4]	57	41		24	6	12			25 [4]	57	41	24 [4]

	CORPORATE BOND FUND*									HIGH INCOME FUND
	CLASS Y									CLASS A
	Period Ended		Year Ended October 31,			,	Year Ended December 31			Six Months		Year Ended October 31,
	4/30/16									Ended 4/30/16
	(unaudited)		2015	2014	2013[7]		2012	2011	2010	(unaudited)		2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$11.34		$11.49	$11.27	$11.67		$11.27	$10.81	$10.68	$5.93		$6.79	$7.15	$7.15	$6.95	$7.10
Income from Investment Operations:
Net investment income[1]	0.19		0.29	0.25	0.19		0.24	0.22	0.48	0.17		0.32	0.35	0.41	0.45	0.48
Net realized and unrealized gain (loss) on investments	0.25		(0.13)	0.22	(0.38)		0.39	0.61	0.13	(0.08)		(0.47)	–	0.03	0.20	(0.16)
Total from investment operations	0.44		0.16	0.47	(0.19)		0.63	0.83	0.61	0.09		(0.15)	0.35	0.44	0.65	0.32
Less Distributions:
Distributions from net investment income	(0.19)		(0.29)	(0.25)	(0.19)		(0.23)	(0.36)	(0.48)	(0.17)		(0.32)	(0.36)	(0.44)	(0.45)	(0.47)
Distributions from capital gains	(0.04)		(0.02)	–	(0.02)		(0.00)[6]	(0.01)	–	–		(0.39)	(0.35)	–	–	–
Total distributions	(0.23)		(0.31)	(0.25)	(0.21)		(0.23)	(0.37)	(0.48)	(0.17)		(0.71)	(0.71)	(0.44)	(0.45)	(0.47)
Net increase (decrease) in net asset value	0.21		(0.15)	0.22	(0.40)		0.40	0.46	0.13	(0.08)		(0.86)	(0.36)	(0.00)[6]	0.20	(0.15)
Net Asset Value at end of period	$11.55		$11.34	$11.49	$11.27		$11.67	$11.27	$10.81	$5.85		$5.93	$6.79	$7.15	$7.15	$6.95
Total Return (%)[2]	3.70	[4]	1.40	4.21	(1.58)[4]		5.72	7.83	5.81	1.20	[4]	(2.29)	5.20	6.29	9.67	4.61
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$23,552		$23,545	$27,010	$19,743		$19,813	$17,550	$1,069	$21,184		$23,155	$28,596	$28,530	$27,061	$25,299
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.66	[5]	0.65	0.65	0.65 [5]		0.67	0.69	0.06	1.01	[5]	1.00	1.00	1.00	1.00	1.00
After reimbursement of expenses by Adviser (%)	0.66	[5]	0.65	0.65	0.65 [5]		–	–	–	1.01	[5]	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.94	[5]	2.55	2.22	2.05 [5]		2.04	1.98	4.44	5.11	[5]	5.12	5.05	5.63	6.35	6.73
Portfolio turnover (%)[3]	18	[4]	37	31	10 [4]		11	10	14	39	[4]	28	52	28	36	55

* The Financial Statements presented herein reflect the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
2 Total return without applicable sales charge.
3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
4 Not annualized.
[5] Annualized.
[6] Amounts represent less than $0.005 per share.
[7] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.
[8] Class was launched on April 22, 2013.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

	HIGH INCOME FUND - continued
	CLASS B							CLASS Y
	Six Months		Year Ended October 31,					Six Months	Year Ended October 31,
	Ended 4/30/16							Ended 4/30/16
	(unaudited)		2015	2014	2013	2012	2011	(unaudited)	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$6.08		$6.95	$7.30	$7.26	$7.05	$7.19	$5.86	$6.73	$7.09	$7.10	$6.92	$7.09
Income from Investment Operations:
Net investment income[1]	0.15		0.29	0.30	0.37	0.40	0.44	0.14	0.01	1.02	0.45	0.47	0.49
Net realized and unrealized gain (loss) on investments	(0.08)		(0.50)	–	0.03	0.20	(0.17)	(0.04)	(0.14)	(0.65)	0.01	0.19	(0.16)
Total from investment operations	0.07		(0.21)	0.30	0.40	0.60	0.27	0.10	(0.13)	0.37	0.46	0.66	0.33
Less Distributions:
Distributions from net investment income	(0.14)		(0.27)	(0.30)	(0.36)	(0.39)	(0.41)	(0.19)	(0.35)	(0.38)	(0.47)	(0.48)	(0.50)
Distributions from capital gains	–		(0.39)	(0.35)	–	–	–	–	(0.39)	(0.35)	–	–	–
Total distributions	(0.14)		(0.66)	(0.65)	(0.36)	(0.39)	(0.41)	(0.19)	(0.74)	(0.73)	(0.47)	(0.48)	(0.50)
Net increase (decrease) in net asset value	(0.07)		(0.87)	(0.35)	0.04	0.21	(0.14)	(0.09)	(0.87)	(0.36)	(0.01)	0.18	(0.17)
Net Asset Value at end of period	$6.01		$6.08	$6.95	$7.30	$7.26	$7.05	$5.77	$5.86	$6.73	$7.09	$7.10	$6.92
Total Return (%)[2]	0.92	[3]	(3.11)	4.47	5.60	8.74	3.89	1.38[3]	(2.00)	5.59	6.68	9.92	4.81
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,586		$1,685	$2,267	$2,566	$2,983	$3,023	$688	$664	$388	$17,449	$53,121	$81,572
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.76	[4]	1.75	1.75	1.75	1.75	1.75	0.76[4]	0.75	0.75	0.75	0.75	0.75
After reimbursement of expenses by Adviser (%)	1.76	[4]	1.75	1.75	1.75	1.75	1.75	0.76[4]	0.75	0.75	0.75	0.75	0.75
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	4.36	[4]	4.36	4.30	4.89	5.60	6.01	5.35[4]	5.39	5.36	5.95	6.61	7.00
Portfolio turnover (%)[5]	39	[3]	28	52	28	36	55	39[3]	28	52	28	36	55

	DIVERSIFIED INCOME FUND
	CLASS A							CLASS B
	Six Months		Year Ended October 31,					Six Months	Year Ended October 31,
	Ended 4/30/16							Ended 4/30/16
	(unaudited)		2015	2014	2013	2012	2011	(unaudited)	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$14.75		$14.79	$13.89	$12.54	$11.68	$11.16	$14.83	$14.88	$13.98	$12.61	$11.74	$11.22
Income from Investment Operations:
Net investment income[1]	0.15		0.23	0.23	0.24	0.26	0.29	0.09	0.13	0.13	0.13	0.18	0.20
Net realized and unrealized gain (loss) on investments	0.30		(0.03)	0.90	1.35	0.86	0.52	0.30	(0.04)	0.90	1.37	0.86	0.52
Total from investment operations	0.45		0.20	1.13	1.59	1.12	0.81	0.39	0.09	1.03	1.50	1.04	0.72
Less Distributions:
Distributions from net investment income	(0.15)		(0.24)	(0.23)	(0.24)	(0.26)	(0.29)	(0.09)	(0.14)	(0.13)	(0.13)	(0.17)	(0.20)
Distributions from capital gains	(0.34)		–	–	–	–	–	(0.34)	–	–	–	–	–
Total distributions	(0.49)		(0.24)	(0.23)	(0.24)	(0.26)	(0.29)	(0.43)	(0.14)	(0.13)	(0.13)	(0.17)	(0.20)
Net increase in net asset value	(0.04)		(0.04)	0.90	1.35	0.86	0.52	(0.04)	(0.05)	0.90	1.37	0.87	0.52
Net Asset Value at end of period	$14.71		$14.75	$14.79	$13.89	$12.54	$11.68	$14.79	$14.83	$14.88	$13.98	$12.61	$11.74
Total Return (%)[2]	3.02	[3]	1.39	8.22	12.76	9.69	7.32	2.62 [3]	0.58	7.37	11.99	8.89	6.47
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$122,774		$121,026	$119,364	$105,521	$86,952	$72,913	$13,260	$13,442	$14,378	$14,297	$14,387	$15,906
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.11	[4]	1.10	1.10	1.10	1.10	1.10	1.86 [4]	1.85	1.85	1.85	1.85	1.85
After reimbursement of expenses by Adviser (%)	1.11	[4]	1.10	1.10	1.10	1.10	1.10	1.86 [4]	1.85	1.85	1.85	1.85	1.85
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.80	[4]	1.59	1.61	1.75	2.14	2.51	1.05 [4]	0.84	0.86	1.01	1.42	1.77
Portfolio turnover (%)[5]	19	[3]	25	23	18	21	17	19 [3]	25	23	18	21	17

1 Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
2 Total return without applicable sales charge.
3 Not annualized.
[4] Annualized.
[5] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

	DIVERSIFIED INCOME FUND - continued
	CLASS C
	Six Months		Year Ended October 31,			Inception
	Ended 4/30/16					to
	(unaudited)		2015	2014	2013	10/31/12[2]
Net Asset Value at beginning of period	$14.83		$14.88	$13.97	$12.61	$12.53
Income from Investment Operations:
Net investment income[3]	0.09		0.13	0.13	0.13	0.04
Net realized and unrealized gain (loss) on investments	0.30		(0.04)	0.91	1.36	0.08
Total from investment operations	0.39		0.09	1.04	1.49	0.12
Less Distributions:
Distributions from net investment income	(0.09)		(0.14)	(0.13)	(0.13)	(0.04)
Distributions from capital gains	(0.34)		–	–	–	–
Total distributions	(0.43)		(0.14)	(0.13)	(0.13)	(0.04)
Net increase (decrease) in net asset value	(0.04)		(0.05)	0.91	1.36	0.08
Net Asset Value at end of period	$14.79		$14.83	$14.88	$13.97	$12.61
Total Return (%)[4]	2.62	[5]	0.64	7.38	11.91	0.94	[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$12,622		$12,766	$11,545	$6,732	$924
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.86	[6]	1.85	1.85	1.84	1.83	[6]
After reimbursement of expenses by Adviser (%)	1.86	[6]	1.85	1.85	1.84	1.83	[6]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.05	[6]	0.84	0.83	0.88	0.83	[6]
Portfolio turnover (%)[7]	19	[5]	25	23	18	21	[5]

	COVERED CALL & EQUITY INCOME FUND[1]
	CLASS A									CLASS C
	Six Months		Year Ended October 31,						Six Months	Year Ended October 31,			Inception
	Ended 4/30/16								Ended 4/30/16				to
	(unaudited)		2015	2014	2013	2012		2011	(unaudited)	2015	2014	2013	10/31/12[2]
Net Asset Value at beginning of period	$9.14		$9.92	$9.99	$9.76	$9.76		$10.27	$8.89	$9.74	$9.89	$9.74	$9.66
Income from Investment Operations:
Net investment income[3]	0.03		0.06	0.08	0.02	0.00	[8]	0.00 [8]	0.02	0.16	0.08	0.20	0.00	[8]
Net realized and unrealized gain (loss) on investments	0.13		(0.06)	0.77	1.12	0.82		0.50	0.10	(0.23)	0.69	0.86	0.28
Total from investment operations	0.16		–	0.85	1.14	0.82		0.50	0.12	(0.07)	0.77	1.06	0.28
Less Distributions:
Distributions from net investment income	(0.17)		(0.50)	(0.60)	(0.60)	–		–	(0.16)	(0.50)	(0.60)	(0.60)	–
Distributions from capital gains	(0.16)		(0.28)	(0.32)	(0.31)	(0.82)		(1.01)	(0.17)	(0.28)	(0.32)	(0.31)	(0.20)
Total distributions	(0.33)		(0.78)	(0.92)	(0.91)	(0.82)		(1.01)	(0.33)	(0.78)	(0.92)	(0.91)	(0.20)
Net increase (decrease) in net asset value	(0.17)		(0.78)	(0.07)	0.23	–		(0.51)	(0.21)	(0.85)	(0.15)	0.15	0.08
Net Asset Value at end of period	$8.97		$9.14	$9.92	$9.99	$9.76		$9.76	$8.68	$8.89	$9.74	$9.89	$9.74
Total Return (%)[4]	1.79	[5]	(0.18)	8.90	12.29	8.61		5.22	1.32 [5]	(0.83)	8.01	11.44	2.88	[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$17,195		$16,042	$11,373	$7,559	$6,297		$4,072	$11,514	$9,287	$4,805	$2,258	$527
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.26	[6]	1.25	1.25	1.25	1.24		1.25	2.01 [6]	1.99	2.00	2.00	1.96	[6]
After reimbursement of expenses by Adviser (%)	1.26	[6]	1.25	1.25	1.25	1.24		1.25	2.01 [6]	1.99	2.00	2.00	1.96	[6]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.23	[6]	0.13	(0.30)	(0.12)	(0.15)		(0.44)	(0.53)[6]	(0.59)	(1.07)	(0.91)	(0.89)[6]
Portfolio turnover (%)[7]	45	[5]	107	139	100	84		107	45 [5]	107	139	100	84	[5]

1 Prior to close of business on February 28, 2014, the Fund was known as the Equity Income Fund.
2 Class was launched on July 31, 2012.
3 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income. 4 Total return without applicable sales charge.
5 Not annualized.
6 Annualized.
7 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
8 Amounts represent less than $0.005 per share.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

			COVERED CALL & EQUITY INCOME FUND[1] - continued
			CLASS Y								CLASS R6

			Six Months								Six Months	Year Ended			Inception
			Ended 4/30/16	Year Ended October 31,							Ended 4/30/16	October 31,			to
			(unaudited)	2015	2014	2013	2012	2011			(unaudited)	2015	2014	2013	10/31/12[2]
Net Asset Value at beginning of period			$9.27	$10.03	$10.08	$9.82	$9.81	$10.29			$9.31	$10.06	$10.09	$9.82	$9.72
Income from Investment Operations:
Net investment income (loss)[3]			0.02	0.14	0.22	(0.28)	0.00[8]	0.03			–	0.24	0.13	0.04	0.00	[8]
Net realized and unrealized gain on investments			0.16	(0.12)	0.67	1.45	0.84	0.50			0.18	(0.21)	0.78	1.14	0.30
Total from investment operations			0.18	0.02	0.89	1.17	0.84	0.53			0.18	0.03	0.91	1.18	0.30
Less Distributions:
Distributions from net investment income			(0.17)	(0.50)	(0.62)	(0.60)	(0.02)	–			(0.17)	(0.50)	(0.62)	(0.60)	–
Distributions from capital gains			(0.17)	(0.28)	(0.32)	(0.31)	(0.81)	(1.01)			(0.17)	(0.28)	(0.32)	(0.31)		(0.20)
Total distributions			(0.34)	(0.78)	(0.94)	(0.91)	(0.83)	(1.01)			(0.34)	(0.78)	(0.94)	(0.91)		(0.20)
Net increase (decrease) in net asset value			(0.16)	(0.76)	(0.05)	0.26	0.01	(0.48)			(0.16)	(0.75)	(0.03)	0.27	0.10
Net Asset Value at end of period			$9.11	$9.27	$10.03	$10.08	$9.82	$9.81			$9.15	$9.31	$10.06	$10.09	$9.82
Total Return (%)[4]			1.94 [5]	0.13	9.08	12.60	8.73	5.51			1.93 [5]	0.23	9.29	12.75	3.07	[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)			$57,780	$60,916	$43,891	$29,307	$81,779	$63,395			$2,425	$2,826	$152	$116	$103
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)			1.01 [6]	1.00	1.00	1.00	1.00	1.00			0.88 [6]	0.87	0.87	0.87	0.86	[6]
After reimbursement of expenses by Adviser (%)			1.01 [6]	1.00	1.00	1.00	1.00	1.00			0.88 [6]	0.87	0.87	0.87	0.86	[6]
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)			0.48 [6]	0.40	(0.03)	0.14	0.09	(0.15)			0.62 [6]	0.70	0.10	0.21	0.17	[6]
Portfolio turnover (%)[7]			45 [5]	107	139	100	84	107			45 [5]	107	139	100	84	[5]

	DIVIDEND INCOME FUND*								LARGE CAP VALUE FUND
	CLASS Y								CLASS A
	Six Months		Year Ended October 31,			Year Ended December 31,			Six Months		Year Ended October 31,
	Ended 4/30/16								Ended 4/30/16
	(unaudited)		2015	2014	2013[9]	2012	2011	2010	(unaudited)		2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$22.28		$23.59	$21.94	$17.90	$17.17 $	17.50	$16.39	$16.33		$19.18	$17.04	$13.99	$12.42	$11.40
Income from Investment Operations:
Net investment income[3]	0.14		0.40	0.38	0.28	0.36	0.20	0.19	0.07		0.08	0.13	0.18	0.21	0.18
Net realized and unrealized gain (loss)on investments	0.51		0.01	2.29	4.03	1.50	0.10	1.11	0.27		(0.10)	2.15	3.07	1.55	0.98
Total from investment operations	0.65		0.41	2.67	4.31	1.86	0.30	1.30	0.34		(0.02)	2.28	3.25	1.76	1.16
Less Distributions:
Distributions from net investment income	(0.13)		(0.38)	(0.38)	(0.27)	(0.35)	(0.20)	(0.19)	(0.10)		(0.14)	(0.14)	(0.20)	(0.19)		(0.14)
Distributions from capital gains	(0.90)		(1.34)	(0.64)	–	(0.78)	(0.43)	–	(1.84)		(2.69)	–	–	–	–
Total distributions	(1.03)		(1.72)	(1.02)	(0.27)	(1.13)	(0.63)	(0.19)	(1.94)		(2.83)	(0.14)	(0.20)	(0.19)		(0.14)
Net increase (decrease) in net asset value	(0.38)		(1.31)	1.65	4.04	0.73	(0.33)	1.11	(1.60)		(2.85)	2.14	3.05	1.57	1.02
Net Asset Value at end of period	$21.90		$22.28	$23.59	$21.94	$17.90	$17.17	$17.50	$14.73		$16.33	$19.18	$17.04	$13.99	$12.42
Total Return (%)[4]	3.02	[5]	1.76	12.42	24.18 [5]	10.86	1.73	8.02	2.10	[5]	(0.80)	13.47	23.58	14.37	10.27
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$88,390		$20,925	$21,518	$18,658	$13,263	$11,189	$12,256	$61,682		$63,566	$70,495	$67,048	$58,537	$54,271
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.09	[6]	1.10	1.10	1.10 [6]	1.17	1.25	1.24	1.17	[6]	1.16	1.16	1.16	1.16	1.16
After reimbursement of expenses by Adviser (%)	0.94	[6]	0.95	0.95	0.95 [6]	1.09	1.25	–	1.17	[6]	1.16	1.16	1.16	1.16	1.16
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.50	[6]	1.75	1.66	1.66 [6]	1.95	–	–	0.93	[6]	0.47	0.69	1.12	1.51	1.44
Portfolio turnover (%)[7]	21	[5]	24	29	16 [5]	61	56	39	39	[5]	97	85	33	25	39

* The Financial Statements presented herein reflect the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
1 Prior to close of business on February 28, 2014, the Fund was known as the Equity Income Fund.
2 Class was launched on July 31, 2012.
3 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
4 Total return without applicable sales charge.
5 Not annualized.
7 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
8 Amounts represent less than $0.005 per share.
9 Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

	LARGE CAP VALUE FUND - continued
	CLASS B								CLASS Y
	Six Months		Year Ended October 31,						Six Months	Year Ended October 31,
	Ended 4/30/16								Ended 4/30/16
	(unaudited)		2015	2014	2013		2012	2011	(unaudited)	2015	2014		2013	2012	2011
Net Asset Value at beginning of period	$16.01		$18.84	$16.74	$13.74		$12.21	$11.20	$16.35	$19.20	$17.06		$14.01	$12.44	$11.42
Income from Investment Operations:
Net investment income (loss)[2]	0.01		(0.05)	0.04	0.12		0.16	0.12	0.11	0.14	0.19		0.19	0.22	0.23
Net realized and unrealized gain (loss) on investments	0.26		$(0.09)	2.07	2.98		1.47	0.94	0.25	(0.11)	2.14		3.10	1.57	0.97
Total from investment operations	0.27		(0.14)	2.11	3.10		1.63	1.06	0.36	0.03	2.33		3.29	1.79	1.20
Less Distributions:
Distributions from net investment income	(0.02)		(0.00)[6]	(0.01)	(0.10)		(0.10)	(0.05)	(0.14)	(0.19)	(0.19)		(0.24)	(0.22)	(0.18)
Distributions from capital gains	(1.84)		(2.69)	–	–		–	–	(1.84)	(2.69)	–		–	–	–
Total distributions	(1.86)		(2.69)	(0.01)	(0.10)		(0.10)	(0.05)	(1.98)	(2.88)	(0.19)		(0.24)	(0.22)	(0.18)
Net increase (decrease) in net asset value	(1.59)		(2.83)	2.10	3.00		1.53	1.01	(1.62)	(2.85)	2.14		3.05	1.57	1.02
Net Asset Value at end of period	$14.42		$16.01	$18.84	$16.74		$13.74	$12.21	$14.73	$16.35	$19.20		$17.06	$14.01	$12.44
Total Return (%)[3]	1.73	[4]	(1.49)	12.61	22.69		13.41	9.52	2.24 [4]	(0.51)	13.74		23.86	14.64	10.53
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,800		$4,096	$4,867	$5,222		$5,768	$7,199	$47,111	$109,546	$128,456		$132,206	$84,545	$78,344
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.92	[5]	1.91	1.91	1.91		1.91	1.91	0.93 [5]	0.91	0.91		0.91	0.91	0.91
After reimbursement of expenses by Adviser (%)	1.92	[5]	1.91	1.91	1.91		1.91	1.91	0.93 [5]	0.91	0.91		0.91	0.91	0.91
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	0.18	[5]	(0.27)	(0.06)	0.40		0.79	0.70	1.31 [5]	0.73	0.92		1.33	1.76	1.69
Portfolio turnover (%)[7]	39	[4]	97	85	33		25	39	39 [4]	97	85		33	25	39

	INVESTORS FUND*
	CLASS A							CLASS Y

	Six Months		Year Ended		Inception			Six Months
	Ended 4/30/16		October 31,		to			Ended 4/30/16	Year Ended October 31,				Year Ended December 31,
	(unaudited)		2015	2014	10/31/13[1]			(unaudited)	2015	2014	2013[8]		2012	2011	2010
Net Asset Value at beginning of period	$21.30		$25.01	$22.49	$22.06			$21.36	$25.07	$22.50	$18.56		$16.40	$16.55	$15.07
Income from Investment Operations:
Net investment income[2]	0.07		0.09	0.03	–			0.05	0.16	0.12	0.10		0.13	0.15	0.09
Net realized and unrealized gain (loss) on investments	0.60		1.06	3.18	0.43			0.65	1.05	3.15	3.94		2.17	(0.15)	1.48
Total from investment operations	0.67		1.15	3.21	0.43			0.70	1.21	3.27	4.04		2.30	–	1.57
Less Distributions:
Distributions from net investment income	(0.12)		(0.06)	(0.01)	–			(0.18)	(0.12)	(0.02)	(0.10)		(0.14)	(0.15)	(0.09)
Distributions from capital gains	(2.79)		(4.80)	(0.68)	–			(2.79)	(4.80)	(0.68)	–		–	–	–
Total distributions	(2.91)		(4.86)	(0.69)	–			(2.97)	(4.92)	(0.70)	(0.10)		(0.14)	(0.15)	(0.09)
Net increase (decrease) in net asset value	(2.24)		(3.71)	2.52	0.43			(2.27)	(3.71)	2.57	3.94		2.16	(0.15)	1.48
Net Asset Value at end of period	$19.06		$21.30	$25.01	$22.49			$19.09	$21.36	$25.07	$22.50		$18.56	$16.40	$16.55
Total Return (%)[3]	3.69	[4]	4.78	14.55	1.95	[4]		3.81 [4]	5.07	14.84	21.78	[4]	14.05	–	10.44
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$68,239		$2,189	$1,340	$280			$179,457	$109,506	$166,819	$196,164		$35,176	$36,339	$42,882
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.21	[5]	1.31	1.28	1.20	[5]		1.03 [5]	1.06	1.02	1.04	[5]	1.05	0.99	0.99
After reimbursement of expenses by Adviser (%)	1.20	[5]	1.19	1.13	1.06	[5]		0.96 [5]	0.94	0.87	0.89	[5]	0.97	0.99	–
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	(0.11)[5]		0.38	0.15	(0.22)[5]			0.43 [5]	0.62	0.43	0.41	[5]	0.75	0.82	–
Portfolio turnover (%)[7]	20	[4]	33	52	34	[4]		20 [4]	33	52	34	[4]	47	36	41

* The Financial Statements presented herein reflect the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
1 Class was launched on September 20, 2013.
2 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
3 Total return without applicable sales charge.
4 Not annualized.
5 Annualized.
6 Amounts represent less than $0.005 per share.
7 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
8 Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

		INVESTORS FUND* - continued					MID CAP FUND*
			CLASS R6					CLASS A
		Six Months	Year Ended October 31,		Inception		Six Months	Year Ended October 31,			Inception
		Ended 4/30/16			to		Ended 4/30/16				to
		(unaudited)	2015	2014	10/31/13[1]		(unaudited)	2015	2014		10/31/13[7]
Net Asset Value at beginning of period		$21.47	$25.14	$22.51	$22.06		$8.59	$9.78	$9.48		$8.41
Income from Investment Operations:
Net investment income[2]		0.07	0.15	0.17	–		(0.02)	(0.06)	(0.04)	(0.03)
Net realized and unrealized gain on investments		0.66	1.10	3.16	0.45		0.19	0.61	1.01		1.10
Total from investment operations		0.73	1.25	3.33	0.45		0.17	0.55	0.97	1.07
Less Distributions:
Distributions from net investment income		(0.22)	(0.12)	(0.02)	–		–	–	–		–
Distributions from capital gains		(2.79)	(4.80)	(0.68)	–		(0.50)	(1.74)	(0.67)		–
Total distributions		(3.01)	(4.92)	(0.70)	–		(0.50)	(1.74)	(0.67)		–
Net increase (decrease) in net asset value		(2.28)	(3.67)	2.63	0.45		(0.33)	(1.19)	0.30	1.07
Net Asset Value at end of period		$19.19	$21.47	$25.14	$22.51		$8.26	$8.59	$9.78		$9.48
Total Return (%)[3]		3.94 [4]	5.25	15.10	2.04	[4]	2.13 [4]	5.80	10.65	12.72		[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)		$6,812	$6,589	$5,200	$7,234		$53,428	$54,000	$57,117		$56,578
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)		0.77 [5]	0.73	0.69	0.65	[5]	1.41 [5]	1.40	1.40	1.40		[5]
After reimbursement of expenses by Adviser (%)		0.77 [5]	0.73	0.64	0.56	[5]	1.41 [5]	1.40	1.40	1.40		[5]
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)		0.68 [5]	0.83	0.65	0.23	[5]	(0.54)[5]	(0.72)	(0.42)	(0.64)[5]
Portfolio turnover (%)[6]		20 [4]	33	52	34	[4]	19[4]	28	33		21	[4]
	MID CAP FUND*
	CLASS B				CLASS Y
	Six Months	Year Ended October31,		Inception	Six Months		Year Ended October 31,			Year Ended December 31,
	Ended 4/30/16			to	Ended 4/30/16
	(unaudited)	2015	2014	10/31/13[7]	(unaudited)		2015	2014	2013[8]	2012[9]	2011[9]		2010[9]
Net Asset Value at beginning of period	$7.38	$8.69	$8.55	$7.62	$8.85		$10.00	$9.66	$8.31	$7.45	$7.40		$6.11
Income from Investment Operations:
Net investment income (loss)[2]	(0.07)	(0.13)	(0.14)	(0.06)	–		(0.04)	(0.02)	(0.02)	–	(0.01)		(0.02)
Net realized and unrealized gain (loss) on investments	0.18	0.56	0.95	0.99	0.19		0.63	1.03	2.11	1.17	0.39		1.31
Total from investment operations	0.11	0.43	0.81	0.93	0.19		0.59	1.01	2.09	1.17	0.38		1.29
Less Distributions:
Distributions from capital gains	(0.50)	(1.74)	(0.67)	–	(0.50)		(1.74)	(0.67)	(0.74)	(0.31)	(0.33)		–
Total distributions	(0.50)	(1.74)	(0.67)	–	(0.50)		(1.74)	(0.67)	(0.74)	(0.31)	(0.33)		–
Net increase (decrease) in net asset value	(0.39)	(1.31)	0.14	0.93	(0.31)		(1.15)	0.34	1.35	0.86	0.05		1.29
Net Asset Value at end of period	$6.99	$7.38	$8.69	$8.55	$8.54		$8.85	$10.00	$9.66	$8.31	$7.45		$7.40
Total Return (%)[3]	1.65 [4]	5.06	9.89	12.20[4]	2.31[4]		6.13	10.88	22.68[4]	15.69	5.10		21.15
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,024	$3,401	$4,235	$5,476	$232,981		$198,605	$224,181	$255,263	$168,428	$160,328		$159,413
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.16 [5]	2.15	2.15	2.15 [5]	1.16	[5]	1.15	1.15	1.15 [5]	1.20	1.25		1.25
After reimbursement of expenses by Adviser (%)	2.16[5] [5]	2.15	2.15	2.15 [5]	1.16	[5]	1.15	1.15	1.15 [5]	1.20	1.25		1.25
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	(1.28)[5]	(1.47)	(1.19)	(1.39)[5]	(0.28)[5]		(0.47)	(0.17)	(0.29)[5]	0.00	(0.20)		(0.26)
Portfolio turnover (%)[6]	19[4]	28	33	21[4]	19	[4]	28	33	21 [4]	28	32		57

* The Financial Statements presented herein reflect the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
1 Class was launched on September 20, 2013.
2 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
3 Total return without applicable sales charge.
4 Not annualized.
5 Annualized.
7 For accounting purposes, the Mid-Cap Fund Class A & B are treated as having commenced investment operations at the close of business on April 19, 2013.
8 Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.
9 The financial highlights prior to April 22, 2013 are those of the Madison Mosaic Mid Cap Fund, the accounting survivor of the reorganization of the Madison Mid Cap and Madison Mosaic Mid Cap Funds. The net asset values and other per share information of the Madison Mosaic Mid Cap Fund have been restated by the conversion ratio of 1.5634 for Class Y shares and 1.5696 for Class R6 shares to reflect those of the legal survivor of the reorganization, the Madison Mid Cap Fund.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

	MID CAP FUND* - continued								SMALL CAP FUND
	CLASS R6								CLASS A
	Six Months		Year Ended October 31,				Year		Six Months		Year Ended October 31,
	Ended 4/30/16						Ended		Ended 4/30/16
	(unaudited)		2015	2014	2013[1]		12/31/12[2,3]		(unaudited)		2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$8.95		$10.06	$9.68	$8.30		$7.42		$14.98		$15.21	$14.87	$11.81	$10.79	$9.93
Income from Investment Operations:
Net investment income (loss)[4]	–		(0.05)	0.02	0.01		0.08		0.02		0.02	0.06	0.02	0.06	0.04
Net realized and unrealized gain on investments	0.21		0.68	1.03	2.11		1.12		0.42		0.58	0.88	3.68	1.31	0.86
Total from investment operations	0.21		0.63	1.05	2.12		1.20		0.44		0.60	0.94	3.70	1.37	0.90
Redemption Fees	–		–	–	–		–		–		–	–	–	–	0.01
Less Distributions:
Distributions from net investment income	–		–	–	–		(0.01)		(0.02)		(0.04)	–	(0.09)	–	(0.05)
Distributions from capital gains	(0.50)		(1.74)	(0.67)	(0.74)			(0.31)	(0.53)		(0.79)	(0.60)	(0.55)	(0.35)	–
Total distributions	(0.50)		(1.74)	(0.67)	(0.74)		(0.32)		(0.55)		(0.83)	(0.60)	(0.64)	(0.35)	(0.05)
Net increase (decrease) in net asset value	(0.29)		(1.11)	0.38	1.38		0.88		(0.11)		(0.23)	0.34	3.06	1.02	0.86
Net Asset Value at end of period	$8.66		$8.95	$10.06	$9.68		$8.30		$14.87		$$14.98	$15.21	$14.87	$11.81	$10.79
Total Return (%)[5]	2.51	[6]	6.55	11.29	23.05	[6]	7.34	[6]	3.01	[6]	3.90	6.45	32.85	13.08	9.12
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$9,310		$9,874	$5,118	$6,270		$4,856		$3,446		$$3,435	$3,639	$4,566	$3,941	$3,201
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.78	[7]	0.77	0.77	0.77	[7]	0.76	[7]	1.51	[7]	1.50	1.50	1.50	1.50	1.50
After reimbursement of expenses by Adviser (%)	0.78	[7]	0.77	0.77	0.77	[7]	0.76	[7]	1.51	[7]	1.50	1.50	1.50	1.50	1.50
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	0.10	[7]	(0.09)	0.20	0.11	[7]	1.19	[7]	0.29	[7]	0.09	0.35	0.14	0.53	0.33
Portfolio turnover (%)[8]	19	[6]	28	33	21	[6]	28	[6]	10	[6]	19	29	22	15	15

	SMALL CAP FUND
	CLASS B						CLASS Y
	Six Months		Year Ended October 31,				Six Months		Year Ended October 31,
	Ended 4/30/16						Ended 4/30/16
	(unaudited)	2015	2014	2013	2012	2011	(unaudited)		2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$14.25	$14.58	$14.38	$11.45	$10.55	$9.78	$15.03		$15.26	$14.88	$11.82	$10.77	$9.91
Income from Investment Operations:
Net investment income (loss)[1]	(0.05)	(0.14)	(0.05)	(0.06)	(0.02)	(0.06)	0.04		0.04	0.07	0.02	0.10	0.07
Net realized and unrealized gain on investments	0.41	0.60	0.85	3.56	1.27	0.86	0.41		0.60	0.91	3.71	1.30	0.85
Total from investment operations	0.36	0.46	0.80	3.50	1.25	0.80	0.45		0.64	0.98	3.73	1.40	0.92
Less Distributions:
Distributions from net investment income	–	–	–	(0.02)	–	(0.03)	(0.04)		(0.08)	(0.00)[9]	(0.12)	–	(0.06)
Distributions from capital gains	(0.53)	(0.79)	(0.60)	(0.55)	(0.35)	–	(0.53)		(0.79)	(0.60)	(0.55)	(0.35)	–
Total distributions	(0.53)	(0.79)	(0.60)	(0.57)	(0.35)	(0.03)	(0.57)		(0.87)	(0.60)	(0.67)	(0.35)	(0.06)
Net increase (decrease) in net asset value	(0.17)	(0.33)	0.20	2.93	0.90	0.77	(0.12)		(0.23)	0.38	3.06	1.05	0.86
Net Asset Value at end of period	$14.08	$14.25	$14.58	$14.38	$11.45	$10.55	$14.91		$15.03	$15.26	$14.88	$11.82	$10.77
Total Return (%)[3]	2.62 [6]	3.10	5.66	31.92	12.21	8.20	3.12	[6]	4.16	6.72	33.17	13.39	9.29
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$405	$437	$522	$497	$318	$266	$94,256		$83,728	$60,279	$45,217	$13,808	$17,039
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	2.26 [7]	2.25	2.25	2.25	2.25	2.25	1.26	[7]	1.25	1.25	1.25	1.25	1.25
After reimbursement of expenses by Adviser (%)	2.26 [7]	2.25	2.25	2.25	2.25	2.25	1.26	[7]	1.25	1.25	1.25	1.25	1.25
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	(0.46)[7]	(0.66)	(0.40)	(0.62)	(0.22)	(0.42)	0.54	[7]	0.32	0.59	0.28	0.77	0.69
Portfolio turnover (%)[6]	10[6]	19	29	22	15	15	10[6]		19	29	22	15	15

*The Financial Statements presented herein include the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
1 Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.
2 The financial highlights prior to April 22, 2013 are those of the Madison Mosaic Mid Cap Fund, the accounting survivor of the reorganization of the Madison Mid Cap and Madison Mosaic Mid Cap Funds. The net asset values and other per share information of the Madison Mosaic Mid Cap Fund have been restated by the conversion ratio of 1.5634 for Class Y shares and 1.5696 for Class R6 shares to reflect those of the legal survivor of the reorganization, the Madison Mid Cap Fund.
3 Class was launched on February 29, 2012.
4 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
5 Total return without applicable sales charge.
6 Not annualized.
7 Annualized.
8 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
9 Amounts represent less than $0.005 per share.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

	NORTHROAD INTERNATIONAL FUND*
	CLASS Y									CLASS R6
	Six Months	Year Ended October 31,				Year Ended December 31,				Six Months	Year Ended October 31,				Inception
	Ended 4/30/16									Ended 4/30/16					to
	(unaudited)	2015	2014	2013[1]		2012	2011	2010[2]		(unaudited)	2015	2014	2013[1]		12/31/12[9]
Net Asset Value at beginning of period	$10.57	$11.54	$12.25	$10.39		$9.28	$13.30	$11.92		$10.67	$11.60	$12.28	$10.39		$9.28
Income from Investment Operations:
Net investment income[3]	0.08	0.19	0.19	0.19		0.19	0.04	0.00 [4]		0.09	0.21	0.24	0.22		0.19
Net realized and unrealized gain (loss) on investments	(0.59)	(0.49)	(0.41)	1.67		1.09	(1.03)	2.20		(0.60)	(0.47)	(0.43)	1.67		1.11
Total from investment operations	(0.51)	(0.30)	(0.22)	1.86		1.28	(0.99)	2.20		(0.51)	(0.26)	(0.19)	1.89		1.30
Less Distributions:
Distributions from net investment income	(0.17)	(0.22)	(0.20)	–		(0.17)	(0.04)	(0.00)[4]		(0.20)	(0.22)	(0.20)	–		(0.19)
Distributions from capital gains	(0.09)	(0.45)	(0.29)	–		–	(2.99)	(0.82)		(0.09)	(0.45)	(0.29)	–		–
Total distributions	(0.26)	(0.67)	(0.49)	–		(0.17)	(3.03)	(0.82)		(0.29)	(0.67)	(0.49)	–		(0.19)
Net increase (decrease) in net asset value	$0.77)	(0.97)	(0.71)	1.86		1.11	(4.02)	1.38		(0.80)	(0.93)	(0.68)	1.89		1.11
Net Asset Value at end of period	9.80	$10.57	$11.54	$12.25		$10.39	$9.28	$13.30		$9.87	$10.67	$11.60	$12.28		$10.39
Total Return (%)[5]	(4.87)[6]	(2.63)	(1.91)	17.90	[6]	13.76	(6.43)	18.42		(4.79)[6]	(2.25)	(1.66)	18.19	[6]	6.70 [6]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$27,612	$36,216	$36,751	$32,616		$28,856	$1,621	$1,763		$8,462	$9,213	$8,674	$12		$11
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.17 [7]	1.15	1.15	1.15	[7]	1.15	1.20	1.25		0.84 [7]	0.82	0.83	0.83	[7]	0.83 [7]
After reimbursement of expenses by Adviser (%)	1.17 [7]	1.15	1.15	1.15	[7]	1.15	1.20	1.25		0.84 [7]	0.826	0.83	0.83	[7]	0.83 [7]
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	1.42 [7]	1.73	1.68	2.01	[7]	1.94	0.43	0.02		1.87 [7]	2.08	2.67	2.33	[7]	2.33 [7]
Portfolio turnover (%)[8]	13 [6]	29	30	15	[6]	12	129	61		13 [6]	29	30	15	[6]	12 [6]

	INTERNATIONAL STOCK FUND
	CLASS A								CLASS B
	Six Months	Year Ended October 31,							Six Months	Year Ended October 31,
	Ended 4/30/16								Ended 4/30/16
	(unaudited)	2015	2014	2013		2012	2011		(unaudited)	2015	2014	2013	2012		2011
Net Asset Value at beginning of period	$12.99	$13.20	$13.16	$10.81		$10.12	$10.58		$12.68	$12.89	$12.87	$10.58	$9.92		$10.39
Income from Investment Operations:
Net investment income[3]	0.07	0.12	0.16	0.13		0.14	0.16		0.02	0.03	0.10	0.07	0.09		0.08
Net realized and unrealized gain (loss) on investments	(0.37)	(0.02)	(0.02)	2.35		0.76	(0.47)		(0.36)	(0.03)	(0.06)	2.28	0.72		(0.47)
Total from investment operations	(0.30)	0.10	0.14	2.48		0.90	(0.31)		(0.34)	–	0.04	2.35	0.81		(0.39)
Less Distributions:
Distributions from net investment income	(0.11)	(0.31)	(0.10)	(0.13)		(0.21)	(0.15)		(0.03)	(0.21)	(0.02)	(0.06)	(0.15)		(0.08)
Total distributions	(0.11)	(0.31)	(0.10)	(0.13)		(0.21)	(0.15)		(0.03)	(0.21)	(0.02)	(0.06)	(0.15)		(0.08)
Net increase (decrease) in net asset value	(0.41)	(0.21)	0.04	2.35		0.69	(0.46)		(0.37)	(0.21)	0.02	2.29	0.66		(0.47)
Net Asset Value at end of period	$12.58	$12.99	$13.20	$13.16		$10.81	$10.12		$12.31	$12.68	$12.89	$12.87	$10.58		$9.92
Total Return (%)[5]	(2.33)[6]	0.83	1.09	23.11		9.23	(3.00)		(2.69)[6]	0.06	0.31	22.26	8.39		(3.77)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$20,291	$21,072	$23,012	$24,571		$21,002	$20,763		$1,432	$1,692	$2,061	$2,946	$3,206		$3,872
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.61 [7]	1.60	1.60	1.60		1.60	1.60		2.36 [7]	2.35	2.35	2.35	2.35		2.35
After reimbursement of expenses by Adviser (%)	1.61 [7]	1.60	1.60	1.60		1.60	1.60		2.36 [7]	2.35	2.35	2.35	2.35		2.35
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.16 [7]	0.88	1.13	1.02		1.35	1.45		0.31 [7]	0.10	0.29	0.28	0.59		0.72
Portfolio turnover (%)[8]	11 [6]	45	44	53		41	44		11 [6]	45	44	53	41		44

*The Financial Statements presented herein include the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
1 Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.
2 Prior to June 30, 2011, the NorthRoad International Fund was known as the Small/Mid-Cap Fund. Inception of the fund was December 31, 2008.
3 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
4 Amounts represent less than $0.005 per share.
5 Total return without applicable sales charge.
6 Not annualized.
7 Annualized.
8 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
9 Class was launched on February 29, 2012.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

	INTERNATIONAL STOCK FUND - continued
	CLASS Y
	Six Months	Year Ended October 31,
	Ended 4/30/16
	(unaudited)	2015	2014	2013	2012	2011
Net Asset Value at beginning of period	$13.00	$13.22	$13.18	$10.82	$10.13	$10.59
Income from Investment Operations:
Net investment income (loss)[2]	0.06	(0.05)	0.73	0.13	0.18	0.21
Net realized and unrealized gain (loss) on investments	(0.33)	0.17	(0.56)	2.38	0.75	(0.49)
Total from investment operations	(0.27)	0.12	0.17	2.51	0.93	(0.28)
Less Distributions:
Distributions from net investment income	(0.14)	(0.34)	(0.13)	(0.15)	(0.24)	(0.18)
Total distributions	(0.14)	(0.34)	(0.13)	(0.15)	(0.24)	(0.18)
Net increase (decrease) in net asset value	(0.41)	(0.22)	0.04	2.36	0.69	(0.46)
Net Asset Value at end of period	$12.59	$13.00	$13.22	$13.18	$10.82	$10.13
Total Return (%)[4]	(2.20)[5]	1.09	1.29	23.44	9.61	(2.85)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$16,759	$15,566	$7,938	$34,634	$23,294	$44,358
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.36 [6]	1.35	1.35	1.35	1.35	1.35
After reimbursement of expenses by Adviser (%)	1.36 [6]	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.36 [6]	1.27	1.65	1.26	1.36	1.70
Portfolio turnover (%)[9]	11 [5]	45	44	53	41	44

	HANSBERGER INTERNATIONAL GROWTH FUND*
	CLASS I								CLASS Y
		Year Ended								Year Ended
	Six Months	October 31,			Year Ended December 31,				Six Months	October 31,			Year Ended December 31,
	Ended 4/30/16								Ended 4/30/16
	(unaudited)	2015	2014[1]		2013	2012	2011	2010	(unaudited)	2015	2014[1]		2013	2012	2011	2010
Net Asset Value at beginning of period	$16.11	$16.70	$17.88		$15.42	$13.11	$16.16	$15.02	$16.09	$16.68	$17.89		$15.42	$13.11	$16.16	$15.01
Income from Investment Operations:
Net investment income[2]	0.01	0.73	0.26		0.17[3]	0.213	0.213	0.153	(0.05)	0.05	0.14		0.133	0.17[3]	0.193	0.12[3]
Net realized and unrealized gain (loss) on
investments	(0.92)	(0.54)	(1.44)		2.52	2.33	(3.06)	1.14	(0.87)	0.12	(1.35)		2.53	2.32	(3.07)	1.15
Total from investment operations	(0.91)	0.19	(1.18)		2.69	2.54	(2.85)	1.29	(0.92)	0.17	(1.21)		2.66	2.49	(2.88)	1.27
Less Distributions:
Distributions from net investment income	(0.17)	(0.78)	–		(0.23)	(0.23)	(0.20)	(0.15)	(0.15)	(0.76)	–		(0.19)	(0.18)	(0.17)	(0.12)
Distributions from capital gains	(0.13)	–	–		–	–	–	–	(0.13)	–	–		–	–	–	–
Total distributions	(0.30)	(0.78)	–		(0.23)	(0.23)	(0.20)	(0.15)	(0.28)	(0.76)	–		(0.19)	(0.18)	(0.17)	(0.12)
Net increase (decrease) in net asset value	(1.21)	(0.59)	(1.18)		2.46	2.31	(3.05)	1.14	(1.20)	(0.59)	(1.21)		2.47	2.31	(3.05)	1.15
Net Asset Value at end of period	$14.90	$16.11	$16.70		$17.88	$15.42	$13.11	$16.16	$14.89	$16.09	$16.68		$17.89	$15.42	$13.11	$16.16
Total Return (%)[4]	(5.80)[5]	1.41	(6.60)[5]		17.46	19.37	(17.61)	8.63	(5.86)[5]	1.27	(6.76)[5]		17.26	19.01	(17.82)	8.44
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$21,951	$30,895	$153,839		$262,627	$518,186	$548,110	$608,571	$2,197	$2,510	$2,942		$3,928	$4,410	$5,907	$9,398
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.01 [6]	1.01	0.95	[6]	0.94	0.89	0.86	0.87	1.16 [6]	1.16	1.85	[6]	1.67	1.45	1.05	1.10
After reimbursement of expenses by Adviser (%)	1.01 [6]	1.01	0.95	[6]	0.94 [7]	0.89 [8]	0.86	0.87	1.16 [6]	1.16	1.16	[6]	1.17 [9]	1.15 [10]	1.05	1.10
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.62 [6]	0.85	1.40	[6]	1.05	1.44	1.39	1.05	(0.06)[6]	0.80	1.22	[6]	0.78	1.15	1.22	0.83
Portfolio turnover (%)[11]	34 [5]	61	34	[5]	48	47	62	52	16 [5]	61	34	[5]	48	47	62	52

*	The Financial Statements presented herein reflect the historical operating results of the Hansberger International Series International Growth Fund through July 30, 2014.
[1]	Effective at the close of business on July 31, 2014, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	Per share net investment income has been calculated using the average shares outstanding during the period.
[4]	Total return without applicable sales charge.
[5]	Not annualized.
[6]	Annualized.
[7]	Includes interest expense of 0.02%.Without this expense the ratio of net expenses would have been 0.92%.
[8]	Includes interest expense of 0.01%.Without this expense the ratio of net expenses would have been 0.88%.
[9]	Includes interest expense of 0.02%.Without this expense the ratio of net expenses would have been 1.15%.
[10]	Includes interest expense of less than 0.01%.
[11]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Financial Highlights for a Share of Beneficial Interest Outstanding

	TARGET RETIREMENT					TARGET RETIREMENT
	2020 FUND					2030 FUND
	CLASS R6					CLASS R6
	Six Months Ended 4/30/16 (unaudited)		Year Ended 10/31/15	Inception to 10/31/14[1]		Six Months Ended 4/30/16 (unaudited)	Year Ended 10/31/15	Inception to 10/31/14[1]

Net Asset Value at beginning of period	$10.07		$10.00	$10.00		$9.97	$9.99	$10.00
Income from Investment Operations:
Net investment income[2]	0.07		0.16	0.03		0.08	0.15	0.03
Net realized and unrealized gain (loss) on investments	0.06		0.10	(0.03)		(0.01)	0.12	(0.04)
Total from investment operations	0.13		0.26	–		0.07	0.27	(0.01)
Less Distributions:
Distributions from net investment income	(0.17)		(0.09)	–		(0.17)	(0.09)	–
Distributions from capital gains	(0.33)		(0.10)	–		(0.35)	(0.20)	–
Total distributions	(0.50)		(0.19)	–		(0.52)	(0.29)	–
Net increase (decrease) in net asset value	(0.37)		0.07	–		(0.45)	(0.02)	(0.01)
Net Asset Value at end of period	$9.70		$10.07	$10.00		$9.52	$9.97	$9.99
Total Return (%)[3]	1.47	[4]	2.61	–[4]		0.79[4]	2.76	(0.10)[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$51,487		$53,619	$61,964		$76,155	$79,007	$82,852
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.31	[5]	0.30	0.32	[5]	0.31 [5]	0.30	0.32	[5]
After reimbursement of expenses by Adviser (%)	0.31	[5]	0.30	0.32	[5]	0.31 [5]	0.30	0.32	[5]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.38	[5]	1.46	1.82	[5]	1.43 [5]	1.49	1.87	[5]
Portfolio turnover (%)[6]	93	[4]	207	48	[4]	72 [4]	156	44	[4]

	TARGET RETIREMENT					TARGET RETIREMENT
	2040 FUND					2050 FUND
	CLASS R6					CLASS R6
	Six Months Ended 4/30/16 (unaudited)		Year Ended 10/31/15	Inception to 10/31/14[1]		Six Months Ended 4/30/16 (unaudited)	Year Ended 10/31/15	Inception to 10/31/14[1]

Net Asset Value at beginning of period	$9.90		$9.98	$10.00		$9.95	$9.98	$10.00
Income from Investment Operations:
Net investment income[2]	0.07		0.15	0.03		0.07	0.15	0.03
Net realized and unrealized gain (loss) on investments	(0.03)		0.13	(0.05)		(0.05)	0.13	(0.05)
Total from investment operations	0.04		0.28	(0.02)		0.02	0.28	(0.02)
Less Distributions:
Distributions from net investment income	(0.17)		(0.10)	–		(0.16)	(0.10)	–
Distributions from capital gains	(0.44)		(0.26)	–		(0.30)	(0.21)	–
Total distributions	(0.61)		(0.36)	–		(0.46)	(0.31)	–
Net increase (decrease) in net asset value	(0.57)		(0.08)	(0.02)		(0.44)	(0.03)	(0.02)
Net Asset Value at end of period	$9.33		$9.90	$9.98		$9.51	$9.95	$9.98
Total Return (%)[3]	0.51	[4]	2.86	(0.20)[4]		0.29 [4]	2.87	(0.20)[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$49,622		$50,029	$58,903		$21,878	$20,482	$21,266
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.31	[5]	0.30	0.32	[5]	0.31 [5]	0.30	0.32	[5]
After reimbursement of expenses by Adviser (%)	0.31	[5]	0.30	0.32	[5]	0.31 [5]	0.30	0.32	[5]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.49	[5]	1.50	1.84	[5]	1.59 [5]	1.51	1.72	[5]
Portfolio turnover (%)[6]	71	[4]	160	46	[4]	78 [4]	204	52	[4]

1 Commenced investment operations August 29, 2014. See Note 1.

2 Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.

3 Total return without applicable sales charge.

4 Not annualized.

[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Madison Funds | April 30, 2016

Notes to Financial Statements (unaudited)

1. ORGANIZATION

Madison Funds, a Delaware business trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end, management investment company. As of the date of this report, the Trust offers twenty-four funds (individually, a “Fund,” collectively, the “Funds”).

During the reporting period, based on approval given by the Board of Trustees at a meeting held on December 18, 2015, the Madison Large Cap Growth Fund reorganized with and into the Madison Investors Fund. The two Fund’s fundamental investment policies and investment objectives were the same. Prior to reorganization, the Large Cap Growth Fund’s Class B shares were converted to Class A shares. The Large Cap Growth Fund’s Class A and Y shares were then exchanged for Class A and Y shares of the Investors Fund effective after market close February 26, 2016.

Effective February 29, 2016 the Madison Cash Reserves Fund changed to a government money market fund and adopted a principal investment strategy to normally invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized by cash, and/or government securities. Additionally, the Fund changed its name to the Madison Government Money Market Fund.

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. The Trust has entered into an Investment Advisory Agreement with Madison Asset Management, LLC (the “Investment Adviser” or “Madison”). The Investment Adviser, in turn, has entered into subadvisory agreements with certain subadvisers (“Subadvisers”) for the management of the investments of the Small Cap Fund, NorthRoad International Fund, International Stock Fund and Hansberger International Growth Fund.

The accompanying financial statements include the Government Money Market (formerly known as Cash Reserves), Tax-Free Virginia, Tax-Free National, High Quality Bond, Core Bond, Corporate Bond, High Income, Diversified Income, Covered Call & Equity Income, Dividend Income, Large Cap Value, Investors, Mid Cap, Small Cap, NorthRoad International, International Stock and Hansberger International Growth Funds (collectively, the “Core Funds”), the Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds (collectively, the “Allocation Funds”) and the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund. The Tax-Free Virginia Fund invests solely in securities exempt from both federal and Virginia state income taxes, while the Tax-Free National Fund invests in securities exempt from federal taxes ( together, the “Tax-Free Funds”).

The Government Money Market Fund offers two classes of shares: Class A and B. The High Income, Large Cap Value, Small Cap, and International Stock Funds offer three classes of shares: Class A, B and Y. The Diversified Income Fund and Allocation Funds offer three classes of shares: Class A, B and C. The Investors Fund offers three classes of shares: Class A, Y and R6. The Core Bond Fund and Mid Cap Fund offer four classes of shares: Class A, B, Y and R6. The Covered Call & Equity Income Fund offers four classes of shares: Class A, C, Y and R6. The NorthRoad International Fund offer two classes of shares: Class Y and R6. The Tax-Free Virginia, Tax-Free National, High Quality Bond, Corporate Bond and Dividend Income offer one class of shares: Class Y. The Hansberger International Growth Fund offers two classes of shares: Class I and Y. The Target Date Funds offer one class of shares, Class R6 shares. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of Fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that class and other class-specific matters.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Equity securities, including American Depository Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price (“NOCP”)). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities purchased (other than short-term obligations) with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measurements based on valuation technology commonly employed in the market for such investments.

Municipal debt securities are traded via a network of dealers and brokers that connect buyers and sellers. Liquidity in the tax-exempt market is influenced by economic conditions, issuer financial strength, bond structure, trade size, supply and demand, tax code and regulatory environment. There may be little trading in the secondary market for particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (the “NYSE”), usually 4:00 p.m. Eastern Standard Time), on each day on which the NYSE is open for business. NAV per share is determined by dividing each Fund’s total net assets by the number of shares of such Fund outstanding at the time of calculation. Because the assets of each Target Allocation Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each Fund is determined based on the NAVs of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Government Money Market Fund are valued on an amortized cost basis, which approximates market value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such

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Madison Funds | Notes to the Financial Statements (unaudited) - continued | April 30, 2016

contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Pricing Committee (the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or NOCP. Because the Allocation and Target Date Funds primarily invest in Underlying Funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these Funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require an Allocation or Target Date Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

A Fund’s investments (or Underlying Fund) will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with members of the Federal Reserve System and with “primary dealers” in U.S. Government securities. As of April 30, 2016, none of the Funds held open repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Funds’ custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience one of the following: delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible decreased levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

Foreign Currency Transactions: The Trust’s books and records are maintained in U.S. dollars. Foreign currency-denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the Funds at the spot rate at settlement.

Each Fund, except the Government Money Market and the Tax-Free Funds, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Realized gains or losses associated with currency transactions are included in the Statements of Operations under the heading “Net realized gain (loss) on investments.” The Small Cap, NorthRoad International and Hansberger International Growth Funds had net realized losses of $1,135, $20,020 and $12,047, related to foreign currency transactions, respectively. The International Stock Fund had net realized gains of $4,279.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each Fund, except the Government Money Market Fund and the Tax-Free Funds, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Contracts are traded over-the-counter directly with a counterparty. Realized and unrealized gains and losses are included in the Statements of Operations. As of April 30, 2016, none of the Funds had open forward foreign currency exchange contracts.

If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the Fund will be required to place cash or other liquid assets in a segregated account with the Fund’s custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

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Madison Funds | Notes to the Financial Statements (unaudited) - continued | April 30, 2016

Illiquid Securities: Each Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Government Money Market Fund which is governed by the Rule 2(a)-7 liquidity guidelines. An illiquid security is generally defined as any investment that may be difficult to sell within seven days for the price at which the Fund values it. At April 30, 2016, investments in securities of the High Income Fund included issues that are illiquid. As of that date, the aggregate values of illiquid securities held by the High Income Fund were $236,250, which represent 1.01% of net assets. Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above. Information concerning the illiquid securities held at April 30, 2016, which includes cost and acquisition date, is as follows:

Security	Acquisition Date	Acquisition Cost
High Income Fund
Brand Energy & Infrastructure Services Inc.	11/22/13	$250,000

		$250,000

Delayed Delivery Securities: Each Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of April 30, 2016, none of the Funds had entered into such transactions.

Indemnifications: Under the Funds’ organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain a variety of representations and provide general indemnifications. The Funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Funds. However, based on experience, management expects the risk of loss to be remote.

Fair Value Measurements: Each Fund has adopted Financial Accounting Standards Board (the “FASB”) guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – unadjusted quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads, and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance, and other reference data, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the period ended April 30, 2016, maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of April 30, 2016, none of the Funds held securities deemed as a Level 3, and there were no transfers between classification levels.

The following is a summary of the inputs used as of April 30, 2016, in valuing the Funds’ investments carried at fair value (please see the Portfolio of Investments for each Fund for a listing of all securities within each category):

	Quoted Prices In	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Value at
Fund[1]	(Level 1)	(Level 2)	(Level 3)	4/30/16

Conservative Allocation	$72,766,686	$–	$–	$72,766,686
Moderate Allocation	142,673,753	–	–	142,673,753
Aggressive Allocation	61,316,243	–	–	61,316,243
Government Money Market[2]	824,518	17,055,740	–	17,880,258
Tax-Free Virginia
Municipal Bonds	–	22,241,267	–	22,241,267
Tax-Free National
Municipal Bonds	–	27,169,634	–	27,169,634
High Quality Bond
Corporate Notes and Bonds	–	41,266,152	–	41,266,152
U.S. Government and Agency
Obligations	–	64,914,971	–	64,914,971
Short-Term Investments	2,327,071	–	–	2,327,071

	2,327,071	106,181,123	–	108,508,194
Core Bond
Assets
Asset Backed Securities	–	7,382,113	–	7,382,113
Collateralized Mortgage
Obligations	–	5,695,327	–	5,695,327
Commercial Mortgage-Backed
Securities	–	5,089,812	–	5,089,812
Corporate Notes and Bonds	–	69,308,932	–	69,308,932
Long Term Municipal Bonds	–	23,772,241	–	23,772,241
Mortgage Backed Securities	–	50,569,526	–	50,569,526
Put Options Purchased	33,281	–	–	33,281
U.S. Government and Agency
Obligations	–	52,422,268	–	52,422,268
Short-Term Investments	6,313,136	–	–	6,313,136

	6,346,417	214,240,219	–	220,586,636
Liabilities:
Options Written	26,719	–	–	26,719
Corporate Bond
Corporate Notes and Bonds	–	21,743,342	–	21,743,342
Long Term Municipal Bonds	–	1,118,396	–	1,118,396
Short-Term Investments	394,906	–	–	394,906

	394,906	22,861,738	–	23,256,644

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Madison Funds | Notes to the Financial Statements (unaudited) - continued | April 30, 2016

	Quoted Prices In	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Value at
Fund[1]	(Level 1)	(Level 2)	(Level 3)	4/30/16

High Income
Corporate Notes and Bonds	$–	$21,481,407	$–	$21,481,407
Short-Term Investments	1,861,625	–	–	1,861,625

	1,861,625	21,481,407	–	23,343,032
Diversified Income
Common Stocks	80,589,940	–	–	80,589,940
Asset Backed Securities	–	1,867,620	–	1,867,620
Collateralized Mortgage
Obligations	–	1,489,780	–	1,489,780
Commercial Mortgage-Backed
Securities	–	1,585,398	–	1,585,398
Corporate Notes and Bonds	–	22,003,335	–	22,003,335
Long Term Municipal Bonds	–	5,866,049	–	5,866,049
Mortgage Backed Securities	–	13,128,690	–	13,128,690
U.S. Government and Agency
Obligations	–	15,238,855	–	15,238,855
Short-Term Investments	6,585,446	–	–	6,585,446

	87,175,386	61,179,727	–	148,355,113
Covered Call & Equity Income
Assets:
Common Stocks	65,692,954	–	–	65,692,954
Exchange Traded Funds	4,067,690	–	–	4,067,690
U.S. Government and Agency
Obligations	–	4,998,891	–	4,998,891
Short-Term Investments	19,988,128	–	–	19,988,128

	89,748,772	4,998,891	–	94,747,663
Liabilities:
Options Written	2,393,402	–	–	2,393,402
Dividend Income
Common Stocks	83,916,128	–	–	83,916,128
Short-Term Investments	4,258,271	–	–	4,258,271

	88,174,399	–	–	88,174,399
Large Cap Value
Common Stocks	104,368,596	–	–	104,368,596
Short-Term Investments	9,843,034	–	–	9,843,034

	114,211,630	–	–	114,211,630
Investors
Common Stocks	237,448,540	–	–	237,448,540
Short-Term Investments	16,629,716	–	–	16,629,716

	254,078,256	–	–	254,078,256
Mid Cap
Common Stocks	$265,450,659	–	–	265,450,659
Short-Term Investments	25,651,700	–	–	25,651,700

	291,102,359	–	–	291,102,359
Small Cap
Common Stocks	$89,485,506	$4,385,862	$–	$93,871,368
Short-Term Investments	4,251,424	–	–	4,251,424

	93,736,930	4,385,862	–	98,122,792
NorthRoad International
Common Stocks
Australia	636,045	–	–	636,045
Brazil	–	733,850	–	733,850
Denmark	–	1,407,806	–	1,407,806
France	2,864,074	2,584,061	–	5,448,135
Germany	1,118,684	–	–	1,118,684
Ireland	1,482,457	–	–	1,482,457
Israel	643,817	–	–	643,817
Japan	1,810,234	1,512,697	–	3,322,931
Netherlands	2,555,425	772,314	–	3,327,739
Singapore	–	587,181	–	587,181
South Korea	–	886,164	–	886,164
Sweden	789,851	–	–	789,851
Switzerland	5,272,834	–	–	5,272,834
United Kingdom	5,145,635	4,034,428	–	9,180,063
Short-Term Investments	1,086,252	–	–	1,086,252

	23,405,308	12,518,501	–	35,923,809
International Stock
Common Stocks
Australia	$–	$620,799	$–	$620,799
Austria	–	135,858	–	135,858
Belgium	–	1,557,989	–	1,557,989
Brazil	–	510,286	–	510,286
Canada	–	879,266	–	879,266
Denmark	–	459,871	–	459,871
Finland	–	668,577	–	668,577
France	–	3,065,960	–	3,065,960
Germany	–	949,329	–	949,329
Ireland	361,685	1,435,999	–	1,797,684
Israel	841,525	–	–	841,525
Italy	–	641,863	–	641,863
Japan	–	7,479,563	–	7,479,563
Luxembourg	–	278,699	–	278,699
Netherlands	–	1,097,909	–	1,097,909
Norway	–	569,248	–	569,248
Philippines	–	259,956	–	259,956
Spain	–	412,650	–	412,650
Sweden	–	1,341,499	–	1,341,499
Switzerland		2,513,203	–	2,513,203
Taiwan	679,392		–	679,392
Thailand	–	222,916	–	222,916
Turkey	–	509,904	–	509,904
United Kingdom	700,099	8,103,053	–	8,803,152
United States	504,478	–	–	504,478
Short-Term Investments	1,479,045	–	–	1,479,045

	4,566,224	33,714,397	–	38,280,621
Hansberger International Growth
Common Stocks
Canada	1,592,786	–	–	1,592,786
China	699,385	1,992,258	–	2,691,643
Denmark	–	267,944	–	267,944
France	–	2,274,210	–	2,274,210
Germany	–	1,973,776	–	1,973,776
Hong Kong	–	596,574	–	596,574
India	1,064,678	–	–	1,064,678
Indonesia	–	239,274	–	239,274
Ireland	–	641,066	–	641,066
Japan	–	3,600,556	–	3,600,556
Mexico	–	870,224	–	870,224
Netherlands	1,188,246	–	–	1,188,246
Norway	–	335,421	–	335,421
Singapore	–	340,856	–	340,856
SouthKorea	–	683,752	–	683,752
Spain	–	304,895	–	304,895
Sweden	–	328,835	–	328,835
Switzerland	$–	$1,879,312	$–	$1,879,312
United Kingdom	–	3,000,204	–	3,000,204
Short-Term Investments	172,892	–	–	172,892

	4,717,987	19,329,157	–	24,047,144

Madison Target Retirement 2020	51,045,202	–	–	51,045,202
Madison Target Retirement 2030	75,435,760	–	–	75,435,760
Madison Target Retirement 2040	49,222,056	–	–	49,222,056
Madison Target Retirement 2050	21,714,546	–	–	21,714,546

[1] See respective portfolio of investments for underlying holdings in each Fund. For additional information on the underlying funds held in the Allocation and Target Date Funds, including shareholder prospectuses and financial reports, please visit each underlying fund’s website or visit the Securities and Exchange Commission’s website at http://www.sec.gov

[2] At April 30, 2016, all Level 2 securities held are U.S. Government and Agency Obligations. See respective Portfolio of Investments.

Derivatives: The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and hedging activities and enable investors to understand: a) how and why a Fund uses derivative investments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a Fund’s financial position, results of operations and cash flows.

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Madison Funds | Notes to the Financial Statements (unaudited) - continued | April 30, 2016

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of April 30, 2016.

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives

Derivatives not accounted	Statement of Assets and		Statement of Assets and
for as hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value

Core Bond - Equity contracts	Options purchased	$ 33,281	Options written	$ 26,719

Covered Call & Equity
Income - Equity contracts	Options purchased		Options written	2,393,402

The following table presents the effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016:

	Realized Loss	Change in Unrealized
Derivatives not accounted for as hedging Instruments	on Derivatives:	Depreciation on Derivatives

Core Bond - Equity contracts	$ (18,718)	$ 16,533

Covered Call & Equity Income - Equity contracts	2,444,910	759,117

Management has determined that there is no impact on the financial statements of the other Funds held in the Trust as they currently do not hold derivative financial instruments.

3. ADVISORY, SERVICES AND DISTRIBUTION AGREEMENTS

Advisory Agreement. For its investment advisory services to the Funds, the Investment Adviser is entitled to receive a fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows as of April 30, 2016:

Fund	Advisory Fee	Fund	Advisory Fee
Conservative Allocation	0.20%	Dividend Income	0.75%
Moderate Allocation	0.20%	Large Cap Value	0.55%
Aggressive Allocation	0.20%	Investors	0.75%
Government Money Market	0.40%	Mid Cap	0.75%
Tax-Free Virginia	0.50%	Small Cap	1.00%
Tax-Free National	0.40%	NorthRoad International	0.80%
High Quality Bond	0.30%	International Stock	1.05%
Core Bond	0.50%	Hansberger International Growth	0.75%
Corporate Bond	0.40%	Target Retirement 2020	0.25%
High Income	0.55%	Target Retirement 2030	0.25%
Diversified Income	0.65%	Target Retirement 2040	0.25%
Covered Call & Equity Income	0.85%	Target Retirement 2050	0.25%

Effective February 29, 2016, the Tax-Free National Fund’s Advisory fee was reduced permanently from 0.50% to 0.40%.

A special meeting of shareholders of the Madison Investors Fund was held on February 23, 2016 to approve an amended Advisory agreement. Specifically, the proposal was to remove a current breakpoint which provided for a management fee of 0.75% on the first $100 million of net assets and 0.60% on net assets in excess of $100 million, and to replace it with a management fee of 0.75% with a reduction of 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion. The final proxy vote was 3,911841 shares voted for the proposal, 35,347 shares voted against with 12,773 shares abstaining from voting. The change was effective February 29, 2016.

The Government Money Market, Core Bond, High Income, Diversified Income, Large Cap Value, Investors, Mid Cap, Small Cap, and International Stock Funds’ advisory fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion. The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the Funds at April 30, 2016, are Wellington Management Company, LLP for the Small Cap Fund, NorthRoad Capital Management, LLC for the NorthRoad International Fund, Lazard Asset Management LLC for the International Stock Fund and Hansberger Growth Investors, LP for the Hansberger International Growth Fund.

The Investment Adviser may, from time to time, contractually or voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser has contractually agreed to waive a portion of advisory fees on the Government Money Market Fund Class A Shares and Class B Shares until February 27, 2017, for the purpose of maintaining a one day yield of zero. The amount of the daily waiver was equal to the amount required to maintain a minimum daily distribution rate of zero. For the period ended April 30, 2016, the waivers totaled $28,786 for Class A Shares and $414 for Class B Shares and are reflected as fees waived in the accompanying Statement of Operations. A portion of the Dividend Income Fund’s advisory fee, 0.10%, is being waived by the Investment Adviser until February 27, 2017. For the period ended April 30, 2016, the waivers totaled $17,826 and are reflected as fees waived in the accompanying Statement of Operations. The Investment Adviser does not have the right to recoup these waived fees.

Administrative Services Agreement. The Investment Adviser provides or arranges for each Fund to have all of the necessary operational and support services it needs for a fee. These fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows:

Fund	Class A	Class B	Class C	Class Y	Class R6	Class I
Conservative Allocation	0.25%	0.25%	0.25%	N/A	N/A	N/A
Moderate Allocation	0.25%	0.25%	0.25%	N/A	N/A	N/A
Aggressive Allocation	0.25%	0.25%	0.25%	N/A	N/A	N/A
Government Money Market	0.15%	0.15%	N/A	N/A	N/A	N/A
Tax-Free Virginia	N/A	N/A	N/A	0.35%	N/A	N/A
Tax-Free National	N/A	N/A	N/A	0.35%	N/A	N/A
High Quality Bond	N/A	N/A	N/A	0.19%	N/A	N/A
Core Bond	0.15%	0.15%	N/A	0.15%	0.02%	N/A
Corporate Bond	N/A	N/A	N/A	0.25%	N/A	N/A
High Income	0.20%	0.20%	N/A	0.20%	N/A	N/A
Diversified Income	0.20%	0.20%	0.20%	N/A	N/A	N/A
Covered Call & Equity Income	0.15%	N/A	0.15%	0.15%	0.02%	N/A
Dividend Income	N/A	N/A	N/A	0.35%	N/A	N/A
Large Cap Value	0.36%	0.36%	N/A	0.36%	N/A	N/A
Investors	0.20%	N/A	N/A	0.20%	0.02%	N/A
Mid Cap	0.40%	0.40%	N/A	0.40%[1]	0.02%	N/A
Small Cap	0.25%	0.25%	N/A	0.25%	N/A	N/A
NorthRoad International	N/A	N/A	N/A	0.35%	0.02%	N/A
International Stock	0.30%	0.30%	N/A	0.30%	N/A	N/A
Hansberger International Growth	N/A	N/A	N/A	0.40%	N/A	0.25%
Target Retirement 2020	N/A	N/A	N/A	N/A	0.05%	N/A
Target Retirement 2030	N/A	N/A	N/A	N/A	0.05%	N/A
Target Retirement 2040	N/A	N/A	N/A	N/A	0.05%	N/A
Target Retirement 2050	N/A	N/A	N/A	N/A	0.05%	N/A

[1] Effective June 1, 2016 the fee was permanently reduced to 0.23%.

The direct expenses of the Funds’ Independent Trustees and independent auditors are paid out of this fee on behalf of the Funds.

The Investment Adviser may from time to time contractually or voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser waived a portion of service agreement fees on the Government Money Market Fund Class A Shares and Class B Shares until at least February 27, 2017, for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. A portion of the Dividend Income Fund’s annual service fee, 0.05% is being waived by the Investment Adviser until February 27, 2017. A portion of the Investors Fund annual service fee, 0.15%, was waived by the Invesstment Adviser through February 28, 2016. This waiver was discontinued effective February 29, 2016. The waived amounts for the Government Money Market and Dividend Income Funds are reflected as fees waived in the accompanying Statement of Operations. For the period ended April 30, 2016 the waivers were as follows:

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Madison Funds | Notes to the Financial Statements (unaudited) - continued | April 30, 2016

Waived Fees or Expenses*

					Total
Fund	Class A	Class B	Class Y	Class R6	Waivers
Government Money Market	$1,743	$106	$–	$–	$1,849
Dividend Income	–	–	8,913	–	8,913
Investors	924	–	45,134	(11)	46,047

* The Investment Adviser does not have the right to recoup any of these waived fees.

Shareholder Servicing and Distribution (Rule 12b-1). Madison Funds has adopted, on behalf of certain Funds and share classes, distribution and/or service plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). These plans permit the Funds to pay for distribution of their shares and servicing of their shareholders out of Fund assets; therefore, the cost of these plans is indirectly borne by all shareholders who own shares of the affected Funds and share classes. These plans are described below:

Shareholder Servicing Fees (Class A, B and C shares).  Service plans have been adopted pursuant to Rule 12b-1 under the 1940 Act for Class A, B and C shares of each of the Funds, other than the Government Money Market Fund. Under the terms of these plans, each Fund pays MFD Distributor, LLC (“MFD”) a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of that Fund. The service fee is used by MFD to offset costs of servicing shareholder accounts or to compensate other qualified broker/dealers who sell shares of the Funds pursuant to agreements with MFD for their costs of servicing shareholder accounts. MFD may retain any portion of the service fee for which there is no broker/dealer of record as partial consideration for its services with respect to shareholder accounts.

Distribution Fees (Class B and C shares only).  Distribution plans have been adopted pursuant to Rule 12b-1 under 1940 Act for Class B and C shares of each of the Funds. Under the terms of each plan, each Fund pays its principal distributor, MFD, a fee equal to 0.75% of the average daily net assets attributable to Class B and C shares of that Fund. MFD may use this fee to cover its distribution-related expenses (including commissions paid to broker/dealers for selling Class B and C shares) or distribution-related expenses of dealers. This fee increases the cost of investment in the Class B and C shares of a Fund and, over time, may cost more than paying the initial sales charge for Class A shares.

The Shareholder Servicing & Distribution Fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows:

						Total Shareholder Servicing
						and Distribution Fees
	Shareholder Servicing Fee			Distribution Fee		(Rule 12b-1)

Fund	Class A	Class B	Class C	Class B	Class C	Class A	Class B	Class C
Conservative Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Moderate Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Aggressive Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Government Money Market	N/A	N/A	N/A	0.75%	N/A	N/A	0.75%	N/A
Tax-Free Virginia	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Tax-Free National	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
High Quality Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Core Bond	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Corporate Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
High Income	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Diversified Income	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Covered Call & Equity Income	0.25%	N/A	0.25%	N/A	0.75%	0.25%	N/A	1.00%
Dividend Income	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Large Cap Value	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Investors	0.25%	N/A	N/A	N/A	N/A	0.25%	N/A	N/A
Mid Cap	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Small Cap	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
NorthRoad International	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
International Stock	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Hansberger International Growth	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Target Retirement 2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Target Retirement 2030	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Target Retirement 2040	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Target Retirement 2050	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

MFD may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, MFD waived a portion of 12b-1 fees on the Government Money Market Fund Class B Shares for the purpose of maintaining a one day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the period ended April 30, 2016, the waivers totaled $1,320 and are reflected as fees waived in the accompanying Statement of Operations. MFD does not have the right to recoup these waived fees.

Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. Rather, they are deducted from the proceeds of sales of Fund shares prior to investment (Class A shares) or from redemption proceeds prior to remittance (Class A, B, and C shares), as applicable. MFD, in turn, uses a portion of these fees to pay financial advisors who sell Fund shares, as disclosed in the prospectus. The sales charges and CDSC collected and retained for the period November 1, 2015 through April 30, 2016, were as follows:

	Amount Collected			Amount Retained

Fund	Class A	Class B	Class C	Class A	Class B	Class C
Conservative Allocation	$ 33,315	$ 13,215	$ 596	$ 3,827	$ 13,215	$ 596
Moderate Allocation	95,353	19,620	540	10,871	19,620	540
Aggressive Allocation	56,576	6,049	304	6,400	6,049	304
Government Money Market	–	643	–	–	643	–
Core Bond	29,386	1,298	–	4,353	1,298	–
High Income	7,601	183	–	1,160	183	–
Diversified Income	103,500	7,817	320	13,030	7,817	320
Covered Call & Equity Income	66,050	–	1,295	9,086	–	1,295
Large Cap Value	26,757	1,296	–	3,455	1,296	–
Investors	26,260	–	–	3,451	–	–
Mid Cap	53,940	2,828	–	6,409	2,828	–
Small Cap	6,954	236	–	661	236	–
International Stock	11,632	558	–	1,460	558	–

Other Expenses: In addition to the fees described above, the Trust is responsible for brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, overdrafts and any potential taxes owed and extraordinary expenses as approved by a majority of independent trustees.

Officers and Trustees: Certain officers and trustees of the Funds are also officers of the Investment Adviser. The Funds do not compensate their officers or affiliated trustees. Independent Trustees are compensated. Fees paid to the Trustees reduce the fees paid to the Investment Adviser pursuant to the Administrative Services Agreement as described above.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to dividends from net investment income, the Government Money Market Fund declares dividends, if any, daily and reinvests monthly. The Tax-Free Funds, Core Bond, Corporate Bond, High Income and Diversified Income Funds declare and reinvest dividends, if any, monthly. The Conservative Allocation, High Quality, Dividend Income and Covered Call & Equity Income Funds declare and reinvest dividends, if any, quarterly. The Moderate Allocation, Aggressive Allocation, Large Cap Value, Investors, Mid Cap, Small Cap, NorthRoad International, International Stock, Hansberger International Growth and the Target Date Funds

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Madison Funds | Notes to the Financial Statements (unaudited) - continued | April 30, 2016

declare and reinvest dividends, if any, annually. The Funds distribute net realized gains from investment transactions, if any, to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

5. SECURITIES TRANSACTIONS

For the period ended April 30, 2016, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$–	$–	$31,490,106	$31,860,140
Moderate Allocation	–	–	83,718,368	78,867,941
Aggressive Allocation	–	–	35,314,219	32,029,982
Tax-Free Virginia	–	–	1,388,262	1,567,426
Tax-Free National	–	–	943,149	1,431,625
High Quality Bond	12,254,412	8,779,443	5,203,770	2,236,629
Core Bond	18,998,688	18,021,239	34,009,784	39,118,731
Corporate Bond	–	–	4,123,867	4,554,904
High Income	–	–	8,488,463	10,552,122
Diversified Income	4,324,936	7,550,438	21,561,304	20,748,594
Covered Call & Equity Income	–	–	32,912,842	36,447,376
Dividend Income	–	–	69,377,469	7,498,195
Large Cap Value	–	–	56,730,172	113,534,146
Investors	–	–	30,773,271	35,025,944
Mid Cap	–	–	56,430,926	46,331,533
Small Cap	–	–	14,927,598	8,662,248
NorthRoad International	–	–	5,012,349	10,191,859
International Stock	–	–	5,653,752	4,081,843
Hansberger International Growth	–	–	4,772,669	16,329,797
Madison Target Retirement 2020	–	–	47,480,392	50,821,489
Madison Target Retirement 2030	–	–	52,618,996	56,726,540
Madison Target Retirement 2040	–	–	33,589,856	34,673,529
Madison Target Retirement 2050	–	–	16,885,569	15,749,674

6. COVERED CALL AND PUT OPTIONS

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).

The Covered Call & Equity Income Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. Covered call writing also helps to reduce volatility (and risk profile) of the Fund by providing protection from declining stock prices.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain.

The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Transactions in option contracts in the Covered Call & Equity Income Fund during the period ended April 30, 2016 were as follows:

	Number of Contracts	Premiums Received

Core Bond Fund
Options outstanding, beginning of period	50	$9,225
Options written during the period	165	109,914
Options closed during the period	(70)	(49,216)
Options exercised during the period	–	–
Options expired during the period	(85)	(37,759)

Options outstanding, end of period	60	$32,164

Covered Call & Equity Income Fund
Options outstanding, beginning of period	9,656	$1,916,685
Options written during the period	25,070	5,466,764
Options closed during the period	(11,443)	(2,587,023)
Options exercised during the period	(5,037)	(947,261)
Options expired during the period	(9,725)	(1,993,608)

Options outstanding, end of period	8,521	$1,855,557

7. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Core Bond Fund may purchase and sell futures contracts and purchase and write options on futures contracts on a limited basis. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures or related options transactions on a limited basis only for bona fide hedging purposes or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission.

Futures Contracts.  The Core Bond Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or other assets, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

Options on Futures Contracts.  The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price. Conversely, the writing of a

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Madison Funds | Notes to the Financial Statements (unaudited) - continued | April 30, 2016

put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

8. FOREIGN SECURITIES

Each Fund, other than the Tax-Free Funds and the Government Money Market Fund may invest in foreign securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include ADRs, European Depositary Receipts (“EDRs”), GDRs, Swedish Depositary Receipts (“SDRs”) and foreign money market securities.

Certain of the Funds have reclaims receivable balances, in which the Funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the Funds and are reflected in Other Assets on the Statement of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

9. SECURITIES LENDING

The Core Bond, High Income, Diversified Income, Large Cap Value, Mid Cap and International Stock Funds have entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street”). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of securities, which is determined on a daily basis. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations. The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

The Funds did not engage in any securities lending activity during the period ended April 30, 2016.

10. FEDERAL AND FOREIGN INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute all its taxable income to its shareholders and any net realized capital gains at least annually. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

The Funds have not recorded any liabilities for material unrecognized tax benefits as of April 30, 2016. It is each Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended 2012 through 2015. The prior years of 2012 through 2014 represent the legacy MEMBERS Mutual Funds and the legacy Madison Mosaic Funds. Effective as of the market close of April 19, 2013, the Mosaic Funds reorganized into the Madison Funds (formerly known as the MEMBERS Mutual Funds).

For federal income tax purposes, the Funds listed below have capital loss carryovers as of October 31, 2015, which are available to offset future capital gains, if any, realized through the fiscal year listed:

				No Expiration Date
Fund	2016	2017	2018	Short Term	Long Term
Government Money Market	$–	$16	$5	$1	$–
High Income	–	–	–	82,006	231,626
Mid Cap	1,244,692	–	–	–	–
Small Cap	675,894	–	–	–	–
International Stock	–	–	710,871	–	–
Hansberger International Growth	7,836,710	–	–	–	–

The capital loss carryovers for the Mid Cap Fund, Small Cap Fund, and Hansberger International are subject to certain limitations upon availability, to offset future gains, pursuant to Section 382 of the Internal Revenue Code.

At April 30, 2016, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities, excluding options, as computed on a federal income tax basis for each Fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation Fund	$1,422,152	$ 725,641	$ 696,511
Moderate Allocation Fund	4,825,275	888,920	3,936,355
Aggressive Allocation Fund	2,532,294	451,138	2,081,156
Government Money Market	–	–	–
Tax-Free Virginia Fund	1,104,559	–	1,104,559
Tax-Free National Fund	1,925,705	–	1,925,705
High Quality Bond Fund	1,795,424	–	1,795,424
Core Bond Fund	6,944,423	–	6,944,423
Corporate Bond Fund	875,956	101,958	773,998
High Income Fund	500,588	690,458	(189,870)
Diversified Income Fund	20,980,697	329,242	20,651,455
Covered Call & Equity Income	538,447	8,007,611	(7,469,164)
Dividend Income Fund	5,153,374	172,434	4,980,940
Large Cap Value Fund	11,356,672	605,100	10,751,572
Investors Fund	39,773,479	636,144	39,137,335
Mid Cap Fund	80,127,116	3,071,145	77,055,971
Small Cap Fund	14,293,750	4,646,254	9,647,496
NorthRoad International Fund	2,768,883	5,313,861	(2,544,978)
International Stock Fund	5,312,274	1,815,724	3,496,550
Hansberger International Growth Fund	2,225,981	765,241	1,460,740
Madison Target Retirement 2020 Fund	3,968,377	9,664	3,958,713
Madison Target Retirement 2030 Fund	7,956,944	89,733	7,867,211
Madison Target Retirement 2040 Fund	6,189,261	71,016	6,118,245
Madison Target Retirement 2050 Fund	1,947,847	32,828	1,915,019

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of wash sales.

11. CONCENTRATION OF RISK

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statements’ volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The International Stock Fund may enter into these contracts primarily to protect the Fund from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

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Madison Funds | Notes to the Financial Statements (unaudited) - continued | April 30, 2016

The Funds may be subject to interest rate risk which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise bond prices fall; generally the longer a bond’s maturity, the more sensitive it is to the risk. The Core Bond may invest in derivatives tied to fixed-income markets and may be more substantially exposed to these risks than a fund that does not invest in derivatives.

The Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, while the Fund has maintained a constant share price since inception, and will continue to try to do so, neither the Investment Adviser nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the Fund’s share price from falling below $1.00.

The Tax-Free Funds invest in municipal securities. Municipal securities generally are subject to possible default, bankruptcy or insolvency of the issuer. Principal and interest repayment may be affected by federal, state and local legislation, referendums, judicial decisions and executive acts. The tax-exempt status of municipal securities may be affected by future changes in the tax laws, litigation involving the tax status of the securities and errors and omissions by issuers and their counsel. Madison will not attempt to make an independent determination of the present or future tax-exempt status of municipal securities acquired for the Funds. While most municipal securities have a readily available market, a variety of factors, including the scarcity of issues and the fact that tax-free investments are inappropriate for significant numbers of investors, limit the depth of the market for these securities. Accordingly, it may be more difficult for the Funds to sell large blocks of municipal securities advantageously than would be the case with comparable taxable securities.

The Core Bond Fund may invest in futures contracts or options on futures contracts. Investing in futures contracts and options on futures entail certain other risks such as: unanticipated changes in interest rates, securities prices or currency exchange rates, and may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Perfect correlation between the fund’s futures positions and portfolio positions may be difficult to achieve.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called “junk bonds”). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its net assets in high yield securities.

The Covered Call & Equity Income Fund invests in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Allocation and Target Date Funds are fund of funds, meaning that each invests primarily in Underlying Funds, including ETFs. Thus, each Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Underlying Funds in which it invests; and the Underlying Fund’s performance, in turn, depends on the particular securities in which that Underlying Fund invests and the expenses of that Fund. Accordingly, the Allocation Funds are subject to the risks of the Underlying Funds in direct proportion to the allocation of their respective assets among the Underlying Funds.

Additionally, the Allocation and Target Date Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Underlying Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

All of the Funds are also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the funds, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the funds. The Funds do monitor this risk closely.

In addition to the other risks described above in the prospectus, you should understand what we refer to as “unknown market risks.” While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Funds.

12. CAPITAL SHARES AND AFFILIATED OWNERSHIP

The Allocation Funds invest in Underlying Funds, certain of which may be deemed to be under common control because of the same or affiliated investment adviser and membership in a common family of investment companies (the “Affiliated Underlying Funds”). A summary of the transactions with each Affiliated Underlying Fund during the period ended April 30, 2016 follows:

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Madison Funds | Notes to the Financial Statements (unaudited) - concluded | April 30, 2016

	Balance of			Balance of
	Shares Held at	Gross	Gross	Shares Held at	Value at	Realized	Distributions
Fund/Underlying Fund	10/31/2015	Additions	Sales	4/30/2016	4/30/2016	Gain (Loss)	Received[1]

Conservative Allocation
Madison Core Bond Fund Class Y	1,574,009	49,505	(95,590)	1,527,924	$15,462,595	$(33,712)	$319,600
Madison Corporate Bond Fund Class Y	446,801	–	–	446,801	5,160,547	–	90,585
Madison Dividend Income Fund Class Y	–	166,112	–	166,112	3,637,848	–	4,590
Madison Investors Fund Class Y	–	174,675	–	174,675	3,334,544	–	–
Madison Large Cap Growth Fund Class Y	204,750	46,950	(251,700)	–	–	(328,570)	887,824
Madison Large Cap Value Fund Class Y	235,565	91,902	(303,448)	24,019	353,807	682,008	471,398
Madison Mid Cap Fund Class Y	–	128,011	–	128,011	1,093,215	–	–
Madison NorthRoad International Fund Class Y	158,257	–	(40,743)	117,514	1,151,638	(115,295)	35,244

Totals					$30,194,194	$204,431	$1,809,241

Moderate Allocation
Madison Core Bond Fund Class Y	2,097,384	49,950	–	2,147,334	21,731,019	–	446,671
Madison Dividend Income Fund Class Y	–	488,689	–	488,689	10,702,291	–	12,716
Madison Investors Fund Class Y	–	705,317	–	705,317	13,464,496	–	–
Madison Large Cap Growth Fund Class Y	740,132	174,530	(914,662)	–	–	(860,287)	3,298,879
Madison Large Cap Value Fund Class Y	991,432	169,782	(773,034)	388,180	5,717,898	1,007,159	1,966,059
Madison Mid Cap Fund Class Y	–	340,479	–	340,479	2,907,692	–	–
Madison NorthRoad International Fund Class Y	430,751	–	(89,358)	341,393	3,345,648	(267,716)	101,183

Totals					$57,869,044	$(120,844)	$5,825,508

Aggressive Allocation
Madison Core Bond Fund Class Y	499,599	–	–	499,599	5,055,943	–	104,151
Madison Dividend Income Fund Class Y	–	251,245	–	251,245	5,502,257	–	6,677
Madison Investors Fund Class Y	–	347,381	–	347,381	6,631,500	–	–
Madison Large Cap Growth Fund Class Y	390,860	90,398	(481,258)	–	–	(559,033)	1,709,134
Madison Large Cap Value Fund Class Y	530,122	71,466	(392,182)	209,406	3,084,546	252,694	1,051,258
Madison Mid Cap Fund Class Y	–	252,207	–	252,207	2,153,846	–	–
Madison NorthRoad International Fund Class Y	222,260	–	(26,725)	195,535	1,916,245	(65,209)	51,444

Totals					$24,344,337	$(371,548)	$2,922,664

[1] Distributions received includes distributions from net investment income and from capital gains from the underlying funds.

13. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issue. On May 6, 2016, the Board of Trustees of Madison Funds approved an Agreement and Plan of Reorganization pursuant to which the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund and Madison Target Retirement 2050 Fund series of the Trust are proposed to be reorganized into the Goldman Sachs Target Date 2020 Portfolio, the Goldman Sachs Target Date 2030 Portfolio, the Goldman Sachs Target Date 2040 Portfolio and the Goldman Sachs Target Date 2050 Portfolio, respectively, each a newly formed “shell” series of the Goldman Sachs Trust II. The reorganizations are subject to the approval of the shareholders of each Madison Target Retirement Fund and satisfaction of certain other conditions. A special joint meeting of the Madison Target Retirement Funds shareholders is scheduled to be held on or about August 4, 2016 to consider the approval of the Plan. If approved, the reorganization will occur on or about August 19, 2016. No other events have taken place that meet the definition of subsequent event that require adjustment to, or disclosure in the financial statements.

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Madison Funds | April 30, 2016

Other Information (unaudited)

FUND EXPENSES PAID BY SHAREHOLDERS

As shareholders of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended April 30, 2016. Expenses paid during the period in the tables below are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, and $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	CLASS A					CLASS B

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period

Conservative Allocation	$1,000	$1,014.00	0.71%	$3.56	$1,010.70	1.46%	$7.30
Moderate Allocation	1,000	1,007.40	0.71%	3.54	1,003.90	1.46%	7.27
Aggressive Allocation	1,000	1,002.50	0.71%	3.54	999.00	1.46%	7.26
Government Money Market	1,000	1,000.00	0.24%	1.19	1,000.00	0.25%	1.24
Core Bond	1,000	1,025.60	0.91%	4.58	1,021.80	1.66%	8.34
High Income	1,000	1,012.00	1.01%	5.05	1,009.20	1.76%	8.79
Diversified Income	1,000	1,030.20	1.11%	5.60	1,026.20	1.86%	9.37
Covered Call & Equity Income	1,000	1,017.90	1.26%	6.32	N/A	N/A	N/A
Large Cap Value	1,000	1,021.00	1.17%	5.88	1,017.30	1.92%	9.63
Investors	1,000	1,036.90	1.20%	6.08	1,000.00	N/A	N/A
Mid Cap	1,000	1,021.30	1.41%	7.09	1,016.50	2.16%	10.83
Small Cap	1,000	1,030.10	1.51%	7.62	1,026.20	2.26%	11.39
International Stock	1,000	976.70	1.61%	7.91	973.10	2.36%	11.58

	CLASS C

Fund	Beginning Account Value		Ending Account Value		Annual Expense Ratio	Expenses Paid During Period

Conservative Allocation	$1,000		$1,010.70		1.46%	$7.30
Moderate Allocation	1,000		1,003.90		1.46%	7.27
Aggressive Allocation	1,000		998.10		1.46%	7.25
Diversified Income	1,000		1,026.20		1.86%	9.37
Covered Call & Equity Income	1,000		1,013.20		2.01%	10.06

	CLASS Y

Fund	Beginning Account Value		Ending Account Value		Annual Expense Ratio	Expenses Paid During Period

Tax-Free Virginia	$1,000		$1,027.30		0.86%	$4.33
Tax-Free National	1,000		1,035.10		0.83%	4.20
High Quality Bond	1,000		1,013.30		0.50%	2.50
Core Bond	1,000		1,026.20		0.66%	3.32
Corporate Bond	1,000		1,037.00		0.66%	3.34
High Income	1,000		1,013.80		0.76%	3.81
Covered Call & Equity Income	1,000		1,019.40		1.01%	5.07
Dividend Income	1,000		1,030.20		0.94%	4.74
Large Cap Value	1,000		1,022.40		0.93%	4.68
Investors	1,000		1,038.10		0.96%	4.86
Mid Cap	1,000		1,023.10		1.16%	5.83
Small Cap	1,000		1,031.20		1.26%	6.36
NorthRoad International	1,000		951.30		1.17%	5.68
International Stock	1,000		978.00		1.36%	6.69
Hansberger International Growth	1,000		941.40		1.16%	5.60

See accompanying Notes to Financial Statements.

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			CLASS R6

Fund	Beginning Account Value	Ending Account Value		Annual Expense Ratio	Expenses Paid During Period

Core Bond	$1,000	$1,027.10		0.53%	$2.67
Covered Call & Equity Income	1,000	1,019.30		0.88%	4.42
Investors	1,000	1,039.40		0.77%	3.90
Mid Cap	1,000	1,025.10		0.78%	3.93
NorthRoad International	1,000	952.10		0.84%	4.08
Target Retirement 2020	1,000	1,014.70		0.31%	1.55
Target Retirement 2030	1,000	1,007.90		0.31%	1.55
Target Retirement 2040	1,000	1,005.10		0.31%	1.55
Target Retirement 2050	1,000	1,002.90		0.31%	1.54

			CLASS I

Fund	Beginning Account Value	Ending Account Value		Annual Expense Ratio	Expenses Paid During Period

Hansberger International Growth	$1,000	$942.00		1.01%	$4.88

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS A				CLASS B

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period

Conservative Allocation	$1,000	$1,021.33	0.71%	$3.57	$1,017.60	1.46%	$7.32
Moderate Allocation	1,000	1,021.33	0.71%	3.57	1,017.60	1.46%	7.32
Aggressive Allocation	1,000	1,021.33	0.71%	3.57	1,017.60	1.46%	7.32
Government Money Market	1,000	1,023.67	0.24%	1.21	1,023.62	0.25%	1.26
Core Bond	1,000	1,020.34	0.91%	4.57	1,016.61	1.66%	8.32
High Income	1,000	1,019.84	1.01%	5.07	1,016.11	1.76%	8.82
Diversified Income	1,000	1,019.34	1.11%	5.57	1,015.61	1.86%	9.32
Covered Call & Equity Income	1,000	1,018.60	1.26%	6.32	N/A	N/A	N/A
Large Cap Value	1,000	1,019.05	1.17%	5.87	1,015.32	1.92%	9.62
Investors	1,000	1,018.90	1.20%	6.02	1,000.00	N/A	N/A
Mid Cap	1,000	1,017.85	1.41%	7.07	1,014.12	2.16%	10.82
Small Cap	1,000	1,017.35	1.51%	7.57	1,013.63	2.26%	11.31
International Stock	1,000	1,016.86	1.61%	8.07	1,013.13	2.36%	11.81

	CLASS C

Fund	Beginning Account Value		Ending Account Value		Annual Expense Ratio	Expenses Paid During Period

Conservative Allocation	$1,000		$1,017.60		1.46%	$7.32
Moderate Allocation	1,000		1,017.60		1.46%	7.32
Aggressive Allocation	1,000		1,017.60		1.46%	7.32
Diversified Income	1,000		1,015.61		1.86%	9.32
Covered Call & Equity Income	1,000		1,014.87		2.01%	10.07

	CLASS Y

Fund	Beginning Account Value		Ending Account Value		Annual Expense Ratio	Expenses Paid During Period

Tax-Free Virginia	$1,000		$1,020.59		0.86%	$4.32
Tax-Free National	1,000		1,020.74		0.83%	4.17
High Quality Bond	1,000		1,022.38		0.50%	2.51
Core Bond	1,000		1,021.58		0.66%	3.32
Corporate Bond	1,000		1,021.58		0.66%	3.32
High Income	1,000		1,021.08		0.76%	3.82
Covered Call & Equity Income	1,000		1,019.84		1.01%	5.07
Dividend Income	1,000		1,020.19		0.94%	4.72
Large Cap Value	1,000		1,020.24		0.93%	4.67
Investors	1,000		1,020.09		0.96%	4.82
Mid Cap	1,000		1,019.10		1.16%	5.82
Small Cap	1,000		1,018.60		1.26%	6.32
NorthRoad International	1,000		1,019.05		1.17%	5.87
International Stock	1,000		1,018.10		1.36%	6.82
Hansberger International Growth	1,000		1,019.10		1.16%	5.82

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	CLASS R6

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period

Core Bond	$1,000	$1,022.23	0.53%	$2.66
Covered Call & Equity Income	1,000	1,020.49	0.88%	4.42
Investors	1,000	1,021.03	0.77%	3.87
Mid Cap	1,000	1,020.98	0.78%	3.92
NorthRoad International	1,000	1,020.69	0.84%	4.22
Target Retirement 2020	1,000	1,023.32	0.31%	1.56
Target Retirement 2030	1,000	1,023.32	0.31%	1.56
Target Retirement 2040	1,000	1,023.32	0.31%	1.56
Target Retirement 2050	1,000	1,023.32	0.31%	1.56

	CLASS R6

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period

Hansberger International Growth	$1,000	$1,019.84	1.01%	$5.07

*The annual expense ratio does not include the expenses of the underlying funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Funds to vote proxies related to portfolio securities is available to shareholders at no cost on the Funds’ website at www.madisonfunds.com or by calling 1-800-877-6089. The proxy voting records for the Funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the Review of Period section are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

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FACTS	WHAT DOES MADISON FUNDS® DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

      •  Social Security number and transaction history
      •  Account balances and checking account information
      •  Purchase history and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share investors’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their investors’ personal information; the reasons Madison Funds chooses to share; and whether you can limit this sharing.

Reason we can share your personal information	Does Madison Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-877-6089 or go to www.madisonfunds.com.

Madison Funds | April 30, 2016

Who we are

Who is proving this notice?	Madison Funds Post Office Box 8390 Boston, MA 02266-8390

What we do
How does Madison Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Madison Funds collect my personal information?

We collect your personal information, for example, when you

      •  Open an account or provide account information
      •  Direct us to buy securities or make deposits or withdrawals from your account
      •  Give us your contact information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

      •  sharing for affiliates’ everyday business purposes—information about your creditworthiness
      •  affiliates from using your information to market to you
      •  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•    Our affiliates include companies with a common “Madison” name; financial companies such as Madison Investment Advisors and MFD Distributor, LLC, and subadvisers, NorthRoad Capital Management LLC and Hansberger Growth Investors, L.P.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Madison Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Madison Funds does not jointly market.

Other important information

Madison Funds Post Office Box 8390 Boston, MA 02266-8390 1 (800) 877-6089 www.madisonfunds.com

SEC File Number: 811-08261

4460-P1060
Rev: 0416

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Included in report to shareholders (Item 1) above. Otherwise, no changes. The Trust does not normally hold shareholder meetings.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officers determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable in semi-annual report.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ultra Series Fund

By: /s/ Lisa R. Lange

Lisa R. Lange, Chief Legal Officer and Chief Compliance Officer
Date: August 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Katherine L. Frank

Katherine L. Frank, Principal Executive Officer
Date: August 31, 2016

By: /s/ Greg Hoppe

Greg Hoppe, Principal Financial Officer
Date: August 31, 2016